UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811- 08821

Rydex Variable Trust

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Variable Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: January 1, 2021 to June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

6.30.2021

Rydex Variable Trust Funds Semi-Annual Report

Alternatives Funds
Guggenheim Long Short Equity Fund
Guggenheim Global Managed Futures Strategy Fund
Guggenheim Multi-Hedge Strategies Fund
Rydex Commodities Fund
Rydex Commodities Strategy Fund

GuggenheimInvestments.com	RVALTS-SEMI-0621x1221

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
LONG SHORT EQUITY FUND	8
GLOBAL MANAGED FUTURES STRATEGY FUND	26
MULTI-HEDGE STRATEGIES FUND	34
COMMODITIES STRATEGY FUND	57
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	63
OTHER INFORMATION	77
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	85
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	90
LIQUIDITY RISK MANAGEMENT PROGRAM	93

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

June 30, 2021

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for four alternative strategies funds (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the semi-annual period ended June 30, 2021.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

July 31, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19. The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of this uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

The Long Short Equity Fund is subject to a number of risks and may not be suitable for all investors. ●The Fund is subject to the risk that the Advisor’s use of a momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when momentum investing is out of favor. ●It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks or indices being shorted increase in value, thereby increasing potential losses to the Fund. ●The Fund’s loss on a short sale is potentially unlimited because there is no upper limit on the price a borrowed security could attain. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ●The use of derivatives, such as futures, options and swap agreements, may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ●The Fund may invest in American Depositary Receipts (“ADRs”) therefore subjecting the value of the fund’s portfolio to fluctuations in foreign exchange rates. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. See the prospectus for more information on these and additional risks.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

June 30, 2021

The Global Managed Futures Strategy Fund is subject to a number of risks and may not be suitable for all investors. ●The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Fund’s use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ●The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. Theoretically, securities sold short have the risk of unlimited losses. ●The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield, asset backed and mortgaged backed securities may subject the Fund to greater volatility. ●The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ●The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ●The Fund may invest in securities of foreign companies directly, or indirectly through the use of other investment companies and financial instruments that are linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. ● See the prospectus for more information on these and additional risks.

The Multi-Hedge Strategies Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risks and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in high yield securities and unrated securities of similar credit quality (“junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● The Fund’s exposure to the commodity and currency markets may subject the fund to greater volatility as commodity- and currency-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry, commodity or currency—such as droughts, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The Fund may also incur transaction costs with the conversion between various currencies. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or short sales or have exposure to high yield/fixed income securities, foreign currencies and/or securities. ● See the prospectus for more information on these and additional risks.

The Commodities Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity—such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● To the extent that the Fund’s investments are concentrated in energy-related commodities, the Fund is subject to the risk that this sector will underperform the market as a whole. ● The Fund’s use of derivatives, such as futures, options, structured notes and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or investments underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund is subject to tracking error risks, which may cause the Fund’s performance not to match that of or be lower than the Fund’s underlying benchmark. ● The Fund’s investments in other investment companies subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses. ●This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and additional risks.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	June 30, 2021

More states saw the end of COVID-19 related restrictions in the second quarter of 2021, including New York, California, and Illinois, marking a full reopening for almost all of the U.S. The U.S. has made solid vaccination progress, inoculating over 52% of the population. Those vaccinations have helped COVID-19 cases fall sharply from their peak, but the spread of the Delta variant is a worrying trend, particularly in areas with low vaccination rates. Though we expect cases will rise further as the Delta variant spreads, vaccination rates are high for the most vulnerable populations, which could limit hospitalizations and deaths, in turn reducing the need for a return to strict lockdowns.

Relaxed COVID-19 related measures and increased consumer comfort prompted a rapid reopening of the service sector and robust manufacturing activity. Both the ISM Manufacturing and Services Purchasing Managers Indexes cooled a bit in June but remain near the peaks of recent economic cycles.

Labor demand is also at record highs according to the National Federation of Independent Businesses (“NFIB”). The NFIB reported that nearly half of small-business owners in the U.S. could not fill job openings in June, making it the fifth consecutive month where the share of surveyed business owners citing jobs were hard to fill exceeded pre-COVID-19 historical highs. To attract more workers, business owners are raising or planning to raise compensation, especially in low-wage sectors where enhanced jobless benefits are competitive with wages. Corroborating this signal of strong labor demand is the consumer confidence data, which shows perceptions around job availability is above pre-COVID-19 highs.

Against this strong backdrop, the Federal Open Market Committee (“FOMC”) held its June meeting where, as expected, it kept rates unchanged. But the surprise came from the quarterly Summary of Economic Projections, which showed that FOMC participants now see upside risks to inflation at the highest levels in over a decade. This shift in the distribution of risk around inflation resulted in a surprise two-hike increase in their median fed funds rate forecast for 2023.

Our interpretation is that the U.S. Federal Reserve (“Fed”) is willing to be patient in reaching its dual mandate, but not irresponsible. Since the June meeting, 5-year forward Treasury Inflation-Protected Securities (“TIPS”) breakeven rates have fallen by about 0.25% as the market priced out a scenario in which the Fed lets inflation run too hot. This reassessment of the Fed’s reaction function led to a material decline in interest rates over the quarter. In the long run, keeping inflation expectations in check buys the central bank more time to keep policy accommodative.

Looking ahead, we are assessing the potential consequences of a slowdown in U.S. economic activity. Second quarter U.S. gross domestic product (“GDP”) is on track to show 8-9% annualized growth, after which we expect sequential growth could slow heading into 2022. Base effects from last year’s trough in activity could fade, as might the fiscal impulse over time. The impact of reopening businesses will also shrink. This natural slowdown in activity as we move through peak growth could present challenges if growth slows more than expected.

Inflation could fall given that much of the recent increase is coming from categories suffering temporary supply chain disruptions. Price pressures have materialized in sectors directly affected by the pandemic, such as hotels, airfares, and car rentals, where demand has bounced back faster than supply. Shortages in areas such as semiconductors and building materials are caused by factories and transportation abroad that have not returned to full capacity. As these factors are resolved and supply comes back online, a decline in inflation prints and inflation expectations over the next several quarters may prompt a rethink of the FOMC’s forecasted hikes.

The Fed may commence tapering asset purchases in 2022, but we continue to believe rate hikes will likely get pushed as far as 2025 as inflation cools and the Fed targets a historically tight labor market. This patience by the Fed would support credit conditions, which could mean low default volumes and positive risk-adjusted returns. Real U.S. interest rates could remain deeply negative, further supporting the credit sector as income-seeking investors search for yield.

For the six-month period ended June 30, 2021, the S&P 500® Index* returned 15.25%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 8.83%. The return of the MSCI Emerging Markets Index* was 7.45%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -1.60% return for the six-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.62%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.02% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	June 30, 2021

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative-value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

Morningstar Long/Short Equity Category Average is an average return of the funds in the Morningstar Long/Short Equity Category. The categories assist investors and investment professionals in making meaningful comparisons between funds, making it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P Goldman Sachs Commodity Index (S&P GSCI®), a benchmark for investment performance in the commodity markets, measures investable commodity price movements and inflation in the world economy. The index is calculated primarily on a world production weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2020 and ending June 30, 2021.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value December 31, 2020	Ending Account Value June 30, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Long Short Equity Fund	1.60%	11.32%	$ 1,000.00	$ 1,113.20	$ 8.38
Global Managed Futures Strategy Fund	1.68%	5.15%	1,000.00	1,051.50	8.55
Multi-Hedge Strategies Fund	1.84%	10.15%	1,000.00	1,101.50	9.59
Commodities Strategy Fund	1.65%	31.38%	1,000.00	1,313.80	9.47

Table 2. Based on hypothetical 5% return (before expenses)
Long Short Equity Fund	1.60%	5.00%	$ 1,000.00	$ 1,016.86	$ 8.00
Global Managed Futures Strategy Fund	1.68%	5.00%	1,000.00	1,016.46	8.40
Multi-Hedge Strategies Fund	1.84%	5.00%	1,000.00	1,015.67	9.20
Commodities Strategy Fund	1.65%	5.00%	1,000.00	1,016.61	8.25

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest. This ratio represents net expenses, which includes dividends on short sales and prime broker interest expenses. Excluding these expenses, the operating expense ratio of the Multi-Hedge Strategies Fund would be 1.15%.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period December 31, 2020 to June 30, 2021.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

LONG SHORT EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 2002

Ten Largest Holdings (% of Total Net Assets)
Microsoft Corp.	1.6%
Alphabet, Inc. — Class C	1.5%
Apple, Inc.	1.1%
Berkshire Hathaway, Inc. — Class B	1.1%
Johnson & Johnson	1.0%
Merck & Company, Inc.	1.0%
AutoZone, Inc.	0.9%
Verizon Communications, Inc.	0.9%
Toro Co.	0.9%
CSG Systems International, Inc.	0.8%
Top Ten Total	10.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Long Short Equity Fund	11.32%	23.59%	4.63%	3.44%
S&P 500 Index	15.25%	40.79%	17.65%	14.84%
Morningstar Long/Short Equity Category Average	8.95%	20.04%	5.95%	4.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The Morningstar/Long Short Equity Category Average is the equal-weighted simple average daily return for all funds in the Morningstar Long/Short Equity Category.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
LONG SHORT EQUITY FUND

	Shares	Value
COMMON STOCKS† - 96.7%

Financial - 18.9%
Berkshire Hathaway, Inc. — Class B*,1	1,035	$287,647
Aflac, Inc.[1]	3,254	174,610
Hanover Insurance Group, Inc.	1,262	171,178
Allstate Corp.[1]	1,294	168,789
Synchrony Financial[1]	3,424	166,132
Raymond James Financial, Inc.	1,221	158,608
Highwoods Properties, Inc. REIT[1]	3,481	157,237
Mercury General Corp.	2,331	151,398
Brandywine Realty Trust REIT[1]	10,573	144,956
Old Republic International Corp.	5,726	142,635
Healthcare Realty Trust, Inc. REIT	4,691	141,668
Safety Insurance Group, Inc.	1,676	131,197
Progressive Corp.	1,279	125,611
Discover Financial Services	1,029	121,720
Jefferies Financial Group, Inc.	3,208	109,714
Marsh & McLennan Companies, Inc.	734	103,259
Travelers Companies, Inc.[1]	687	102,851
Markel Corp.*	86	102,057
Enstar Group Ltd.*	424	101,302
Everest Re Group Ltd.	399	100,552
Evercore, Inc. — Class A	696	97,976
Arch Capital Group Ltd.*	2,496	97,194
Capital One Financial Corp.	625	96,681
Associated Banc-Corp.	4,585	93,901
Brighthouse Financial, Inc.*	2,049	93,311
Houlihan Lokey, Inc.	1,092	89,315
Essent Group Ltd.	1,964	88,282
Interactive Brokers Group, Inc. — Class A	1,330	87,421
Cboe Global Markets, Inc.	720	85,716
Federated Hermes, Inc. — Class B	2,508	85,046
AMERISAFE, Inc.	1,335	79,686
Janus Henderson Group plc	1,989	77,193
BankUnited, Inc.	1,731	73,896
SEI Investments Co.	1,188	73,620
RenaissanceRe Holdings Ltd.	489	72,773
Radian Group, Inc.	3,155	70,199
Affiliated Managers Group, Inc.	450	69,395
Cincinnati Financial Corp.	564	65,774
Goldman Sachs Group, Inc.	172	65,279
OneMain Holdings, Inc.	1,060	63,505
First American Financial Corp.	999	62,288
JPMorgan Chase & Co.[1]	391	60,816
Citigroup, Inc.	825	58,369
Stewart Information Services Corp.	1,013	57,427
MGIC Investment Corp.	3,681	50,062
Western Union Co.	2,157	49,546
Sabra Health Care REIT, Inc.	2,675	48,685
Brown & Brown, Inc.	902	47,932
W R Berkley Corp.	630	46,891
Mastercard, Inc. — Class A	128	46,732
Visa, Inc. — Class A1	199	46,530
Artisan Partners Asset Management, Inc. — Class A	866	44,010
Lexington Realty Trust REIT	3,637	43,462
Total Financial		5,152,034

Consumer, Non-cyclical - 16.4%
Johnson & Johnson[1]	1,694	279,070
Merck & Company, Inc.[1]	3,413	265,429
Gilead Sciences, Inc.[1]	3,335	229,648
Bristol-Myers Squibb Co.[1]	3,320	221,843
Amgen, Inc.[1]	799	194,756
Thermo Fisher Scientific, Inc.	327	164,962
Pfizer, Inc.[1]	3,826	149,826
Bio-Rad Laboratories, Inc. — Class A*	227	146,254
Regeneron Pharmaceuticals, Inc.*,1	258	144,103
Molson Coors Beverage Co. — Class B*,1	2,607	139,970
Hershey Co.	685	119,313
John B Sanfilippo & Son, Inc.[1]	1,331	117,887
Hologic, Inc.*	1,700	113,424
McKesson Corp.[1]	585	111,875
United Therapeutics Corp.*	622	111,593
Incyte Corp.*,1	1,261	106,088
Vertex Pharmaceuticals, Inc.*	446	89,927
Prestige Consumer Healthcare, Inc.*	1,690	88,049
PerkinElmer, Inc.	555	85,698
Eagle Pharmaceuticals, Inc.*	1,985	84,958
Vector Group Ltd.	5,827	82,394
H&R Block, Inc.	3,416	80,208
Humana, Inc.	181	80,132
Quest Diagnostics, Inc.	605	79,842
PepsiCo, Inc.[1]	529	78,382
Abbott Laboratories	665	77,093
Chemed Corp.	162	76,869
Blueprint Medicines Corp.*	853	75,030
Innoviva, Inc.*	4,804	64,422
Laboratory Corporation of America Holdings*	228	62,894
Coherus Biosciences, Inc.*	4,347	60,119
Hill-Rom Holdings, Inc.	509	57,817
Grand Canyon Education, Inc.*	594	53,442
Vanda Pharmaceuticals, Inc.*	2,476	53,259
Masimo Corp.*	210	50,915
PayPal Holdings, Inc.*	172	50,134
Exelixis, Inc.*	2,675	48,738
Bruker Corp.	638	48,475
Zoetis, Inc.	256	47,708
Philip Morris International, Inc.	476	47,176
Procter & Gamble Co.[1]	348	46,956
UnitedHealth Group, Inc.	117	46,852
HCA Healthcare, Inc.	222	45,896
Baxter International, Inc.	568	45,724
J M Smucker Co.	341	44,183
Total Consumer, Non-cyclical		4,469,333

Industrial - 13.9%
Toro Co.	2,208	242,615
Donaldson Company, Inc.[1]	3,057	194,211
MDU Resources Group, Inc.[1]	6,101	191,205
Garmin Ltd.	1,189	171,977

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
LONG SHORT EQUITY FUND

	Shares	Value
Vishay Intertechnology, Inc.[1]	6,519	$147,003
Watts Water Technologies, Inc. — Class A	1,002	146,202
Eagle Materials, Inc.	1,022	145,237
Mettler-Toledo International, Inc.*	93	128,837
3M Co.[1]	635	126,130
Oshkosh Corp.[1]	968	120,652
OSI Systems, Inc.*	1,172	119,122
Northrop Grumman Corp.[1]	295	107,212
Masco Corp.[1]	1,794	105,685
Snap-on, Inc.[1]	457	102,108
Parker-Hannifin Corp.[1]	321	98,582
Agilent Technologies, Inc.	666	98,442
Owens Corning	886	86,739
Waters Corp.*,1	246	85,020
Timken Co.	1,048	84,458
Fortive Corp.	1,192	83,130
Louisiana-Pacific Corp.	1,327	80,005
Huntington Ingalls Industries, Inc.	346	72,919
Lennox International, Inc.	200	70,160
Lincoln Electric Holdings, Inc.	526	69,279
Carlisle Companies, Inc.	355	67,940
Keysight Technologies, Inc.*	434	67,014
Sealed Air Corp.	1,094	64,820
Acuity Brands, Inc.	339	63,403
Hillenbrand, Inc.	1,437	63,343
AGCO Corp.	469	61,148
Boise Cascade Co.	1,029	60,042
Sanmina Corp.*	1,541	60,037
Lockheed Martin Corp.	154	58,266
Sturm Ruger & Company, Inc.	603	54,258
Worthington Industries, Inc.	876	53,594
A O Smith Corp.	701	50,514
Pentair plc	732	49,403
Graco, Inc.	643	48,675
Berry Global Group, Inc.*	701	45,719
Arrow Electronics, Inc.*	380	43,255
Total Industrial		3,788,361

Technology - 13.7%
Microsoft Corp.[1]	1,573	426,126
Apple, Inc.[1]	2,101	287,753
CSG Systems International, Inc.	4,895	230,946
Activision Blizzard, Inc.	1,892	180,572
Cadence Design Systems, Inc.*	1,199	164,047
Texas Instruments, Inc.[1]	832	159,994
Electronic Arts, Inc.	1,019	146,563
Rambus, Inc.*	5,064	120,067
Broadcom, Inc.[1]	244	116,349
Cerner Corp.[1]	1,478	115,520
CDK Global, Inc.[1]	2,157	107,181
HP, Inc.[1]	3,494	105,484
Seagate Technology Holdings plc[1]	1,160	101,999
Intel Corp.[1]	1,689	94,821
Take-Two Interactive Software, Inc.*	528	93,467
Cirrus Logic, Inc.*	1,075	91,504
Cognizant Technology Solutions Corp. — Class A1	1,284	88,930
Progress Software Corp.	1,712	79,180
Kulicke & Soffa Industries, Inc.	1,247	76,316
NetApp, Inc.	931	76,174
International Business Machines Corp.[1]	515	75,494
QUALCOMM, Inc.	481	68,749
Lumentum Holdings, Inc.*	807	66,198
Paychex, Inc.	550	59,015
Qorvo, Inc.*	294	57,521
NVIDIA Corp.	66	52,807
Synaptics, Inc.*	336	52,275
MAXIMUS, Inc.	593	52,166
Synopsys, Inc.*	178	49,091
Accenture plc — Class A	164	48,345
KLA Corp.	148	47,983
Dropbox, Inc. — Class A*	1,578	47,829
ExlService Holdings, Inc.*	449	47,711
Oracle Corp.[1]	570	44,369
NetScout Systems, Inc.*	1,528	43,609
Adobe, Inc.*	57	33,382
salesforce.com, Inc.*	130	31,755
Total Technology		3,741,292

Consumer, Cyclical - 11.3%
AutoZone, Inc.*,1	168	250,693
O’Reilly Automotive, Inc.*,1	398	225,351
Gentex Corp.[1]	5,925	196,058
Yum! Brands, Inc.	1,688	194,171
Lowe’s Companies, Inc.	1,001	194,164
Cummins, Inc.[1]	548	133,608
Allison Transmission Holdings, Inc.[1]	3,228	128,281
WW Grainger, Inc.[1]	284	124,392
Dolby Laboratories, Inc. — Class A	1,114	109,495
Brunswick Corp.	1,091	108,686
MSC Industrial Direct Company, Inc. — Class A1	1,193	107,048
Best Buy Company, Inc.	861	98,998
Gentherm, Inc.*,1	1,339	95,136
PulteGroup, Inc.	1,686	92,005
Carter’s, Inc.	841	86,766
AutoNation, Inc.*,1	914	86,656
Murphy USA, Inc.	637	84,957
Whirlpool Corp.	364	79,359
Polaris, Inc.	540	73,958
NVR, Inc.*	13	64,653
Meritage Homes Corp.*	593	55,789
Lennar Corp. — Class A	550	54,643
Deckers Outdoor Corp.*	141	54,154
Tesla, Inc.*	77	52,337
Dick’s Sporting Goods, Inc.	481	48,191
Home Depot, Inc.[1]	151	48,152
LKQ Corp.*	977	48,088
Genuine Parts Co.	380	48,059
Target Corp.	198	47,864
Fastenal Co.	886	46,072
Tri Pointe Homes, Inc.*	2,128	45,603
Total Consumer, Cyclical		3,083,387

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
LONG SHORT EQUITY FUND

	Shares	Value
Communications - 10.4%
Alphabet, Inc. — Class C*,1	167	$418,555
Verizon Communications, Inc.[1]	4,345	243,450
VeriSign, Inc.*,1	1,001	227,918
Viavi Solutions, Inc.*,1	11,580	204,503
Amazon.com, Inc.*,1	59	202,969
Omnicom Group, Inc.[1]	2,402	192,136
Cisco Systems, Inc.[1]	3,310	175,430
Facebook, Inc. — Class A*,1	388	134,912
Cogent Communications Holdings, Inc.	1,365	104,955
Juniper Networks, Inc.[1]	3,487	95,369
Telephone & Data Systems, Inc.[1]	3,936	89,190
TEGNA, Inc.	4,696	88,097
Motorola Solutions, Inc.	382	82,837
InterDigital, Inc.	1,000	73,030
F5 Networks, Inc.*	343	64,024
Comcast Corp. — Class A1	1,085	61,867
Nexstar Media Group, Inc. — Class A	413	61,074
Ciena Corp.*	1,066	60,645
World Wrestling Entertainment, Inc. — Class A	1,046	60,553
Fox Corp. — Class A	1,544	57,329
Yelp, Inc. — Class A*	1,171	46,793
Walt Disney Co.*	264	46,403
AT&T, Inc.[1]	908	26,132
Total Communications		2,818,171

Utilities - 9.4%
CMS Energy Corp.	3,407	201,286
Southern Co.[1]	3,320	200,893
Public Service Enterprise Group, Inc.[1]	3,356	200,487
UGI Corp.[1]	4,255	197,049
IDACORP, Inc.[1]	2,021	197,048
DTE Energy Co.	1,504	194,918
MGE Energy, Inc.	2,477	184,388
American States Water Co.	2,202	175,191
Chesapeake Utilities Corp.	1,193	143,554
New Jersey Resources Corp.	3,441	136,160
Sempra Energy[1]	1,004	133,010
American Water Works Company, Inc.	807	124,383
Pinnacle West Capital Corp.[1]	1,480	121,316
Avista Corp.	2,372	101,213
WEC Energy Group, Inc.	1,127	100,247
National Fuel Gas Co.	1,609	84,070
Portland General Electric Co.	1,580	72,806
Total Utilities		2,568,019

Basic Materials - 1.4%
Reliance Steel & Aluminum Co.	750	113,175
NewMarket Corp.	283	91,120
Commercial Metals Co.	2,065	63,437
Ingevity Corp.*	770	62,647
Celanese Corp. — Class A	305	46,238
Total Basic Materials		376,617

Energy - 1.3%
Williams Companies, Inc.	3,877	102,934
Kinder Morgan, Inc.	5,429	98,971
Antero Midstream Corp.	5,675	58,963
Chevron Corp.	432	45,248
Equitrans Midstream Corp.	4,918	41,852
Total Energy		347,968

Total Common Stocks
(Cost $23,245,752)		26,345,182

MONEY MARKET FUND† - 7.8%
Invesco Short-Term Investments Trust Treasury Obligations Portfolio, — Institutional Class 0.01%[2]	2,132,847	2,132,847
Total Money Market Fund
(Cost $2,132,847)		2,132,847

Total Investments - 104.5%
(Cost $25,378,599)		$28,478,029
Other Assets & Liabilities, net - (4.5)%		(1,227,494)
Total Net Assets - 100.0%		$27,250,535

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements ††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	0.50% (Federal Funds Rate + 0.40%)	At Maturity	03/27/24	$9,656,274	$702,264
Goldman Sachs International	GS Equity Custom Basket	0.55% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	9,608,453	694,237
					$19,264,727	$1,396,501
OTC Custom Basket Swap Agreements Sold Short ††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	(0.20%) (Federal Funds Rate - 0.30%)	At Maturity	03/27/24	$11,716,652	$(468,594)
Goldman Sachs International	GS Equity Custom Basket	(0.10%) (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	12,090,552	(482,330)
					$23,807,204	$(950,924)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY LONG CUSTOM BASKET
Financial
Berkshire Hathaway, Inc. — Class B	382	1.12%	$11,694
Allstate Corp.	478	0.67%	11,422
Synchrony Financial	1,265	0.64%	8,962
JPMorgan Chase & Co.	144	0.23%	6,496
Aflac, Inc.	1,202	0.67%	6,312
Travelers Companies, Inc.	254	0.39%	4,167
Mercury General Corp.	861	0.58%	3,855
Highwoods Properties, Inc.	1,286	0.60%	3,261
Visa, Inc. — Class A	73	0.18%	3,014
Jefferies Financial Group, Inc.	1,185	0.42%	2,575
Progressive Corp.	472	0.48%	2,277
Western Union Co.	797	0.19%	1,593
Cboe Global Markets, Inc.	266	0.33%	1,472
Mastercard, Inc. — Class A	47	0.18%	1,421
Federated Hermes, Inc. — Class B	927	0.33%	1,376
Houlihan Lokey, Inc.	403	0.34%	962
Marsh & McLennan Companies, Inc.	271	0.39%	624
Brown & Brown, Inc.	333	0.18%	390
Goldman Sachs Group, Inc.	126	0.50%	362
Sabra Health Care REIT, Inc.	988	0.19%	333
OneMain Holdings, Inc.	391	0.24%	251
Interactive Brokers Group, Inc. — Class A	491	0.33%	231
Gaming and Leisure Properties, Inc.	1	0.00%	6
Janus Henderson Group plc	735	0.30%	(152)
Arch Capital Group Ltd.	922	0.37%	(204)
Evercore, Inc. — Class A	257	0.37%	(260)
SEI Investments Co.	439	0.28%	(286)
W R Berkley Corp.	232	0.18%	(306)
RenaissanceRe Holdings Ltd.	180	0.28%	(340)
Everest Re Group Ltd.	147	0.38%	(382)
Raymond James Financial, Inc.	451	0.61%	(384)
Markel Corp.	32	0.39%	(575)
Radian Group, Inc.	1,166	0.27%	(782)
Brighthouse Financial, Inc.	757	0.36%	(786)
Citigroup, Inc.	305	0.22%	(948)
Artisan Partners Asset Management, Inc. — Class A	320	0.17%	(954)
Stewart Information Services Corp.	374	0.22%	(1,003)
Cincinnati Financial Corp.	208	0.25%	(1,058)
Affiliated Managers Group, Inc.	166	0.27%	(1,130)
MGIC Investment Corp.	1,360	0.19%	(1,141)
Capital One Financial Corp.	231	0.37%	(1,249)
AMERISAFE, Inc.	493	0.30%	(1,271)
First American Financial Corp.	369	0.24%	(1,281)
Enstar Group Ltd.	156	0.39%	(1,346)
Lexington Realty Trust	1,344	0.17%	(1,373)
Safety Insurance Group, Inc.	619	0.50%	(1,437)
Brandywine Realty Trust	3,907	0.55%	(1,524)
Hanover Insurance Group, Inc.	466	0.65%	(1,750)
Essent Group Ltd.	726	0.34%	(1,939)
Discover Financial Services	380	0.47%	(2,012)
BankUnited, Inc.	639	0.28%	(2,244)
Old Republic International Corp.	2,116	0.55%	(2,979)
Associated Banc-Corp.	1,694	0.36%	(3,105)
Healthcare Realty Trust, Inc.	1,733	0.54%	(3,403)
Total Financial			35,452

Consumer, Non-cyclical
McKesson Corp.	216	0.43%	15,972
Molson Coors Beverage Co. — Class B	963	0.54%	12,858
Johnson & Johnson	450	0.77%	10,007
Amgen, Inc.	295	0.74%	9,217
United Therapeutics Corp.	230	0.43%	7,736
Thermo Fisher Scientific, Inc.	120	0.63%	7,348
H&R Block, Inc.	1,262	0.31%	6,486
Laboratory Corporation of America Holdings	84	0.24%	5,863
Pfizer, Inc.	1,414	0.57%	5,429
Regeneron Pharmaceuticals, Inc.	95	0.55%	5,130
Prestige Consumer Healthcare, Inc.	624	0.34%	4,824
PayPal Holdings, Inc.	63	0.19%	4,656
Bristol-Myers Squibb Co.	1,227	0.85%	4,533
UnitedHealth Group, Inc.	43	0.18%	4,334
Philip Morris International, Inc.	176	0.18%	4,092
Procter & Gamble Co.	128	0.18%	4,003
Bio-Rad Laboratories, Inc. — Class A	84	0.56%	3,729
J M Smucker Co.	126	0.17%	3,281
Vector Group Ltd.	1,289	0.19%	3,130
Abbott Laboratories	245	0.29%	2,999
Hill-Rom Holdings, Inc.	188	0.22%	2,570

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Humana, Inc.	67	0.31%	$2,456
Merck & Company, Inc.	895	0.72%	2,390
Hershey Co.	253	0.46%	2,385
Vanda Pharmaceuticals, Inc.	915	0.20%	2,197
Quest Diagnostics, Inc.	223	0.30%	2,091
PepsiCo, Inc.	195	0.30%	1,959
Innoviva, Inc.	1,775	0.25%	1,689
PerkinElmer, Inc.	205	0.33%	1,646
Masimo Corp.	77	0.19%	1,594
Eagle Pharmaceuticals, Inc.	733	0.32%	1,468
Vertex Pharmaceuticals, Inc.	164	0.34%	874
HCA Healthcare, Inc.	82	0.18%	706
Bruker Corp.	235	0.18%	696
Blueprint Medicines Corp.	315	0.29%	592
Zoetis, Inc.	94	0.18%	555
Incyte Corp.	466	0.41%	522
Organon & Co.	1	0.00%	(4)
Gilead Sciences, Inc.	1,232	0.88%	(84)
Hologic, Inc.	628	0.43%	(219)
Chemed Corp.	60	0.29%	(402)
Baxter International, Inc.	209	0.17%	(428)
Grand Canyon Education, Inc.	219	0.20%	(701)
John B Sanfilippo & Son, Inc.	492	0.45%	(990)
Coherus Biosciences, Inc.	1,606	0.23%	(1,031)
Exelixis, Inc.	988	0.19%	(4,681)
Total Consumer, Non-cyclical			143,477

Industrial
Owens Corning	327	0.33%	11,884
Oshkosh Corp.	358	0.46%	11,740
Acuity Brands, Inc.	125	0.24%	10,796
AGCO Corp.	173	0.23%	10,407
Snap-on, Inc.	168	0.39%	9,964
Waters Corp.	91	0.33%	9,089
Vishay Intertechnology, Inc.	2,409	0.56%	7,338
3M Co.	234	0.48%	7,093
Timken Co.	387	0.32%	6,511
Mettler-Toledo International, Inc.	34	0.49%	5,795
Lincoln Electric Holdings, Inc.	194	0.26%	5,608
Arrow Electronics, Inc.	140	0.17%	5,472
Northrop Grumman Corp.	109	0.41%	4,870
Agilent Technologies, Inc.	246	0.38%	4,382
Lennox International, Inc.	73	0.27%	4,208
Toro Co.	816	0.93%	3,327
Sealed Air Corp.	404	0.25%	3,065
Donaldson Company, Inc.	1,130	0.74%	2,625
Sturm Ruger & Company, Inc.	223	0.21%	2,450
Berry Global Group, Inc.	259	0.17%	2,120
Lockheed Martin Corp.	57	0.22%	1,826
OSI Systems, Inc.	433	0.46%	1,566
Masco Corp.	663	0.40%	1,302
Watts Water Technologies, Inc. — Class A	370	0.56%	1,238
Keysight Technologies, Inc.	160	0.26%	1,161
Parker-Hannifin Corp.	118	0.38%	1,006
A O Smith Corp.	259	0.19%	939
Graco, Inc.	237	0.19%	550
Carlisle Companies, Inc.	131	0.26%	325
Garmin Ltd.	439	0.66%	140
Pentair plc	270	0.19%	135
Huntington Ingalls Industries, Inc.	128	0.28%	(95)
Fortive Corp.	440	0.32%	(355)
Louisiana-Pacific Corp.	490	0.31%	(403)
Sanmina Corp.	569	0.23%	(784)
Worthington Industries, Inc.	324	0.21%	(1,237)
Boise Cascade Co.	380	0.23%	(1,390)
Hillenbrand, Inc.	531	0.24%	(2,525)
Eagle Materials, Inc.	377	0.55%	(3,242)
MDU Resources Group, Inc.	2,254	0.73%	(4,652)
Total Industrial			124,249

Communications
Alphabet, Inc. — Class C	62	1.61%	30,811
Amazon.com, Inc.	22	0.78%	22,877
Facebook, Inc. — Class A	143	0.51%	17,571
Viavi Solutions, Inc.	4,279	0.78%	15,096
Cisco Systems, Inc.	1,223	0.67%	12,896
VeriSign, Inc.	370	0.87%	8,610
Motorola Solutions, Inc.	141	0.32%	7,180
Juniper Networks, Inc.	1,288	0.36%	6,307
Ciena Corp.	394	0.23%	4,466
Comcast Corp. — Class A	401	0.24%	4,045
Omnicom Group, Inc.	887	0.73%	2,293
Walt Disney Co.	97	0.18%	1,993
InterDigital, Inc.	369	0.28%	352
Cogent Communications Holdings, Inc.	504	0.40%	149
Yelp, Inc. — Class A	432	0.18%	(216)
Fox Corp. — Class A	570	0.22%	(397)
TEGNA, Inc.	1,735	0.34%	(621)
F5 Networks, Inc.	127	0.25%	(642)
Nexstar Media Group, Inc. — Class A	152	0.23%	(740)
AT&T, Inc.	335	0.10%	(878)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
World Wrestling Entertainment, Inc. — Class A	386	0.23%	$(1,603)
Verizon Communications, Inc.	1,144	0.66%	(2,796)
Telephone & Data Systems, Inc.	1,454	0.34%	(2,881)
Total Communications			123,872

Energy
Antero Midstream Corp.	2,097	0.23%	(384)
Chevron Corp.	159	0.17%	(545)
Williams Companies, Inc.	1,432	0.39%	(1,795)
Kinder Morgan, Inc.	2,006	0.38%	(1,881)
Equitrans Midstream Corp.	1,817	0.16%	(2,052)
Total Energy			(6,657)

Consumer, Cyclical
Gentherm, Inc.	495	0.36%	13,496
AutoZone, Inc.	62	0.96%	12,526
O’Reilly Automotive, Inc.	147	0.86%	7,733
Brunswick Corp.	403	0.42%	7,669
AutoNation, Inc.	337	0.33%	7,523
Cummins, Inc.	202	0.51%	6,893
Home Depot, Inc.	55	0.18%	4,809
Genuine Parts Co.	140	0.18%	4,315
Lowe’s Companies, Inc.	370	0.74%	3,927
MSC Industrial Direct Company, Inc. — Class A	440	0.41%	3,796
PulteGroup, Inc.	623	0.35%	3,791
Lennar Corp. — Class A	203	0.21%	3,438
Dolby Laboratories, Inc. — Class A	411	0.42%	2,912
Deckers Outdoor Corp.	52	0.21%	2,630
Gentex Corp.	2,189	0.75%	2,441
Polaris, Inc.	199	0.28%	1,503
NVR, Inc.	5	0.26%	1,453
Target Corp.	73	0.18%	648
WW Grainger, Inc.	105	0.48%	420
Best Buy Company, Inc.	318	0.38%	128
Dick’s Sporting Goods, Inc.	177	0.18%	126
LKQ Corp.	361	0.18%	(120)
Fastenal Co.	327	0.18%	(221)
Carter’s, Inc.	311	0.33%	(445)
Tri Pointe Homes, Inc.	786	0.17%	(513)
Whirlpool Corp.	134	0.30%	(960)
Meritage Homes Corp.	219	0.21%	(961)
Murphy USA, Inc.	235	0.32%	(1,217)
Allison Transmission Holdings, Inc.	1,193	0.49%	(2,414)
Tesla, Inc.	28	0.20%	(2,705)
Yum! Brands, Inc.	624	0.74%	(2,823)
Total Consumer, Cyclical			79,798

Utilities
UGI Corp.	1,572	0.75%	12,586
Public Service Enterprise Group, Inc.	1,240	0.77%	2,861
Southern Co.	1,227	0.77%	1,687
IDACORP, Inc.	746	0.75%	743
Pinnacle West Capital Corp.	547	0.46%	702
Chesapeake Utilities Corp.	441	0.55%	67
Sempra Energy	371	0.51%	(902)
MGE Energy, Inc.	915	0.71%	(1,586)
WEC Energy Group, Inc.	416	0.38%	(1,596)
American Water Works Company, Inc.	298	0.48%	(1,655)
National Fuel Gas Co.	594	0.32%	(1,683)
CMS Energy Corp.	1,259	0.77%	(1,816)
American States Water Co.	814	0.67%	(1,988)
DTE Energy Co.	555	0.74%	(2,169)
Avista Corp.	876	0.39%	(2,629)
Portland General Electric Co.	583	0.28%	(2,704)
New Jersey Resources Corp.	1,271	0.52%	(5,562)
Total Utilities			(5,644)

Technology
Apple, Inc.	776	1.10%	46,025
Microsoft Corp.	581	1.63%	41,318
Seagate Technology Holdings plc	428	0.39%	15,702
Kulicke & Soffa Industries, Inc.	460	0.29%	15,070
NetApp, Inc.	344	0.29%	11,573
HP, Inc.	1,291	0.40%	11,107
Texas Instruments, Inc.	307	0.61%	10,117
Rambus, Inc.	1,871	0.46%	7,184
KLA Corp.	54	0.18%	7,105
NVIDIA Corp.	24	0.20%	6,586
Oracle Corp.	210	0.17%	5,256
International Business Machines Corp.	190	0.29%	4,895
CDK Global, Inc.	797	0.41%	4,705
Cerner Corp.	546	0.44%	4,429
Adobe, Inc.	21	0.13%	4,409
Cirrus Logic, Inc.	397	0.35%	3,937
QUALCOMM, Inc.	178	0.26%	3,809
Cadence Design Systems, Inc.	443	0.63%	3,473
Broadcom, Inc.	90	0.44%	3,357
Dropbox, Inc. — Class A	583	0.18%	3,289
CSG Systems International, Inc.	1,809	0.88%	2,891
Qorvo, Inc.	108	0.22%	2,560
Paychex, Inc.	203	0.23%	2,261

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Accenture plc — Class A	60	0.18%	$2,234
Synaptics, Inc.	124	0.20%	1,933
Synopsys, Inc.	65	0.19%	1,621
Intel Corp.	624	0.36%	1,499
Lumentum Holdings, Inc.	298	0.25%	389
salesforce.com, Inc.	48	0.12%	237
ExlService Holdings, Inc.	166	0.18%	214
Electronic Arts, Inc.	376	0.56%	(525)
Progress Software Corp.	632	0.30%	(1,013)
MAXIMUS, Inc.	219	0.20%	(1,203)
NetScout Systems, Inc.	564	0.17%	(1,276)
Take-Two Interactive Software, Inc.	195	0.36%	(1,767)
Activision Blizzard, Inc.	699	0.69%	(1,887)
Cognizant Technology Solutions Corp. — Class A	474	0.34%	(2,777)
Total Technology			218,737

Basic Materials
Ingevity Corp.	284	0.24%	(636)
Celanese Corp. — Class A	113	0.18%	(1,004)
NewMarket Corp.	104	0.35%	(1,454)
Commercial Metals Co.	763	0.24%	(1,833)
Reliance Steel & Aluminum Co.	277	0.43%	(6,096)
Total Basic Materials			(11,020)
Total MS Equity Long Custom Basket			702,264

MS EQUITY SHORT CUSTOM BASKET
Financial
JBG SMITH Properties	5,518	(1.46)%	7,669
Lincoln National Corp.	1,399	(0.74)%	6,723
Alexandria Real Estate Equities, Inc.	559	(0.87)%	6,002
American International Group, Inc.	1,343	(0.55)%	5,908
U.S. Bancorp	2,786	(1.35)%	5,742
Truist Financial Corp.	2,275	(1.08)%	5,713
Prudential Financial, Inc.	1,558	(1.36)%	4,765
Global Net Lease, Inc.	2,784	(0.44)%	3,211
Comerica, Inc.	929	(0.57)%	2,146
Bank of America Corp.	3,987	(1.40)%	2,052
State Street Corp.	1,364	(0.96)%	1,974
UDR, Inc.	3,613	(1.51)%	1,823
CyrusOne, Inc.	1,004	(0.61)%	1,727
Equitable Holdings, Inc.	2,337	(0.61)%	1,586
Mid-America Apartment Communities, Inc.	561	(0.81)%	1,455
Ryman Hospitality Properties, Inc.	597	(0.40)%	1,116
Americold Realty Trust	3,589	(1.16)%	239
Wells Fargo & Co.	886	(0.34)%	197
SBA Communications Corp.	142	(0.39)%	(253)
Crown Castle International Corp.	386	(0.64)%	(346)
Bank of New York Mellon Corp.	810	(0.35)%	(741)
Host Hotels & Resorts, Inc.	5,514	(0.80)%	(1,071)
Digital Realty Trust, Inc.	815	(1.05)%	(1,838)
Welltower, Inc.	936	(0.66)%	(3,653)
American Homes 4 Rent — Class A	1,499	(0.50)%	(4,704)
Federal Realty Investment Trust	494	(0.49)%	(5,026)
Charles Schwab Corp.	2,147	(1.33)%	(5,392)
Invitation Homes, Inc.	2,336	(0.74)%	(6,454)
Healthpeak Properties, Inc.	4,981	(1.42)%	(6,602)
American Tower Corp. — Class A	194	(0.45)%	(11,220)
Howard Hughes Corp.	758	(0.63)%	(13,838)
Rayonier, Inc.	2,596	(0.80)%	(14,735)
Brookline Bancorp, Inc.	4,914	(0.63)%	(18,115)
Prologis, Inc.	980	(1.00)%	(18,160)
Loews Corp.	1,296	(0.60)%	(18,458)
Equinix, Inc.	176	(1.21)%	(19,373)
Camden Property Trust	889	(1.01)%	(27,044)
Sun Communities, Inc.	799	(1.17)%	(34,276)
Rexford Industrial Realty, Inc.	2,381	(1.16)%	(41,221)
First Republic Bank	1,047	(1.67)%	(47,696)
Total Financial			(240,168)

Communications
Anaplan, Inc.	521	(0.24)%	1,795
Okta, Inc.	259	(0.54)%	(245)
Uber Technologies, Inc.	1,710	(0.73)%	(597)
Q2 Holdings, Inc.	898	(0.79)%	(8,793)
Zendesk, Inc.	414	(0.51)%	(14,123)
Liberty Broadband Corp. — Class C	564	(0.84)%	(15,335)
Total Communications			(37,298)

Consumer, Non-cyclical
Verisk Analytics, Inc. — Class A	1,171	(1.75)%	11,955
Archer-Daniels-Midland Co.	2,231	(1.15)%	11,442
ManpowerGroup, Inc.	949	(0.96)%	3,314
CoStar Group, Inc.	1,210	(0.86)%	2,855
Cooper Companies, Inc.	109	(0.37)%	803
McCormick & Company, Inc.	1,150	(0.87)%	117
Brink’s Co.	716	(0.47)%	(461)
Alnylam Pharmaceuticals, Inc.	251	(0.36)%	(1,564)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Guardant Health, Inc.	501	(0.53)%	$(1,863)
Rollins, Inc.	2,383	(0.70)%	(2,230)
TransUnion	1,157	(1.08)%	(8,882)
Avalara, Inc.	201	(0.28)%	(11,977)
Cintas Corp.	568	(1.85)%	(16,917)
Equifax, Inc.	437	(0.89)%	(30,158)
Total Consumer, Non-cyclical			(43,566)

Utilities
Atmos Energy Corp.	1,647	(1.35)%	8,756
Exelon Corp.	3,433	(1.30)%	8,095
ONE Gas, Inc.	2,184	(1.38)%	7,130
Xcel Energy, Inc.	2,032	(1.14)%	6,919
Black Hills Corp.	1,058	(0.59)%	3,953
OGE Energy Corp.	2,503	(0.72)%	3,674
CenterPoint Energy, Inc.	2,107	(0.44)%	2,850
Edison International	3,007	(1.48)%	(111)
Total Utilities			41,266

Technology
KBR, Inc.	3,115	(1.01)%	5,508
Leidos Holdings, Inc.	903	(0.78)%	4,757
Blackline, Inc.	261	(0.25)%	1,136
Clarivate plc	2,317	(0.54)%	(1,144)
Sailpoint Technologies Holdings, Inc.	587	(0.26)%	(1,693)
Twilio, Inc. — Class A	84	(0.28)%	(2,564)
Tyler Technologies, Inc.	64	(0.25)%	(3,665)
Ceridian HCM Holding, Inc.	619	(0.51)%	(4,929)
Coupa Software, Inc.	232	(0.52)%	(4,967)
Smartsheet, Inc. — Class A	430	(0.27)%	(9,509)
Rapid7, Inc.	639	(0.52)%	(13,311)
HubSpot, Inc.	54	(0.27)%	(14,887)
Total Technology			(45,268)

Industrial
Jacobs Engineering Group, Inc.	1,435	(1.63)%	9,434
Ball Corp.	848	(0.59)%	8,434
Stericycle, Inc.	2,474	(1.51)%	6,513
XPO Logistics, Inc.	623	(0.74)%	5,408
Norfolk Southern Corp.	558	(1.26)%	3,535
Exponent, Inc.	549	(0.42)%	3,315
US Ecology, Inc.	1,736	(0.56)%	416
MSA Safety, Inc.	531	(0.75)%	193
Raytheon Technologies Corp.	1,822	(1.33)%	(833)
FedEx Corp.	276	(0.70)%	(834)
Republic Services, Inc. — Class A	1,842	(1.73)%	(1,240)
United Parcel Service, Inc. — Class B	221	(0.39)%	(1,248)
Boeing Co.	355	(0.73)%	(1,467)
TransDigm Group, Inc.	83	(0.46)%	(3,369)
Waste Management, Inc.	1,415	(1.69)%	(4,727)
Tetra Tech, Inc.	524	(0.55)%	(10,945)
Ingersoll Rand, Inc.	1,854	(0.77)%	(12,370)
Casella Waste Systems, Inc. — Class A	2,101	(1.14)%	(17,570)
Total Industrial			(17,355)

Energy
Baker Hughes Co.	2,743	(0.54)%	8,193
Schlumberger N.V.	5,630	(1.54)%	4,696
Phillips 66	445	(0.33)%	252
Pioneer Natural Resources Co.	1,225	(1.70)%	(6,930)
NOV, Inc.	3,309	(0.43)%	(10,400)
Hess Corp.	950	(0.71)%	(17,107)
ChampionX Corp.	3,710	(0.81)%	(22,261)
Halliburton Co.	8,368	(1.65)%	(33,845)
Ovintiv, Inc.	3,742	(1.01)%	(44,094)
Total Energy			(121,496)

Consumer, Cyclical
JetBlue Airways Corp.	5,942	(0.85)%	10,949
United Airlines Holdings, Inc.	2,325	(1.04)%	10,218
IAA, Inc.	1,336	(0.62)%	6,207
Delta Air Lines, Inc.	3,734	(1.38)%	3,946
Freshpet, Inc.	517	(0.72)%	2,232
Marriott International, Inc. — Class A	287	(0.33)%	1,952
Hilton Worldwide Holdings, Inc.	454	(0.47)%	1,538
Alaska Air Group, Inc.	1,976	(1.02)%	(1,207)
Southwest Airlines Co.	2,998	(1.36)%	(6,373)
Copart, Inc.	1,007	(1.13)%	(25,140)
Total Consumer, Cyclical			4,322

Basic Materials
Livent Corp.	1	0.00%	(4)
Linde plc	141	(0.35)%	(306)
Quaker Chemical Corp.	253	(0.51)%	(8,721)
Total Basic Materials			(9,031)
Total MS Equity Short Custom Basket			$(468,594)

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GS EQUITY LONG CUSTOM BASKET
Industrial
Owens Corning	327	0.35%	$11,903
Oshkosh Corp.	358	0.46%	11,158
Acuity Brands, Inc.	125	0.24%	10,823
AGCO Corp.	173	0.23%	10,390
Snap-on, Inc.	168	0.39%	9,920
Waters Corp.	91	0.33%	9,078
Vishay Intertechnology, Inc.	2,409	0.57%	7,295
3M Co.	234	0.48%	7,128
Timken Co.	387	0.32%	6,556
Mettler-Toledo International, Inc.	34	0.49%	5,851
Lincoln Electric Holdings, Inc.	194	0.27%	5,573
Arrow Electronics, Inc.	140	0.17%	5,412
Northrop Grumman Corp.	109	0.41%	4,909
Agilent Technologies, Inc.	246	0.38%	4,390
Lennox International, Inc.	73	0.27%	4,216
Toro Co.	816	0.93%	3,211
Sealed Air Corp.	404	0.25%	3,077
Donaldson Company, Inc.	1,130	0.75%	2,582
Sturm Ruger & Company, Inc.	223	0.21%	2,459
Berry Global Group, Inc.	259	0.18%	2,125
Lockheed Martin Corp.	57	0.22%	1,852
OSI Systems, Inc.	433	0.46%	1,552
Masco Corp.	663	0.41%	1,294
Watts Water Technologies, Inc. — Class A	370	0.56%	1,269
Keysight Technologies, Inc.	160	0.26%	1,163
Parker-Hannifin Corp.	118	0.38%	997
A O Smith Corp.	259	0.19%	929
Graco, Inc.	237	0.19%	576
Carlisle Companies, Inc.	131	0.26%	364
Garmin Ltd.	439	0.66%	260
Pentair plc	270	0.19%	120
Huntington Ingalls Industries, Inc.	128	0.28%	(119)
Fortive Corp.	440	0.32%	(372)
Louisiana-Pacific Corp.	490	0.31%	(409)
Sanmina Corp.	569	0.23%	(793)
Worthington Industries, Inc.	324	0.21%	(1,186)
Boise Cascade Co.	380	0.23%	(1,459)
Hillenbrand, Inc.	531	0.24%	(2,530)
Eagle Materials, Inc.	377	0.56%	(3,336)
MDU Resources Group, Inc.	2,254	0.74%	(4,650)
Total Industrial			123,578

Financial
Berkshire Hathaway, Inc. — Class B	382	1.10%	11,650
Allstate Corp.	478	0.65%	11,465
Synchrony Financial	1,265	0.64%	8,942
JPMorgan Chase & Co.	144	0.23%	6,502
Aflac, Inc.	1,202	0.67%	6,297
Travelers Companies, Inc.	254	0.40%	4,147
Mercury General Corp.	861	0.58%	3,831
Highwoods Properties, Inc.	1,286	0.60%	3,211
Visa, Inc. — Class A	73	0.18%	3,046
Jefferies Financial Group, Inc.	1,185	0.42%	2,459
Progressive Corp.	472	0.48%	2,297
Western Union Co.	797	0.19%	1,589
Cboe Global Markets, Inc.	266	0.33%	1,523
Federated Hermes, Inc. — Class B	927	0.33%	1,449
Mastercard, Inc. — Class A	47	0.18%	1,437
Houlihan Lokey, Inc.	403	0.34%	1,044
Marsh & McLennan Companies, Inc.	271	0.40%	645
Brown & Brown, Inc.	333	0.18%	384
Sabra Health Care REIT, Inc.	988	0.19%	338
Interactive Brokers Group, Inc. — Class A	491	0.34%	206
OneMain Holdings, Inc.	391	0.24%	182
Gaming and Leisure Properties, Inc.	1	0.00%	6
Janus Henderson Group plc	735	0.30%	(143)
Arch Capital Group Ltd.	922	0.37%	(226)
SEI Investments Co.	439	0.28%	(274)
Evercore, Inc. — Class A	257	0.38%	(277)
W R Berkley Corp.	232	0.18%	(333)
RenaissanceRe Holdings Ltd.	180	0.28%	(374)
Everest Re Group Ltd.	147	0.39%	(392)
Raymond James Financial, Inc.	451	0.61%	(446)
Markel Corp.	32	0.40%	(618)
Brighthouse Financial, Inc.	757	0.36%	(828)
Radian Group, Inc.	1,166	0.27%	(845)
Artisan Partners Asset Management, Inc. — Class A	320	0.17%	(953)
Citigroup, Inc.	305	0.22%	(959)
Stewart Information Services Corp.	374	0.22%	(1,014)
Cincinnati Financial Corp.	208	0.25%	(1,078)
Affiliated Managers Group, Inc.	166	0.27%	(1,147)
MGIC Investment Corp.	1,360	0.19%	(1,211)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
First American Financial Corp.	369	0.24%	$(1,269)
Capital One Financial Corp.	231	0.37%	(1,286)
AMERISAFE, Inc.	493	0.31%	(1,291)
Lexington Realty Trust	1,344	0.17%	(1,330)
Enstar Group Ltd.	156	0.39%	(1,367)
Safety Insurance Group, Inc.	619	0.50%	(1,422)
Brandywine Realty Trust	3,907	0.56%	(1,540)
Hanover Insurance Group, Inc.	466	0.66%	(1,746)
Essent Group Ltd.	726	0.34%	(2,039)
Discover Financial Services	380	0.47%	(2,066)
BankUnited, Inc.	639	0.28%	(2,354)
Old Republic International Corp.	2,116	0.55%	(2,985)
Associated Banc-Corp.	1,694	0.36%	(3,176)
Healthcare Realty Trust, Inc.	1,733	0.54%	(3,354)
Total Financial			34,307

Utilities
UGI Corp.	1,572	0.76%	12,573
Public Service Enterprise Group, Inc.	1,240	0.77%	2,865
Southern Co.	1,227	0.77%	1,537
IDACORP, Inc.	746	0.76%	789
Pinnacle West Capital Corp.	547	0.47%	703
Chesapeake Utilities Corp.	441	0.55%	(24)
Sempra Energy	371	0.51%	(837)
WEC Energy Group, Inc.	416	0.39%	(1,477)
American Water Works Company, Inc.	298	0.48%	(1,611)
CMS Energy Corp.	1,259	0.77%	(1,613)
MGE Energy, Inc.	915	0.71%	(1,622)
National Fuel Gas Co.	594	0.32%	(1,671)
DTE Energy Co.	555	0.75%	(1,965)
American States Water Co.	814	0.67%	(2,067)
Avista Corp.	876	0.39%	(2,651)
Portland General Electric Co.	583	0.28%	(2,682)
New Jersey Resources Corp.	1,271	0.52%	(5,474)
Total Utilities			(5,227)

Basic Materials
Ingevity Corp.	284	0.24%	(646)
Celanese Corp. — Class A	113	0.18%	(1,010)
NewMarket Corp.	104	0.35%	(1,445)
Commercial Metals Co.	763	0.24%	(1,952)
Reliance Steel & Aluminum Co.	277	0.44%	(6,081)
Total Basic Materials			(11,134)

Consumer, Cyclical
Gentherm, Inc.	495	0.37%	13,495
AutoZone, Inc.	62	0.96%	12,574
O’Reilly Automotive, Inc.	147	0.87%	7,752
Brunswick Corp.	403	0.42%	7,664
AutoNation, Inc.	337	0.33%	7,492
Cummins, Inc.	202	0.51%	6,884
Home Depot, Inc.	55	0.18%	4,513
Genuine Parts Co.	140	0.18%	4,334
Lowe’s Companies, Inc.	370	0.75%	3,906
PulteGroup, Inc.	623	0.35%	3,800
MSC Industrial Direct Company, Inc. — Class A	440	0.41%	3,778
Lennar Corp. — Class A	203	0.21%	3,434
Dolby Laboratories, Inc. — Class A	411	0.42%	2,971
Deckers Outdoor Corp.	52	0.21%	2,630
Gentex Corp.	2,189	0.75%	2,430
Polaris, Inc.	199	0.28%	1,516
NVR, Inc.	5	0.26%	1,450
Target Corp.	73	0.18%	651
WW Grainger, Inc.	105	0.48%	472
Best Buy Company, Inc.	318	0.38%	123
Dick’s Sporting Goods, Inc.	177	0.18%	105
LKQ Corp.	361	0.18%	(131)
Fastenal Co.	327	0.18%	(221)
Carter’s, Inc.	311	0.33%	(450)
Tri Pointe Homes, Inc.	786	0.18%	(542)
Whirlpool Corp.	134	0.30%	(948)
Meritage Homes Corp.	219	0.21%	(950)
Murphy USA, Inc.	235	0.33%	(1,223)
Allison Transmission Holdings, Inc.	1,193	0.49%	(2,040)
Tesla, Inc.	28	0.20%	(2,397)
Yum! Brands, Inc.	624	0.75%	(2,798)
Total Consumer, Cyclical			80,274

Consumer, Non-cyclical
Molson Coors Beverage Co. — Class B	963	0.54%	12,835
McKesson Corp.	216	0.43%	12,408
Amgen, Inc.	295	0.75%	10,630
Johnson & Johnson	450	0.77%	9,872
United Therapeutics Corp.	230	0.43%	7,776
Thermo Fisher Scientific, Inc.	120	0.63%	7,205
H&R Block, Inc.	1,262	0.31%	6,472
Laboratory Corporation of America Holdings	84	0.24%	5,865

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Regeneron Pharmaceuticals, Inc.	95	0.55%	$5,239
Prestige Consumer Healthcare, Inc.	624	0.34%	4,831
PayPal Holdings, Inc.	63	0.19%	4,661
Bristol-Myers Squibb Co.	1,227	0.85%	4,591
UnitedHealth Group, Inc.	43	0.18%	4,310
Philip Morris International, Inc.	176	0.18%	4,089
Bio-Rad Laboratories, Inc. — Class A	84	0.56%	3,691
J M Smucker Co.	126	0.17%	3,285
Procter & Gamble Co.	128	0.18%	3,212
Vector Group Ltd.	1,289	0.19%	3,124
Pfizer, Inc.	1,414	0.58%	3,109
Abbott Laboratories	245	0.30%	2,877
Hill-Rom Holdings, Inc.	188	0.22%	2,584
Humana, Inc.	67	0.31%	2,477
Hershey Co.	253	0.46%	2,447
Merck & Company, Inc.	895	0.72%	2,391
Vanda Pharmaceuticals, Inc.	915	0.20%	2,098
Quest Diagnostics, Inc.	223	0.31%	2,081
PerkinElmer, Inc.	205	0.33%	1,657
Masimo Corp.	77	0.19%	1,654
Innoviva, Inc.	1,775	0.25%	1,544
PepsiCo, Inc.	195	0.30%	1,507
Eagle Pharmaceuticals, Inc.	733	0.33%	1,206
Vertex Pharmaceuticals, Inc.	164	0.34%	1,003
Bruker Corp.	235	0.19%	697
HCA Healthcare, Inc.	82	0.18%	694
Blueprint Medicines Corp.	315	0.29%	609
Zoetis, Inc.	94	0.18%	573
Incyte Corp.	466	0.41%	543
Organon & Co.	1	0.00%	(4)
Gilead Sciences, Inc.	1,232	0.88%	(58)
Hologic, Inc.	628	0.44%	(163)
Chemed Corp.	60	0.30%	(345)
Baxter International, Inc.	209	0.18%	(485)
Grand Canyon Education, Inc.	219	0.21%	(693)
Coherus Biosciences, Inc.	1,606	0.23%	(992)
John B Sanfilippo & Son, Inc.	492	0.45%	(1,024)
Exelixis, Inc.	988	0.19%	(4,674)
Total Consumer, Non-cyclical			137,409

Technology
Apple, Inc.	776	1.11%	45,244
Microsoft Corp.	581	1.64%	37,801
Seagate Technology Holdings plc	428	0.39%	15,704
Kulicke & Soffa Industries, Inc.	460	0.29%	15,118
NetApp, Inc.	344	0.29%	11,584
HP, Inc.	1,291	0.41%	11,128
Texas Instruments, Inc.	307	0.61%	10,155
Rambus, Inc.	1,871	0.46%	7,175
KLA Corp.	54	0.18%	7,095
NVIDIA Corp.	24	0.20%	6,571
Oracle Corp.	210	0.17%	5,035
International Business Machines Corp.	190	0.29%	4,869
CDK Global, Inc.	797	0.41%	4,712
Cerner Corp.	546	0.44%	4,438
Adobe, Inc.	21	0.13%	4,402
Cirrus Logic, Inc.	397	0.35%	3,961
QUALCOMM, Inc.	178	0.26%	3,780
Cadence Design Systems, Inc.	443	0.63%	3,534
Broadcom, Inc.	90	0.45%	3,288
Dropbox, Inc. — Class A	583	0.18%	3,269
Intel Corp.	624	0.36%	2,887
CSG Systems International, Inc.	1,809	0.89%	2,752
Qorvo, Inc.	108	0.22%	2,557
Paychex, Inc.	203	0.23%	2,261
Accenture plc — Class A	60	0.18%	2,165
Synaptics, Inc.	124	0.20%	1,955
Synopsys, Inc.	65	0.19%	1,633
Lumentum Holdings, Inc.	298	0.25%	365
salesforce.com, Inc.	48	0.12%	232
ExlService Holdings, Inc.	166	0.18%	187
Electronic Arts, Inc.	376	0.56%	(505)
Progress Software Corp.	632	0.30%	(961)
MAXIMUS, Inc.	219	0.20%	(1,221)
NetScout Systems, Inc.	564	0.17%	(1,267)
Take-Two Interactive Software, Inc.	195	0.36%	(1,729)
Activision Blizzard, Inc.	699	0.69%	(1,910)
Cognizant Technology Solutions Corp. — Class A	474	0.34%	(2,792)
Total Technology			215,472

Communications
Alphabet, Inc. — Class C	62	1.62%	32,320
Amazon.com, Inc.	22	0.79%	22,791
Facebook, Inc. — Class A	143	0.52%	17,570
Viavi Solutions, Inc.	4,279	0.79%	14,898
Cisco Systems, Inc.	1,223	0.67%	12,890
VeriSign, Inc.	370	0.88%	8,612
Motorola Solutions, Inc.	141	0.32%	7,190
Juniper Networks, Inc.	1,288	0.37%	6,351
Ciena Corp.	394	0.23%	4,504
Comcast Corp. — Class A	401	0.24%	4,022

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Walt Disney Co.	97	0.18%	$2,010
Omnicom Group, Inc.	887	0.74%	1,630
InterDigital, Inc.	369	0.28%	345
Cogent Communications Holdings, Inc.	504	0.40%	167
Yelp, Inc. — Class A	432	0.18%	(130)
Fox Corp. — Class A	570	0.22%	(404)
TEGNA, Inc.	1,735	0.34%	(657)
F5 Networks, Inc.	127	0.25%	(665)
Nexstar Media Group, Inc. — Class A	152	0.23%	(743)
Verizon Communications, Inc.	1,144	0.67%	(812)
AT&T, Inc.	335	0.10%	(1,116)
World Wrestling Entertainment, Inc. — Class A	386	0.23%	(1,586)
Telephone & Data Systems, Inc.	1,454	0.34%	(2,937)
Total Communications			126,250

Energy
Antero Midstream Corp.	2,097	0.23%	(354)
Chevron Corp.	159	0.17%	(547)
Williams Companies, Inc.	1,432	0.40%	(1,808)
Kinder Morgan, Inc.	2,006	0.38%	(1,903)
Equitrans Midstream Corp.	1,817	0.16%	(2,080)
Total Energy			(6,692)
Total GS Equity Long Custom Basket			$694,237

GS EQUITY SHORT CUSTOM BASKET
Financial
JBG SMITH Properties	5,518	(1.45)%	$7,679
Lincoln National Corp.	1,399	(0.73)%	7,000
Alexandria Real Estate Equities, Inc.	559	(0.84)%	5,970
American International Group, Inc.	1,343	(0.53)%	5,966
U.S. Bancorp	2,786	(1.31)%	5,744
Truist Financial Corp.	2,275	(1.04)%	5,727
Prudential Financial, Inc.	1,558	(1.32)%	4,967
Global Net Lease, Inc.	2,784	(0.43)%	3,197
Comerica, Inc.	929	(0.55)%	2,323
Bank of America Corp.	3,987	(1.36)%	2,074
State Street Corp.	1,364	(0.93)%	2,046
UDR, Inc.	3,613	(1.46)%	1,889
Equitable Holdings, Inc.	2,337	(0.59)%	1,637
CyrusOne, Inc.	1,004	(0.59)%	1,595
Mid-America Apartment Communities, Inc.	561	(0.78)%	1,461
Ryman Hospitality Properties, Inc.	597	(0.39)%	1,173
Wells Fargo & Co.	886	(0.33)%	208
SBA Communications Corp.	142	(0.37)%	(260)
Crown Castle International Corp.	386	(0.62)%	(330)
Bank of New York Mellon Corp.	810	(0.34)%	(735)
Host Hotels & Resorts, Inc.	5,514	(0.78)%	(922)
Digital Realty Trust, Inc.	815	(1.01)%	(1,813)
Welltower, Inc.	936	(0.64)%	(3,650)
American Homes 4 Rent — Class A	1,499	(0.48)%	(4,648)
Federal Realty Investment Trust	494	(0.48)%	(4,767)
Americold Realty Trust	3,589	(1.12)%	(5,160)
Charles Schwab Corp.	2,147	(1.29)%	(5,312)
Invitation Homes, Inc.	2,336	(0.72)%	(6,357)
Healthpeak Properties, Inc.	4,981	(1.37)%	(6,591)
American Tower Corp. — Class A	194	(0.43)%	(11,218)
Howard Hughes Corp.	758	(0.61)%	(13,640)
Rayonier, Inc.	2,596	(0.77)%	(14,685)
Prologis, Inc.	980	(0.97)%	(18,036)
Brookline Bancorp, Inc.	4,914	(0.61)%	(18,149)
Loews Corp.	1,296	(0.59)%	(18,427)
Equinix, Inc.	176	(1.17)%	(18,562)
Morgan Stanley	4,078	(3.09)%	(20,187)
Camden Property Trust	889	(0.98)%	(27,029)
Sun Communities, Inc.	799	(1.13)%	(29,585)
Rexford Industrial Realty, Inc.	2,381	(1.12)%	(35,607)
First Republic Bank	1,047	(1.62)%	(47,651)
Total Financial			(252,665)

Energy
Baker Hughes Co.	2,743	(0.52)%	8,161
Schlumberger N.V.	5,630	(1.49)%	4,885
Phillips 66	445	(0.32)%	253
Pioneer Natural Resources Co.	1,225	(1.65)%	(7,066)
NOV, Inc.	3,309	(0.42)%	(10,413)
Hess Corp.	950	(0.69)%	(17,171)
ChampionX Corp.	3,710	(0.79)%	(22,335)
Halliburton Co.	8,368	(1.60)%	(33,920)
Ovintiv, Inc.	3,742	(0.97)%	(43,916)
Total Energy			(121,522)

Consumer, Non-cyclical
Verisk Analytics, Inc. — Class A	1,171	(1.69)%	11,924
Archer-Daniels-Midland Co.	2,231	(1.12)%	11,268
ManpowerGroup, Inc.	949	(0.93)%	3,244
CoStar Group, Inc.	1,210	(0.83)%	2,791
Cooper Companies, Inc.	109	(0.36)%	808

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
McCormick & Company, Inc.	1,150	(0.84)%	$27
Brink’s Co.	716	(0.46)%	(506)
Alnylam Pharmaceuticals, Inc.	251	(0.35)%	(1,539)
Guardant Health, Inc.	501	(0.51)%	(1,902)
Rollins, Inc.	2,383	(0.67)%	(2,233)
TransUnion	1,157	(1.05)%	(8,936)
Avalara, Inc.	201	(0.27)%	(10,869)
Cintas Corp.	568	(1.79)%	(17,153)
Equifax, Inc.	437	(0.87)%	(30,215)
Total Consumer, Non-cyclical			(43,291)

Technology
KBR, Inc.	3,115	(0.98)%	5,336
Leidos Holdings, Inc.	903	(0.76)%	4,466
Blackline, Inc.	261	(0.24)%	1,094
Clarivate plc	2,317	(0.53)%	(1,164)
Sailpoint Technologies Holdings, Inc.	587	(0.25)%	(1,742)
Twilio, Inc. — Class A	84	(0.27)%	(2,663)
Tyler Technologies, Inc.	64	(0.24)%	(3,676)
Coupa Software, Inc.	232	(0.50)%	(4,942)
Ceridian HCM Holding, Inc.	619	(0.49)%	(5,004)
Smartsheet, Inc. — Class A	430	(0.26)%	(9,519)
Rapid7, Inc.	639	(0.50)%	(13,066)
HubSpot, Inc.	54	(0.26)%	(14,732)
Total Technology			(45,612)

Industrial
Jacobs Engineering Group, Inc.	1,435	(1.58)%	9,448
Ball Corp.	848	(0.57)%	8,435
Stericycle, Inc.	2,474	(1.46)%	6,470
XPO Logistics, Inc.	623	(0.72)%	5,335
Norfolk Southern Corp.	558	(1.22)%	3,522
Exponent, Inc.	549	(0.41)%	3,370
US Ecology, Inc.	1,736	(0.54)%	443
MSA Safety, Inc.	531	(0.73)%	301
FedEx Corp.	276	(0.68)%	(814)
Raytheon Technologies Corp.	1,822	(1.29)%	(818)
United Parcel Service, Inc. — Class B	221	(0.38)%	(1,251)
Boeing Co.	355	(0.70)%	(1,444)
Republic Services, Inc. — Class A	1,842	(1.68)%	(1,629)
TransDigm Group, Inc.	83	(0.44)%	(3,347)
Waste Management, Inc.	1,415	(1.64)%	(4,745)
Tetra Tech, Inc.	524	(0.53)%	(10,933)
Ingersoll Rand, Inc.	1,854	(0.75)%	(12,395)
Casella Waste Systems, Inc. — Class A	2,101	(1.10)%	(17,619)
Total Industrial			(17,671)

Consumer, Cyclical
JetBlue Airways Corp.	5,942	(0.82)%	11,024
United Airlines Holdings, Inc.	2,325	(1.01)%	10,265
IAA, Inc.	1,336	(0.60)%	6,211
Delta Air Lines, Inc.	3,734	(1.34)%	3,974
Freshpet, Inc.	517	(0.70)%	2,247
Marriott International, Inc. — Class A	287	(0.32)%	1,964
Hilton Worldwide Holdings, Inc.	454	(0.45)%	1,574
Alaska Air Group, Inc.	1,976	(0.99)%	(1,329)
Southwest Airlines Co.	2,998	(1.32)%	(6,336)
Copart, Inc.	1,007	(1.10)%	(25,089)
Total Consumer, Cyclical			4,505

Communications
Anaplan, Inc.	521	(0.23)%	1,784
Okta, Inc.	259	(0.52)%	(369)
Uber Technologies, Inc.	1,710	(0.71)%	(574)
Q2 Holdings, Inc.	898	(0.76)%	(7,921)
Zendesk, Inc.	414	(0.49)%	(14,074)
Liberty Broadband Corp. — Class C	564	(0.81)%	(15,333)
Total Communications			(36,487)

Basic Materials
Linde plc	141	(0.34)%	(315)
Quaker Chemical Corp.	253	(0.50)%	(8,822)
Total Basic Materials			(9,137)

Utilities
Atmos Energy Corp.	1,647	(1.31)%	8,637
Exelon Corp.	3,433	(1.26)%	7,468
ONE Gas, Inc.	2,184	(1.34)%	7,076
Xcel Energy, Inc.	2,032	(1.11)%	6,602
Black Hills Corp.	1,058	(0.57)%	3,875
OGE Energy Corp.	2,503	(0.70)%	3,503
CenterPoint Energy, Inc.	2,107	(0.43)%	2,848
Edison International	3,007	(1.44)%	(459)
Total Utilities			39,550
Total GS Equity Short Custom Basket			$(482,330)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
LONG SHORT EQUITY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity custom basket swap collateral at June 30, 2021.
[2]	Rate indicated is the 7-day yield as of June 30, 2021.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$26,345,182	$—	$—	$26,345,182
Money Market Fund	2,132,847	—	—	2,132,847
Equity Custom Basket Swap Agreements**	—	1,396,501	—	1,396,501
Total Assets	$28,478,029	$1,396,501	$—	$29,874,530

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Custom Basket Swap Agreements**	$—	$950,924	$—	$950,924

**	This derivative is reported as unrealized appreciation/depreciation at period end.

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments, at value (cost $25,378,599)	$28,478,029
Cash	794
Unrealized appreciation on OTC swap agreements	1,396,501
Receivables:
Fund shares sold	86,911
Dividends	23,896
Securities lending income	5
Total assets	29,986,136

Liabilities:
Unrealized depreciation on OTC swap agreements	950,924
Payable for:
Swap settlement	1,705,472
Management fees	19,876
Fund shares redeemed	6,505
Securities purchased	5,921
Investor service fees	5,521
Transfer agent and administrative fees	2,628
Portfolio accounting fees	2,209
Trustees’ fees*	258
Miscellaneous	36,287
Total liabilities	2,735,601
Commitments and contingent liabilities (Note 11)	—
Net assets	$27,250,535

Net assets consist of:
Paid in capital	$26,320,455
Total distributable earnings (loss)	930,080
Net assets	$27,250,535
Capital shares outstanding	1,699,843
Net asset value per share	$16.03

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends	$270,040
Income from securities lending, net	96
Total investment income	270,136

Expenses:
Management fees	112,940
Investor service fees	31,372
Transfer agent and administrative fees	21,935
Portfolio accounting fees	12,549
Professional fees	11,916
Trustees’ fees*	2,216
Custodian fees	1,756
Miscellaneous	6,582
Total expenses	201,266
Net investment income	68,870

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,874,187
Swap agreements	(2,632,956)
Futures contracts	22
Net realized gain	1,241,253
Net change in unrealized appreciation (depreciation) on:
Investments	(257,021)
Swap agreements	1,529,652
Net change in unrealized appreciation (depreciation)	1,272,631
Net realized and unrealized gain	2,513,884
Net increase in net assets resulting from operations	$2,582,754

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

LONG SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$68,870	$141,021
Net realized gain on investments	1,241,253	560,481
Net change in unrealized appreciation (depreciation) on investments	1,272,631	35,301
Net increase in net assets resulting from operations	2,582,754	736,803

Distributions to shareholders	—	(189,586)

Capital share transactions:
Proceeds from sale of shares	4,913,481	4,344,222
Distributions reinvested	—	189,586
Cost of shares redeemed	(3,214,773)	(12,795,374)
Net increase (decrease) from capital share transactions	1,698,708	(8,261,566)
Net increase (decrease) in net assets	4,281,462	(7,714,349)

Net assets:
Beginning of period	22,969,073	30,683,422
End of period	$27,250,535	$22,969,073

Capital share activity:
Shares sold	309,203	338,226
Shares issued from reinvestment of distributions	—	14,096
Shares redeemed	(204,134)	(973,871)
Net increase (decrease) in shares	105,069	(621,549)

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$14.40	$13.84	$13.19	$17.59	$15.37	$15.27
Income (loss) from investment operations:
Net investment income (loss)[b]	.04	.08	.09	.08	(.05)	.01
Net gain (loss) on investments (realized and unrealized)	1.59	.59	.64	(2.19)	2.33	.09
Total from investment operations	1.63	.67	.73	(2.11)	2.28	.10
Less distributions from:
Net investment income	—	(.11)	(.08)	—	(.06)	—
Net realized gains	—	—	—	(2.29)	—	—
Total distributions	—	(.11)	(.08)	(2.29)	(.06)	—
Net asset value, end of period	$16.03	$14.40	$13.84	$13.19	$17.59	$15.37

Total Return[c]	11.32%	4.93%	5.54%	(12.94%)	14.85%	0.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,251	$22,969	$30,683	$29,211	$39,138	$31,887
Ratios to average net assets:
Net investment income (loss)	0.55%	0.59%	0.65%	0.52%	(0.32%)	0.04%
Total expenses[d,e]	1.60%	1.73%	1.72%	1.62%	1.78%	2.22%
Portfolio turnover rate	106%	160%	170%	266%	258%	239%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Total expenses may include certain non-operating expenses. Excluding these non-operating expenses, the net expense ratios for the periods presented would be:

06/30/21[a]	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
1.60%	1.73%	1.72%	1.62%	1.61%	1.56%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

GLOBAL MANAGED FUTURES STRATEGY FUND

OBJECTIVE: Seeks to generate positive total returns over time.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: November 7, 2008

The Fund invests principally in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	34.2%
Guggenheim Strategy Fund III	19.1%
Guggenheim Strategy Fund II	0.9%
Guggenheim Ultra Short Duration Fund — Institutional Class	0.6%
Total	54.8%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Global Managed Futures Strategy Fund	5.15%	7.04%	1.58%	(0.87%)
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.02%	0.09%	1.17%	0.63%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
GLOBAL MANAGED FUTURES STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 54.8%
Guggenheim Variable Insurance Strategy Fund III[1]	173,310	$4,344,878
Guggenheim Strategy Fund III[1]	96,364	2,424,507
Guggenheim Strategy Fund II1	4,519	112,930
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	7,242	72,198
Total Mutual Funds
(Cost $6,887,528)		6,954,513

	Face Amount
U.S. TREASURY BILLS†† - 10.4%
U.S. Treasury Bills
0.01% due 08/03/21[2,3]	$1,203,000	1,202,949
0.03% due 08/03/21[2,3]	109,000	108,995
Total U.S. Treasury Bills
(Cost $1,311,985)		1,311,944

	Face Amount	Value
REPURCHASE AGREEMENTS††,4 - 34.7%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	$2,476,213	$2,476,213
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	974,883	974,883
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	955,767	955,767
Total Repurchase Agreements
(Cost $4,406,863)		4,406,863

Total Investments - 99.9%
(Cost $12,606,376)		$12,673,320
Other Assets & Liabilities, net - 0.1%		10,052
Total Net Assets - 100.0%		$12,683,372

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Purchased†
Sugar #11 Futures Contracts	103	Apr 2022	$1,983,038	$60,195
Gasoline RBOB Futures Contracts	16	Sep 2021	1,409,520	34,912
Live Cattle Futures Contracts	31	Aug 2021	1,524,270	27,268
Natural Gas Futures Contracts	4	Aug 2021	148,640	18,270
Natural Gas Futures Contracts	3	Jul 2021	112,380	12,326
Corn Futures Contracts	3	Sep 2021	89,888	7,964
Soybean Oil Futures Contracts	3	Dec 2021	112,176	7,173
Sugar #11 Futures Contracts	6	Sep 2021	120,288	5,962
WTI Crude Futures Contracts	2	Jul 2021	147,060	5,315
Brent Crude Futures Contracts	3	Jul 2021	223,920	4,535
LME Lead Futures Contracts	2	Aug 2021	113,450	3,681
LME Primary Aluminum Futures Contracts	2	Aug 2021	126,118	3,384
Coffee ‘C’ Futures Contracts	1	Sep 2021	60,037	2,472
Low Sulphur Gas Oil Futures Contracts	4	Aug 2021	240,200	968
NY Harbor ULSD Futures Contracts	2	Jul 2021	178,760	611
LME Nickel Futures Contracts	1	Aug 2021	109,248	464
Cotton #2 Futures Contracts	1	Dec 2021	42,500	(478)
LME Zinc Futures Contracts	1	Aug 2021	74,331	(1,016)
Copper Futures Contracts	1	Sep 2021	107,187	(6,253)
Lean Hogs Futures Contracts	2	Aug 2021	82,880	(10,496)
Corn Futures Contracts	52	Dec 2021	1,530,100	(20,669)
			$8,535,991	$156,588

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
GLOBAL MANAGED FUTURES STRATEGY FUND

Futures Contracts (Continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Interest Rate Futures Contracts Purchased†
Euro - OATS Futures Contracts	19	Sep 2021	$3,581,827	$13,095
Euro - BTP Italian Government Bond Futures Contracts††	6	Sep 2021	1,077,722	9,289
			$4,659,549	$22,384
Equity Futures Contracts Purchased†
FTSE Taiwan Index Futures Contracts	3	Jul 2021	$182,940	$6,530
S&P/TSX 60 IX Index Futures Contracts	3	Sep 2021	582,257	4,889
Amsterdam Index Futures Contracts	2	Jul 2021	347,307	2,019
SPI 200 Index Futures Contracts	3	Sep 2021	405,992	500
Euro STOXX 50 Index Futures Contracts	7	Sep 2021	337,171	388
FTSE 100 Index Futures Contracts	3	Sep 2021	290,099	332
Dow Jones Industrial Average Index Mini Futures Contracts	2	Sep 2021	343,820	272
Tokyo Stock Price Index Futures Contracts	1	Sep 2021	174,824	187
NASDAQ-100 Index Mini Futures Contracts	1	Sep 2021	290,870	(81)
Russell 2000 Index Mini Futures Contracts	1	Sep 2021	115,290	(91)
S&P 500 Index Mini Futures Contracts	2	Sep 2021	428,650	(139)
FTSE/JSE TOP 40 Index Futures Contracts††	2	Sep 2021	83,670	(2,529)
S&P MidCap 400 Index Mini Futures Contracts	1	Sep 2021	269,070	(3,513)
CAC 40 10 Euro Index Futures Contracts	6	Jul 2021	464,555	(3,858)
MSCI EAFE Index Futures Contracts	2	Sep 2021	230,440	(5,602)
IBEX 35 Index Futures Contracts††	3	Jul 2021	313,392	(11,375)
CBOE Volatility Index Futures Contracts	32	Jul 2021	572,800	(37,349)
			$5,433,147	$(49,420)
Currency Futures Contracts Purchased†
Mexican Peso Futures Contracts	31	Sep 2021	$770,350	$(2,375)
Euro FX Futures Contracts	6	Sep 2021	890,738	(16,894)
New Zealand Dollar Futures Contracts	14	Sep 2021	978,180	(22,743)
British Pound Futures Contracts	24	Sep 2021	2,075,250	(38,378)
Canadian Dollar Futures Contracts	41	Sep 2021	3,306,855	(71,266)
			$8,021,373	$(151,656)
Currency Futures Contracts Sold Short†
Swiss Franc Futures Contracts	43	Sep 2021	$5,820,050	$179,036
Australian Dollar Futures Contracts	12	Sep 2021	900,120	16,877
Japanese Yen Futures Contracts	4	Sep 2021	450,375	3,332
			$7,170,545	$199,245
Equity Futures Contracts Sold Short†
CBOE Volatility Index Futures Contracts	36	Sep 2021	$756,000	$39,674
CBOE Volatility Index Futures Contracts	21	Oct 2021	459,270	25,278
CBOE Volatility Index Futures Contracts	3	Aug 2021	59,400	(1)
			$1,274,670	$64,951
Interest Rate Futures Contracts Sold Short†
Canadian Government 10 Year Bond Futures Contracts††	23	Sep 2021	$2,698,907	$1,601
U.S. Treasury 5 Year Note Futures Contracts	13	Sep 2021	1,604,180	543
U.S. Treasury Long Bond Futures Contracts	2	Sep 2021	321,125	327
Euro - 30 year Bond Futures Contracts	1	Sep 2021	240,759	313
U.S. Treasury 10 Year Note Futures Contracts	8	Sep 2021	1,059,375	165
U.S. Treasury Ultra Long Bond Futures Contracts	1	Sep 2021	192,531	139
Australian Government 10 Year Bond Futures Contracts	1	Sep 2021	105,932	(133)
Australian Government 3 Year Bond Futures Contracts	13	Sep 2021	1,135,233	(211)
Euro - Bund Futures Contracts	10	Sep 2021	2,046,738	(919)
Euro - Schatz Futures Contracts	139	Sep 2021	18,492,111	(980)
Euro - Bobl Futures Contracts	12	Sep 2021	1,909,181	(1,242)
U.S. Treasury 2 Year Note Futures Contracts	61	Sep 2021	13,440,016	(3,856)
Long Gilt Futures Contracts††	23	Sep 2021	4,072,748	(12,386)
			$47,318,836	$(16,639)

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
GLOBAL MANAGED FUTURES STRATEGY FUND

Futures Contracts (Concluded)

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Sold Short†
Corn Futures Contracts	54	Mar 2022	$1,607,850	$50,296
Cattle Feeder Futures Contracts	1	Aug 2021	77,325	3,609
Cocoa Futures Contracts	3	Sep 2021	71,670	(452)
Live Cattle Futures Contracts	24	Oct 2021	1,232,160	(1,994)
Soybean Meal Futures Contracts	2	Dec 2021	76,000	(4,086)
Natural Gas Futures Contracts	4	Sep 2021	148,400	(17,330)
Live Cattle Futures Contracts	16	Dec 2021	844,960	(23,952)
Gasoline RBOB Futures Contracts	12	Jul 2021	1,129,514	(31,379)
Sugar #11 Futures Contracts	83	Feb 2022	1,681,646	(64,673)
			$6,869,525	$(89,961)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at June 30, 2021.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$6,954,513	$—	$—	$6,954,513
U.S. Treasury Bills	—	1,311,944	—	1,311,944
Repurchase Agreements	—	4,406,863	—	4,406,863
Commodity Futures Contracts**	249,405	—	—	249,405
Currency Futures Contracts**	199,245	—	—	199,245
Equity Futures Contracts**	80,069	—	—	80,069
Interest Rate Futures Contracts**	14,582	10,890	—	25,472
Total Assets	$7,497,814	$5,729,697	$—	$13,227,511

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Commodity Futures Contracts**	$182,778	$—	$—	$182,778
Currency Futures Contracts**	151,656	—	—	151,656
Equity Futures Contracts**	50,634	13,904	—	64,538
Interest Rate Futures Contracts**	7,341	12,386	—	19,727
Total Liabilities	$392,409	$26,290	$—	$418,699

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
GLOBAL MANAGED FUTURES STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the period ended June 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/21	Shares 06/30/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$112,043	$753	$—	$—	$134	$112,930	4,519	$763
Guggenheim Strategy Fund III	2,399,952	18,821	—	—	5,734	2,424,507	96,364	19,096
Guggenheim Ultra Short Duration Fund — Institutional Class	71,938	332	—	—	(72)	72,198	7,242	337
Guggenheim Variable Insurance Strategy Fund III	4,305,677	34,055	—	—	5,146	4,344,878	173,310	34,514
	$6,889,610	$53,961	$—	$—	$10,942	$6,954,513		$54,710

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $1,311,985)	$1,311,944
Investments in affiliated issuers, at value (cost $6,887,528)	6,954,513
Repurchase agreements, at value (cost $4,406,863)	4,406,863
Segregated cash with broker	80
Receivables:
Variation margin on futures contracts	53,364
Dividends	9,048
Fund shares sold	215
Interest	5
Total assets	12,736,032

Liabilities:
Overdraft due to custodian bank	2,786
Payable for:
Management fees	9,407
Securities purchased	9,048
Professional fees	8,553
Fund shares redeemed	4,438
Investor service fees	2,617
Printing fees	2,025
Transfer agent and administrative fees	1,246
Portfolio accounting fees	1,047
Trustees’ fees*	140
Miscellaneous	11,353
Total liabilities	52,660
Commitments and contingent liabilities (Note 11)	—
Net assets	$12,683,372

Net assets consist of:
Paid in capital	$12,120,291
Total distributable earnings (loss)	563,081
Net assets	$12,683,372
Capital shares outstanding	739,159
Net asset value per share	$17.16

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends from securities of affiliated issuers	$54,710
Interest	709
Total investment income	55,419

Expenses:
Management fees	66,351
Investor service fees	16,482
Transfer agent and administrative fees	11,824
Professional fees	7,009
Portfolio accounting fees	6,593
Trustees’ fees*	1,280
Custodian fees	978
Miscellaneous	7,027
Total expenses	117,544
Less:
Expenses waived by Adviser	(7,106)
Net expenses	110,438
Net investment loss	(55,019)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Futures contracts	925,767
Foreign currency transactions	3,133
Net realized gain	928,900
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(65)
Investments in affiliated issuers	10,942
Futures contracts	(208,768)
Foreign currency translations	160
Net change in unrealized appreciation (depreciation)	(197,731)
Net realized and unrealized gain	731,169
Net increase in net assets resulting from operations	$676,150

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(55,019)	$(83,454)
Net realized gain (loss) on investments	928,900	(94,294)
Net change in unrealized appreciation (depreciation) on investments	(197,731)	489,683
Net increase in net assets resulting from operations	676,150	311,935

Distributions to shareholders	—	(742,547)

Capital share transactions:
Proceeds from sale of shares	665,037	5,382,174
Distributions reinvested	—	742,547
Cost of shares redeemed	(2,250,500)	(6,383,348)
Net decrease from capital share transactions	(1,585,463)	(258,627)
Net decrease in net assets	(909,313)	(689,239)

Net assets:
Beginning of period	13,592,685	14,281,924
End of period	$12,683,372	$13,592,685

Capital share activity:
Shares sold	39,529	318,315
Shares issued from reinvestment of distributions	—	46,007
Shares redeemed	(133,344)	(389,468)
Net decrease in shares	(93,815)	(25,146)

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$16.32	$16.64	$15.50	$17.06	$15.93	$19.42
Income (loss) from investment operations:
Net investment income (loss)[b]	(.07)	(.09)	.14	.20	.10	.06
Net gain (loss) on investments (realized and unrealized)	.91	.51	1.15	(1.76)	1.27	(2.88)
Total from investment operations	.84	.42	1.29	(1.56)	1.37	(2.82)
Less distributions from:
Net investment income	—	(.65)	(.15)	—	(.24)	(.67)
Net realized gains	—	(.09)	—	—	—	—
Total distributions	—	(.74)	(.15)	—	(.24)	(.67)
Net asset value, end of period	$17.16	$16.32	$16.64	$15.50	$17.06	$15.93

Total Return[c]	5.15%	2.60%	8.35%	(9.14%)	8.71%	(14.77%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,683	$13,593	$14,282	$13,281	$14,791	$14,782
Ratios to average net assets:
Net investment income (loss)	(0.83%)	(0.55%)	0.82%	1.21%	0.59%	0.32%
Total expenses[d]	1.78%	1.80%	1.81%	1.72%	1.69%	1.69%
Net expenses[e]	1.68%	1.72%	1.74%	1.66%	1.64%	1.62%
Portfolio turnover rate	—	2%	13%	8%	1%	39%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

MULTI-HEDGE STRATEGIES FUND

OBJECTIVE: Seeks long-term capital appreciation with less risk than traditional equity funds.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: November 29, 2005

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	5.5%
Guggenheim Strategy Fund II	4.8%
Guggenheim Variable Insurance Strategy Fund III	4.7%
Guggenheim Ultra Short Duration Fund — Institutional Class	3.7%
Alexion Pharmaceuticals, Inc.	2.2%
Maxim Integrated Products, Inc.	2.0%
IHS Markit Ltd.	1.9%
Willis Towers Watson plc	1.8%
Slack Technologies, Inc. — Class A	1.8%
Xilinx, Inc.	1.8%
Top Ten Total	30.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Multi-Hedge Strategies Fund	10.15%	13.46%	4.17%	3.15%
S&P 500 Index	15.25%	40.79%	17.65%	14.84%
HFRX Global Hedge Fund Index	3.73%	12.01%	4.22%	1.85%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Global Hedge Fund Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
COMMON STOCKS† - 46.8%

Consumer, Non-cyclical - 11.3%
Alexion Pharmaceuticals, Inc.*	5,365	$985,604
IHS Markit Ltd.[1]	7,704	867,933
Magellan Health, Inc.*,1	6,606	622,285
Luminex Corp.	15,609	574,411
Soliton, Inc.*,2	23,847	536,319
PPD, Inc.*,1	11,625	535,796
PRA Health Sciences, Inc.*,1	2,923	482,909
Constellation Pharmaceuticals, Inc.*	7,970	269,386
Kindred Biosciences, Inc.*	29,299	268,672
Total Consumer, Non-cyclical		5,143,315

Technology - 11.2%
Maxim Integrated Products, Inc.[1]	8,800	927,168
Slack Technologies, Inc. — Class A*	18,176	805,197
Xilinx, Inc.[1]	5,536	800,727
Nuance Communications, Inc.*,1	14,674	798,852
Change Healthcare, Inc.*,1	21,971	506,212
Talend S.A. ADR*	5,649	370,574
Sykes Enterprises, Inc.*	5,084	273,011
QAD, Inc. — Class A	3,086	268,544
Cloudera, Inc.*	16,807	266,559
MagnaChip Semiconductor Corp.*	3,150	75,159
Total Technology		5,092,003

Financial - 8.8%
Willis Towers Watson plc[1]	3,597	827,382
Weingarten Realty Investors REIT	16,497	529,059
People’s United Financial, Inc.[1]	28,915	495,603
QTS Realty Trust, Inc. — Class A REIT	6,080	469,984
Athene Holding Ltd. — Class A*,1	6,244	421,470
CIT Group, Inc.	7,570	390,536
VEREIT, Inc. REIT[1]	6,528	299,831
Boston Private Financial Holdings, Inc.	18,114	267,182
Flagstar Bancorp, Inc.[1]	5,468	231,132
Sterling Bancorp	1,422	35,251
Total Financial		3,967,430

Industrial - 5.7%
Forterra, Inc.*,1	20,929	492,041
Aerojet Rocketdyne Holdings, Inc.	8,378	404,574
Kansas City Southern[1]	1,411	399,835
Welbilt, Inc.*	17,148	396,976
Coherent, Inc.*,1	1,407	371,926
Lydall, Inc.*	4,448	269,193
Raven Industries, Inc.*	4,544	262,870
Total Industrial		2,597,415

Consumer, Cyclical - 3.5%
Sportsman’s Warehouse Holdings, Inc.*,1	36,081	641,159
Knoll, Inc.	16,212	421,350
At Home Group, Inc.*	7,332	270,111
Core-Mark Holding Company, Inc.[1]	5,885	264,884
Total Consumer, Cyclical		1,597,504

Basic Materials - 3.2%
Domtar Corp.*,1	9,830	540,257
W R Grace & Co.[1]	7,477	516,810
Ferro Corp.*,1	17,736	382,566
Total Basic Materials		1,439,633

Communications - 2.0%
Cincinnati Bell, Inc.*,1	33,133	510,911
Proofpoint, Inc.*	2,193	381,055
Total Communications		891,966

Utilities - 1.1%
PNM Resources, Inc.[1]	10,123	493,699

Total Common Stocks
(Cost $20,141,356)		21,222,965

MASTER LIMITED PARTNERSHIPS† - 0.5%
Energy - 0.5%
Enable Midstream Partners, LP	24,798	225,910
Total Master Limited Partnerships
(Cost $171,565)		225,910

RIGHTS††† - 0.0%
Consumer, Non-cyclical - 0.0%
Lantheus Holdings, Inc.*	41,807	—
Alexion Pharmaceuticals, Inc.*	32,749	—
Total Consumer, Non-cyclical		—

Total Rights
(Cost $—)		—

MUTUAL FUNDS† - 18.7%
Guggenheim Strategy Fund III[3]	98,483	2,477,824
Guggenheim Strategy Fund II3	87,436	2,185,036
Guggenheim Variable Insurance Strategy Fund III[3]	85,948	2,154,711
Guggenheim Ultra Short Duration Fund — Institutional Class[3]	166,612	1,661,117
Total Mutual Funds
(Cost $8,436,109)		8,478,688

CLOSED-END FUNDS† - 7.4%
Invesco Senior Income Trust[2]	23,231	103,628
Nuveen Senior Income Fund	17,443	103,088
Nuveen Floating Rate Income Fund	10,274	102,945
Nuveen Floating Rate Income Opportunity Fund[2]	10,404	101,543
PGIM Global High Yield Fund, Inc.[2]	6,366	101,474
First Trust High Income Long/Short Fund	6,436	101,367
Adams Diversified Equity Fund, Inc.	5,118	101,183
Apollo Senior Floating Rate Fund, Inc.[2]	6,407	101,102
BlackRock Floating Rate Income Strategies Fund, Inc.	7,624	101,018
BlackRock Floating Rate Income Trust	7,823	100,604
Nuveen New York AMT-Free Quality Municipal Income Fund	7,077	100,423

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Nuveen New Jersey Quality Municipal Income Fund[2]	6,440	$100,400
BrandywineGLOBAL Global Income Opportunities Fund, Inc.	7,936	100,073
Western Asset Inflation-Linked Opportunities & Income Fund	7,595	99,570
Ivy High Income Opportunities Fund[2]	7,077	99,432
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.[2]	15,696	96,060
Nuveen Credit Strategies Income Fund	13,888	93,744
Nuveen Pennsylvania Quality Municipal Income Fund	6,170	93,167
BlackRock California Municipal Income Trust[2]	5,435	81,471
LMP Capital and Income Fund, Inc.	5,615	80,968
General American Investors Company, Inc.	1,723	74,813
Virtus AllianzGI Convertible & Income Fund[2]	11,950	73,373
Barings Global Short Duration High Yield Fund	4,234	72,317
Saba Capital Income & Opportunities Fund	15,179	71,493
Apollo Tactical Income Fund, Inc.	4,477	70,065
Tortoise Power and Energy Infrastructure Fund, Inc.	5,005	68,619
Invesco Pennsylvania Value Municipal Income Trust	4,473	59,849
Nuveen Global High Income Fund	3,589	58,177
Franklin Universal Trust[2]	6,393	52,934
Nuveen Ohio Quality Municipal Income Fund	2,863	46,867
Invesco Trust for Investment Grade New York Municipals	3,337	46,351
PGIM High Yield Bond Fund, Inc.	2,356	38,332
Royce Micro-Capital Trust, Inc.	2,759	34,212
Gabelli Healthcare & WellnessRx Trust	2,320	31,320
Nuveen New York Quality Municipal Income Fund	1,927	29,021
Western Asset Intermediate Muni Fund, Inc.[2]	2,751	26,877
Eaton Vance New York Municipal Bond Fund[2]	2,091	26,869
Delaware Investments Minnesota Municipal Income Fund II, Inc.	1,826	25,810
Nuveen Short Duration Credit Opportunities Fund	1,676	25,123
CBRE Clarion Global Real Estate Income Fund[2]	2,847	25,082
Neuberger Berman California Municipal Fund, Inc.[2]	1,680	24,360
BlackRock MuniYield California Fund, Inc.	1,577	24,270
Korea Fund, Inc.	513	23,680
New Ireland Fund, Inc.	1,855	22,612
Gabelli Global Small and Mid Capital Value Trust	1,333	21,328
Neuberger Berman New York Municipal Fund, Inc.[2]	1,558	20,753
Delaware Investments National Municipal Income Fund	1,368	19,335
Central and Eastern Europe Fund, Inc.	628	17,622
Western Asset Municipal Partners Fund, Inc.[2]	997	16,411
Nuveen Real Asset Income and Growth Fund	1,002	16,102
BlackRock MuniYield Pennsylvania Quality Fund	959	15,114
Swiss Helvetia Fund, Inc.	1,451	14,118
MFS Investment Grade Municipal Trust	1,351	13,889
Nuveen Georgia Quality Municipal Income Fund	708	9,905
DWS Strategic Municipal Income Trust	718	9,040
Nuveen Real Estate Income Fund	601	6,665
Western Asset High Income Opportunity Fund, Inc.	1,242	6,558
Miller/Howard High Dividend Fund	625	6,550
Eaton Vance Tax-Advantaged Global Dividend Income Fund	310	6,510
DWS Municipal Income Trust[2]	532	6,506
BlackRock MuniYield Quality Fund III, Inc.	438	6,504
BlackRock MuniVest Fund, Inc.	676	6,503
Gabelli Dividend & Income Trust	246	6,472
Aberdeen Total Dynamic Dividend Fund	636	6,468
Wells Fargo Global Dividend Opportunity Fund[2]	1,119	6,468
Western Asset Managed Municipals Fund, Inc.	477	6,463
Eaton Vance California Municipal Bond Fund	540	6,458
Aberdeen Global Dynamic Dividend Fund	535	6,420
Source Capital, Inc.	141	6,418
Nuveen Tax-Advantaged Total Return Strategy Fund	549	6,412
Tri-Continental Corp.	188	6,409
Nuveen Tax-Advantaged Dividend Growth Fund	398	6,396
Sprott Focus Trust, Inc.	752	6,396
Royce Value Trust, Inc.	335	6,355
Japan Smaller Capitalization Fund, Inc.	702	6,332
New Germany Fund, Inc.	311	6,290
Clough Global Equity Fund[2]	426	6,288
First Trust Dynamic Europe Equity Income Fund	468	6,276
European Equity Fund, Inc.	548	6,236
Mexico Fund, Inc.*	342	5,209
Royce Global Value Trust, Inc.	346	5,183
Mexico Equity & Income Fund, Inc.*	203	2,442
Total Closed-End Funds
(Cost $3,012,858)		3,356,490

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Face Amount	Value
U.S. TREASURY BILLS†† - 21.1%
U.S. Treasury Bills
0.01% due 08/19/21[4,5]	$5,350,000	$5,349,671
0.01% due 08/03/21[5,6]	3,938,000	3,937,832
0.03% due 08/03/21[5,6]	258,000	257,989
Total U.S. Treasury Bills
(Cost $9,545,882)		9,545,492

REPURCHASE AGREEMENTS††,7 - 0.7%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	188,151	188,151
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	74,075	74,075
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	72,622	72,622
Total Repurchase Agreements
(Cost $334,848)		334,848

	Shares
SECURITIES LENDING COLLATERAL†,8 - 1.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[9]	802,615	802,615
Total Securities Lending Collateral
(Cost $802,615)		802,615

Total Investments - 97.0%
(Cost $42,445,233)		43,967,008

COMMON STOCKS SOLD SHORT† - (18.9)%
Consumer, Cyclical - (0.5)%
Herman Miller, Inc.	5,188	(244,562)

Industrial - (1.4)%
II-VI, Inc.*	1,280	(92,915)
Canadian National Railway Co.	1,593	(168,093)
Middleby Corp.*	2,126	(368,351)
Total Industrial		(629,359)

Consumer, Non-cyclical - (4.3)%
Performance Food Group Co.*	2,589	(125,541)
ICON plc*	1,206	(249,292)
AstraZeneca plc ADR	11,397	(682,680)
S&P Global, Inc.	2,186	(897,244)
Total Consumer, Non-cyclical		(1,954,757)

Technology - (4.8)%
salesforce.com, Inc.*	1,410	(344,421)
Advanced Micro Devices, Inc.*	9,541	(896,186)
Analog Devices, Inc.	5,544	(954,455)
Total Technology		(2,195,062)

	Shares	Value
Financial - (7.9)%
Webster Financial Corp.	656	$(34,991)
SVB Financial Group*	413	(229,805)
New York Community Bancorp, Inc.	21,955	(241,944)
Realty Income Corp.	4,602	(307,137)
First Citizens BancShares, Inc. — Class A	469	(390,555)
Apollo Global Management, Inc.	7,174	(446,223)
Kimco Realty Corp.	23,228	(484,304)
M&T Bank Corp.	3,412	(495,798)
Aon plc — Class A	3,885	(927,583)
Total Financial		(3,558,340)

Total Common Stocks Sold Short
(Proceeds $7,618,287)		(8,582,080)

MASTER LIMITED PARTNERSHIPS SOLD SHORT† - (0.5)%
Energy - (0.5)%
Energy Transfer, LP	21,340	(226,844)
Total Master Limited Partnerships Sold Short
(Proceeds $172,445)		(226,844)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (7.4)%
iShares Mortgage Real Estate ETF	87	(3,229)
VanEck Vectors Gold Miners ETF	143	(4,859)
iShares Core High Dividend ETF	90	(8,687)
VanEck Vectors High Yield Muni ETF	273	(17,366)
iShares Russell 1000 Growth ETF	80	(21,718)
Health Care Select Sector SPDR Fund	179	(22,545)
iShares U.S. Real Estate ETF	252	(25,689)
iShares 7-10 Year Treasury Bond ETF	232	(26,794)
Energy Select Sector SPDR Fund	538	(28,982)
iShares iBoxx $ Investment Grade Corporate Bond ETF	259	(34,799)
iShares Agency Bond ETF	309	(36,580)
iShares Russell 1000 Value ETF	237	(37,593)
SPDR Bloomberg Barclays Convertible Securities ETF	476	(41,284)
iShares TIPS Bond ETF	496	(63,493)
iShares Russell 2000 Index ETF	399	(91,518)
iShares MSCI EAFE ETF	2,219	(175,035)
Schwab U.S. Aggregate Bond ETF	3,248	(177,341)
iShares Floating Rate Bond ETF	3,816	(193,929)
SPDR S&P 500 ETF Trust	529	(226,444)
SPDR Nuveen Bloomberg Barclays Municipal Bond ETF	6,695	(348,876)
iShares National Muni Bond ETF	3,170	(371,524)
iShares iBoxx High Yield Corporate Bond ETF	6,675	(587,667)
Invesco Senior Loan ETF	35,868	(794,476)
Total Exchange-Traded Funds Sold Short
(Proceeds $3,275,777)		(3,340,428)

Total Securities Sold Short - (26.8)%
(Proceeds $11,066,509)		$(12,149,352)
Other Assets & Liabilities, net - 29.8%		13,501,999
Total Net Assets - 100.0%		$45,319,655

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Purchased†
Sugar #11 Futures Contracts	158	Apr 2022	$3,041,942	$95,208
Natural Gas Futures Contracts	17	Jul 2021	636,820	80,724
Gasoline RBOB Futures Contracts	25	Sep 2021	2,202,375	56,909
Live Cattle Futures Contracts	45	Aug 2021	2,212,650	37,957
Corn Futures Contracts	16	Sep 2021	479,400	36,352
Sugar #11 Futures Contracts	35	Sep 2021	701,680	29,794
Natural Gas Futures Contracts	6	Aug 2021	222,960	27,405
WTI Crude Futures Contracts	10	Jul 2021	735,300	26,474
Brent Crude Futures Contracts	11	Jul 2021	821,040	21,562
Low Sulphur Gas Oil Futures Contracts	16	Aug 2021	960,800	13,949
Soybean Oil Futures Contracts	11	Dec 2021	411,312	10,854
LME Lead Futures Contracts	3	Aug 2021	170,175	5,522
LME Primary Aluminum Futures Contracts	2	Aug 2021	126,118	3,384
LME Nickel Futures Contracts	1	Aug 2021	109,248	464
NY Harbor ULSD Futures Contracts	10	Jul 2021	893,802	(212)
Cotton #2 Futures Contracts	2	Dec 2021	85,000	(956)
LME Zinc Futures Contracts	2	Aug 2021	148,663	(2,031)
Copper Futures Contracts	1	Sep 2021	107,188	(6,253)
Silver Futures Contracts	1	Sep 2021	131,225	(8,038)
Lean Hogs Futures Contracts	4	Aug 2021	165,760	(19,632)
Corn Futures Contracts	79	Dec 2021	2,324,575	(35,787)
			$16,688,033	$373,649
Interest Rate Futures Contracts Purchased†
Euro - BTP Italian Government Bond Futures Contracts††	82	Sep 2021	$14,728,873	$94,076
Euro - OATS Futures Contracts	127	Sep 2021	23,941,684	80,170
Euro - Bund Futures Contracts	12	Sep 2021	2,456,085	10,950
			$41,126,642	$185,196
Equity Futures Contracts Purchased†
S&P/TSX 60 IX Index Futures Contracts	2	Sep 2021	$388,171	$5,256
SPI 200 Index Futures Contracts	3	Sep 2021	405,992	1,126
Amsterdam Index Futures Contracts	1	Jul 2021	173,654	1,066
DAX Index Futures Contracts	1	Sep 2021	461,210	729
FTSE 100 Index Futures Contracts	3	Sep 2021	290,099	333
Euro STOXX 50 Index Futures Contracts	5	Sep 2021	240,836	277
Tokyo Stock Price Index Futures Contracts	1	Sep 2021	174,824	111
NASDAQ-100 Index Mini Futures Contracts	1	Sep 2021	290,870	(81)
S&P 500 Index Mini Futures Contracts	2	Sep 2021	428,650	(139)
Russell 2000 Index Mini Futures Contracts	2	Sep 2021	230,580	(182)
OMX Stockholm 30 Index Futures Contracts	7	Jul 2021	185,231	(1,274)
CAC 40 10 Euro Index Futures Contracts	3	Jul 2021	232,278	(1,816)
FTSE MIB Index Futures Contracts††	2	Sep 2021	297,509	(5,460)
IBEX 35 Index Futures Contracts††	2	Jul 2021	208,928	(7,183)
CBOE Volatility Index Futures Contracts	112	Jul 2021	2,004,800	(124,707)
			$6,013,632	$(131,944)
Currency Futures Contracts Purchased†
New Zealand Dollar Futures Contracts	21	Sep 2021	$1,467,270	$(6,687)
Japanese Yen Futures Contracts	60	Sep 2021	6,755,625	(76,796)
British Pound Futures Contracts	80	Sep 2021	6,917,500	(105,100)
Canadian Dollar Futures Contracts	94	Sep 2021	7,581,570	(108,871)
Euro FX Futures Contracts	55	Sep 2021	8,165,094	(197,431)
			$30,887,059	$(494,885)

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

Futures Contracts (concluded)

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Sold Short†
Swiss Franc Futures Contracts	182	Sep 2021	$24,633,700	$755,525
Australian Dollar Futures Contracts	61	Sep 2021	4,575,610	129,979
			$29,209,310	$885,504
Equity Futures Contracts Sold Short†
CBOE Volatility Index Futures Contracts	125	Sep 2021	$2,625,000	$124,859
CBOE Volatility Index Futures Contracts	71	Oct 2021	1,552,770	83,960
CBOE Volatility Index Futures Contracts	11	Aug 2021	217,800	(3)
			$4,395,570	$208,816
Interest Rate Futures Contracts Sold Short†
Canadian Government 10 Year Bond Futures Contracts††	75	Sep 2021	$8,800,783	$5,222
Euro - 30 year Bond Futures Contracts	4	Sep 2021	963,037	1,253
U.S. Treasury Long Bond Futures Contracts	4	Sep 2021	642,250	654
U.S. Treasury Ultra Long Bond Futures Contracts	2	Sep 2021	385,062	277
Australian Government 10 Year Bond Futures Contracts	12	Sep 2021	1,271,186	(1,595)
U.S. Treasury 10 Year Note Futures Contracts	127	Sep 2021	16,817,578	(8,111)
Long Gilt Futures Contracts††	134	Sep 2021	23,728,182	(68,136)
			$52,608,078	$(70,436)
Commodity Futures Contracts Sold Short†
Corn Futures Contracts	83	Mar 2022	$2,471,325	$83,788
Cattle Feeder Futures Contracts	14	Aug 2021	1,082,550	37,357
Wheat Futures Contracts	14	Sep 2021	476,175	3,733
Cocoa Futures Contracts	7	Sep 2021	167,230	239
Coffee ‘C’ Futures Contracts	6	Sep 2021	360,225	(1,725)
Live Cattle Futures Contracts	37	Oct 2021	1,899,580	(3,074)
Soybean Futures Contracts	9	Nov 2021	626,963	(6,540)
Hard Red Winter Wheat Futures Contracts	13	Sep 2021	428,675	(8,202)
Natural Gas Futures Contracts	6	Sep 2021	222,600	(25,995)
Soybean Meal Futures Contracts	19	Dec 2021	722,000	(31,157)
Live Cattle Futures Contracts	25	Dec 2021	1,320,250	(34,480)
Gasoline RBOB Futures Contracts	13	Jul 2021	1,223,641	(44,314)
Sugar #11 Futures Contracts	127	Feb 2022	2,573,122	(100,461)
			$13,574,336	$(130,831)

Custom Basket Swap Agreements

Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements ††
Morgan Stanley Capital Services LLC	MS Equity Market Neutral Custom Basket	0.50% (Federal Funds Rate + 0.40%)	At Maturity	08/31/23	$11,905,404	$965,977
Goldman Sachs International	GS Equity Market Neutral Custom Basket	0.55% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	11,905,403	920,602
Morgan Stanley Capital Services LLC	MS Long/Short Equity Custom Basket	0.50% (Federal Funds Rate + 0.40%)	At Maturity	08/31/23	9,002,671	665,907
Goldman Sachs International	GS Long/Short Equity Custom Basket	0.55% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	9,000,447	655,296
					$41,813,925	$3,207,782

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements Sold Short ††
Morgan Stanley Capital Services LLC	MS Long/Short Equity Custom Basket	(0.20%) (Federal Funds Rate - 0.30%)	At Maturity	08/31/23	$5,771,194	$(198,328)
Goldman Sachs International	GS Long/Short Equity Custom Basket	(0.10%) (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	5,961,343	(212,366)
Morgan Stanley Capital Services LLC	MS Equity Market Neutral Custom Basket	(0.20%) (Federal Funds Rate - 0.30%)	At Maturity	08/31/23	11,979,443	(692,117)
Goldman Sachs International	GS Equity Market Neutral Custom Basket	(0.10%) (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	11,959,443	(696,938)
					$35,671,423	$(1,799,749)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation
MS EQUITY MARKET NEUTRAL LONG CUSTOM BASKET
Financial
Extra Space Storage, Inc.	3,364	4.64%	$113,193
Sun Communities, Inc.	2,369	3.42%	84,325
Regency Centers Corp.	8,601	4.64%	68,048
Public Storage	1,295	3.27%	62,285
Innovative Industrial Properties, Inc.	638	1.02%	61,771
AvalonBay Communities, Inc.	2,476	4.34%	58,968
Ventas, Inc.	6,107	2.93%	49,158
Welltower, Inc.	3,607	2.52%	44,183
Equity Residential	5,455	3.53%	43,218
Terreno Realty Corp.	3,464	1.88%	39,946
American Assets Trust, Inc.	7,604	2.38%	35,387
Gaming and Leisure Properties, Inc.	7,438	2.89%	34,132
VICI Properties, Inc.	8,695	2.27%	31,705
Healthpeak Properties, Inc.	8,849	2.47%	26,970
Boston Properties, Inc.	2,658	2.56%	26,147
Brixmor Property Group, Inc.	17,634	3.39%	25,460
Alexandria Real Estate Equities, Inc.	1,590	2.43%	23,319
MGM Growth Properties LLC — Class A	10,997	3.38%	22,758
Invitation Homes, Inc.	3,719	1.16%	19,572
Ryman Hospitality Properties, Inc.	5,232	3.47%	18,961
Hudson Pacific Properties, Inc.	14,817	3.46%	18,043
NETSTREIT Corp.	3,624	0.70%	17,880
Prologis, Inc.	1,293	1.30%	14,423
Acadia Realty Trust	18,568	3.42%	12,330
Empire State Realty Trust, Inc. — Class A	22,447	2.26%	12,170
Agree Realty Corp.	5,418	3.21%	12,086
	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Highwoods Properties, Inc.	3,139	1.19%	$11,354
Jones Lang LaSalle, Inc.	1,056	1.73%	5,022
Americold Realty Trust	6,809	2.16%	3,585
American Campus Communities, Inc.	5,788	2.27%	3,314
CyrusOne, Inc.	5,029	3.02%	2,120
Xenia Hotels & Resorts, Inc.	21,642	3.40%	(2,828)
Four Corners Property Trust, Inc.	11,805	2.74%	(4,655)
CareTrust REIT, Inc.	13,498	2.63%	(4,938)
Medical Properties Trust, Inc.	8,766	1.48%	(11,175)
Total Financial			978,237

Consumer, Cyclical
Lennar Corp. — Class A	2,082	1.74%	3,697
PulteGroup, Inc.	3,775	1.73%	2,834
Hilton Grand Vacations, Inc.	4,334	1.51%	(2,757)
Marriott Vacations Worldwide Corp.	1,093	1.46%	(16,034)
Total Consumer, Cyclical			(12,260)
Total MS Equity Market Neutral Long Custom Basket			$965,977

MS EQUITY MARKET NEUTRAL SHORT CUSTOM BASKET
Financial
Equity Commonwealth	14,591	(3.18)%	$21,804
LTC Properties, Inc.	8,763	(2.80)%	16,721
American Finance Trust, Inc.	8,238	(0.58)%	9,913
Healthcare Trust of America, Inc. — Class A	8,133	(1.81)%	8,858
Urban Edge Properties	13,680	(2.18)%	4,959
Realty Income Corp.	9,839	(5.48)%	4,239

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
National Health Investors, Inc.	2,548	(1.43)%	$3,124
Sunstone Hotel Investors, Inc.	19,554	(2.03)%	1,191
RLJ Lodging Trust	12,926	(1.64)%	1,180
Healthcare Realty Trust, Inc.	8,197	(2.07)%	868
Easterly Government Properties, Inc.	7,550	(1.33)%	424
Omega Healthcare Investors, Inc.	13,741	(4.16)%	(840)
Apple Hospitality REIT, Inc.	16,766	(2.14)%	(3,519)
Cousins Properties, Inc.	9,547	(2.93)%	(10,101)
Corporate Office Properties Trust	8,933	(2.09)%	(11,038)
Camden Property Trust	1,108	(1.23)%	(12,477)
Digital Realty Trust, Inc.	1,734	(2.18)%	(12,645)
Industrial Logistics Properties Trust	5,518	(1.20)%	(13,512)
Office Properties Income Trust	9,863	(2.41)%	(16,278)
Washington Real Estate Investment Trust	11,853	(2.28)%	(18,763)
Apartment Income REIT Corp.	8,840	(3.50)%	(22,468)
SITE Centers Corp.	20,927	(2.63)%	(23,187)
Federal Realty Investment Trust	2,430	(2.38)%	(25,054)
STAG Industrial, Inc.	7,204	(2.25)%	(25,204)
Retail Opportunity Investments Corp.	15,805	(2.33)%	(26,713)
STORE Capital Corp.	15,442	(4.45)%	(35,123)
Essential Properties Realty Trust, Inc.	15,012	(3.39)%	(41,707)
SL Green Realty Corp.	2,770	(1.85)%	(41,957)
Independence Realty Trust, Inc.	19,952	(3.04)%	(51,828)
Retail Properties of America, Inc. — Class A	22,549	(2.16)%	(59,003)
Life Storage, Inc.	3,794	(3.40)%	(71,445)
Mid-America Apartment Communities, Inc.	3,310	(4.65)%	(77,961)
CubeSmart	11,197	(4.33)%	(88,111)
Total Financial			(615,653)

Exchange-Traded Funds
Vanguard Real Estate ETF	14,553	(12.37)%	(73,699)

Consumer, Cyclical
Hyatt Hotels Corp. — Class A	3,272	(2.12)%	(2,765)
Total MS Equity Market Neutral Short Custom Basket			$(692,117)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GS EQUITY MARKET NEUTRAL LONG CUSTOM BASKET
Financial
Extra Space Storage, Inc.	3,364	4.64%	$114,010
Regency Centers Corp.	8,601	4.64%	68,258
Public Storage	1,295	3.28%	62,986
Innovative Industrial Properties, Inc.	638	1.02%	62,427
AvalonBay Communities, Inc.	2,476	4.34%	58,952
Sun Communities, Inc.	2,369	3.41%	54,682
Ventas, Inc.	6,107	2.93%	49,711
Welltower, Inc.	3,607	2.52%	44,395
Equity Residential	5,455	3.53%	42,986
American Assets Trust, Inc.	7,604	2.38%	35,588
Gaming and Leisure Properties, Inc.	7,438	2.89%	34,038
VICI Properties, Inc.	8,695	2.27%	31,561
Terreno Realty Corp.	3,464	1.88%	30,492
Brixmor Property Group, Inc.	17,634	3.39%	26,296
Boston Properties, Inc.	2,658	2.56%	26,139
Alexandria Real Estate Equities, Inc.	1,590	2.43%	23,502
MGM Growth Properties LLC — Class A	10,997	3.38%	22,877
Ryman Hospitality Properties, Inc.	5,232	3.47%	19,821
Invitation Homes, Inc.	3,719	1.16%	19,576
Hudson Pacific Properties, Inc.	14,817	3.46%	18,343
NETSTREIT Corp.	3,624	0.70%	17,753
Healthpeak Properties, Inc.	8,849	2.47%	15,048
Prologis, Inc.	1,293	1.30%	14,408
Acadia Realty Trust	18,568	3.42%	12,621
Highwoods Properties, Inc.	3,139	1.19%	11,287
Agree Realty Corp.	5,418	3.21%	11,215
Empire State Realty Trust, Inc. — Class A	22,447	2.26%	10,582
Jones Lang LaSalle, Inc.	1,056	1.73%	5,627
Americold Realty Trust	6,809	2.16%	3,582
CyrusOne, Inc.	5,029	3.02%	2,438
American Campus Communities, Inc.	5,788	2.27%	2,261
Four Corners Property Trust, Inc.	11,805	2.74%	(3,089)
Xenia Hotels & Resorts, Inc.	21,642	3.40%	(3,681)
CareTrust REIT, Inc.	13,498	2.63%	(3,703)
Medical Properties Trust, Inc.	8,766	1.48%	(11,198)
Total Financial			931,791

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Consumer, Cyclical
Lennar Corp. — Class A	2,082	1.74%	$3,900
PulteGroup, Inc.	3,775	1.73%	2,967
Hilton Grand Vacations, Inc.	4,334	1.51%	(2,588)
Marriott Vacations Worldwide Corp.	1,093	1.46%	(15,468)
Total Consumer, Cyclical			(11,189)
Total GS Equity Market Neutral Long Custom Basket			$920,602

GS EQUITY MARKET NEUTRAL SHORT CUSTOM BASKET
Financial
Equity Commonwealth	14,591	(3.19)%	$21,106
LTC Properties, Inc.	8,763	(2.80)%	16,502
American Finance Trust, Inc.	8,238	(0.58)%	10,026
Healthcare Trust of America, Inc. — Class A	8,133	(1.82)%	8,596
Urban Edge Properties	13,680	(2.18)%	5,195
National Health Investors, Inc.	2,548	(1.43)%	2,776
Realty Income Corp.	9,839	(5.49)%	2,172
RLJ Lodging Trust	12,926	(1.65)%	1,306
Sunstone Hotel Investors, Inc.	19,554	(2.03)%	730
Omega Healthcare Investors, Inc.	13,741	(4.17)%	434
Easterly Government Properties, Inc.	7,550	(1.33)%	254
Healthcare Realty Trust, Inc.	8,197	(2.07)%	180
Apple Hospitality REIT, Inc.	16,766	(2.14)%	(3,983)
Cousins Properties, Inc.	9,547	(2.94)%	(10,052)
Corporate Office Properties Trust	8,933	(2.09)%	(11,580)
Camden Property Trust	1,108	(1.23)%	(12,426)
Digital Realty Trust, Inc.	1,734	(2.18)%	(12,898)
Industrial Logistics Properties Trust	5,518	(1.21)%	(13,621)
Office Properties Income Trust	9,863	(2.42)%	(15,152)
Washington Real Estate Investment Trust	11,853	(2.28)%	(19,424)
Apartment Income REIT Corp.	8,840	(3.51)%	(22,670)
SITE Centers Corp.	20,927	(2.64)%	(23,747)
Federal Realty Investment Trust	2,430	(2.38)%	(25,355)
STAG Industrial, Inc.	7,204	(2.25)%	(25,602)
Retail Opportunity Investments Corp.	15,805	(2.33)%	(26,672)
STORE Capital Corp.	15,442	(4.46)%	(35,401)
SL Green Realty Corp.	2,520	(1.69)%	(37,899)
Essential Properties Realty Trust, Inc.	15,012	(3.39)%	(42,696)
Independence Realty Trust, Inc.	19,952	(3.04)%	(49,645)
Retail Properties of America, Inc. — Class A	22,549	(2.16)%	(59,057)
Life Storage, Inc.	3,794	(3.41)%	(72,193)
Mid-America Apartment Communities, Inc.	3,310	(4.66)%	(78,492)
CubeSmart	11,197	(4.34)%	(89,169)
Total Financial			(618,457)

Consumer, Cyclical
Hyatt Hotels Corp. — Class A	3,272	(2.12)%	(3,154)

Exchange-Traded Funds
Vanguard Real Estate ETF	14,553	(12.39)%	(75,327)
Total GS Equity Market Neutral Short Custom Basket			$(696,938)

MS LONG/SHORT EQUITY LONG CUSTOM BASKET
Financial
Allstate Corp.	508	0.77%	$16,373
Synchrony Financial	1,385	0.75%	14,494
Aflac, Inc.	1,274	0.76%	11,682
Berkshire Hathaway, Inc. — Class B	307	0.95%	10,687
Travelers Companies, Inc.	265	0.44%	9,308
Highwoods Properties, Inc.	1,489	0.75%	8,163
Mercury General Corp.	1,005	0.73%	4,620
Jefferies Financial Group, Inc.	1,347	0.51%	3,047
Western Union Co.	823	0.21%	2,525
Progressive Corp.	473	0.52%	2,316
Cboe Global Markets, Inc.	284	0.38%	1,522
Federated Hermes, Inc. — Class B	1,056	0.40%	1,518
Houlihan Lokey, Inc.	439	0.40%	1,090
Marsh & McLennan Companies, Inc.	243	0.38%	577
Sabra Health Care REIT, Inc.	1,089	0.22%	404
OneMain Holdings, Inc.	445	0.30%	301
Interactive Brokers Group, Inc. — Class A	537	0.39%	255
Janus Henderson Group plc	824	0.36%	(90)
Evercore, Inc. — Class A	289	0.45%	(135)
Arch Capital Group Ltd.	1,005	0.43%	(190)
SEI Investments Co.	467	0.32%	(290)
RenaissanceRe Holdings Ltd.	202	0.33%	(340)
Everest Re Group Ltd.	160	0.45%	(354)

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Raymond James Financial, Inc.	505	0.73%	$(355)
Markel Corp.	34	0.45%	(595)
Brandywine Realty Trust	4,145	0.63%	(768)
Brighthouse Financial, Inc.	855	0.43%	(843)
Radian Group, Inc.	1,331	0.33%	(927)
Cincinnati Financial Corp.	216	0.28%	(1,049)
Stewart Information Services Corp.	444	0.28%	(1,128)
Capital One Financial Corp.	226	0.39%	(1,151)
Artisan Partners Asset Management, Inc. — Class A	415	0.23%	(1,174)
MGIC Investment Corp.	1,526	0.23%	(1,243)
Affiliated Managers Group, Inc.	191	0.33%	(1,246)
First American Financial Corp.	411	0.28%	(1,383)
Enstar Group Ltd.	179	0.48%	(1,464)
AMERISAFE, Inc.	584	0.39%	(1,495)
Safety Insurance Group, Inc.	739	0.64%	(1,706)
Hanover Insurance Group, Inc.	530	0.80%	(1,831)
Discover Financial Services	405	0.53%	(2,026)
Essent Group Ltd.	809	0.40%	(2,105)
Lexington Realty Trust	2,155	0.29%	(2,157)
BankUnited, Inc.	722	0.34%	(2,450)
Old Republic International Corp.	2,395	0.66%	(3,260)
Associated Banc-Corp.	1,933	0.44%	(3,432)
Healthcare Realty Trust, Inc.	1,797	0.60%	(3,437)
Total Financial			50,258

Industrial
Oshkosh Corp.	410	0.57%	19,765
Owens Corning	365	0.40%	17,045
Vishay Intertechnology, Inc.	2,622	0.66%	16,195
Snap-on, Inc.	187	0.46%	15,454
Timken Co.	446	0.40%	13,388
AGCO Corp.	195	0.28%	12,251
Acuity Brands, Inc.	143	0.30%	11,922
Waters Corp.	93	0.36%	11,789
Lincoln Electric Holdings, Inc.	206	0.30%	7,490
Northrop Grumman Corp.	108	0.44%	6,588
3M Co.	214	0.47%	6,527
Mettler-Toledo International, Inc.	35	0.54%	6,449
Lennox International, Inc.	77	0.30%	5,971
Agilent Technologies, Inc.	232	0.38%	4,215
Sealed Air Corp.	432	0.28%	4,034
Toro Co.	894	1.09%	3,708
Donaldson Company, Inc.	1,232	0.87%	3,024
Sturm Ruger & Company, Inc.	244	0.24%	2,690
Masco Corp.	714	0.47%	2,050
OSI Systems, Inc.	558	0.63%	1,909
Watts Water Technologies, Inc. — Class A	442	0.72%	1,549
Keysight Technologies, Inc.	154	0.26%	1,101
Parker-Hannifin Corp.	116	0.40%	1,054
Carlisle Companies, Inc.	152	0.32%	425
Huntington Ingalls Industries, Inc.	136	0.32%	222
Garmin Ltd.	442	0.71%	210
Old Dominion Freight Line, Inc.	1	0.00%	79
Fortive Corp.	467	0.36%	(217)
Sanmina Corp.	615	0.27%	(434)
Louisiana-Pacific Corp.	554	0.37%	(542)
Worthington Industries, Inc.	358	0.24%	(1,253)
Boise Cascade Co.	453	0.29%	(1,576)
Hillenbrand, Inc.	580	0.28%	(3,261)
Eagle Materials, Inc.	437	0.69%	(3,492)
MDU Resources Group, Inc.	2,488	0.87%	(4,936)
Total Industrial			161,393

Communications
Viavi Solutions, Inc.	4,707	0.92%	26,602
Cisco Systems, Inc.	1,107	0.65%	13,270
VeriSign, Inc.	400	1.01%	10,925
Omnicom Group, Inc.	985	0.88%	10,034
Motorola Solutions, Inc.	134	0.32%	7,912
Juniper Networks, Inc.	1,410	0.43%	6,870
Ciena Corp.	429	0.27%	6,717
Verizon Communications, Inc.	1,325	0.82%	1,720
InterDigital, Inc.	431	0.35%	827
Cogent Communications Holdings, Inc.	532	0.45%	128
Alphabet, Inc. — Class C	37	1.03%	(44)
Yelp, Inc. — Class A	522	0.23%	(273)
Fox Corp. — Class A	613	0.25%	(408)
F5 Networks, Inc.	134	0.28%	(657)
TEGNA, Inc.	1,986	0.41%	(662)
Nexstar Media Group, Inc. — Class A	173	0.28%	(1,013)
World Wrestling Entertainment, Inc. — Class A	419	0.27%	(1,673)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Telephone & Data Systems, Inc.	1,613	0.41%	$(2,425)
Total Communications			77,850

Energy
Antero Midstream Corp.	2,350	0.27%	(328)
Kinder Morgan, Inc.	1,909	0.39%	(1,714)
Williams Companies, Inc.	1,441	0.42%	(1,748)
Equitrans Midstream Corp.	2,127	0.20%	(2,347)
Total Energy			(6,137)

Utilities
UGI Corp.	1,730	0.89%	18,568
Public Service Enterprise Group, Inc.	1,335	0.89%	5,592
Southern Co.	1,288	0.87%	2,314
IDACORP, Inc.	822	0.89%	1,688
Pinnacle West Capital Corp.	589	0.54%	1,685
Sempra Energy	360	0.53%	98
Chesapeake Utilities Corp.	508	0.68%	38
DTE Energy Co.	595	0.86%	(892)
WEC Energy Group, Inc.	399	0.39%	(1,526)
American Water Works Company, Inc.	306	0.52%	(1,734)
MGE Energy, Inc.	1,006	0.83%	(1,758)
National Fuel Gas Co.	675	0.39%	(1,851)
CMS Energy Corp.	1,366	0.90%	(1,905)
American States Water Co.	929	0.82%	(2,306)
Portland General Electric Co.	578	0.30%	(2,806)
Avista Corp.	1,029	0.49%	(3,176)
New Jersey Resources Corp.	1,441	0.63%	(6,220)
Total Utilities			5,809

Consumer, Non-cyclical
McKesson Corp.	323	0.69%	22,241
Molson Coors Beverage Co. — Class B	1,042	0.62%	17,590
United Therapeutics Corp.	257	0.51%	14,380
Johnson & Johnson	451	0.83%	11,744
Amgen, Inc.	290	0.79%	10,217
H&R Block, Inc.	1,409	0.37%	9,475
Prestige Consumer Healthcare, Inc.	723	0.42%	7,721
Gilead Sciences, Inc.	1,279	0.98%	6,511
Regeneron Pharmaceuticals, Inc.	96	0.60%	6,171
Laboratory Corporation of America Holdings	72	0.22%	5,330
Pfizer, Inc.	1,273	0.55%	4,855
Thermo Fisher Scientific, Inc.	105	0.59%	4,146
Bio-Rad Laboratories, Inc. — Class A	92	0.66%	3,994
Bristol-Myers Squibb Co.	1,221	0.91%	3,959
Hill-Rom Holdings, Inc.	213	0.27%	3,947
Vector Group Ltd.	1,525	0.24%	3,703
Vanda Pharmaceuticals, Inc.	1,121	0.27%	2,668
Hershey Co.	229	0.44%	2,631
John B Sanfilippo & Son, Inc.	570	0.56%	2,329
Innoviva, Inc.	2,074	0.31%	2,190
Quest Diagnostics, Inc.	197	0.29%	2,155
Humana, Inc.	50	0.25%	1,864
Incyte Corp.	449	0.42%	1,829
PerkinElmer, Inc.	223	0.38%	1,758
Eagle Pharmaceuticals, Inc.	857	0.41%	1,609
Merck & Company, Inc.	1,081	0.93%	976
Vertex Pharmaceuticals, Inc.	148	0.33%	840
Blueprint Medicines Corp.	363	0.35%	731
PepsiCo, Inc.	128	0.21%	174
Chemed Corp.	50	0.26%	(319)
Grand Canyon Education, Inc.	244	0.24%	(725)
Hologic, Inc.	698	0.52%	(1,126)
Coherus Biosciences, Inc.	1,882	0.29%	(1,201)
Exelixis, Inc.	1,107	0.22%	(5,210)
Total Consumer, Non-cyclical			149,157

Technology
Kulicke & Soffa Industries, Inc.	512	0.35%	18,012
Seagate Technology Holdings plc	451	0.44%	15,911
HP, Inc.	1,321	0.44%	15,517
NetApp, Inc.	365	0.33%	13,829
Texas Instruments, Inc.	287	0.61%	12,164
CDK Global, Inc.	830	0.46%	9,578
Rambus, Inc.	2,240	0.59%	8,342
Cirrus Logic, Inc.	448	0.42%	6,631
International Business Machines Corp.	209	0.34%	5,122
Cerner Corp.	491	0.43%	4,062
Intel Corp.	466	0.29%	4,044
Dropbox, Inc. — Class A	638	0.21%	3,461
Microsoft Corp.	244	0.73%	3,374
Cadence Design Systems, Inc.	425	0.65%	3,288
CSG Systems International, Inc.	1,999	1.05%	2,826
Qorvo, Inc.	111	0.24%	2,718
Paychex, Inc.	194	0.23%	2,590
Synaptics, Inc.	138	0.24%	2,101

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Broadcom, Inc.	68	0.36%	$1,325
QUALCOMM, Inc.	141	0.22%	1,074
Lumentum Holdings, Inc.	332	0.30%	426
ExlService Holdings, Inc.	195	0.23%	243
Electronic Arts, Inc.	391	0.62%	(864)
Progress Software Corp.	735	0.38%	(1,133)
MAXIMUS, Inc.	249	0.24%	(1,328)
Activision Blizzard, Inc.	674	0.71%	(1,665)
Take-Two Interactive Software, Inc.	206	0.41%	(1,729)
Cognizant Technology Solutions Corp. — Class A	462	0.36%	(2,946)
Total Technology			126,973

Consumer, Cyclical
Gentherm, Inc.	537	0.42%	18,081
AutoZone, Inc.	63	1.04%	15,468
Cummins, Inc.	214	0.58%	13,809
Gentex Corp.	2,412	0.89%	12,120
AutoNation, Inc.	378	0.40%	10,658
Brunswick Corp.	460	0.51%	9,947
O’Reilly Automotive, Inc.	147	0.92%	8,092
MSC Industrial Direct Company, Inc. — Class A	494	0.49%	8,022
Dolby Laboratories, Inc. — Class A	464	0.51%	6,188
PulteGroup, Inc.	679	0.41%	5,717
Lennar Corp. — Class A	208	0.23%	4,237
Polaris, Inc.	226	0.34%	1,682
WW Grainger, Inc.	114	0.55%	1,269
Lowe’s Companies, Inc.	331	0.71%	1,251
NVR, Inc.	4	0.22%	1,162
Dick’s Sporting Goods, Inc.	204	0.23%	218
Best Buy Company, Inc.	340	0.43%	215
Allison Transmission Holdings, Inc.	1,351	0.60%	(293)
Carter’s, Inc.	353	0.40%	(501)
Tri Pointe Homes, Inc.	944	0.22%	(603)
Whirlpool Corp.	146	0.35%	(948)
Meritage Homes Corp.	250	0.26%	(1,052)
Murphy USA, Inc.	263	0.39%	(1,390)
Yum! Brands, Inc.	592	0.76%	(2,604)
Total Consumer, Cyclical			110,745

Basic Materials
Ingevity Corp.	319	0.29%	(652)
NewMarket Corp.	116	0.41%	(1,508)
Commercial Metals Co.	846	0.29%	(1,915)
Reliance Steel & Aluminum Co.	287	0.48%	(6,066)
Total Basic Materials			(10,141)
Total MS Long/Short Equity Long Custom Basket			$665,907

MS LONG/SHORT EQUITY SHORT CUSTOM BASKET
Consumer, Cyclical
JetBlue Airways Corp.	2,784	(0.84)%	$4,956
United Airlines Holdings, Inc.	1,093	(0.99)%	4,681
IAA, Inc.	651	(0.62)%	3,243
Delta Air Lines, Inc.	1,780	(1.33)%	2,179
Marriott International, Inc. — Class A	180	(0.43)%	1,211
Freshpet, Inc.	252	(0.71)%	1,036
Hilton Worldwide Holdings, Inc.	230	(0.48)%	722
Alaska Air Group, Inc.	966	(1.01)%	(1,860)
Southwest Airlines Co.	1,433	(1.32)%	(4,307)
Copart, Inc.	505	(1.15)%	(10,243)
Total Consumer, Cyclical			1,618

Financial
JBG SMITH Properties	2,584	(1.41)%	3,558
Lincoln National Corp.	720	(0.78)%	3,274
American International Group, Inc.	676	(0.56)%	2,866
Alexandria Real Estate Equities, Inc.	268	(0.84)%	2,755
U.S. Bancorp	1,404	(1.39)%	2,668
Truist Financial Corp.	1,132	(1.09)%	2,643
Prudential Financial, Inc.	786	(1.40)%	2,214
CyrusOne, Inc.	474	(0.59)%	1,201
Global Net Lease, Inc.	1,436	(0.46)%	1,138
Comerica, Inc.	487	(0.60)%	1,041
State Street Corp.	684	(0.98)%	958
Bank of America Corp.	2,280	(1.63)%	955
Equitable Holdings, Inc.	1,200	(0.63)%	780
Mid-America Apartment Communities, Inc.	279	(0.81)%	707
Ryman Hospitality Properties, Inc.	302	(0.41)%	597
UDR, Inc.	1,641	(1.39)%	233
Wells Fargo & Co.	668	(0.52)%	58
Americold Realty Trust	1,697	(1.11)%	(12)
SBA Communications Corp.	75	(0.41)%	(119)
Crown Castle International Corp.	210	(0.71)%	(159)
Bank of New York Mellon Corp.	382	(0.34)%	(366)
Host Hotels & Resorts, Inc.	2,660	(0.79)%	(623)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Digital Realty Trust, Inc.	400	(1.04)%	$(1,016)
Welltower, Inc.	464	(0.67)%	(1,777)
American Homes 4 Rent — Class A	718	(0.48)%	(2,170)
Federal Realty Investment Trust	241	(0.49)%	(2,323)
Healthpeak Properties, Inc.	2,377	(1.37)%	(3,013)
Invitation Homes, Inc.	1,140	(0.74)%	(3,018)
Charles Schwab Corp.	1,071	(1.35)%	(3,242)
Equinix, Inc.	88	(1.22)%	(5,644)
Rayonier, Inc.	1,222	(0.76)%	(5,966)
Howard Hughes Corp.	372	(0.63)%	(7,074)
American Tower Corp. — Class A	118	(0.55)%	(7,479)
Loews Corp.	604	(0.57)%	(7,602)
Prologis, Inc.	494	(1.02)%	(8,420)
Brookline Bancorp, Inc.	2,552	(0.66)%	(8,976)
Sun Communities, Inc.	375	(1.11)%	(12,681)
Camden Property Trust	427	(0.98)%	(13,166)
Rexford Industrial Realty, Inc.	1,117	(1.10)%	(15,375)
First Republic Bank	496	(1.61)%	(22,140)
Total Financial			(104,715)

Communications
Anaplan, Inc.	249	(0.23)%	844
Okta, Inc.	128	(0.54)%	(142)
Uber Technologies, Inc.	897	(0.78)%	(315)
Q2 Holdings, Inc.	438	(0.78)%	(1,936)
Liberty Broadband Corp. — Class C	276	(0.83)%	(4,941)
Zendesk, Inc.	204	(0.51)%	(5,510)
Total Communications			(12,000)

Consumer, Non-cyclical
Verisk Analytics, Inc. — Class A	557	(1.69)%	6,402
Archer-Daniels-Midland Co.	1,086	(1.14)%	5,373
CoStar Group, Inc.	590	(0.85)%	1,797
ManpowerGroup, Inc.	414	(0.85)%	1,337
Cooper Companies, Inc.	51	(0.35)%	332
McCormick & Company, Inc.	620	(0.95)%	37
Brink’s Co.	344	(0.46)%	(233)
Alnylam Pharmaceuticals, Inc.	149	(0.44)%	(867)
Guardant Health, Inc.	255	(0.55)%	(908)
Rollins, Inc.	1,126	(0.67)%	(1,046)
TransUnion	549	(1.04)%	(4,149)
Avalara, Inc.	94	(0.26)%	(4,457)
Cintas Corp.	271	(1.79)%	(7,944)
Equifax, Inc.	215	(0.89)%	(14,285)
Total Consumer, Non-cyclical			(18,611)

Technology
KBR, Inc.	1,470	(0.97)%	2,482
Leidos Holdings, Inc.	423	(0.74)%	2,217
Blackline, Inc.	122	(0.24)%	563
Clarivate plc	1,140	(0.54)%	64
Sailpoint Technologies Holdings, Inc.	273	(0.24)%	(759)
Twilio, Inc. — Class A	40	(0.27)%	(1,177)
Coupa Software, Inc.	117	(0.53)%	(1,184)
Tyler Technologies, Inc.	30	(0.24)%	(1,397)
Ceridian HCM Holding, Inc.	312	(0.52)%	(2,469)
Smartsheet, Inc. — Class A	199	(0.25)%	(4,830)
HubSpot, Inc.	26	(0.26)%	(5,388)
Rapid7, Inc.	305	(0.50)%	(5,555)
Total Technology			(17,433)

Industrial
Ball Corp.	421	(0.59)%	5,585
Jacobs Engineering Group, Inc.	673	(1.56)%	4,232
Stericycle, Inc.	1,151	(1.43)%	2,897
XPO Logistics, Inc.	300	(0.73)%	2,572
Norfolk Southern Corp.	306	(1.41)%	1,866
Exponent, Inc.	242	(0.37)%	1,506
MSA Safety, Inc.	245	(0.70)%	13
US Ecology, Inc.	774	(0.50)%	(87)
Tetra Tech, Inc.	264	(0.56)%	(97)
FedEx Corp.	157	(0.81)%	(538)
Republic Services, Inc. — Class A	872	(1.66)%	(613)
United Parcel Service, Inc. — Class B	141	(0.51)%	(826)
Boeing Co.	175	(0.73)%	(1,226)
TransDigm Group, Inc.	39	(0.44)%	(1,480)
Raytheon Technologies Corp.	934	(1.38)%	(1,652)
Waste Management, Inc.	680	(1.65)%	(2,235)
Ingersoll Rand, Inc.	900	(0.76)%	(2,843)
Casella Waste Systems, Inc. — Class A	971	(1.07)%	(7,317)
Total Industrial			(243)

Energy
Baker Hughes Co.	1,398	(0.55)%	4,048
Schlumberger N.V.	2,720	(1.51)%	2,136
Phillips 66	364	(0.54)%	(1,083)
Pioneer Natural Resources Co.	583	(1.64)%	(3,671)
NOV, Inc.	1,582	(0.42)%	(4,069)
Hess Corp.	491	(0.74)%	(8,829)
ChampionX Corp.	1,886	(0.84)%	(15,636)
Halliburton Co.	3,974	(1.59)%	(15,731)
Ovintiv, Inc.	1,899	(1.04)%	(22,899)
Total Energy			(65,734)

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Utilities
Atmos Energy Corp.	797	(1.33)%	$4,195
Exelon Corp.	1,705	(1.31)%	3,966
ONE Gas, Inc.	1,085	(1.39)%	3,583
Xcel Energy, Inc.	1,045	(1.19)%	3,514
Black Hills Corp.	551	(0.63)%	2,073
OGE Energy Corp.	1,271	(0.74)%	1,830
CenterPoint Energy, Inc.	1,056	(0.45)%	1,400
Edison International	1,433	(1.44)%	(107)
Total Utilities			20,454

Basic Materials
Quaker Chemical Corp.	117	(0.48)%	38
Linde plc	66	(0.33)%	(1,702)
Total Basic Materials			(1,664)
Total MS Long/Short Equity Short Custom Basket			$(198,328)

GS LONG/SHORT EQUITY LONG CUSTOM BASKET
Industrial
Oshkosh Corp.	410	0.59%	$18,376
Owens Corning	365	0.42%	17,061
Vishay Intertechnology, Inc.	2,622	0.66%	16,126
Snap-on, Inc.	187	0.46%	15,385
Timken Co.	446	0.40%	13,403
AGCO Corp.	195	0.28%	12,234
Acuity Brands, Inc.	143	0.30%	11,954
Waters Corp.	93	0.36%	11,779
Lincoln Electric Holdings, Inc.	206	0.30%	7,438
Northrop Grumman Corp.	108	0.44%	6,575
3M Co.	214	0.47%	6,531
Mettler-Toledo International, Inc.	35	0.54%	6,500
Lennox International, Inc.	77	0.30%	5,994
Agilent Technologies, Inc.	232	0.38%	4,223
Sealed Air Corp.	432	0.28%	4,053
Toro Co.	894	1.09%	3,588
Donaldson Company, Inc.	1,232	0.87%	2,967
Sturm Ruger & Company, Inc.	244	0.24%	2,700
Masco Corp.	714	0.47%	2,036
OSI Systems, Inc.	558	0.63%	1,891
Watts Water Technologies, Inc. — Class A	442	0.72%	1,584
Keysight Technologies, Inc.	154	0.26%	1,102
Parker-Hannifin Corp.	116	0.40%	1,044
Carlisle Companies, Inc.	152	0.32%	467
Garmin Ltd.	442	0.71%	325
Huntington Ingalls Industries, Inc.	136	0.32%	197
Old Dominion Freight Line, Inc.	1	0.00%	80
Fortive Corp.	467	0.36%	(237)
Sanmina Corp.	615	0.27%	(443)
Louisiana-Pacific Corp.	554	0.37%	(544)
Worthington Industries, Inc.	358	0.24%	(1,200)
Boise Cascade Co.	453	0.29%	(1,656)
Hillenbrand, Inc.	580	0.28%	(3,262)
Eagle Materials, Inc.	437	0.69%	(3,596)
MDU Resources Group, Inc.	2,488	0.87%	(4,942)
Total Industrial			159,733

Financial
Allstate Corp.	508	0.74%	16,418
Synchrony Financial	1,385	0.75%	14,472
Aflac, Inc.	1,274	0.76%	11,634
Berkshire Hathaway, Inc. — Class B	307	0.95%	10,681
Travelers Companies, Inc.	265	0.44%	9,235
Highwoods Properties, Inc.	1,489	0.75%	8,124
Mercury General Corp.	1,005	0.73%	4,593
Jefferies Financial Group, Inc.	1,347	0.51%	2,922
Western Union Co.	823	0.21%	2,519
Progressive Corp.	473	0.52%	2,332
Federated Hermes, Inc. — Class B	1,056	0.40%	1,597
Cboe Global Markets, Inc.	284	0.38%	1,573
Houlihan Lokey, Inc.	439	0.40%	1,173
Marsh & McLennan Companies, Inc.	243	0.38%	595
Sabra Health Care REIT, Inc.	1,089	0.22%	413
Interactive Brokers Group, Inc. — Class A	537	0.39%	228
OneMain Holdings, Inc.	445	0.30%	226
Janus Henderson Group plc	824	0.36%	(80)
Evercore, Inc. — Class A	289	0.45%	(154)
Arch Capital Group Ltd.	1,005	0.43%	(210)
SEI Investments Co.	467	0.32%	(278)
Everest Re Group Ltd.	160	0.45%	(366)
RenaissanceRe Holdings Ltd.	202	0.33%	(377)
Raymond James Financial, Inc.	505	0.73%	(423)
Markel Corp.	34	0.45%	(639)
Brandywine Realty Trust	4,145	0.63%	(771)
Brighthouse Financial, Inc.	855	0.43%	(888)
Radian Group, Inc.	1,331	0.33%	(995)
Cincinnati Financial Corp.	216	0.28%	(1,069)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Stewart Information Services Corp.	444	0.28%	$(1,141)
Artisan Partners Asset Management, Inc. — Class A	415	0.23%	(1,172)
Capital One Financial Corp.	226	0.39%	(1,187)
Affiliated Managers Group, Inc.	191	0.33%	(1,266)
MGIC Investment Corp.	1,526	0.23%	(1,317)
First American Financial Corp.	411	0.28%	(1,371)
Enstar Group Ltd.	179	0.48%	(1,487)
AMERISAFE, Inc.	584	0.39%	(1,514)
Safety Insurance Group, Inc.	739	0.64%	(1,690)
Hanover Insurance Group, Inc.	530	0.80%	(1,826)
Discover Financial Services	405	0.53%	(2,082)
Lexington Realty Trust	2,155	0.29%	(2,092)
Essent Group Ltd.	809	0.40%	(2,213)
BankUnited, Inc.	722	0.34%	(2,569)
Old Republic International Corp.	2,395	0.66%	(3,267)
Healthcare Realty Trust, Inc.	1,797	0.60%	(3,390)
Associated Banc-Corp.	1,933	0.44%	(3,510)
Total Financial			49,391

Utilities
UGI Corp.	1,730	0.89%	18,520
Public Service Enterprise Group, Inc.	1,335	0.89%	5,565
Southern Co.	1,288	0.87%	2,144
IDACORP, Inc.	822	0.89%	1,742
Pinnacle West Capital Corp.	589	0.54%	1,620
Sempra Energy	360	0.53%	107
Chesapeake Utilities Corp.	508	0.68%	(61)
DTE Energy Co.	595	0.86%	(738)
WEC Energy Group, Inc.	399	0.39%	(1,419)
American Water Works Company, Inc.	306	0.52%	(1,692)
CMS Energy Corp.	1,366	0.90%	(1,696)
MGE Energy, Inc.	1,006	0.83%	(1,802)
National Fuel Gas Co.	675	0.39%	(1,838)
American States Water Co.	929	0.82%	(2,395)
Portland General Electric Co.	578	0.30%	(2,800)
Avista Corp.	1,029	0.49%	(3,198)
New Jersey Resources Corp.	1,441	0.63%	(6,124)
Total Utilities			5,935

Consumer, Cyclical
Gentherm, Inc.	537	0.42%	18,099
AutoZone, Inc.	63	1.04%	15,530
Cummins, Inc.	214	0.58%	13,821
Gentex Corp.	2,412	0.89%	12,129
AutoNation, Inc.	378	0.40%	10,615
Brunswick Corp.	460	0.51%	9,940
O’Reilly Automotive, Inc.	147	0.92%	8,125
MSC Industrial Direct Company, Inc. — Class A	494	0.49%	8,007
Dolby Laboratories, Inc. — Class A	464	0.51%	6,246
PulteGroup, Inc.	679	0.41%	5,733
Lennar Corp. — Class A	208	0.23%	4,232
Polaris, Inc.	226	0.34%	1,695
WW Grainger, Inc.	114	0.55%	1,338
Lowe’s Companies, Inc.	331	0.71%	1,223
NVR, Inc.	4	0.22%	1,160
Best Buy Company, Inc.	340	0.43%	210
Dick’s Sporting Goods, Inc.	204	0.23%	194
Allison Transmission Holdings, Inc.	1,351	0.60%	(310)
Carter’s, Inc.	353	0.40%	(507)
Tri Pointe Homes, Inc.	944	0.22%	(637)
Whirlpool Corp.	146	0.35%	(936)
Meritage Homes Corp.	250	0.26%	(1,042)
Murphy USA, Inc.	263	0.39%	(1,396)
Yum! Brands, Inc.	592	0.76%	(2,580)
Total Consumer, Cyclical			110,889

Consumer, Non-cyclical
McKesson Corp.	323	0.69%	18,084
Molson Coors Beverage Co. — Class B	1,042	0.62%	17,536
United Therapeutics Corp.	257	0.51%	14,300
Amgen, Inc.	290	0.79%	11,310
Johnson & Johnson	451	0.83%	11,293
H&R Block, Inc.	1,409	0.37%	9,410
Prestige Consumer Healthcare, Inc.	723	0.42%	7,718
Gilead Sciences, Inc.	1,279	0.98%	6,312
Regeneron Pharmaceuticals, Inc.	96	0.60%	6,168
Laboratory Corporation of America Holdings	72	0.22%	5,332
Thermo Fisher Scientific, Inc.	105	0.59%	4,183
Bristol-Myers Squibb Co.	1,221	0.91%	3,985
Bio-Rad Laboratories, Inc. — Class A	92	0.66%	3,956
Hill-Rom Holdings, Inc.	213	0.27%	3,932
Vector Group Ltd.	1,525	0.24%	3,696
Pfizer, Inc.	1,273	0.55%	3,569

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Hershey Co.	229	0.44%	$2,682
Vanda Pharmaceuticals, Inc.	1,121	0.27%	2,552
Innoviva, Inc.	2,074	0.31%	2,462
John B Sanfilippo & Son, Inc.	570	0.56%	2,278
Quest Diagnostics, Inc.	197	0.29%	2,146
Humana, Inc.	50	0.25%	1,876
Incyte Corp.	449	0.42%	1,809
PerkinElmer, Inc.	223	0.38%	1,771
Eagle Pharmaceuticals, Inc.	857	0.41%	1,322
Merck & Company, Inc.	1,081	0.93%	1,028
Vertex Pharmaceuticals, Inc.	148	0.33%	952
Blueprint Medicines Corp.	363	0.35%	748
PepsiCo, Inc.	128	0.21%	168
Chemed Corp.	50	0.26%	(273)
Grand Canyon Education, Inc.	244	0.24%	(717)
Hologic, Inc.	698	0.52%	(1,117)
Coherus Biosciences, Inc.	1,882	0.29%	(1,157)
Exelixis, Inc.	1,107	0.22%	(5,201)
Total Consumer, Non-cyclical			144,113

Technology
Kulicke & Soffa Industries, Inc.	512	0.35%	18,054
Seagate Technology Holdings plc	451	0.44%	15,913
HP, Inc.	1,321	0.44%	15,543
NetApp, Inc.	365	0.33%	13,843
Texas Instruments, Inc.	287	0.61%	12,199
CDK Global, Inc.	830	0.46%	9,581
Rambus, Inc.	2,240	0.59%	8,334
Cirrus Logic, Inc.	448	0.42%	6,672
International Business Machines Corp.	209	0.34%	5,092
Cerner Corp.	491	0.43%	4,075
Intel Corp.	466	0.29%	4,031
Dropbox, Inc. — Class A	638	0.21%	3,440
Cadence Design Systems, Inc.	425	0.65%	3,343
Microsoft Corp.	244	0.73%	3,287
Qorvo, Inc.	111	0.24%	2,714
CSG Systems International, Inc.	1,999	1.05%	2,688
Paychex, Inc.	194	0.23%	2,589
Synaptics, Inc.	138	0.24%	2,123
Broadcom, Inc.	68	0.36%	1,296
QUALCOMM, Inc.	141	0.22%	1,074
Lumentum Holdings, Inc.	332	0.30%	401
ExlService Holdings, Inc.	195	0.23%	213
Electronic Arts, Inc.	391	0.62%	(849)
Progress Software Corp.	735	0.38%	(1,077)
MAXIMUS, Inc.	249	0.24%	(1,348)
Activision Blizzard, Inc.	674	0.71%	(1,686)
Take-Two Interactive Software, Inc.	206	0.41%	(1,691)
Cognizant Technology Solutions Corp. — Class A	462	0.36%	(2,960)
Total Technology			126,894

Communications
Viavi Solutions, Inc.	4,707	0.92%	26,263
Cisco Systems, Inc.	1,107	0.65%	13,274
VeriSign, Inc.	400	1.01%	10,941
Omnicom Group, Inc.	985	0.88%	9,895
Motorola Solutions, Inc.	134	0.32%	7,948
Juniper Networks, Inc.	1,410	0.43%	6,924
Ciena Corp.	429	0.27%	6,766
InterDigital, Inc.	431	0.35%	810
Cogent Communications Holdings, Inc.	532	0.45%	145
Alphabet, Inc. — Class C	37	1.03%	33
Yelp, Inc. — Class A	522	0.23%	(174)
Fox Corp. — Class A	613	0.25%	(415)
F5 Networks, Inc.	134	0.28%	(681)
TEGNA, Inc.	1,986	0.41%	(700)
Verizon Communications, Inc.	1,325	0.82%	(1,020)
Nexstar Media Group, Inc. — Class A	173	0.28%	(1,021)
World Wrestling Entertainment, Inc. — Class A	419	0.27%	(1,655)
Telephone & Data Systems, Inc.	1,613	0.41%	(2,501)
Total Communications			74,832

Energy
Antero Midstream Corp.	2,136	0.25%	(362)
Kinder Morgan, Inc.	1,909	0.39%	(1,735)
Williams Companies, Inc.	1,441	0.43%	(1,761)
Equitrans Midstream Corp.	2,127	0.20%	(2,380)
Total Energy			(6,238)

Basic Materials
Ingevity Corp.	319	0.29%	(661)
NewMarket Corp.	116	0.41%	(1,496)
Commercial Metals Co.	846	0.29%	(2,041)
Reliance Steel & Aluminum Co.	287	0.48%	(6,055)
Total Basic Materials			(10,253)
Total GS Long/Short Equity Long Custom Basket			$655,296

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GS LONG/SHORT EQUITY SHORT CUSTOM BASKET
Financial
JBG SMITH Properties	2,584	(1.38)%	$3,577
Lincoln National Corp.	720	(0.76)%	3,409
American International Group, Inc.	676	(0.54)%	2,896
Alexandria Real Estate Equities, Inc.	268	(0.82)%	2,741
U.S. Bancorp	1,404	(1.34)%	2,670
Truist Financial Corp.	1,132	(1.05)%	2,652
Prudential Financial, Inc.	786	(1.35)%	2,312
CyrusOne, Inc.	474	(0.57)%	1,140
Comerica, Inc.	487	(0.58)%	1,129
Global Net Lease, Inc.	1,436	(0.45)%	1,119
State Street Corp.	684	(0.94)%	993
Bank of America Corp.	2,280	(1.58)%	968
Equitable Holdings, Inc.	1,200	(0.61)%	806
Mid-America Apartment Communities, Inc.	279	(0.79)%	710
Ryman Hospitality Properties, Inc.	302	(0.40)%	624
UDR, Inc.	1,641	(1.35)%	339
Wells Fargo & Co.	668	(0.51)%	65
SBA Communications Corp.	75	(0.40)%	(122)
Crown Castle International Corp.	210	(0.69)%	(151)
Bank of New York Mellon Corp.	382	(0.33)%	(363)
Host Hotels & Resorts, Inc.	2,660	(0.76)%	(539)
Digital Realty Trust, Inc.	400	(1.01)%	(1,001)
Welltower, Inc.	464	(0.65)%	(1,775)
American Homes 4 Rent — Class A	718	(0.47)%	(2,143)
Federal Realty Investment Trust	241	(0.47)%	(2,197)
Invitation Homes, Inc.	1,140	(0.71)%	(2,971)
Healthpeak Properties, Inc.	2,377	(1.33)%	(2,991)
Americold Realty Trust	1,697	(1.08)%	(3,016)
Charles Schwab Corp.	1,071	(1.31)%	(3,207)
Equinix, Inc.	88	(1.18)%	(5,615)
Rayonier, Inc.	1,222	(0.74)%	(5,945)
Howard Hughes Corp.	372	(0.61)%	(6,960)
American Tower Corp. — Class A	118	(0.53)%	(7,479)
Loews Corp.	604	(0.55)%	(7,623)
Prologis, Inc.	494	(0.99)%	(8,387)
Brookline Bancorp, Inc.	2,552	(0.64)%	(8,987)
Sun Communities, Inc.	375	(1.08)%	(12,411)
Camden Property Trust	427	(0.95)%	(13,162)
Morgan Stanley	2,074	(3.19)%	(13,291)
Rexford Industrial Realty, Inc.	1,117	(1.07)%	(13,741)
First Republic Bank	496	(1.56)%	(22,128)
Total Financial			(118,055)

Energy
Baker Hughes Co.	1,398	(0.54)%	4,034
Schlumberger N.V.	2,720	(1.46)%	2,233
Phillips 66	364	(0.52)%	(1,072)
Pioneer Natural Resources Co.	583	(1.59)%	(3,734)
NOV, Inc.	1,582	(0.41)%	(4,074)
Hess Corp.	491	(0.72)%	(8,895)
ChampionX Corp.	1,886	(0.81)%	(15,551)
Halliburton Co.	3,974	(1.54)%	(15,762)
Ovintiv, Inc.	1,899	(1.00)%	(22,832)
Total Energy			(65,653)

Consumer, Non-cyclical
Verisk Analytics, Inc. — Class A	557	(1.63)%	6,393
Archer-Daniels-Midland Co.	1,086	(1.10)%	5,292
CoStar Group, Inc.	590	(0.82)%	1,719
ManpowerGroup, Inc.	414	(0.83)%	1,308
Cooper Companies, Inc.	51	(0.34)%	334
McCormick & Company, Inc.	620	(0.92)%	(7)
Brink’s Co.	344	(0.44)%	(253)
Alnylam Pharmaceuticals, Inc.	149	(0.42)%	(853)
Guardant Health, Inc.	255	(0.53)%	(927)
Rollins, Inc.	1,126	(0.65)%	(1,047)
Avalara, Inc.	94	(0.26)%	(4,052)
TransUnion	549	(1.01)%	(4,173)
Cintas Corp.	271	(1.74)%	(8,046)
Equifax, Inc.	215	(0.86)%	(14,319)
Total Consumer, Non-cyclical			(18,631)

Technology
KBR, Inc.	1,470	(0.94)%	2,404
Leidos Holdings, Inc.	423	(0.72)%	2,088
Blackline, Inc.	122	(0.23)%	548
Clarivate plc	1,140	(0.53)%	65
Sailpoint Technologies Holdings, Inc.	273	(0.23)%	(783)
Coupa Software, Inc.	117	(0.51)%	(1,192)
Twilio, Inc. — Class A	40	(0.26)%	(1,219)
Tyler Technologies, Inc.	30	(0.23)%	(1,414)
Ceridian HCM Holding, Inc.	312	(0.50)%	(2,505)
Smartsheet, Inc. — Class A	199	(0.24)%	(4,841)
Rapid7, Inc.	305	(0.48)%	(5,407)
HubSpot, Inc.	26	(0.25)%	(5,410)
Total Technology			(17,666)

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Industrial
Ball Corp.	421	(0.57)%	$5,580
Jacobs Engineering Group, Inc.	673	(1.51)%	4,240
Stericycle, Inc.	1,151	(1.38)%	2,880
XPO Logistics, Inc.	300	(0.70)%	2,539
Norfolk Southern Corp.	306	(1.36)%	1,860
Exponent, Inc.	242	(0.36)%	1,541
MSA Safety, Inc.	245	(0.68)%	60
US Ecology, Inc.	774	(0.49)%	(73)
Tetra Tech, Inc.	264	(0.54)%	(84)
FedEx Corp.	157	(0.79)%	(527)
Republic Services, Inc. — Class A	872	(1.61)%	(790)
United Parcel Service, Inc. — Class B	141	(0.49)%	(827)
Boeing Co.	175	(0.70)%	(1,225)
TransDigm Group, Inc.	39	(0.42)%	(1,452)
Raytheon Technologies Corp.	934	(1.34)%	(1,631)
Waste Management, Inc.	680	(1.60)%	(2,242)
Ingersoll Rand, Inc.	900	(0.74)%	(2,885)
Casella Waste Systems, Inc. — Class A	971	(1.03)%	(7,345)
Total Industrial			(381)

Consumer, Cyclical
JetBlue Airways Corp.	2,784	(0.78)%	4,993
United Airlines Holdings, Inc.	1,093	(0.96)%	4,702
IAA, Inc.	651	(0.60)%	3,253
Delta Air Lines, Inc.	1,780	(1.29)%	2,174
Marriott International, Inc. — Class A	180	(0.41)%	1,218
Freshpet, Inc.	252	(0.69)%	1,043
Hilton Worldwide Holdings, Inc.	230	(0.47)%	740
Alaska Air Group, Inc.	966	(0.98)%	(1,925)
Southwest Airlines Co.	1,433	(1.28)%	(4,325)
Copart, Inc.	505	(1.12)%	(10,243)
Total Consumer, Cyclical			1,630

Communications
Anaplan, Inc.	249	(0.22)%	838
Okta, Inc.	128	(0.53)%	(202)
Uber Technologies, Inc.	897	(0.75)%	(304)
Q2 Holdings, Inc.	438	(0.75)%	(1,600)
Liberty Broadband Corp. — Class C	276	(0.80)%	(4,926)
Zendesk, Inc.	204	(0.49)%	(5,495)
Total Communications			(11,689)

Basic Materials
Quaker Chemical Corp.	117	(0.47)%	107
Linde plc	66	(0.32)%	(1,682)
Total Basic Materials			(1,575)

Utilities
Atmos Energy Corp.	797	(1.28)%	4,140
Exelon Corp.	1,705	(1.27)%	3,674
ONE Gas, Inc.	1,085	(1.35)%	3,558
Xcel Energy, Inc.	1,045	(1.15)%	3,361
Black Hills Corp.	551	(0.61)%	2,035
OGE Energy Corp.	1,271	(0.72)%	1,749
CenterPoint Energy, Inc.	1,056	(0.43)%	1,399
Edison International	1,433	(1.39)%	(262)
Total Utilities			19,654
Total GS Long/Short Equity Short Custom Basket			$(212,366)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at June 30, 2021.
[2]	All or a portion of this security is on loan at June 30, 2021 — See Note 7.
[3]	Affiliated issuer.
[4]	All or a portion of this security is pledged as custom basket swap collateral at June 30, 2021.
[5]	Rate indicated is the effective yield at the time of purchase.
[6]	All or a portion of this security is pledged as futures collateral at June 30, 2021.
[7]	Repurchase Agreements — See Note 6.
[8]	Securities lending collateral — See Note 7.
[9]	Rate indicated is the 7-day yield as of June 30, 2021.
ADR — American Depositary Receipt
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$21,222,965	$—	$—		$21,222,965
Master Limited Partnership	225,910	—	—		225,910
Rights	—	—	—	*	—
Mutual Funds	8,478,688	—	—		8,478,688
Closed-End Funds	3,356,490	—	—		3,356,490
U.S. Treasury Bills	—	9,545,492	—		9,545,492
Repurchase Agreements	—	334,848	—		334,848
Securities Lending Collateral	802,615	—	—		802,615
Currency Futures Contracts**	885,504	—	—		885,504
Commodity Futures Contracts**	571,675	—	—		571,675
Equity Futures Contracts**	217,717	—	—		217,717
Interest Rate Futures Contracts**	93,304	99,298	—		192,602
Equity Custom Basket Swap Agreements**	—	3,207,782	—		3,207,782
Total Assets	$35,854,868	$13,187,420	$—		$49,042,288

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks Sold Short	$8,582,080	$—	$—	$8,582,080
Master Limited Partnership Sold Short	226,844	—	—	226,844
Exchange-Traded Funds Sold Short	3,340,428	—	—	3,340,428
Currency Futures Contracts**	494,885	—	—	494,885
Commodity Futures Contracts**	328,857	—	—	328,857
Equity Futures Contracts**	128,202	12,643	—	140,845
Interest Rate Futures Contracts**	9,706	68,136	—	77,842
Equity Custom Basket Swap Agreements**	—	1,799,749	—	1,799,749
Total Liabilities	$13,111,002	$1,880,528	$—	$14,991,530

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
MULTI-HEDGE STRATEGIES FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the period ended June 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/21	Shares 06/30/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$2,167,874	$14,560	$—	$—	$2,602	$2,185,036	87,436	$14,770
Guggenheim Strategy Fund III	2,452,729	19,235	—	—	5,860	2,477,824	98,483	19,516
Guggenheim Ultra Short Duration Fund — Institutional Class	5,151,197	15,592	(3,500,000)	14,134	(19,806)	1,661,117	166,612	15,864
Guggenheim Variable Insurance Strategy Fund III	2,135,271	16,888	—	—	2,552	2,154,711	85,948	17,116
	$11,907,071	$66,275	$(3,500,000)	$14,134	$(8,792)	$8,478,688		$67,266

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments in unaffiliated issuers, at value - including $775,812 of securities loaned (cost $33,674,276)	$35,153,472
Investments in affiliated issuers, at value (cost $8,436,109)	8,478,688
Repurchase agreements, at value (cost $334,848)	334,848
Cash	12,091,208
Segregated cash with broker	423,783
Unrealized appreciation on OTC swap agreements	3,207,782
Receivables:
Securities Sold	620,108
Variation margin on futures contracts	330,466
Fund shares sold	69,364
Dividends	28,544
Securities lending income	4,831
Total assets	60,743,094

Liabilities:
Securities sold short, at value (proceeds $11,066,509)	12,149,352
Unrealized depreciation on OTC swap agreements	1,799,749
Payable for:
Return of securities lending collateral	802,615
Securities purchased	540,067
Swap settlement	59,365
Management fees	42,038
Fund shares redeemed	5,891
Miscellaneous	24,362
Total liabilities	15,423,439
Commitments and contingent liabilities (Note 11)	—
Net assets	$45,319,655

Net assets consist of:
Paid in capital	$40,583,519
Total distributable earnings (loss)	4,736,136
Net assets	$45,319,655
Capital shares outstanding	1,606,058
Net asset value per share	$28.22

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$292,693
Dividends from securities of affiliated issuers	67,266
Interest	1,443
Income from securities lending, net	13,032
Total investment income	374,434

Expenses:
Management fees	244,552
Short sales dividend expense	90,418
Prime broker interest expense	51,091
Miscellaneous	4,535
Total expenses	390,596
Less:
Expenses waived by Adviser	(13,262)
Net expenses	377,334
Net investment loss	(2,900)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,216,512
Investments in affiliated issuers	14,134
Investments sold short	(727,938)
Swap agreements	383,175
Futures contracts	1,558,545
Foreign currency transactions	6,165
Net realized gain	2,450,593
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	421,408
Investments in affiliated issuers	(8,792)
Investments sold short	(307,385)
Swap agreements	935,256
Futures contracts	436,370
Foreign currency translations	814
Net change in unrealized appreciation (depreciation)	1,477,671
Net realized and unrealized gain	3,928,264
Net increase in net assets resulting from operations	$3,925,364

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(2,900)	$(108,238)
Net realized gain on investments	2,450,593	2,846,928
Net change in unrealized appreciation (depreciation) on investments	1,477,671	(151,213)
Net increase in net assets resulting from operations	3,925,364	2,587,477

Distributions to shareholders	—	(546,653)

Capital share transactions:
Proceeds from sale of shares	6,924,412	23,023,957
Distributions reinvested	—	546,653
Cost of shares redeemed	(5,842,901)	(19,908,660)
Net increase from capital share transactions	1,081,511	3,661,950
Net increase in net assets	5,006,875	5,702,774

Net assets:
Beginning of period	40,312,780	34,610,006
End of period	$45,319,655	$40,312,780

Capital share activity:
Shares sold	253,238	907,676
Shares issued from reinvestment of distributions	—	21,675
Shares redeemed	(220,420)	(787,955)
Net increase in shares	32,818	141,396

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$25.62	$24.17	$23.55	$24.83	$23.95	$24.09
Income (loss) from investment operations:
Net investment income (loss)[b]	— [f]	(.07)	.23	.20	(.09)	(.16)
Net gain (loss) on investments (realized and unrealized)	2.60	1.85	.97	(1.48)	.97	.04
Total from investment operations	2.60	1.78	1.20	(1.28)	.88	(.12)
Less distributions from:
Net investment income	—	(.33)	(.58)	—	—	(.02)
Total distributions	—	(.33)	(.58)	—	—	(.02)
Net asset value, end of period	$28.22	$25.62	$24.17	$23.55	$24.83	$23.95

Total Return[c]	10.15%	7.39%	5.15%	(5.16%)	3.67%	(0.48%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45,320	$40,313	$34,610	$40,335	$43,695	$47,953
Ratios to average net assets:
Net investment income (loss)	(0.01%)	(0.27%)	0.94%	0.85%	(0.39%)	(0.66%)
Total expenses[d]	1.91%	1.68%	1.72%	1.54%	1.88%	2.27%
Net expenses[e]	1.84%	1.63%	1.69%	1.52%	1.85%	2.23%
Portfolio turnover rate	88%	207%	163%	162%	158%	119%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]

Net expense information reflects the expense ratios after expense waivers, and may include interest and dividend expense related to short sales. Excluding interest and dividend expense related to short sales, net expense ratios for the periods presented would be:

06/30/21[a]	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
1.15%	1.13%	1.16%	1.16%	1.16%	1.17%

[f]	Less than $(0.01) per share.

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P GSCITM Commodity Index (the “underlying index”).

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	24.8%
Guggenheim Strategy Fund II	8.5%
Total	33.3%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Commodities Strategy Fund	31.38%	56.48%	0.90%	(7.74%)
S&P Goldman Sachs Commodity Index	31.40%	57.37%	1.73%	(6.48%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Goldman Sachs Commodity Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
COMMODITIES STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 33.3%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	238,829	$2,381,120
Guggenheim Strategy Fund II1	32,494	812,015
Total Mutual Funds
(Cost $3,190,024)		3,193,135

	Face Amount
FEDERAL AGENCY NOTES†† - 13.9%
Federal Home Loan Bank
0.02% due 09/03/21	$1,000,000	999,903
Fannie Mae
1.38% due 10/07/21	235,000	235,819
Federal Farm Credit Bank
0.13% due 11/02/21	100,000	100,013
Total Federal Agency Notes
(Cost $1,335,851)		1,335,735

FEDERAL AGENCY DISCOUNT NOTES†† - 10.4%
Federal Home Loan Bank
0.03% due 11/19/21[2]	1,000,000	999,765
Total Federal Agency Discount Notes
(Cost $999,902)		999,765

	Face Amount	Value
U.S. TREASURY BILLS†† - 6.1%
U.S. Treasury Bills
0.01% due 08/03/21[2,3]	$581,000	$580,975
Total U.S. Treasury Bills
(Cost $580,995)		580,975

REPURCHASE AGREEMENTS††,4 - 35.0%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	1,881,719	1,881,719
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	740,831	740,831
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	726,305	726,305
Total Repurchase Agreements
(Cost $3,348,855)		3,348,855

Total Investments - 98.7%
(Cost $9,455,627)		$9,458,465
Other Assets & Liabilities, net - 1.3%		121,179
Total Net Assets - 100.0%		$9,579,644

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Commodity Futures Contracts Purchased†
Goldman Sachs Commodity Index Futures Contracts	72	Jul 2021	$9,681,300	$250,459

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at June 30, 2021.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
COMMODITIES STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$3,193,135	$—	$—	$3,193,135
Federal Agency Notes	—	1,335,735	—	1,335,735
Federal Agency Discount Notes	—	999,765	—	999,765
U.S. Treasury Bills	—	580,975	—	580,975
Repurchase Agreements	—	3,348,855	—	3,348,855
Commodity Futures Contracts**	250,459	—	—	250,459
Total Assets	$3,443,594	$6,265,330	$—	$9,708,924

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the period ended June 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/21	Shares 06/30/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$507,465	$304,059	$—	$—	$491	$812,015	32,494	$4,109
Guggenheim Ultra Short Duration Fund — Institutional Class	877,450	1,506,056	—	—	(2,386)	2,381,120	238,829	6,102
	$1,384,915	$1,810,115	$—	$—	$(1,895)	$3,193,135		$10,211

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 59

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $2,916,748)	$2,916,475
Investments in affiliated issuers, at value (cost $3,190,024)	3,193,135
Repurchase agreements, at value (cost $3,348,855)	3,348,855
Receivables:
Variation margin on futures contracts	129,600
Fund shares sold	10,639
Dividends	2,784
Interest	790
Total assets	9,602,278

Liabilities:
Payable for:
Management fees	5,430
Professional fees	4,106
Securities purchased	2,784
Transfer agent and administrative fees	2,123
Investor service fees	1,973
Printing fees	969
Portfolio accounting fees	789
Fund shares redeemed	615
Trustees’ fees*	50
Miscellaneous	3,795
Total liabilities	22,634
Commitments and contingent liabilities (Note 11)	—
Net assets	$9,579,644

Net assets consist of:
Paid in capital	$9,979,953
Total distributable earnings (loss)	(400,309)
Net assets	$9,579,644
Capital shares outstanding	116,808
Net asset value per share	$82.01

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends from securities of affiliated issuers	$10,211
Interest	684
Total investment income	10,895

Expenses:
Management fees	27,567
Investor service fees	7,890
Transfer agent and administrative fees	9,472
Professional fees	5,550
Portfolio accounting fees	3,156
Custodian fees	440
Trustees’ fees*	276
Miscellaneous	3,182
Total expenses	57,533
Less:
Expenses waived by Adviser	(5,511)
Net expenses	52,022
Net investment loss	(41,127)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(218)
Futures contracts	1,384,416
Net realized gain	1,384,198
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(299)
Investments in affiliated issuers	(1,895)
Futures contracts	102,765
Net change in unrealized appreciation (depreciation)	100,571
Net realized and unrealized gain	1,484,769
Net increase in net assets resulting from operations	$1,443,642

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(41,127)	$(18,877)
Net realized gain (loss) on investments	1,384,198	(565,650)
Net change in unrealized appreciation (depreciation) on investments	100,571	51,524
Net increase (decrease) in net assets resulting from operations	1,443,642	(533,003)

Distributions to shareholders	—	(22,689)

Capital share transactions:
Proceeds from sale of shares	17,642,200	6,730,863
Distributions reinvested	—	22,689
Cost of shares redeemed	(13,010,772)	(5,886,207)
Net increase from capital share transactions	4,631,428	867,345
Net increase in net assets	6,075,070	311,653

Net assets:
Beginning of period	3,504,574	3,192,921
End of period	$9,579,644	$3,504,574

Capital share activity:
Shares sold	237,154	122,212
Shares issued from reinvestment of distributions	—	414
Shares redeemed	(176,491)	(105,719)
Net increase in shares	60,663	16,907

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

COMMODITIES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[g]
Per Share Data
Net asset value, beginning of period	$62.42	$81.37	$71.69	$87.44	$83.74	$75.82
Income (loss) from investment operations:
Net investment income (loss)[b]	(.48)	(.47)	.61	.67	— [c]	(.03)
Net gain (loss) on investments (realized and unrealized)	20.07	(18.06)	10.26	(13.34)	3.70	7.95
Total from investment operations	19.59	(18.53)	10.87	(12.67)	3.70	7.92
Less distributions from:
Net investment income	—	(.42)	(1.19)	(3.08)	—	—
Total distributions	—	(.42)	(1.19)	(3.08)	—	—
Net asset value, end of period	$82.01	$62.42	$81.37	$71.69	$87.44	$83.74

Total Return[d]	31.38%	(22.72%)	15.25%	(15.12%)	4.43%	10.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,580	$3,505	$3,193	$3,099	$4,731	$4,498
Ratios to average net assets:
Net investment income (loss)	(1.30%)	(0.82%)	0.77%	0.75%	— [h]	(0.48%)
Total expenses[e]	1.82%	1.88%	1.98%	1.81%	1.82%	1.80%
Net expenses[f]	1.65%	1.69%	1.78%	1.69%	1.72%	1.67%
Portfolio turnover rate	—	123%	128%	187%	107%	231%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net investment income is less than $0.01 per share.
[d]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expense information reflect the expense ratios after expense waivers and reimbursements, as applicable.
[g]	Reverse share split — Per share amounts for the year ended December 31, 2016 have been restated to reflect a 1:16 reverse share split effective December 1, 2016.
[h]	Less than 0.01%

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization, Consolidated of Subsidiary and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately. At June 30, 2021, the Trust consisted of forty-nine funds. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Long Short Equity Fund	Non-diversified
Global Managed Futures Strategy Fund	Diversified
Multi-Hedge Strategies Fund	Diversified
Commodities Strategy Fund	Non-diversified

The Commodities Strategy Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Consolidation of Subsidiary

Each of the consolidated financial statements of the Funds include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Funds.

Each Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of each Fund’s investment in its respective Subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2021	% of Net Assets of the Fund at June 30, 2021
Global Managed Futures Strategy Fund	11/07/08	$1,775,027	14.0%
Multi-Hedge Strategies Fund	04/15/09	1,270,283	2.8%
Commodities Strategy Fund	07/21/09	1,789,376	18.7%

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the New York Stock Exchange (“NYSE”).

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Consolidated Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense.

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(f) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(g) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Consolidated Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of June 30, 2021, if any, are disclosed in the Funds’ Consolidated Statements of Assets and Liabilities.

(h) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

(i) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.08% at June 30, 2021.

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Consolidated Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures

66 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Consolidated Statements of Assets and Liabilities; securities held as collateral are noted on the Consolidated Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Global Managed Futures Strategy Fund	Hedge, Leverage, Liquidity, Speculation	$35,646,245	$27,418,296
Multi-Hedge Strategies Fund	Duration, Hedge, Index exposure, Leverage, Liquidity, Speculation	109,320,327	66,076,621
Commodities Strategy Fund	Index exposure, Liquidity	6,813,717	—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as a custom basket of securities) for a fixed or variable interest rate. Custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing custom basket swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Long Short Equity Fund	Index exposure, Liquidity	$12,756,828	$19,735,963
Multi-Hedge Strategies Fund	Hedge, Index exposure, Leverage, Liquidity, Speculation	30,796,727	24,775,994

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Assets and Liabilities as of June 30, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Variation margin on futures contracts
Equity contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 67

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at June 30, 2021:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at June 30, 2021
Long Short Equity Fund	$—	$1,396,501	$—	$—	$—	$1,396,501
Global Managed Futures Strategy Fund	80,069	—	199,245	25,472	249,405	554,191
Multi-Hedge Strategies Fund	217,717	3,207,782	885,504	192,602	571,675	5,075,280
Commodities Strategy Fund	—	—	—	—	250,459	250,459

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at June 30, 2021
Long Short Equity Fund	$—	$950,924	$—	$—	$—	$950,924
Global Managed Futures Strategy Fund	64,538	—	151,656	19,727	182,778	418,699
Multi-Hedge Strategies Fund	140,845	1,799,749	494,885	77,842	328,857	2,842,178

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Consolidated Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Consolidated Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Operations for the period ended June 30, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Consolidated Statements of Operations categorized by primary risk exposure for the period ended June 30, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
Long Short Equity Fund	$22	$(2,632,956)	$—	$—	$—	$(2,632,934)
Global Managed Futures Strategy Fund	542,686	—	173,724	(407,466)	616,823	925,767
Multi-Hedge Strategies Fund	252,222	383,175	343,970	(319,829)	1,282,182	1,941,720
Commodities Strategy Fund	—	—	—	—	1,384,416	1,384,416

68 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
Long Short Equity Fund	$—	$1,529,652	$—	$—	$—	$1,529,652
Global Managed Futures Strategy Fund	(64,965)	—	(58,736)	(28,605)	(56,462)	(208,768)
Multi-Hedge Strategies Fund	111,120	935,256	216,490	40,681	68,079	1,371,626
Commodities Strategy Fund	—	—	—	—	102,765	102,765

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Consolidated Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

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For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Assets Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Long Short Equity Fund	Custom basket swap agreements	$1,396,501	$—	$1,396,501	$(950,924)	$—	$445,577
Multi-Hedge Strategies Fund	Custom basket swap agreements	3,207,782	—	3,207,782	(1,799,749)	—	1,408,033

					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Long Short Equity Fund	Custom basket swap agreements	$950,924	$—	$950,924	$(950,924)	$—	—
Multi-Hedge Strategies Fund	Custom basket swap agreements	1,799,749	—	1,799,749	(1,799,749)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of June 30, 2021.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Global Managed Futures Strategy Fund	Goldman Sachs International	Futures contracts	$80	$—
Multi-Hedge Strategies Fund	Goldman Sachs International	Futures contracts	423,783	—

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Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Long Short Equity Fund	0.90%
Global Managed Futures Strategy Fund	0.90%
Multi-Hedge Strategies Fund	1.15%
Commodities Strategy Fund	0.75%

GI has contractually agreed to waive the management fee it receives from each Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Funds invest in the Subsidiaries, and may not be terminated by GI unless GI obtains the prior approval of the Funds’ Board for such termination. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended June 30, 2021, the Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund waived $7,017, $8,992 and $3,898, respectively, related to advisory fees in the Subsidiary.

As part of its agreement with the Trust, GI will pay all expenses of the Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, subsidiary expenses and extraordinary expenses.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

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If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended June 30, 2021, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Global Managed Futures Strategy Fund	$89
Multi-Hedge Strategies Fund	4,270
Commodities Strategy Fund	1,613

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At June 30, 2021, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Note
0.05%			0.13%
Due 07/01/21	$43,014,729	$43,014,789	Due 04/30/23	$43,947,200	$43,875,223

BofA Securities, Inc.			U.S. Treasury Bond
0.04%			2.25%
Due 07/01/21	16,602,804	16,602,822	Due 05/15/41	16,308,000	16,934,920

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
0.03%			0.13%
Due 07/01/21	16,934,860	16,934,874	Due 04/15/26	15,882,137	17,278,376

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

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Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Consolidated Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At June 30, 2021, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Multi-Hedge Strategies Fund	$775,812	$(775,812)	$—	$802,615	$—	$802,615

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ consolidated financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund, and Commodities Strategy Fund intend to invest up to 25% of their assets in the respective Subsidiary which is expected to provide the Funds with exposure to the commodities markets within the limitations of the U.S. federal income tax requirements under Subchapter M of the Internal Revenue Code. The Funds have received a private letter ruling from the IRS that concludes that the income the Funds receive from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for U.S. federal income tax purposes and cannot be carried forward to reduce future income from the Subsidiary in subsequent years.

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The Multi-Hedge Strategies Fund may invest in equity positions in master limited partnerships (“MLPs”). Tax implications of holding MLPs may lead to the Multi-Hedge Strategies Fund incurring material income tax and excise tax expenses.

At June 30, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Long Short Equity Fund	$25,481,832	$4,748,309	$(1,306,535)	$3,441,774
Global Managed Futures Strategy Fund	13,107,652	120,207	(419,047)	(298,840)
Multi-Hedge Strategies Fund	31,491,450	6,743,511	(4,184,203)	2,559,308
Commodities Strategy Fund	9,761,719	—	(52,795)	(52,795)

Note 9 – Securities Transactions

For the period ended June 30, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Long Short Equity Fund	$26,800,209	$27,805,670
Global Managed Futures Strategy Fund	53,961	—
Multi-Hedge Strategies Fund	36,500,674	37,235,905
Commodities Strategy Fund	1,810,116	—

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended June 30, 2021, the Funds did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021 and expired on June 7, 2021. On June 7, 2021, the line of credit agreement was renewed and expires on June 6, 2022. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the period ended June 30, 2021. The Funds did not have any borrowings outstanding under this agreement at June 30, 2021.

The average daily balances borrowed for the period ended June 30, 2021, were as follows:

Fund	Average Daily Balance
Multi-Hedge Strategies Fund	$555

Note 11 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex

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Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include Rydex Variable Trust. Defendants filed an opposition to the petition for certiorari on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. The Court denied the petition for certiorari on April 19, 2021.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a

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motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 12 – COVID-19

The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Note 13 – Subsequent Events

The Funds evaluated subsequent events through the date the consolidated financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ consolidated financial statements.

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OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Consolidated Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Rydex Variable Trust Contracts Review Committee

Rydex Variable Trust (the “Trust”) was organized as a Delaware statutory trust on June 11, 1998, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series (each, a “Fund” and collectively, the “Funds”):

Tradable Funds (Including Sector Funds*)
●	Banking Fund*	●	Basic Materials Fund*
●	Biotechnology Fund*	●	Commodities Strategy Fund
●	Consumer Products Fund*	●	Dow 2x Strategy Fund
●	Electronics Fund*	●	Energy Fund*
●	Energy Services Fund*	●	Europe 1.25x Strategy Fund
●	Financial Services Fund*	●	Government Long Bond 1.2x Strategy Fund
●	Health Care Fund*	●	High Yield Strategy Fund
●	Internet Fund*	●	Inverse Dow 2x Strategy Fund
●	Inverse Government Long Bond Strategy Fund	●	Inverse High Yield Strategy Fund***
●	Inverse Mid-Cap Strategy Fund	●	Inverse NASDAQ-100 2x Strategy Fund***

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OTHER INFORMATION (Unaudited)(continued)

●	Inverse NASDAQ-100 Strategy Fund	●	Inverse Russell 2000 2x Strategy Fund***
●	Inverse Russell 2000 Strategy Fund	●	Inverse S&P 500 2x Strategy Fund***
●	Inverse S&P 500 Strategy Fund	●	Japan 2x Strategy Fund
●	Leisure Fund*	●	Mid-Cap 1.5x Strategy Fund
●	NASDAQ-100 2x Strategy Fund	●	NASDAQ-100 Fund
●	Nova Fund	●	Precious Metals Fund*
●	Real Estate Fund	●	Retailing Fund*
●	Russell 2000 1.5x Strategy Fund	●	Russell 2000 2x Strategy Fund
●	Russell 2000 Fund***	●	S&P 500 Fund***
●	S&P 500 Pure Growth Fund	●	S&P 500 Pure Value Fund
●	S&P MidCap 400 Pure Growth Fund	●	S&P MidCap 400 Pure Value Fund
●	S&P SmallCap 600 Pure Growth Fund	●	S&P SmallCap 600 Pure Value Fund
●	Strengthening Dollar 2x Strategy Fund	●	Technology Fund*
●	Telecommunications Fund*	●	Transportation Fund*
●	Utilities Fund*	●	U.S. Government Money Market Fund
●	Weakening Dollar 2x Strategy Fund
Alternative Funds** (i.e., Non-Tradable Funds)
●	Global Managed Futures Strategy Fund**	●	Long Short Equity Fund**
●	Multi-Hedge Strategies Fund**

*	Each, a “Sector Fund” and collectively, the “Sector Funds.”
**	Each, an “Alternative Fund” and collectively, the “Alternative Funds.” Each Fund other than the Alternative Funds, a “Tradable Fund” and collectively, the “Tradable Funds.”
***

The Fund has been organized as a series of the Trust but has not commenced operations, and shares of the Fund are not currently offered to investors. The investment advisory agreement for the Fund was not considered for renewal. Consequently, all references to “the Funds” or similar references hereafter should be understood as excluding such Fund.

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of the Funds pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and Security Investors (the “Advisory Agreement”).1 (Guggenheim Partners, Security Investors and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes Security Investors and other affiliated investment management businesses of Guggenheim Partners.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Adviser regularly provides investment research, advice and supervision, along with a continuous investment program for the Funds, and directs the purchase and sale of securities and other investments for each Fund’s portfolio.

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at

[1]

Security Investors also serves as investment adviser to each of Rydex Variable Commodities Strategy CFC, Rydex Variable Managed Futures Strategy CFC and Rydex Variable Multi-Hedge Strategies CFC (each, a “Subsidiary” and collectively, the “Subsidiaries”), wholly-owned subsidiaries of the Trust that are organized as limited companies under the laws of the Cayman Islands and used by Commodities Strategy Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund, respectively, to obtain commodities exposure. Pursuant to a separate investment management agreement for each Subsidiary (each, a “Subsidiary Advisory Agreement” and collectively, the “Subsidiary Advisory Agreements), the Subsidiary pays Security Investors an advisory fee at the same rate that the respective Fund pays Security Investors under the Advisory Agreement. The Subsidiary Advisory Agreements do not require annual renewal by the Independent Trustees and will continue until they are terminated as provided in the Agreements. In addition, Security Investors has entered into a separate waiver agreement with respect to each applicable Fund pursuant to which Security Investors has contractually agreed to waive the advisory fee it receives from the Fund in an amount equal to the advisory fee paid to Security Investors by the respective Subsidiary. This undertaking will continue with respect to each applicable Fund for so long as the Fund invests in the respective Subsidiary, and may be terminated only with the approval of the Board.

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OTHER INFORMATION (Unaudited)(continued)

a meeting called for such purpose.2 At meetings held by videoconference on April 20, 2021 (the “April Meeting”) and on May 26, 2021 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee met with a representative of FUSE at the April Meeting to discuss how FUSE determined the appropriate peer groups for the Funds. Thereafter, the Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a list of Funds for which no peer funds were identified, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

As part of its evaluation of the Adviser and the proposed renewal of the Advisory Agreement, the Committee took into account that each Tradable Fund is designed to provide tactical advisors with specific exposures (with the exception of the U.S. Government Money Market Fund which is designed to support tactical advisors seeking to avoid market exposure or preserve capital) while also providing for unlimited trading privileges, and that the Tradable Funds offer a unique set of product features. The Committee noted that each Tradable Fund (other than the U.S. Government Money Market Fund) seeks to track, or correlate to, the performance (before fees and expenses) of a specific benchmark index over certain time periods or a specific market, noting that, because appropriate published indices are not available for many of the Sector Funds and the Real Estate Fund, the Adviser has developed its own methodology to construct internal performance benchmarks for the Sector Funds and the Real Estate Fund. In this regard, the Committee received information regarding the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, including the personnel with primary responsibility for the maintenance and execution of the methodology. The Committee also noted that, in addition to the performance information included in the FUSE reports, the Adviser provided tracking error data for each Tradable Fund (other than U.S. Government Money Market Fund) relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The

[2]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of May 26, 2021. The Board, including the Independent Trustees, relied on this relief in voting to renew the Advisory Agreement at a meeting of the Board held by videoconference on May 26, 2021.

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OTHER INFORMATION (Unaudited)(continued)

Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and index methodologies and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal, regulatory and operational risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the Tradable Funds, the Committee considered their unique product features, including their tradability, the real time cash process employed for such Funds, and the leveraged and inverse strategies offered, and the Adviser’s assessment of the value to shareholders provided by the Funds’ structure and the services required by the Adviser to provide the Funds’ unique features. The Committee noted that the Tradable Funds allow frequent trading and noted the magnitude of changes in each Fund’s assets during 2020 and 2019. In this regard, the Committee noted that the real time cash process is utilized by the Adviser to aggregate shareholder flow data to estimate daily net subscriptions or redemptions in order to mitigate the costs associated with the tradability feature, improve tracking and keep the Funds fully invested. The Committee also took into account the infrastructure developed by the Adviser to manage the significant volume and size of trading that typically occurs near the end of each business day, as well as the unique considerations required in the portfolio construction process to determine the optimal way to obtain the applicable exposures, including leveraged and inverse exposures, while allowing for high turnover. With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, noting the Adviser’s statement that it uses a quantitative portfolio investment process that also requires investment discretion in implementing adjustments for factors that affect tradability and liquidity, changing dynamics within a sector or market, and corporate actions such as spin-offs, among other adjustments.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH.

The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: Except as otherwise noted, the Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2020, as applicable. For certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, only investment returns for the five-year, three-year and one-year periods ended December 31, 2020, as applicable, were received. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark and a peer group of similar funds based on asset levels as identified by FUSE, and for certain Funds, a broader universe of funds, in each case for the same periods, as applicable. The Committee also received from FUSE a description

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of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. For the Tradable Funds (other than U.S. Government Money Market Fund), the Committee received tracking error data for other similar funds in the Guggenheim fund complex. The Committee also received certain updated performance information as of March 31, 2021.

With respect to the Tradable Funds (other than U.S. Government Money Market Fund), the Committee considered the Adviser’s statement that such Funds are designed as a suite of products seeking to provide a number of broad and specific exposures for tactical advisors and also considered that the Funds have a unique set of product features designed to meet the needs of those tactical advisors, which has an impact on performance. The Committee considered the Adviser’s statement that, in circumstances in which there are significant deviations from expected returns, management seeks to understand the cause of such deviations and determine if any remedial actions should be considered, noting that no such remedial actions were currently deemed necessary by the Adviser to address performance. The Committee also considered the Adviser’s discussion of factors that contribute to such deviations, including shareholder activity, financing costs associated with leverage and investment instruments used to achieve certain exposures, noting the Adviser’s statement that expenses and transaction costs based on shareholder activity are the primary driver of performance differences.

With respect to certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds in the two direct competitor product suites and noted the Adviser’s statement that certain Tradable Funds do not have any peer funds that provide the same index, leverage or inverse exposure. The Committee also considered management’s commentary explaining instances of significant underperformance (defined as greater than 100 basis points), as applicable, of such Funds over the five-year, three-year and/or one-year periods ended December 31, 2020, relative to their respective peer funds, attributing such relative underperformance to, among other factors, differences in portfolio construction methodologies and exposures. The Committee noted that the two direct competitor product suites do not offer a fund comparable to the Commodities Strategy Fund and considered a comparison to a peer group identified in the FUSE report that includes actively-managed funds, noting the limitations in the comparability of such peer group.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report has product features that make it comparable in this regard. The Committee considered that the Fund outperformed the comparable peer fund over the five-year, three-year and one-year periods ended December 31, 2020, although its performance ranked in the fourth quartile of the broader peer group over the same time periods.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, including unlimited trading privileges, noting the Adviser’s statement that certain peer funds also cover a narrower or wider market segment than the applicable Fund. The Committee considered management’s commentary explaining such Funds’ underperformance, as applicable, over the five-year, three-year and one-year periods ended December 31, 2020, relative to their respective peer groups, attributing such underperformance to, among other factors, high turnover associated with daily shareholder flows, differences in exposures and the Funds’ modified cap weighting approach to portfolio construction.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), in seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee observed that the Global Managed Futures Strategy Fund’s returns ranked in the third quartile or better of its performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations regarding the other Alternative Funds:

Long Short Equity Fund: The Fund’s returns ranked in the 80th percentile of its performance universe for the five-year and three-year periods ended December 31, 2020. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily a result of the Fund’s fundamental factor tilts and the underperformance of the Fund’s prior investment strategy. The Committee noted management’s statement that the Fund’s long exposure to value and short exposure to growth, as well as negative sector exposures to well-performing sectors, have detracted from investment performance. The Committee also noted management’s statement that

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the Fund employed a momentum-based investment strategy prior to May 31, 2017 that demonstrated bouts of volatility and inconsistencies, which affected long-term performance. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings had improved to the 45th and 60th percentiles, respectively.

Multi-Hedge Strategies Fund: The Fund’s returns ranked in the 100th percentile of its performance universe for the five-year and three-year periods ended December 31, 2020. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the underperformance of its long short equity sleeve and its overall lower equity market beta relative to its peers. With respect to the Fund’s long short equity sleeve, the Committee noted management’s statement that the sleeve’s high long exposure to value and short exposure to growth have detracted from investment performance. The Committee took into account management’s statement that the Fund changed its underlying investment strategies to improve diversification amongst the strategies, target a higher and more stable risk profile and enhance risk-adjusted returns while providing continuity for shareholders. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings had improved to the 55th and 21st percentiles, respectively.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee3 and total net expense ratio to the applicable peer group, if any. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable. The Committee noted Guggenheim’s statement that it does not provide advisory services to other clients that have investment strategies similar to those of the Funds, other than the retail fund counterparts to the Funds and certain other clients with respect to Long Short Equity Fund, each of which is charged the same advisory fee as the corresponding Fund.

With respect to the Tradable Funds that are designed to track a widely available index, which have only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds, noting the Adviser’s statement that only one of the two direct competitor product suites is directly comparable for purposes of assessing such Funds’ advisory fees. For those Tradable Funds with a peer fund from the directly comparable product suite, the Committee noted that each Fund’s contractual advisory fee was equal to or lower than the contractual advisory fee charged to the peer fund, with the exception of 15 Funds for which the contractual advisory fee was five basis points higher than the contractual advisory fee charged to the peer fund. With respect to each of those 15 Funds, the Adviser agreed to waive five basis points of its contractual advisory fee through August 1, 2022. The Committee also considered that each such Fund’s net effective management fee was competitive. The Committee noted that the higher total net expense ratio as compared to the peer fund was driven primarily by the higher other operating expenses of each such Fund.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report is directly comparable in terms of product features offered. The Committee considered that, as of the Fund’s and the peer fund’s respective fiscal year ends, the Fund’s contractual advisory fee, net effective management fee and total net expense ratio are lower than those of the peer fund. The Committee noted the Adviser’s statement that, given the current low interest rate environment, it is currently waiving, and intends to continue to waive, all or a portion of its fees to the extent necessary to maintain the Fund’s stable net asset value.

[3]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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OTHER INFORMATION (Unaudited)(continued)

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, such as unlimited trading privileges. As a result, the fee and expense comparisons are more difficult given the uniqueness of both the Funds’ structure and the portfolio management needed to meet client requirements.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), the Committee made the following observations:

Global Managed Futures Strategy Fund: The Fund’s contractual advisory fee ranks in the fourth quartile (100th percentile) of its peer group. The Fund’s net effective management fee ranks in the first quartile (1st percentile) of its peer group. The Fund’s total net expense ratio ranks in the fourth quartile (100th percentile) of its peer group, with higher other operating expenses than its peer fund. The Committee considered that the peer group is limited in size and is comprised of only two funds. The Committee noted that the Fund’s contractual advisory fee and total net expense ratio each rank more competitively when compared to the broader universe of funds.

Long Short Equity Fund: The Fund’s contractual advisory fee, net effective management fee and total net expense ratio each rank in the fourth quartile (80th, 80th and 100th percentiles, respectively) of its peer group. The Committee noted the Fund’s higher other operating expenses compared to its peers. The Committee considered that the peer group is limited in size and is comprised of only six funds.

Multi-Hedge Strategies Fund: Although the Fund’s contractual advisory fee ranks in the fourth quartile (75th percentile) of its peer group, the Committee considered that the Fund’s net effective management fee and total net expense ratio each rank at the median of its peer group. The Committee considered that the peer group is limited in size and is comprised of only five funds.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2020, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2019. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by the Adviser from its relationship with the Funds were appropriate and that the Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that, although Guggenheim’s overall expenses declined in 2020, generally, costs are anticipated to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

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OTHER INFORMATION (Unaudited)(concluded)

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for an Alternative Fund (i.e., a non-Tradable Fund), with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such expense waivers and limitations. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of the Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (2) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

86 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 87

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

88 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 89

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

90 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 91

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

92 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Rydex Variable Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2020, to March 31, 2021. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable. The Report further concluded that the Program operated effectively during recent market conditions arising from COVID-19.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 93

6.30.2021

Rydex Variable Trust Funds Semi-Annual Report

Sector Funds
Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Real Estate Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund

GuggenheimInvestments.com	RVASECF-SEMI-0621x1221

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
BANKING FUND	7
BASIC MATERIALS FUND	13
BIOTECHNOLOGY FUND	19
CONSUMER PRODUCTS FUND	25
ELECTRONICS FUND	31
ENERGY FUND	37
ENERGY SERVICES FUND	43
FINANCIAL SERVICES FUND	49
HEALTH CARE FUND	56
INTERNET FUND	62
LEISURE FUND	68
PRECIOUS METALS FUND	74
REAL ESTATE FUND	80
RETAILING FUND	87
TECHNOLOGY FUND	93
TELECOMMUNICATIONS FUND	100
TRANSPORTATION FUND	106
UTILITIES FUND	112
NOTES TO FINANCIAL STATEMENTS	118
OTHER INFORMATION	128
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	136
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	141
LIQUIDITY RISK MANAGEMENT PROGRAM	144

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

June 30, 2021

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for 18 of our Funds (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the semi-annual period ended June 30, 2021.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

July 31, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19. The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of this uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the Funds’ holdings in issuers of the same or similar offerings. Certain of the sector funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	June 30, 2021

More states saw the end of COVID-19 related restrictions in the second quarter of 2021, including New York, California, and Illinois, marking a full reopening for almost all of the U.S. The U.S. has made solid vaccination progress, inoculating over 52% of the population. Those vaccinations have helped COVID-19 cases fall sharply from their peak, but the spread of the Delta variant is a worrying trend, particularly in areas with low vaccination rates. Though we expect cases will rise further as the Delta variant spreads, vaccination rates are high for the most vulnerable populations, which could limit hospitalizations and deaths, in turn reducing the need for a return to strict lockdowns.

Relaxed COVID-19 related measures and increased consumer comfort prompted a rapid reopening of the service sector and robust manufacturing activity. Both the ISM Manufacturing and Services Purchasing Managers Indexes cooled a bit in June but remain near the peaks of recent economic cycles.

Labor demand is also at record highs according to the National Federation of Independent Businesses (“NFIB”). The NFIB reported that nearly half of small-business owners in the U.S. could not fill job openings in June, making it the fifth consecutive month where the share of surveyed business owners citing jobs were hard to fill exceeded pre-COVID-19 historical highs. To attract more workers, business owners are raising or planning to raise compensation, especially in low-wage sectors where enhanced jobless benefits are competitive with wages. Corroborating this signal of strong labor demand is the consumer confidence data, which shows perceptions around job availability is above pre-COVID-19 highs.

Against this strong backdrop, the Federal Open Market Committee (“FOMC”) held its June meeting where, as expected, it kept rates unchanged. But the surprise came from the quarterly Summary of Economic Projections, which showed that FOMC participants now see upside risks to inflation at the highest levels in over a decade. This shift in the distribution of risk around inflation resulted in a surprise two-hike increase in their median fed funds rate forecast for 2023.

Our interpretation is that the U.S. Federal Reserve (“Fed”) is willing to be patient in reaching its dual mandate, but not irresponsible. Since the June meeting, 5-year forward Treasury Inflation-Protected Securities (“TIPS”) breakeven rates have fallen by about 0.25% as the market priced out a scenario in which the Fed lets inflation run too hot. This reassessment of the Fed’s reaction function led to a material decline in interest rates over the quarter. In the long run, keeping inflation expectations in check buys the central bank more time to keep policy accommodative.

Looking ahead, we are assessing the potential consequences of a slowdown in U.S. economic activity. Second quarter U.S. gross domestic product (“GDP”) is on track to show 8-9% annualized growth, after which we expect sequential growth could slow heading into 2022. Base effects from last year’s trough in activity could fade, as might the fiscal impulse over time. The impact of reopening businesses will also shrink. This natural slowdown in activity as we move through peak growth could present challenges if growth slows more than expected.

Inflation could fall given that much of the recent increase is coming from categories suffering temporary supply chain disruptions. Price pressures have materialized in sectors directly affected by the pandemic, such as hotels, airfares, and car rentals, where demand has bounced back faster than supply. Shortages in areas such as semiconductors and building materials are caused by factories and transportation abroad that have not returned to full capacity. As these factors are resolved and supply comes back online, a decline in inflation prints and inflation expectations over the next several quarters may prompt a rethink of the FOMC’s forecasted hikes.

The Fed may commence tapering asset purchases in 2022, but we continue to believe rate hikes will likely get pushed as far as 2025 as inflation cools and the Fed targets a historically tight labor market. This patience by the Fed would support credit conditions, which could mean low default volumes and positive risk-adjusted returns. Real U.S. interest rates could remain deeply negative, further supporting the credit sector as income-seeking investors search for yield.

For the six-month period ended June 30, 2021, the S&P 500® Index* returned 15.25%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 8.83%. The return of the MSCI Emerging Markets Index* was 7.45%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -1.60% return for the six-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.62%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.02% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI U.S. REIT Index is a free float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500®. The Consumer Discretionary index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing.

S&P 500® Consumer Staples Index is a sub-index of the S&P 500®. The Consumer Staples index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

S&P 500® Energy Index is a sub-index of the S&P 500®. The Energy index comprises companies whose businesses are dominated by either of the following activities: The construction or provision of oil rigs, drilling equipment and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining and/or transportation of oil and gas products, coal and other consumable fuels.

S&P 500® Financials Index is a sub-index of the S&P 500®. The Financials index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, and financial investment, and real estate, including REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500®. The Health Care index encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production and marketing of pharmaceuticals, biotechnology and life sciences products.

S&P 500® Industrials Index is a sub-index of the S&P 500®. The Industrials index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail and transportation infrastructure.

S&P 500® Information Technology Index is a sub-index of the S&P 500®. The Information Technology index covers the following general areas: technology software & services, including companies that primarily develop software in various fields such as the Internet, applications, systems, databases management and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, technology hardware & equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, semiconductors & semiconductor equipment manufacturers.

S&P 500® Materials Index is a sub-index of the S&P 500®. The Materials index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

S&P 500® Telecommunications Services Index is a sub-index of the S&P 500®. The Telecommunications Services index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth and/or fiber optic cable network.

S&P 500® Utilities Index is a sub-index of the S&P 500®. The Utilities index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2020 and ending June 30, 2021.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value December 31, 2020	Ending Account Value June 30, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund	1.69%	26.19%	$ 1,000.00	$ 1,261.90	$ 9.48
Basic Materials Fund	1.70%	16.89%	1,000.00	1,168.90	9.14
Biotechnology Fund	1.70%	8.18%	1,000.00	1,081.80	8.78
Consumer Products Fund	1.70%	7.05%	1,000.00	1,070.50	8.73
Electronics Fund	1.70%	17.65%	1,000.00	1,176.50	9.17
Energy Fund	1.69%	47.71%	1,000.00	1,477.10	10.38
Energy Services Fund	1.69%	34.48%	1,000.00	1,344.80	9.83
Financial Services Fund	1.69%	23.63%	1,000.00	1,236.30	9.37
Health Care Fund	1.70%	12.14%	1,000.00	1,121.40	8.94
Internet Fund	1.70%	10.41%	1,000.00	1,104.10	8.87
Leisure Fund	1.70%	12.30%	1,000.00	1,123.00	8.95
Precious Metals Fund	1.60%	(3.72%)	1,000.00	962.80	7.79
Real Estate Fund	1.69%	19.19%	1,000.00	1,191.90	9.18
Retailing Fund	1.70%	14.82%	1,000.00	1,148.20	9.05
Technology Fund	1.70%	13.66%	1,000.00	1,136.60	9.01
Telecommunications Fund	1.70%	11.72%	1,000.00	1,117.20	8.92
Transportation Fund	1.70%	13.70%	1,000.00	1,137.00	9.01
Utilities Fund	1.70%	2.78%	1,000.00	1,027.80	8.55

Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund	1.69%	5.00%	$ 1,000.00	$ 1,016.41	$ 8.45
Basic Materials Fund	1.70%	5.00%	1,000.00	1,016.36	8.50
Biotechnology Fund	1.70%	5.00%	1,000.00	1,016.36	8.50
Consumer Products Fund	1.70%	5.00%	1,000.00	1,016.36	8.50
Electronics Fund	1.70%	5.00%	1,000.00	1,016.36	8.50
Energy Fund	1.69%	5.00%	1,000.00	1,016.41	8.45
Energy Services Fund	1.69%	5.00%	1,000.00	1,016.41	8.45
Financial Services Fund	1.69%	5.00%	1,000.00	1,016.41	8.45
Health Care Fund	1.70%	5.00%	1,000.00	1,016.36	8.50
Internet Fund	1.70%	5.00%	1,000.00	1,016.36	8.50
Leisure Fund	1.70%	5.00%	1,000.00	1,016.36	8.50
Precious Metals Fund	1.60%	5.00%	1,000.00	1,016.86	8.00
Real Estate Fund	1.69%	5.00%	1,000.00	1,016.41	8.45
Retailing Fund	1.70%	5.00%	1,000.00	1,016.36	8.50
Technology Fund	1.70%	5.00%	1,000.00	1,016.36	8.50
Telecommunications Fund	1.70%	5.00%	1,000.00	1,016.36	8.50
Transportation Fund	1.70%	5.00%	1,000.00	1,016.36	8.50
Utilities Fund	1.70%	5.00%	1,000.00	1,016.36	8.50

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period December 31, 2020 to June 30, 2021.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Wells Fargo & Co.	4.2%
Bank of America Corp.	4.1%
Citigroup, Inc.	4.1%
JPMorgan Chase & Co.	4.1%
U.S. Bancorp	3.2%
PNC Financial Services Group, Inc.	3.2%
Truist Financial Corp.	3.0%
Capital One Financial Corp.	2.9%
Bank of New York Mellon Corp.	2.4%
First Republic Bank	2.0%
Top Ten Total	33.2%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Banking Fund	26.19%	68.73%	12.88%	8.33%
S&P 500 Financials Index	25.69%	61.77%	17.05%	13.71%
S&P 500 Index	15.25%	40.79%	17.65%	14.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
BANKING FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Banks - 90.6%
Wells Fargo & Co.	8,165	$369,793
Bank of America Corp.	8,776	361,834
Citigroup, Inc.	5,070	358,703
JPMorgan Chase & Co.	2,305	358,520
U.S. Bancorp	4,947	281,831
PNC Financial Services Group, Inc.	1,457	277,937
Truist Financial Corp.	4,765	264,457
Bank of New York Mellon Corp.	4,025	206,201
First Republic Bank	941	176,127
SVB Financial Group*	305	169,711
State Street Corp.	1,963	161,516
Fifth Third Bancorp	4,120	157,508
Northern Trust Corp.	1,306	151,000
Huntington Bancshares, Inc.	10,001	142,714
KeyCorp	6,581	135,898
Citizens Financial Group, Inc.	2,936	134,674
Regions Financial Corp.	6,662	134,439
M&T Bank Corp.	894	129,907
Signature Bank	469	115,210
East West Bancorp, Inc.	1,376	98,645
ICICI Bank Ltd. ADR*	5,764	98,564
Comerica, Inc.	1,348	96,166
Western Alliance Bancorporation	1,018	94,521
Royal Bank of Canada	931	94,320
First Horizon Corp.	5,446	94,107
Toronto-Dominion Bank	1,342	94,007
HDFC Bank Ltd. ADR*	1,284	93,886
Bank of Nova Scotia	1,399	91,033
Popular, Inc.	1,206	90,510
Commerce Bancshares, Inc.	1,209	90,143
Zions Bancorp North America	1,702	89,968
Bank of Montreal	876	89,843
First Citizens BancShares, Inc. — Class A	104	86,605
Credit Suisse Group AG ADR	8,026	84,193
Canadian Imperial Bank of Commerce	727	82,776
HSBC Holdings plc ADR	2,855	82,367
Cullen/Frost Bankers, Inc.	732	81,984
UBS Group AG	5,317	81,563
Deutsche Bank AG*	6,208	81,201
First Financial Bankshares, Inc.	1,620	79,591
Pinnacle Financial Partners, Inc.	899	79,373
Prosperity Bancshares, Inc.	1,088	78,118
Synovus Financial Corp.	1,751	76,834
Bank OZK	1,705	71,883
South State Corp.	877	71,704
Glacier Bancorp, Inc.	1,253	69,015
CIT Group, Inc.	1,322	68,202
PacWest Bancorp	1,616	66,515
Webster Financial Corp.	1,242	66,248
United Bankshares, Inc.	1,803	65,809
UMB Financial Corp.	696	64,770
Wintrust Financial Corp.	817	61,790
Umpqua Holdings Corp.	3,321	61,272
Community Bank System, Inc.	799	60,444
Home BancShares, Inc.	2,447	60,392
BankUnited, Inc.	1,399	59,723
Hancock Whitney Corp.	1,328	59,016
First Hawaiian, Inc.	2,059	58,352
Bank of Hawaii Corp.	665	56,006
Ameris Bancorp	1,100	55,693
Silvergate Capital Corp. — Class A*	490	55,527
Texas Capital Bancshares, Inc.*	845	53,649
Simmons First National Corp. — Class A	1,827	53,604
Independent Bank Group, Inc.	719	53,192
Associated Banc-Corp.	2,578	52,797
Hilltop Holdings, Inc.	1,430	52,052
BancorpSouth Bank	1,835	51,986
Old National Bancorp	2,885	50,805
United Community Banks, Inc.	1,556	49,808
Columbia Banking System, Inc.	1,283	49,472
Cadence BanCorp	2,342	48,901
Fulton Financial Corp.	3,035	47,892
First Midwest Bancorp, Inc.	2,270	45,014
Total Banks		7,939,831

Savings & Loans - 3.8%
People’s United Financial, Inc.	4,748	81,381
New York Community Bancorp, Inc.	6,114	67,376
Sterling Bancorp	2,687	66,611
Pacific Premier Bancorp, Inc.	1,410	59,629
Investors Bancorp, Inc.	3,970	56,612
Total Savings & Loans		331,609

Diversified Financial Services - 2.9%
Capital One Financial Corp.	1,643	254,156

Insurance - 2.2%
Equitable Holdings, Inc.	3,580	109,011
Voya Financial, Inc.	1,345	82,717
Total Insurance		191,728

Total Common Stocks
(Cost $5,715,385)		8,717,324

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
BANKING FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 0.4%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	$18,981	$18,981
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	7,473	7,473
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	7,326	7,326
Total Repurchase Agreements
(Cost $33,780)		33,780

Total Investments - 99.9%
(Cost $5,749,165)		$8,751,104
Other Assets & Liabilities, net - 0.1%		6,642
Total Net Assets - 100.0%		$8,757,746

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$8,717,324	$—	$—	$8,717,324
Repurchase Agreements	—	33,780	—	33,780
Total Assets	$8,717,324	$33,780	$—	$8,751,104

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

BANKING FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments, at value (cost $5,715,385)	$8,717,324
Repurchase agreements, at value (cost $33,780)	33,780
Receivables:
Securities sold	619,417
Dividends	18,533
Foreign tax reclaims	259
Securities lending income	8
Total assets	9,389,321

Liabilities:
Payable for:
Fund shares redeemed	607,993
Management fees	7,584
Transfer agent and administrative fees	2,400
Investor service fees	2,231
Portfolio accounting fees	892
Trustees’ fees*	75
Miscellaneous	10,400
Total liabilities	631,575
Commitments and contingent liabilities (Note 9)	—
Net assets	$8,757,746

Net assets consist of:
Paid in capital	$6,904,618
Total distributable earnings (loss)	1,853,128
Net assets	$8,757,746
Capital shares outstanding	78,828
Net asset value per share	$111.10

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends (net of foreign withholding tax of $1,893)	$105,555
Interest	4
Income from securities lending, net	82
Total investment income	105,641

Expenses:
Management fees	36,917
Investor service fees	10,858
Transfer agent and administrative fees	13,414
Professional fees	4,448
Portfolio accounting fees	4,343
Custodian fees	579
Trustees’ fees*	505
Miscellaneous	2,545
Total expenses	73,609
Net investment income	32,032

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(121,181)
Net realized loss	(121,181)
Net change in unrealized appreciation (depreciation) on:
Investments	1,431,845
Net change in unrealized appreciation (depreciation)	1,431,845
Net realized and unrealized gain	1,310,664
Net increase in net assets resulting from operations	$1,342,696

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$32,032	$53,477
Net realized gain (loss) on investments	(121,181)	56,292
Net change in unrealized appreciation (depreciation) on investments	1,431,845	(514,301)
Net increase (decrease) in net assets resulting from operations	1,342,696	(404,532)

Distributions to shareholders	—	(50,080)

Capital share transactions:
Proceeds from sale of shares	18,542,514	18,198,255
Distributions reinvested	—	50,080
Cost of shares redeemed	(15,361,369)	(19,397,850)
Net increase (decrease) from capital share transactions	3,181,145	(1,149,515)
Net increase (decrease) in net assets	4,523,841	(1,604,127)

Net assets:
Beginning of period	4,233,905	5,838,032
End of period	$8,757,746	$4,233,905

Capital share activity:
Shares sold	174,659	260,948
Shares issued from reinvestment of distributions	—	752
Shares redeemed	(143,921)	(273,669)
Net increase (decrease) in shares	30,738	(11,969)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[d]
Per Share Data
Net asset value, beginning of period	$88.04	$97.20	$76.46	$95.19	$84.90	$67.87
Income (loss) from investment operations:
Net investment income (loss)[b]	.40	1.18	.94	.56	.28	.10
Net gain (loss) on investments (realized and unrealized)	22.66	(9.63)	20.67	(18.70)	10.28	17.11
Total from investment operations	23.06	(8.45)	21.61	(18.14)	10.56	17.21
Less distributions from:
Net investment income	—	(.71)	(.87)	(.56)	(.27)	(.18)
Net realized gains	—	—	—	(.03)	—	—
Total distributions	—	(.71)	(.87)	(.59)	(.27)	(.18)
Net asset value, end of period	$111.10	$88.04	$97.20	$76.46	$95.19	$84.90

Total Return[c]	26.19%	(8.46%)	28.39%	(19.19%)	12.48%	27.25%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,758	$4,234	$5,838	$5,548	$9,692	$16,076
Ratios to average net assets:
Net investment income (loss)	0.74%	1.60%	1.07%	0.59%	0.33%	0.69%
Total expenses	1.69%	1.82%	1.82%	1.71%	1.70%	1.67%
Portfolio turnover rate	155%	529%	246%	320%	273%	417%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Reverse share split — Per share amounts for the year ended December 31, 2016 have been restated to reflect a 1:6 reverse share split effective December 1, 2016.

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials (“Basic Materials Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Sherwin-Williams Co.	3.0%
Air Products and Chemicals, Inc.	2.7%
Freeport-McMoRan, Inc.	2.6%
Ecolab, Inc.	2.6%
Newmont Corp.	2.5%
Dow, Inc.	2.4%
DuPont de Nemours, Inc.	2.2%
PPG Industries, Inc.	2.2%
International Flavors & Fragrances, Inc.	2.1%
Vale S.A. ADR	2.1%
Top Ten Total	24.4%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Basic Materials Fund	16.89%	54.29%	13.05%	5.56%
S&P 500 Materials Index	14.50%	48.51%	14.59%	10.09%
S&P 500 Index	15.25%	40.79%	17.65%	14.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
BASIC MATERIALS FUND

	Shares	Value
COMMON STOCKS† - 98.9%

Chemicals - 42.3%
Sherwin-Williams Co.	1,149	$313,045
Air Products and Chemicals, Inc.	999	287,392
Ecolab, Inc.	1,349	277,854
Dow, Inc.	3,967	251,032
DuPont de Nemours, Inc.	3,034	234,862
PPG Industries, Inc.	1,367	232,076
International Flavors & Fragrances, Inc.	1,511	225,743
LyondellBasell Industries N.V. — Class A	2,093	215,307
Linde plc	678	196,010
Albemarle Corp.	976	164,417
Celanese Corp. — Class A	1,015	153,874
Eastman Chemical Co.	1,253	146,288
FMC Corp.	1,214	131,355
Mosaic Co.	4,097	130,735
RPM International, Inc.	1,405	124,595
CF Industries Holdings, Inc.	2,403	123,634
Westlake Chemical Corp.	1,351	121,712
Nutrien Ltd.	1,695	102,734
Olin Corp.	2,183	100,986
Axalta Coating Systems Ltd.*	3,175	96,806
Huntsman Corp.	3,391	89,929
Chemours Co.	2,556	88,949
Valvoline, Inc.	2,713	88,064
Element Solutions, Inc.	3,744	87,535
Ashland Global Holdings, Inc.	957	83,737
Amyris, Inc.*	4,970	81,359
W R Grace & Co.	1,142	78,935
Sensient Technologies Corp.	800	69,248
Ingevity Corp.*	819	66,634
HB Fuller Co.	1,020	64,882
Danimer Scientific, Inc.*,1	2,210	55,360
Total Chemicals		4,485,089

Mining - 20.2%
Freeport-McMoRan, Inc.	7,488	277,880
Newmont Corp.	4,109	260,428
Barrick Gold Corp.	8,364	172,967
Rio Tinto plc ADR	1,348	113,084
BHP Group Ltd. ADR[1]	1,547	112,668
Teck Resources Ltd. — Class B	4,780	110,131
Royal Gold, Inc.	889	101,435
Alcoa Corp.*	2,731	100,610
MP Materials Corp.*,1	2,660	98,048
Wheaton Precious Metals Corp.	2,159	95,147
AngloGold Ashanti Ltd. ADR	4,714	87,586
Franco-Nevada Corp.	594	86,172
Agnico Eagle Mines Ltd.	1,399	84,569
Pan American Silver Corp.	2,948	84,224
First Majestic Silver Corp.[1]	5,099	80,615
Kirkland Lake Gold Ltd.	2,083	80,258
Arconic Corp.*	2,030	72,309
Livent Corp.*	3,510	67,954
Coeur Mining, Inc.*	5,965	52,969
Total Mining		2,139,054
Packaging & Containers - 12.5%
Ball Corp.	2,349	190,316
Westrock Co.	2,605	138,638
Crown Holdings, Inc.	1,345	137,472
Packaging Corporation of America	981	132,847
Amcor plc	11,075	126,920
Sealed Air Corp.	1,885	111,686
AptarGroup, Inc.	790	111,264
Berry Global Group, Inc.*	1,676	109,309
Sonoco Products Co.	1,437	96,135
Graphic Packaging Holding Co.	4,689	85,058
Silgan Holdings, Inc.	1,902	78,933
Total Packaging & Containers		1,318,578

Iron & Steel - 10.5%
Vale S.A. ADR	9,853	224,747
Nucor Corp.	2,050	196,657
Steel Dynamics, Inc.	2,194	130,762
Cleveland-Cliffs, Inc.*,1	5,626	121,297
Reliance Steel & Aluminum Co.	739	111,515
ArcelorMittal S.A.[1]	3,380	104,983
United States Steel Corp.	3,899	93,576
Commercial Metals Co.	2,322	71,332
Allegheny Technologies, Inc.*	2,798	58,338
Total Iron & Steel		1,113,207

Building Materials - 5.8%
Vulcan Materials Co.	1,035	180,163
Martin Marietta Materials, Inc.	498	175,201
Louisiana-Pacific Corp.	1,552	93,570
Eagle Materials, Inc.	644	91,519
Summit Materials, Inc. — Class A*	2,208	76,949
Total Building Materials		617,402

Forest Products & Paper - 2.3%
International Paper Co.	2,958	181,355
Domtar Corp.*	1,116	61,335
Total Forest Products & Paper		242,690

Biotechnology - 2.0%
Corteva, Inc.	4,774	211,727

Household Products & Housewares - 1.4%
Avery Dennison Corp.	732	153,895

Housewares - 1.1%
Scotts Miracle-Gro Co. — Class A	624	119,758

Distribution & Wholesale - 0.8%
Avient Corp.	1,591	78,214

Total Common Stocks
(Cost $5,528,963)		10,479,614

EXCHANGE-TRADED FUNDS† - 0.8%
VanEck Vectors Junior Gold Miners ETF	1,758	82,186

Total Exchange-Traded Funds
(Cost $77,986)		82,186

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
BASIC MATERIALS FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.8%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	$48,948	$48,948
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	19,271	19,271
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	18,893	18,893
Total Repurchase Agreements
(Cost $87,112)		87,112

	Shares
SECURITIES LENDING COLLATERAL†,3 - 3.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	352,966	$352,966
Total Securities Lending Collateral
(Cost $352,966)		352,966

Total Investments - 103.8%
(Cost $6,047,027)		$11,001,878
Other Assets & Liabilities, net - (3.8)%		(398,232)
Total Net Assets - 100.0%		$10,603,646

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$10,479,614	$—	$—	$10,479,614
Exchange-Traded Funds	82,186	—	—	82,186
Repurchase Agreements	—	87,112	—	87,112
Securities Lending Collateral	352,966	—	—	352,966
Total Assets	$10,914,766	$87,112	$—	$11,001,878

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

BASIC MATERIALS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments, at value - including $349,248 of securities loaned (cost $5,959,915)	$10,914,766
Repurchase agreements, at value (cost $87,112)	87,112
Cash	154
Receivables:
Securities sold	637,393
Dividends	15,090
Securities lending income	116
Fund shares sold	39
Total assets	11,654,670

Liabilities:
Payable for:
Fund shares redeemed	650,323
Return of securities lending collateral	352,966
Deferred foreign capital gain taxes	19,017
Management fees	8,694
Transfer agent and administrative fees	2,751
Investor service fees	2,557
Portfolio accounting fees	1,023
Trustees’ fees*	99
Miscellaneous	13,594
Total liabilities	1,051,024
Commitments and contingent liabilities (Note 9)	—
Net assets	$10,603,646

Net assets consist of:
Paid in capital	$5,951,746
Total distributable earnings (loss)	4,651,900
Net assets	$10,603,646
Capital shares outstanding	101,873
Net asset value per share	$104.09

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends (net of foreign withholding tax of $1,169)	$90,653
Interest	9
Income from securities lending, net	626
Total investment income	91,288

Expenses:
Management fees	40,073
Investor service fees	11,786
Transfer agent and administrative fees	15,288
Professional fees	6,286
Portfolio accounting fees	4,714
Trustees’ fees*	843
Custodian fees	659
Miscellaneous	272
Total expenses	79,921
Net investment income	11,367

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	223,150
Net realized gain	223,150
Net change in unrealized appreciation (depreciation) on:
Investments	972,913
Net change in unrealized appreciation (depreciation)	972,913
Net realized and unrealized gain	1,196,063
Net increase in net assets resulting from operations	$1,207,430

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$11,367	$18,733
Net realized gain on investments	223,150	457,821
Net change in unrealized appreciation (depreciation) on investments	972,913	898,643
Net increase in net assets resulting from operations	1,207,430	1,375,197

Distributions to shareholders	—	(123,282)

Capital share transactions:
Proceeds from sale of shares	8,976,293	11,298,895
Distributions reinvested	—	123,282
Cost of shares redeemed	(7,853,006)	(10,950,730)
Net increase from capital share transactions	1,123,287	471,447
Net increase in net assets	2,330,717	1,723,362

Net assets:
Beginning of period	8,272,929	6,549,567
End of period	$10,603,646	$8,272,929

Capital share activity:
Shares sold	86,618	152,164
Shares issued from reinvestment of distributions	—	1,707
Shares redeemed	(77,643)	(147,158)
Net increase in shares	8,975	6,713

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$89.05	$75.99	$65.42	$81.27	$67.61	$52.52
Income (loss) from investment operations:
Net investment income (loss)[b]	.12	.22	.35	.05	(.07)	.02
Net gain (loss) on investments (realized and unrealized)	14.92	14.43	13.55	(13.91)	14.47	15.43
Total from investment operations	15.04	14.65	13.90	(13.86)	14.40	15.45
Less distributions from:
Net investment income	—	(.97)	—	(.42)	(.50)	—
Net realized gains	—	(.62)	(3.33)	(1.57)	(.24)	(.36)
Total distributions	—	(1.59)	(3.33)	(1.99)	(.74)	(.36)
Net asset value, end of period	$104.09	$89.05	$75.99	$65.42	$81.27	$67.61

Total Return[c]	16.89%	19.75%	21.43%	(17.44%)	21.43%	30.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,604	$8,273	$6,550	$6,168	$17,067	$15,229
Ratios to average net assets:
Net investment income (loss)	0.24%	0.31%	0.49%	0.06%	(0.10%)	0.08%
Total expenses[d]	1.70%	1.82%	1.82%	1.73%	1.70%	1.66%
Portfolio turnover rate	79%	194%	88%	83%	181%	266%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Reverse share split — Per share amounts for the year ended December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016.

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
AbbVie, Inc.	5.5%
Amgen, Inc.	4.7%
Moderna, Inc.	4.1%
Gilead Sciences, Inc.	3.7%
Illumina, Inc.	3.3%
Regeneron Pharmaceuticals, Inc.	3.1%
Vertex Pharmaceuticals, Inc.	2.9%
Biogen, Inc.	2.7%
Alexion Pharmaceuticals, Inc.	2.5%
Corteva, Inc.	2.3%
Top Ten Total	34.8%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Biotechnology Fund	8.18%	20.26%	14.53%	15.97%
S&P 500 Health Care Index	11.85%	27.92%	14.06%	15.67%
S&P 500 Index	15.25%	40.79%	17.65%	14.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
BIOTECHNOLOGY FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Biotechnology - 75.6%
Amgen, Inc.	4,634	$1,129,537
Moderna, Inc.*	4,224	992,556
Gilead Sciences, Inc.	12,959	892,357
Illumina, Inc.*	1,700	804,457
Regeneron Pharmaceuticals, Inc.*	1,338	747,327
Vertex Pharmaceuticals, Inc.*	3,517	709,133
Biogen, Inc.*	1,879	650,641
Alexion Pharmaceuticals, Inc.*	3,325	610,836
Corteva, Inc.	12,358	548,077
Seagen, Inc.*	3,263	515,162
CRISPR Therapeutics AG*	2,925	473,528
Horizon Therapeutics plc*	4,686	438,797
Exact Sciences Corp.*	3,489	433,718
Bio-Rad Laboratories, Inc. — Class A*	654	421,366
Alnylam Pharmaceuticals, Inc.*	2,478	420,071
Incyte Corp.*	4,880	410,554
Novavax, Inc.*	1,925	408,697
BioMarin Pharmaceutical, Inc.*	4,452	371,475
BioNTech SE ADR*	1,550	347,014
Guardant Health, Inc.*	2,713	336,927
Beam Therapeutics, Inc.*	2,575	331,428
Zai Lab Ltd. ADR*	1,686	298,405
BeiGene Ltd. ADR*	850	291,712
Bridgebio Pharma, Inc.*	4,631	282,306
Fate Therapeutics, Inc.*	3,171	275,211
Arrowhead Pharmaceuticals, Inc.*	3,300	273,306
Mirati Therapeutics, Inc.*	1,667	269,271
United Therapeutics Corp.*	1,488	266,962
Twist Bioscience Corp.*	1,969	262,369
Acceleron Pharma, Inc.*	2,070	259,764
Halozyme Therapeutics, Inc.*	5,463	248,075
Biohaven Pharmaceutical Holding Company Ltd.*	2,492	241,923
Ultragenyx Pharmaceutical, Inc.*	2,515	239,805
Editas Medicine, Inc.*	4,113	232,960
Ionis Pharmaceuticals, Inc.*	5,817	232,040
TG Therapeutics, Inc.*	5,799	224,943
Blueprint Medicines Corp.*	2,508	220,604
Exelixis, Inc.*	11,289	205,686
Arena Pharmaceuticals, Inc.*	2,867	195,529
Iovance Biotherapeutics, Inc.*	7,475	194,500
ACADIA Pharmaceuticals, Inc.*	7,468	182,145
Sage Therapeutics, Inc.*	3,088	175,429
Emergent BioSolutions, Inc.*	2,764	174,104
PTC Therapeutics, Inc.*	3,786	160,034
Veracyte, Inc.*	3,982	159,200
Amicus Therapeutics, Inc.*	15,321	147,694
Bluebird Bio, Inc.*	4,290	137,194
Global Blood Therapeutics, Inc.*	3,887	136,123
Inovio Pharmaceuticals, Inc.*,1	14,617	135,500
ChemoCentryx, Inc.*	6,812	91,213
Total Biotechnology		18,207,665

Pharmaceuticals - 14.5%
AbbVie, Inc.	11,761	1,324,759
Intellia Therapeutics, Inc.*	2,833	458,691
Viatris, Inc.	27,229	389,102
Jazz Pharmaceuticals plc*	1,900	337,516
PRA Health Sciences, Inc.*	1,854	306,299
Neurocrine Biosciences, Inc.*	2,941	286,218
Sarepta Therapeutics, Inc.*	2,994	232,754
Pacira BioSciences, Inc.*	2,561	155,402
Total Pharmaceuticals		3,490,741

Healthcare-Products - 6.1%
Bio-Techne Corp.	887	399,381
Novocure Ltd.*	1,476	327,406
Natera, Inc.*	2,768	314,251
Adaptive Biotechnologies Corp.*	5,631	230,083
CareDx, Inc.*	2,252	206,103
Total Healthcare-Products		1,477,224

Healthcare-Services - 3.2%
Syneos Health, Inc.*	3,307	295,943
Invitae Corp.*,1	7,462	251,693
Medpace Holdings, Inc.*	1,333	235,448
Total Healthcare-Services		783,084

Total Common Stocks
(Cost $12,063,692)		23,958,714

RIGHTS††† - 0.0%
Biotechnology - 0.0%
Clinical Data, Inc.*	4,730	—
Total Rights
(Cost $—)		—

	Face Amount
REPURCHASE AGREEMENTS††,2 - 1.0%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	$137,086	137,086
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	53,971	53,971
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	52,913	52,913
Total Repurchase Agreements
(Cost $243,970)		243,970

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
BIOTECHNOLOGY FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,3 - 1.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	268,135	$268,135
Total Securities Lending Collateral
(Cost $268,135)		268,135

Total Investments - 101.5%
(Cost $12,575,797)		$24,470,819
Other Assets & Liabilities, net - (1.5)%		(373,444)
Total Net Assets - 100.0%		$24,097,375

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$23,958,714	$—	$—		$23,958,714
Rights	—	—	—	*	—
Repurchase Agreements	—	243,970	—		243,970
Securities Lending Collateral	268,135	—	—		268,135
Total Assets	$24,226,849	$243,970	$—		$24,470,819

*	Security has a market value of $0.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments, at value - including $257,037 of securities loaned (cost $12,331,827)	$24,226,849
Repurchase agreements, at value (cost $243,970)	243,970
Receivables:
Fund shares sold	222,472
Securities lending income	180
Total assets	24,693,471

Liabilities:
Payable for:
Return of securities lending collateral	268,135
Securities purchased	264,170
Management fees	15,743
Transfer agent and administrative fees	4,982
Investor service fees	4,630
Portfolio accounting fees	1,852
Fund shares redeemed	1,380
Trustees’ fees*	256
Miscellaneous	34,948
Total liabilities	596,096
Commitments and contingent liabilities (Note 9)	—
Net assets	$24,097,375

Net assets consist of:
Paid in capital	$8,795,675
Total distributable earnings (loss)	15,301,700
Net assets	$24,097,375
Capital shares outstanding	208,170
Net asset value per share	$115.76

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends (net of foreign withholding tax of $94)	$84,304
Interest	20
Income from securities lending, net	2,599
Total investment income	86,923

Expenses:
Management fees	102,642
Investor service fees	30,189
Transfer agent and administrative fees	39,830
Professional fees	15,201
Portfolio accounting fees	12,075
Trustees’ fees*	2,361
Custodian fees	1,714
Line of credit fees	18
Miscellaneous	1,520
Total expenses	205,550
Net investment loss	(118,627)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,444,579
Net realized gain	2,444,579
Net change in unrealized appreciation (depreciation) on:
Investments	(785,118)
Net change in unrealized appreciation (depreciation)	(785,118)
Net realized and unrealized gain	1,659,461
Net increase in net assets resulting from operations	$1,540,834

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(118,627)	$(212,904)
Net realized gain on investments	2,444,579	4,373,565
Net change in unrealized appreciation (depreciation) on investments	(785,118)	359,007
Net increase in net assets resulting from operations	1,540,834	4,519,668

Distributions to shareholders	—	(1,815,028)

Capital share transactions:
Proceeds from sale of shares	14,400,430	29,630,953
Distributions reinvested	—	1,815,028
Cost of shares redeemed	(16,465,692)	(31,215,524)
Net increase (decrease) from capital share transactions	(2,065,262)	230,457
Net increase (decrease) in net assets	(524,428)	2,935,097

Net assets:
Beginning of period	24,621,803	21,686,706
End of period	$24,097,375	$24,621,803

Capital share activity:
Shares sold	129,401	309,476
Shares issued from reinvestment of distributions	—	17,983
Shares redeemed	(151,328)	(326,022)
Net increase (decrease) in shares	(21,927)	1,437

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$107.01	$94.84	$78.16	$86.53	$66.86	$83.22
Income (loss) from investment operations:
Net investment income (loss)[b]	(.53)	(.91)	(.83)	(.96)	(.79)	(.80)
Net gain (loss) on investments (realized and unrealized)	9.28	20.68	19.81	(7.17)	20.46	(15.56)
Total from investment operations	8.75	19.77	18.98	(8.13)	19.67	(16.36)
Less distributions from:
Net realized gains	—	(7.60)	(2.30)	(.24)	—	—
Total distributions	—	(7.60)	(2.30)	(.24)	—	—
Net asset value, end of period	$115.76	$107.01	$94.84	$78.16	$86.53	$66.86

Total Return[c]	8.18%	21.31%	24.67%	(9.44%)	29.44%	(19.66%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,097	$24,622	$21,687	$21,000	$29,272	$22,231
Ratios to average net assets:
Net investment income (loss)	(0.98%)	(0.94%)	(0.95%)	(1.08%)	(0.99%)	(1.16%)
Total expenses	1.70%	1.82%	1.82%	1.72%	1.70%	1.66%
Portfolio turnover rate	53%	160%	105%	109%	137%	127%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	6.7%
Coca-Cola Co.	5.5%
PepsiCo, Inc.	5.2%
Philip Morris International, Inc.	4.5%
Estee Lauder Companies, Inc. — Class A	4.0%
Altria Group, Inc.	3.5%
Mondelez International, Inc. — Class A	3.4%
Colgate-Palmolive Co.	3.0%
Keurig Dr Pepper, Inc.	2.6%
Kraft Heinz Co.	2.6%
Top Ten Total	41.0%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Consumer Products Fund	7.05%	24.36%	5.46%	9.50%
S&P 500 Consumer Staples Index	5.02%	23.29%	8.04%	11.49%
S&P 500 Index	15.25%	40.79%	17.65%	14.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
CONSUMER PRODUCTS FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Food - 36.1%
Mondelez International, Inc. — Class A	8,087	$504,952
Kraft Heinz Co.	9,332	380,559
Sysco Corp.	4,449	345,910
General Mills, Inc.	5,420	330,241
Hershey Co.	1,874	326,413
Kroger Co.	7,540	288,857
Tyson Foods, Inc. — Class A	3,812	281,173
Hormel Foods Corp.	5,745	274,324
McCormick & Company, Inc.	2,996	264,607
Kellogg Co.	3,940	253,460
Conagra Brands, Inc.	6,230	226,647
Campbell Soup Co.	4,418	201,417
J M Smucker Co.	1,544	200,056
Lamb Weston Holdings, Inc.	2,327	187,696
Beyond Meat, Inc.*,1	1,113	175,286
US Foods Holding Corp.*	4,211	161,534
Post Holdings, Inc.*	1,300	141,011
Performance Food Group Co.*	2,891	140,185
Ingredion, Inc.	1,468	132,854
Flowers Foods, Inc.	5,064	122,549
Sanderson Farms, Inc.	640	120,301
Hain Celestial Group, Inc.*	2,659	106,679
Grocery Outlet Holding Corp.*	2,828	98,018
Sprouts Farmers Market, Inc.*	3,530	87,721
Total Food		5,352,450

Beverages - 26.2%
Coca-Cola Co.	15,194	822,147
PepsiCo, Inc.	5,233	775,374
Keurig Dr Pepper, Inc.	10,996	387,499
Monster Beverage Corp.*	4,099	374,444
Constellation Brands, Inc. — Class A	1,571	367,441
Brown-Forman Corp. — Class B	4,299	322,167
Boston Beer Company, Inc. — Class A*	193	197,014
Molson Coors Beverage Co. — Class B*	3,378	181,365
Coca-Cola Europacific Partners plc	2,116	125,521
Anheuser-Busch InBev S.A. ADR	1,703	122,633
Diageo plc ADR	546	104,663
Fomento Economico Mexicano SAB de CV ADR	1,219	103,018
Total Beverages		3,883,286

Cosmetics & Personal Care - 13.8%
Procter & Gamble Co.	7,333	989,442
Estee Lauder Companies, Inc. — Class A	1,885	599,581
Colgate-Palmolive Co.	5,496	447,099
Total Cosmetics & Personal Care		2,036,122

Agriculture - 13.3%
Philip Morris International, Inc.	6,773	671,272
Altria Group, Inc.	10,779	513,943
Archer-Daniels-Midland Co.	5,152	312,211
Darling Ingredients, Inc.*	2,699	182,182
Bunge Ltd.	2,310	180,526
British American Tobacco plc ADR	2,918	114,707
Total Agriculture		1,974,841

Household Products & Housewares - 5.9%
Kimberly-Clark Corp.	2,763	369,634
Clorox Co.	1,444	259,790
Church & Dwight Company, Inc.	2,906	247,649
Total Household Products & Housewares		877,073

Retail - 2.0%
Freshpet, Inc.*	884	144,056
Casey’s General Stores, Inc.	734	142,866
Total Retail		286,922

Pharmaceuticals - 0.9%
Herbalife Nutrition Ltd.*	2,600	137,098

Commercial Services - 0.7%
Medifast, Inc.	359	101,590

Electrical Components & Equipment - 0.6%
Energizer Holdings, Inc.	2,159	92,794

Total Common Stocks
(Cost $6,903,118)		14,742,176

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.4%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	$32,405	32,405
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	12,758	12,758
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	12,507	12,507
Total Repurchase Agreements
(Cost $57,670)		57,670

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	7,155	7,155
Total Securities Lending Collateral
(Cost $7,155)		7,155

Total Investments - 99.9%
(Cost $6,967,943)		$14,807,001
Other Assets & Liabilities, net - 0.1%		12,555
Total Net Assets - 100.0%		$14,819,556

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
CONSUMER PRODUCTS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$14,742,176	$—	$—	$14,742,176
Repurchase Agreements	—	57,670	—	57,670
Securities Lending Collateral	7,155	—	—	7,155
Total Assets	$14,749,331	$57,670	$—	$14,807,001

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments, at value - including $7,087 of securities loaned (cost $6,910,273)	$14,749,331
Repurchase agreements, at value (cost $57,670)	57,670
Receivables:
Fund shares sold	475,361
Dividends	32,366
Foreign tax reclaims	211
Securities lending income	17
Total assets	15,314,956

Liabilities:
Payable for:
Securities purchased	448,076
Management fees	10,293
Return of securities lending collateral	7,155
Transfer agent and administrative fees	3,257
Investor service fees	3,027
Portfolio accounting fees	1,211
Fund shares redeemed	273
Trustees’ fees*	161
Miscellaneous	21,947
Total liabilities	495,400
Commitments and contingent liabilities (Note 9)	—
Net assets	$14,819,556

Net assets consist of:
Paid in capital	$7,577,148
Total distributable earnings (loss)	7,242,408
Net assets	$14,819,556
Capital shares outstanding	195,292
Net asset value per share	$75.88

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends	$167,001
Interest	9
Income from securities lending, net	106
Total investment income	167,116

Expenses:
Management fees	62,024
Investor service fees	18,243
Transfer agent and administrative fees	24,209
Professional fees	8,379
Portfolio accounting fees	7,297
Trustees’ fees*	1,491
Custodian fees	1,042
Miscellaneous	1,351
Total expenses	124,036
Net investment income	43,080

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	481,295
Net realized gain	481,295
Net change in unrealized appreciation (depreciation) on:
Investments	446,009
Net change in unrealized appreciation (depreciation)	446,009
Net realized and unrealized gain	927,304
Net increase in net assets resulting from operations	$970,384

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$43,080	$117,764
Net realized gain on investments	481,295	539,920
Net change in unrealized appreciation (depreciation) on investments	446,009	194,302
Net increase in net assets resulting from operations	970,384	851,986

Distributions to shareholders	—	(384,959)

Capital share transactions:
Proceeds from sale of shares	12,587,873	21,469,149
Distributions reinvested	—	384,959
Cost of shares redeemed	(14,525,755)	(25,139,935)
Net decrease from capital share transactions	(1,937,882)	(3,285,827)
Net decrease in net assets	(967,498)	(2,818,800)

Net assets:
Beginning of period	15,787,054	18,605,854
End of period	$14,819,556	$15,787,054

Capital share activity:
Shares sold	168,233	331,860
Shares issued from reinvestment of distributions	—	6,054
Shares redeemed	(195,682)	(391,088)
Net decrease in shares	(27,449)	(53,174)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$70.88	$67.43	$55.78	$66.30	$61.79	$61.56
Income (loss) from investment operations:
Net investment income (loss)[b]	.22	.51	.56	.70	.17	.44
Net gain (loss) on investments (realized and unrealized)	4.78	4.44	11.84	(8.51)	6.79	3.10
Total from investment operations	5.00	4.95	12.40	(7.81)	6.96	3.54
Less distributions from:
Net investment income	—	(.59)	(.60)	(.45)	(.64)	(.42)
Net realized gains	—	(.91)	(.15)	(2.26)	(1.81)	(2.89)
Total distributions	—	(1.50)	(.75)	(2.71)	(2.45)	(3.31)
Net asset value, end of period	$75.88	$70.88	$67.43	$55.78	$66.30	$61.79

Total Return[c]	7.05%	7.58%	22.33%	(12.12%)	11.53%	5.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,820	$15,787	$18,606	$13,121	$16,024	$18,410
Ratios to average net assets:
Net investment income (loss)	0.59%	0.79%	0.88%	1.14%	0.27%	0.68%
Total expenses	1.70%	1.82%	1.82%	1.72%	1.70%	1.65%
Portfolio turnover rate	84%	155%	177%	176%	133%	161%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: August 3, 2001

Ten Largest Holdings (% of Total Net Assets)
NVIDIA Corp.	8.5%
Intel Corp.	5.5%
Broadcom, Inc.	5.2%
Texas Instruments, Inc.	5.0%
QUALCOMM, Inc.	4.8%
Applied Materials, Inc.	4.3%
Advanced Micro Devices, Inc.	4.2%
Micron Technology, Inc.	3.7%
Lam Research Corp.	3.6%
Analog Devices, Inc.	3.0%
Top Ten Total	47.8%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Electronics Fund	17.65%	69.08%	32.83%	19.38%
S&P 500 Information Technology Index	13.76%	42.40%	31.21%	21.99%
S&P 500 Index	15.25%	40.79%	17.65%	14.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
ELECTRONICS FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Semiconductors - 88.8%
NVIDIA Corp.	1,282	$1,025,728
Intel Corp.	11,795	662,171
Broadcom, Inc.	1,310	624,660
Texas Instruments, Inc.	3,113	598,630
QUALCOMM, Inc.	4,052	579,152
Applied Materials, Inc.	3,621	515,630
Advanced Micro Devices, Inc.*	5,321	499,802
Micron Technology, Inc.*	5,234	444,785
Lam Research Corp.	662	430,763
Analog Devices, Inc.	2,091	359,987
Taiwan Semiconductor Manufacturing Company Ltd. ADR	2,983	358,437
KLA Corp.	974	315,781
Marvell Technology, Inc.	5,412	315,682
NXP Semiconductor N.V.	1,465	301,380
Microchip Technology, Inc.	1,893	283,458
Xilinx, Inc.	1,913	276,696
Skyworks Solutions, Inc.	1,373	263,273
Maxim Integrated Products, Inc.	2,270	239,167
ASML Holding N.V. — Class G	332	229,359
Qorvo, Inc.*	1,105	216,193
Teradyne, Inc.	1,590	212,996
Monolithic Power Systems, Inc.	504	188,219
Entegris, Inc.	1,493	183,594
ON Semiconductor Corp.*	4,768	182,519
Cree, Inc.*	1,558	152,575
MKS Instruments, Inc.	788	140,225
Lattice Semiconductor Corp.*	2,285	128,371
STMicroelectronics N.V. — Class Y	3,387	123,219
Silicon Laboratories, Inc.*	787	120,608
Brooks Automation, Inc.	1,228	117,004
Synaptics, Inc.*	686	106,728
Cirrus Logic, Inc.*	1,187	101,038
Power Integrations, Inc.	1,204	98,800
Semtech Corp.*	1,393	95,838
CMC Materials, Inc.	617	93,007
Ambarella, Inc.*	843	89,889
Total Semiconductors		10,675,364

Energy-Alternate Sources - 8.2%
Enphase Energy, Inc.*	1,285	235,965
JinkoSolar Holding Company Ltd. ADR*,1	3,126	175,118
SolarEdge Technologies, Inc.*	632	174,666
First Solar, Inc.*	1,633	147,803
Canadian Solar, Inc.*,1	3,233	144,968
SunPower Corp. — Class A*,1	3,566	104,198
Total Energy-Alternate Sources		982,718

Chemicals - 1.2%
Daqo New Energy Corp. ADR*	2,353	152,992

Electrical Components & Equipment - 1.2%
Universal Display Corp.	657	146,071

Total Common Stocks
(Cost $3,351,204)		11,957,145

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	$45,023	45,023
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	17,725	17,725
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	17,378	17,378
Total Repurchase Agreements
(Cost $80,126)		80,126

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.9%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	225,481	225,481
Total Securities Lending Collateral
(Cost $225,481)		225,481

Total Investments - 102.0%
(Cost $3,656,811)		$12,262,752
Other Assets & Liabilities, net - (2.0)%		(243,059)
Total Net Assets - 100.0%		$12,019,693

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2021.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
ELECTRONICS FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$11,957,145	$—	$—	$11,957,145
Repurchase Agreements	—	80,126	—	80,126
Securities Lending Collateral	225,481	—	—	225,481
Total Assets	$12,182,626	$80,126	$—	$12,262,752

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

ELECTRONICS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments, at value - including $212,588 of securities loaned (cost $3,576,685)	$12,182,626
Repurchase agreements, at value (cost $80,126)	80,126
Receivables:
Fund shares sold	568,270
Dividends	3,067
Securities lending income	40
Total assets	12,834,129

Liabilities:
Payable for:
Securities purchased	519,663
Return of securities lending collateral	225,481
Fund shares redeemed	39,077
Management fees	7,329
Transfer agent and administrative fees	2,319
Investor service fees	2,155
Portfolio accounting fees	862
Trustees’ fees*	128
Miscellaneous	17,422
Total liabilities	814,436
Commitments and contingent liabilities (Note 9)	—
Net assets	$12,019,693

Net assets consist of:
Paid in capital	$2,065,323
Total distributable earnings (loss)	9,954,370
Net assets	$12,019,693
Capital shares outstanding	62,913
Net asset value per share	$191.05

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends (net of foreign withholding tax of $247)	$53,566
Interest	11
Income from securities lending, net	167
Total investment income	53,744

Expenses:
Management fees	52,219
Investor service fees	15,358
Transfer agent and administrative fees	20,200
Professional fees	8,582
Portfolio accounting fees	6,143
Trustees’ fees*	1,164
Custodian fees	869
Line of credit fees	17
Miscellaneous	94
Total expenses	104,646
Net investment loss	(50,902)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,417,139
Net realized gain	1,417,139
Net change in unrealized appreciation (depreciation) on:
Investments	429,402
Net change in unrealized appreciation (depreciation)	429,402
Net realized and unrealized gain	1,846,541
Net increase in net assets resulting from operations	$1,795,639

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(50,902)	$(57,633)
Net realized gain on investments	1,417,139	1,465,750
Net change in unrealized appreciation (depreciation) on investments	429,402	2,593,723
Net increase in net assets resulting from operations	1,795,639	4,001,840

Distributions to shareholders	—	(143,071)

Capital share transactions:
Proceeds from sale of shares	9,881,516	15,132,392
Distributions reinvested	—	143,071
Cost of shares redeemed	(11,808,069)	(18,276,966)
Net decrease from capital share transactions	(1,926,553)	(3,001,503)
Net increase (decrease) in net assets	(130,914)	857,266

Net assets:
Beginning of period	12,150,607	11,293,341
End of period	$12,019,693	$12,150,607

Capital share activity:
Shares sold	55,707	130,397
Shares issued from reinvestment of distributions	—	1,197
Shares redeemed	(67,618)	(163,470)
Net decrease in shares	(11,911)	(31,876)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$162.39	$105.84	$67.30	$79.89	$60.95	$49.03
Income (loss) from investment operations:
Net investment income (loss)[b]	(.72)	(.73)	(.20)	(.07)	(.34)	(.07)
Net gain (loss) on investments (realized and unrealized)	29.38	59.27	39.89	(9.54)	19.28	11.99
Total from investment operations	28.66	58.54	39.69	(9.61)	18.94	11.92
Less distributions from:
Net realized gains	—	(1.99)	(1.15)	(2.98)	—	—
Total distributions	—	(1.99)	(1.15)	(2.98)	—	—
Net asset value, end of period	$191.05	$162.39	$105.84	$67.30	$79.89	$60.95

Total Return[c]	17.65%	55.96%	59.28%	(12.71%)	31.06%	24.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,020	$12,151	$11,293	$4,860	$11,236	$8,709
Ratios to average net assets:
Net investment income (loss)	(0.83%)	(0.62%)	(0.23%)	(0.09%)	(0.48%)	(0.14%)
Total expenses	1.70%	1.82%	1.82%	1.71%	1.70%	1.66%
Portfolio turnover rate	79%	158%	208%	248%	327%	362%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy (“Energy Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	8.1%
Chevron Corp.	6.9%
ConocoPhillips	4.5%
EOG Resources, Inc.	3.5%
Schlumberger N.V.	3.3%
Kinder Morgan, Inc.	3.2%
Pioneer Natural Resources Co.	3.2%
Marathon Petroleum Corp.	3.1%
Phillips 66	3.0%
Occidental Petroleum Corp.	2.8%
Top Ten Total	41.6%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Energy Fund	47.71%	61.06%	(3.73%)	(5.05%)
S&P 500 Energy Index	45.64%	49.38%	(0.80%)	(0.02%)
S&P 500 Index	15.25%	40.79%	17.65%	14.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
ENERGY FUND

	Shares	Value
COMMON STOCKS† - 99.8%

Oil & Gas - 71.7%
Exxon Mobil Corp.	28,566	$1,801,943
Chevron Corp.	14,687	1,538,316
ConocoPhillips	16,529	1,006,616
EOG Resources, Inc.	9,254	772,154
Pioneer Natural Resources Co.	4,306	699,811
Marathon Petroleum Corp.	11,317	683,773
Phillips 66	7,768	666,650
Occidental Petroleum Corp.	19,878	621,585
Valero Energy Corp.	7,883	615,505
Hess Corp.	6,559	572,732
Devon Energy Corp.	17,125	499,879
Diamondback Energy, Inc.	4,988	468,323
Continental Resources, Inc.	11,326	430,728
Petroleo Brasileiro S.A. ADR	34,658	423,867
Texas Pacific Land Corp.	250	399,935
BP plc ADR	13,401	354,054
Ovintiv, Inc.	10,290	323,826
APA Corp.	14,623	316,296
Cimarex Energy Co.	4,325	313,346
Cabot Oil & Gas Corp. — Class A	17,326	302,512
Equities Corp.*	12,761	284,060
Royal Dutch Shell plc — Class A ADR[1]	6,282	253,793
HollyFrontier Corp.	7,584	249,514
Matador Resources Co.	6,540	235,505
PDC Energy, Inc.	5,051	231,285
Suncor Energy, Inc.	8,845	212,015
Murphy Oil Corp.	8,906	207,332
Helmerich & Payne, Inc.	6,348	207,135
SM Energy Co.	8,176	201,375
Callon Petroleum Co.*,1	3,390	195,569
Canadian Natural Resources Ltd.	5,206	188,874
CNX Resources Corp.*	13,820	188,781
PBF Energy, Inc. — Class A*	9,490	145,197
Delek US Holdings, Inc.	6,440	139,233
Equinor ASA ADR[1]	5,965	126,458
Total Oil & Gas		15,877,977

Pipelines - 14.6%
Kinder Morgan, Inc.	38,446	700,870
Williams Companies, Inc.	23,220	616,491
ONEOK, Inc.	9,919	551,893
Cheniere Energy, Inc.*	5,919	513,414
Targa Resources Corp.	7,765	345,154
Enbridge, Inc.	5,670	227,027
TC Energy Corp.	4,056	200,853
Pembina Pipeline Corp.	2,780	88,321
Total Pipelines		3,244,023

Oil & Gas Services - 10.2%
Schlumberger N.V.	22,684	726,115
Baker Hughes Co.	22,788	521,162
Halliburton Co.	21,638	500,270
NOV, Inc.*	17,069	261,497
ChampionX Corp.*	9,475	243,034
Total Oil & Gas Services		2,252,078

Energy-Alternate Sources - 1.4%
Renewable Energy Group, Inc.*	2,900	180,786
Green Plains, Inc.*	4,050	136,161
Total Energy-Alternate Sources		316,947

Mining - 0.7%
Cameco Corp.	8,350	160,153

Retail - 0.7%
World Fuel Services Corp.	4,794	152,114

Metal Fabricate & Hardware - 0.5%
Tenaris S.A. ADR	4,543	99,492

Total Common Stocks
(Cost $15,189,328)		22,102,784

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	$74,142	74,142
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	29,190	29,190
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	28,617	28,617
Total Repurchase Agreements
(Cost $131,949)		131,949

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	399,673	399,673
Total Securities Lending Collateral
(Cost $399,673)		399,673

Total Investments - 102.2%
(Cost $15,720,950)		$22,634,406
Other Assets & Liabilities, net - (2.2)%		(485,769)
Total Net Assets - 100.0%		$22,148,637

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
ENERGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$22,102,784	$—	$—	$22,102,784
Repurchase Agreements	—	131,949	—	131,949
Securities Lending Collateral	399,673	—	—	399,673
Total Assets	$22,502,457	$131,949	$—	$22,634,406

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments, at value - including $395,960 of securities loaned (cost $15,589,001)	$22,502,457
Repurchase agreements, at value (cost $131,949)	131,949
Cash	931
Receivables:
Dividends	9,937
Fund shares sold	9,419
Securities lending income	171
Total assets	22,654,864

Liabilities:
Payable for:
Return of securities lending collateral	399,673
Fund shares redeemed	64,314
Management fees	14,712
Transfer agent and administrative fees	4,656
Investor service fees	4,327
Portfolio accounting fees	1,731
Trustees’ fees*	120
Miscellaneous	16,694
Total liabilities	506,227
Commitments and contingent liabilities (Note 9)	—
Net assets	$22,148,637

Net assets consist of:
Paid in capital	$25,618,387
Total distributable earnings (loss)	(3,469,750)
Net assets	$22,148,637
Capital shares outstanding	130,402
Net asset value per share	$169.85

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends (net of foreign withholding tax of $2,722)	$247,791
Interest	7
Income from securities lending, net	320
Total investment income	248,118

Expenses:
Management fees	63,262
Investor service fees	18,606
Transfer agent and administrative fees	22,581
Professional fees	8,937
Portfolio accounting fees	7,442
Custodian fees	978
Trustees’ fees*	724
Line of credit fees	16
Miscellaneous	3,570
Total expenses	126,116
Net investment income	122,002

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(98,653)
Net realized loss	(98,653)
Net change in unrealized appreciation (depreciation) on:
Investments	4,349,746
Net change in unrealized appreciation (depreciation)	4,349,746
Net realized and unrealized gain	4,251,093
Net increase in net assets resulting from operations	$4,373,095

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$122,002	$133,468
Net realized loss on investments	(98,653)	(1,040,480)
Net change in unrealized appreciation (depreciation) on investments	4,349,746	(1,447,830)
Net increase (decrease) in net assets resulting from operations	4,373,095	(2,354,842)

Distributions to shareholders	—	(99,610)

Capital share transactions:
Proceeds from sale of shares	34,068,433	19,419,055
Distributions reinvested	—	99,610
Cost of shares redeemed	(22,481,568)	(20,641,084)
Net increase (decrease) from capital share transactions	11,586,865	(1,122,419)
Net increase (decrease) in net assets	15,959,960	(3,576,871)

Net assets:
Beginning of period	6,188,677	9,765,548
End of period	$22,148,637	$6,188,677

Capital share activity:
Shares sold	229,925	188,405
Shares issued from reinvestment of distributions	—	921
Shares redeemed	(153,342)	(190,712)
Net increase (decrease) in shares	76,583	(1,386)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020[d]	Year Ended December 31, 2019[d]	Year Ended December 31, 2018[d]	Year Ended December 31, 2017[d]	Year Ended December 31, 2016[d,e]
Per Share Data
Net asset value, beginning of period	$114.99	$176.90	$165.96	$223.73	$240.28	$184.29
Income (loss) from investment operations:
Net investment income (loss)[b]	1.23	.96	1.71	.12	1.59	.24
Net gain (loss) on investments (realized and unrealized)	53.63	(62.41)	9.62	(56.84)	(16.85)	56.17
Total from investment operations	54.86	(61.45)	11.33	(56.72)	(15.26)	56.41
Less distributions from:
Net investment income	—	(.46)	(.39)	(1.05)	(1.29)	(.42)
Total distributions	—	(.46)	(.39)	(1.05)	(1.29)	(.42)
Net asset value, end of period	$169.85	$114.99	$176.90	$165.96	$223.73	$240.28

Total Return[c]	47.71%	(34.17%)	6.81%	(25.49%)	(6.26%)	31.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,149	$6,189	$9,766	$9,672	$17,318	$28,117
Ratios to average net assets:
Net investment income (loss)	1.64%	2.04%	0.97%	0.06%	0.75%	0.42%
Total expenses	1.69%	1.82%	1.83%	1.72%	1.70%	1.66%
Portfolio turnover rate	152%	317%	114%	490%	573%	293%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Reverse share split — Per share amounts for the years presented through December 31, 2020 have been restated to reflect a 1:3 reverse share split effective August 24, 2020.
[e]	Reverse share split — Per share amounts for the year ended December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Schlumberger N.V.	14.9%
Baker Hughes Co.	10.7%
Halliburton Co.	10.3%
NOV, Inc.	5.4%
ChampionX Corp.	5.2%
Helmerich & Payne, Inc.	4.7%
Cactus, Inc. — Class A	3.9%
Liberty Oilfield Services, Inc. — Class A	3.9%
TechnipFMC plc	3.5%
Patterson-UTI Energy, Inc.	3.4%
Top Ten Total	65.9%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Energy Services Fund	34.48%	76.44%	(15.57%)	(13.84%)
S&P 500 Energy Index	45.64%	49.38%	(0.80%)	(0.02%)
S&P 500 Index	15.25%	40.79%	17.65%	14.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
ENERGY SERVICES FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Oil & Gas Services - 78.3%
Schlumberger N.V.	59,011	$1,888,942
Baker Hughes Co.	59,263	1,355,345
Halliburton Co.	56,276	1,301,101
NOV, Inc.*	44,391	680,070
ChampionX Corp.*	25,836	662,693
Liberty Oilfield Services, Inc. — Class A*	35,016	495,827
TechnipFMC plc*	49,339	446,518
Oceaneering International, Inc.*	24,666	384,050
Archrock, Inc.	41,013	365,426
Dril-Quip, Inc.*	9,639	326,087
DMC Global, Inc.*	5,721	321,577
US Silica Holdings, Inc.*	25,469	294,422
Core Laboratories N.V.	7,297	284,218
ProPetro Holding Corp.*	30,886	282,916
Bristow Group, Inc.*	10,175	260,582
Oil States International, Inc.*	27,363	214,799
Solaris Oilfield Infrastructure, Inc. — Class A	21,789	212,225
Matrix Service Co.*	15,044	157,962
Total Oil & Gas Services		9,934,760

Oil & Gas - 10.4%
Helmerich & Payne, Inc.	18,153	592,332
Patterson-UTI Energy, Inc.	42,890	426,327
Nabors Industries Ltd.*	2,601	297,138
Total Oil & Gas		1,315,797

Machinery-Diversified - 3.9%
Cactus, Inc. — Class A	13,532	496,895

Metal Fabricate & Hardware - 2.7%
Tenaris S.A. ADR	15,863	347,399

Retail - 2.5%
Aspen Aerogels, Inc.*	10,760	321,939

Transportation - 1.6%
Tidewater, Inc.*	17,194	207,188

Total Common Stocks
(Cost $9,550,643)		12,623,978

WARRANTS† - 0.1%
Nabors Industries Ltd.
Expiring 06/11/26	992	9,920
Total Warrants
(Cost $—)		9,920

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.6%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	$41,109	41,109
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	16,185	16,185
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	15,867	15,867
Total Repurchase Agreements
(Cost $73,161)		73,161

Total Investments - 100.1%
(Cost $9,623,804)		$12,707,059
Other Assets & Liabilities, net - (0.1)%		(14,276)
Total Net Assets - 100.0%		$12,692,783

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
ENERGY SERVICES FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$12,623,978	$—	$—	$12,623,978
Warrants	9,920	—	—	9,920
Repurchase Agreements	—	73,161	—	73,161
Total Assets	$12,633,898	$73,161	$—	$12,707,059

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments, at value (cost $9,550,643)	$12,633,898
Repurchase agreements, at value (cost $73,161)	73,161
Receivables:
Fund shares sold	608,316
Dividends	6,238
Total assets	13,321,613

Liabilities:
Payable for:
Securities purchased	603,268
Management fees	8,818
Transfer agent and administrative fees	2,791
Investor service fees	2,594
Portfolio accounting fees	1,037
Fund shares redeemed	719
Trustees’ fees*	69
Miscellaneous	9,534
Total liabilities	628,830
Commitments and contingent liabilities (Note 9)	—
Net assets	$12,692,783

Net assets consist of:
Paid in capital	$21,340,747
Total distributable earnings (loss)	(8,647,964)
Net assets	$12,692,783
Capital shares outstanding	50,149
Net asset value per share	$253.10

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends (net of foreign withholding tax of $15)	$109,256
Interest	5
Income from securities lending, net	37
Total investment income	109,298

Expenses:
Management fees	35,866
Investor service fees	10,549
Transfer agent and administrative fees	12,797
Professional fees	6,060
Portfolio accounting fees	4,219
Custodian fees	555
Trustees’ fees*	417
Miscellaneous	1,002
Total expenses	71,465
Net investment income	37,833

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(69,287)
Net realized loss	(69,287)
Net change in unrealized appreciation (depreciation) on:
Investments	1,837,810
Net change in unrealized appreciation (depreciation)	1,837,810
Net realized and unrealized gain	1,768,523
Net increase in net assets resulting from operations	$1,806,356

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$37,833	$13,358
Net realized loss on investments	(69,287)	(1,587,927)
Net change in unrealized appreciation (depreciation) on investments	1,837,810	276,831
Net increase (decrease) in net assets resulting from operations	1,806,356	(1,297,738)

Distributions to shareholders	—	(20,199)

Capital share transactions:
Proceeds from sale of shares	24,240,221	23,713,509
Distributions reinvested	—	20,199
Cost of shares redeemed	(17,178,885)	(21,836,022)
Net increase from capital share transactions	7,061,336	1,897,686
Net increase in net assets	8,867,692	579,749

Net assets:
Beginning of period	3,825,091	3,245,342
End of period	$12,692,783	$3,825,091

Capital share activity:
Shares sold	104,390	150,113
Shares issued from reinvestment of distributions	—	132
Shares redeemed	(74,564)	(140,635)
Net increase in shares	29,826	9,610

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020[e]	Year Ended December 31, 2019[e]	Year Ended December 31, 2018[e]	Year Ended December 31, 2017[e]	Year Ended December 31, 2016[d,e]
Per Share Data
Net asset value, beginning of period	$188.21	$302.92	$303.11	$575.98	$708.02	$580.00
Income (loss) from investment operations:
Net investment income (loss)[b]	1.06	.11	1.50	(.70)	11.10	(.30)
Net gain (loss) on investments (realized and unrealized)	63.83	(114.69)	(1.69)	(254.57)	(143.14)	129.22
Total from investment operations	64.89	(114.58)	(.19)	(255.27)	(132.04)	128.92
Less distributions from:
Net investment income	—	(.13)	—	(17.60)	—	(.90)
Total distributions	—	(.13)	—	(17.60)	—	(.90)
Net asset value, end of period	$253.10	$188.21	$302.92	$303.11	$575.98	$708.02

Total Return[c]	34.48%	(37.33%)	(0.07%)	(45.65%)	(18.64%)	23.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,693	$3,825	$3,245	$3,492	$9,047	$13,770
Ratios to average net assets:
Net investment income (loss)	0.90%	0.44%	0.45%	(0.13%)	1.92%	(0.26%)
Total expenses	1.69%	1.82%	1.83%	1.71%	1.70%	1.66%
Portfolio turnover rate	191%	817%	423%	331%	338%	291%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Reverse share split — Per share amounts for the year ended December 31, 2016 have been restated to reflect a 1:6 share split effective December 1, 2016.
[e]	Reverse share split — Per share amounts for the years presented through December 31, 2020 have been restated to reflect a 1:10 reverse share split effective August 24, 2020.

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the financial services sector (“Financial Services Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 20, 2001

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	2.9%
JPMorgan Chase & Co.	2.6%
Bank of America Corp.	2.2%
Wells Fargo & Co.	1.6%
Morgan Stanley	1.6%
Citigroup, Inc.	1.4%
Goldman Sachs Group, Inc.	1.4%
Charles Schwab Corp.	1.4%
American Express Co.	1.4%
BlackRock, Inc. — Class A	1.4%
Top Ten Total	17.9%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Financial Services Fund	23.63%	52.15%	13.13%	10.30%
S&P 500 Financials Index	25.69%	61.77%	17.05%	13.71%
S&P 500 Index	15.25%	40.79%	17.65%	14.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
FINANCIAL SERVICES FUND

	Shares	Value
COMMON STOCKS† - 99.6%

REITs - 28.3%
American Tower Corp. — Class A	865	$233,671
Prologis, Inc.	1,648	196,985
Crown Castle International Corp.	994	193,929
Equinix, Inc.	229	183,795
Public Storage	519	156,058
Simon Property Group, Inc.	1,070	139,614
Digital Realty Trust, Inc.	912	137,219
Welltower, Inc.	1,527	126,894
SBA Communications Corp.	395	125,886
AvalonBay Communities, Inc.	552	115,197
Equity Residential	1,456	112,112
Alexandria Real Estate Equities, Inc.	616	112,075
Weyerhaeuser Co.	3,143	108,182
Realty Income Corp.	1,569	104,715
Extra Space Storage, Inc.	610	99,930
Invitation Homes, Inc.	2,613	97,439
Ventas, Inc.	1,706	97,413
Mid-America Apartment Communities, Inc.	550	92,631
Essex Property Trust, Inc.	306	91,803
Sun Communities, Inc.	532	91,185
Healthpeak Properties, Inc.	2,662	88,618
Duke Realty Corp.	1,857	87,929
Boston Properties, Inc.	763	87,432
VICI Properties, Inc.	2,728	84,623
UDR, Inc.	1,643	80,474
WP Carey, Inc.	1,041	77,679
Equity LifeStyle Properties, Inc.	1,040	77,282
Camden Property Trust	574	76,153
American Homes 4 Rent — Class A	1,933	75,097
Host Hotels & Resorts, Inc.*	4,214	72,017
Medical Properties Trust, Inc.	3,558	71,516
Regency Centers Corp.	1,082	69,324
Gaming and Leisure Properties, Inc.	1,492	69,124
Lamar Advertising Co. — Class A	660	68,917
VEREIT, Inc.	1,475	67,747
Americold Realty Trust	1,722	65,178
CubeSmart	1,395	64,616
STORE Capital Corp.	1,866	64,396
CyrusOne, Inc.	886	63,367
Federal Realty Investment Trust	540	63,272
AGNC Investment Corp.	3,722	62,865
Vornado Realty Trust	1,337	62,398
Omega Healthcare Investors, Inc.	1,703	61,802
Life Storage, Inc.	575	61,726
National Retail Properties, Inc.	1,278	59,913
Kilroy Realty Corp.	860	59,890
Rexford Industrial Realty, Inc.	1,047	59,627
CoreSite Realty Corp.	412	55,455
Brixmor Property Group, Inc.	2,404	55,028
First Industrial Realty Trust, Inc.	1,046	54,633
EastGroup Properties, Inc.	330	54,268
American Campus Communities, Inc.	1,135	53,027
SL Green Realty Corp.	633	50,640
Douglas Emmett, Inc.	1,497	50,329
Healthcare Trust of America, Inc. — Class A	1,845	49,261
QTS Realty Trust, Inc. — Class A	631	48,776
Agree Realty Corp.	655	46,171
Healthcare Realty Trust, Inc.	1,434	43,307
Hudson Pacific Properties, Inc.	1,530	42,565
Total REITs		5,123,175

Banks - 25.5%
JPMorgan Chase & Co.	2,993	465,531
Bank of America Corp.	9,826	405,126
Wells Fargo & Co.	6,585	298,235
Morgan Stanley	3,082	282,589
Citigroup, Inc.	3,666	259,369
Goldman Sachs Group, Inc.	661	250,869
U.S. Bancorp	3,467	197,515
PNC Financial Services Group, Inc.	1,018	194,194
Truist Financial Corp.	3,332	184,926
Bank of New York Mellon Corp.	2,821	144,520
First Republic Bank	663	124,094
SVB Financial Group*	212	117,963
State Street Corp.	1,373	112,970
Fifth Third Bancorp	2,886	110,332
Northern Trust Corp.	910	105,214
Huntington Bancshares, Inc.	7,001	99,904
KeyCorp	4,610	95,196
Citizens Financial Group, Inc.	2,056	94,309
Regions Financial Corp.	4,661	94,059
ICICI Bank Ltd. ADR*	5,370	91,827
M&T Bank Corp.	628	91,255
Royal Bank of Canada	860	87,127
HDFC Bank Ltd. ADR*	1,190	87,013
Toronto-Dominion Bank	1,232	86,302
Bank of Nova Scotia	1,280	83,290
Signature Bank	328	80,573
HSBC Holdings plc ADR	2,551	73,596
East West Bancorp, Inc.	960	68,822
Western Alliance Bancorporation	710	65,923
First Horizon Corp.	3,808	65,802
Zions Bancorp North America	1,195	63,168
Silvergate Capital Corp. — Class A*	340	38,529
Total Banks		4,620,142

Insurance - 21.7%
Berkshire Hathaway, Inc. — Class B*	1,923	534,440
Marsh & McLennan Companies, Inc.	1,292	181,759
Progressive Corp.	1,695	166,466
Chubb Ltd.	1,016	161,483
Aon plc — Class A	661	157,820
Willis Towers Watson plc	669	153,883
MetLife, Inc.	2,549	152,558
Prudential Financial, Inc.	1,323	135,568
Allstate Corp.	1,027	133,962
American International Group, Inc.	2,812	133,851
Travelers Companies, Inc.	866	129,649
Aflac, Inc.	2,391	128,301
Arthur J Gallagher & Co.	817	114,445

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
FINANCIAL SERVICES FUND

	Shares	Value
Hartford Financial Services Group, Inc.	1,593	$98,718
Everest Re Group Ltd.	378	95,260
Markel Corp.*	80	94,937
Athene Holding Ltd. — Class A*	1,378	93,015
Arch Capital Group Ltd.*	2,350	91,509
Cincinnati Financial Corp.	783	91,313
RenaissanceRe Holdings Ltd.	601	89,441
Principal Financial Group, Inc.	1,408	88,972
Brown & Brown, Inc.	1,553	82,526
Loews Corp.	1,473	80,499
Equitable Holdings, Inc.	2,510	76,430
Fidelity National Financial, Inc.	1,697	73,752
Lincoln National Corp.	1,173	73,711
American Financial Group, Inc.	559	69,719
Assurant, Inc.	421	65,752
Globe Life, Inc.	690	65,723
Reinsurance Group of America, Inc. — Class A	510	58,140
Lemonade, Inc.*	530	57,987
Voya Financial, Inc.	942	57,933
First American Financial Corp.	880	54,868
Unum Group	1,805	51,262
MGIC Investment Corp.	3,312	45,043
Brookfield Asset Management Reinsurance Partners Ltd. — Class A*	13	668
Total Insurance		3,941,363

Diversified Financial Services - 16.8%
Charles Schwab Corp.	3,426	249,447
American Express Co.	1,492	246,523
BlackRock, Inc. — Class A	280	244,992
CME Group, Inc. — Class A	865	183,968
Capital One Financial Corp.	1,149	177,739
Intercontinental Exchange, Inc.	1,487	176,507
Futu Holdings Ltd. ADR*	910	162,972
T. Rowe Price Group, Inc.	732	144,914
Rocket Companies, Inc. — Class A	6,719	130,013
Discover Financial Services	1,081	127,871
Synchrony Financial	2,344	113,731
Apollo Global Management, Inc.	1,828	113,701
Nasdaq, Inc.	640	112,512
Ameriprise Financial, Inc.	385	95,819
Tradeweb Markets, Inc. — Class A	1,114	94,200
Ally Financial, Inc.	1,815	90,460
Franklin Resources, Inc.	2,648	84,709
Cboe Global Markets, Inc.	641	76,311
Invesco Ltd.	2,759	73,748
LPL Financial Holdings, Inc.	505	68,165
Jefferies Financial Group, Inc.	1,920	65,664
Credit Acceptance Corp.*,1	129	58,580
SLM Corp.	2,693	56,391
Evercore, Inc. — Class A	380	53,493
LendingTree, Inc.*	170	36,020
Total Diversified Financial Services		3,038,450

Private Equity - 3.1%
Blackstone Group, Inc. — Class A	2,351	228,376
KKR & Company, Inc. — Class A	2,614	154,853
Brookfield Asset Management, Inc. — Class A	1,753	89,368
Carlyle Group, Inc.	1,880	87,383
Total Private Equity		559,980

Commercial Services - 2.7%
S&P Global, Inc.	525	215,486
Moody’s Corp.	491	177,924
MarketAxess Holdings, Inc.	193	89,473
Total Commercial Services		482,883

Software - 0.8%
MSCI, Inc. — Class A	270	143,931

Media - 0.4%
FactSet Research Systems, Inc.	232	77,861

Savings & Loans - 0.3%
People’s United Financial, Inc.	3,318	56,870

Total Common Stocks
(Cost $11,438,678)		18,044,655

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	$63,776	63,776
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	25,108	25,108
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	24,616	24,616
Total Repurchase Agreements
(Cost $113,500)		113,500

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	41,423	41,423
Total Securities Lending Collateral
(Cost $41,423)		41,423

Total Investments - 100.4%
(Cost $11,593,601)		$18,199,578
Other Assets & Liabilities, net - (0.4)%		(73,224)
Total Net Assets - 100.0%		$18,126,354

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
FINANCIAL SERVICES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$18,044,655	$—	$—	$18,044,655
Repurchase Agreements	—	113,500	—	113,500
Securities Lending Collateral	41,423	—	—	41,423
Total Assets	$18,086,078	$113,500	$—	$18,199,578

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments, at value - including $40,870 of securities loaned (cost $11,480,101)	$18,086,078
Repurchase agreements, at value (cost $113,500)	113,500
Cash	236
Receivables:
Securities sold	616,819
Dividends	32,480
Fund shares sold	9,300
Securities lending income	117
Total assets	18,858,530

Liabilities:
Payable for:
Fund shares redeemed	645,600
Return of securities lending collateral	41,423
Management fees	14,837
Transfer agent and administrative fees	4,696
Investor service fees	4,364
Portfolio accounting fees	1,746
Trustees’ fees*	141
Miscellaneous	19,369
Total liabilities	732,176
Commitments and contingent liabilities (Note 9)	—
Net assets	$18,126,354

Net assets consist of:
Paid in capital	$12,156,481
Total distributable earnings (loss)	5,969,873
Net assets	$18,126,354
Capital shares outstanding	171,440
Net asset value per share	$105.73

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends (net of foreign withholding tax of $256)	$174,185
Interest	9
Income from securities lending, net	247
Total investment income	174,441

Expenses:
Management fees	66,021
Investor service fees	19,418
Transfer agent and administrative fees	24,098
Professional fees	11,865
Portfolio accounting fees	7,767
Custodian fees	1,041
Trustees’ fees*	957
Line of credit fees	17
Miscellaneous	285
Total expenses	131,469
Net investment income	42,972

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	278,100
Net realized gain	278,100
Net change in unrealized appreciation (depreciation) on:
Investments	2,750,398
Net change in unrealized appreciation (depreciation)	2,750,398
Net realized and unrealized gain	3,028,498
Net increase in net assets resulting from operations	$3,071,470

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$42,972	$66,664
Net realized gain on investments	278,100	522,950
Net change in unrealized appreciation (depreciation) on investments	2,750,398	(943,101)
Net increase (decrease) in net assets resulting from operations	3,071,470	(353,487)

Distributions to shareholders	—	(348,018)

Capital share transactions:
Proceeds from sale of shares	16,992,823	25,637,728
Distributions reinvested	—	348,018
Cost of shares redeemed	(12,304,967)	(26,244,148)
Net increase (decrease) from capital share transactions	4,687,856	(258,402)
Net increase (decrease) in net assets	7,759,326	(959,907)

Net assets:
Beginning of period	10,367,028	11,326,935
End of period	$18,126,354	$10,367,028

Capital share activity:
Shares sold	173,026	337,386
Shares issued from reinvestment of distributions	—	4,870
Shares redeemed	(122,811)	(347,179)
Net increase (decrease) in shares	50,215	(4,923)

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[e]
Per Share Data
Net asset value, beginning of period	$85.52	$89.79	$73.46	$84.47	$73.42	$64.46
Income (loss) from investment operations:
Net investment income (loss)[b]	.27	.70	.70	.45	.77	— [c]
Net gain (loss) on investments (realized and unrealized)	19.94	(1.47)	19.67	(10.74)	10.63	9.32
Total from investment operations	20.21	(.77)	20.37	(10.29)	11.40	9.32
Less distributions from:
Net investment income	—	(.74)	(.71)	(.72)	(.35)	(.36)
Net realized gains	—	(2.76)	(3.33)	—	—	—
Total distributions	—	(3.50)	(4.04)	(.72)	(.35)	(.36)
Net asset value, end of period	$105.73	$85.52	$89.79	$73.46	$84.47	$73.42

Total Return[d]	23.63%	(0.11%)	28.08%	(12.28%)	15.57%	15.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,126	$10,367	$11,327	$7,098	$16,357	$16,230
Ratios to average net assets:
Net investment income (loss)	0.55%	0.92%	0.83%	0.54%	1.00%	— [f]
Total expenses	1.69%	1.82%	1.82%	1.72%	1.70%	1.66%
Portfolio turnover rate	78%	339%	218%	403%	364%	329%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net investment income is less than $0.01 per share.
[d]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[e]	Reverse share split — Per share amounts for the year ended December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016.
[f]	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 19, 2001

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	3.1%
UnitedHealth Group, Inc.	2.9%
Eli Lilly & Co.	2.2%
Pfizer, Inc.	2.2%
Abbott Laboratories	2.1%
Thermo Fisher Scientific, Inc.	2.1%
Danaher Corp.	2.1%
Merck & Company, Inc.	2.1%
AbbVie, Inc.	2.1%
Bristol-Myers Squibb Co.	1.8%
Top Ten Total	22.7%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Health Care Fund	12.14%	30.47%	14.44%	13.82%
S&P 500 Health Care Index	11.85%	27.92%	14.06%	15.67%
S&P 500 Index	15.25%	40.79%	17.65%	14.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
HEALTH CARE FUND

	Shares	Value
COMMON STOCKS† - 99.7%

Healthcare-Products - 30.2%
Abbott Laboratories	3,480	$403,436
Thermo Fisher Scientific, Inc.	784	395,504
Danaher Corp.	1,454	390,195
Medtronic plc	2,655	329,565
Intuitive Surgical, Inc.*	319	293,365
Stryker Corp.	1,051	272,976
Edwards Lifesciences Corp.*	2,164	224,125
Boston Scientific Corp.*	4,995	213,586
IDEXX Laboratories, Inc.*	328	207,148
Align Technology, Inc.*	313	191,243
Baxter International, Inc.	2,171	174,766
ResMed, Inc.	679	167,387
Zimmer Biomet Holdings, Inc.	994	159,855
West Pharmaceutical Services, Inc.	399	143,281
10X Genomics, Inc. — Class A*	649	127,087
STERIS plc	616	127,081
Avantor, Inc.*	3,564	126,558
Novocure Ltd.*	549	121,779
Hologic, Inc.*	1,761	117,494
PerkinElmer, Inc.	755	116,580
Bio-Techne Corp.	258	116,167
Insulet Corp.*	421	115,569
QIAGEN N.V.*	2,151	104,065
ABIOMED, Inc.*	332	103,621
Masimo Corp.*	426	103,284
Dentsply Sirona, Inc.	1,598	101,090
Repligen Corp.*	458	91,426
Natera, Inc.*	805	91,392
Henry Schein, Inc.*	1,181	87,618
Penumbra, Inc.*	319	87,425
Hill-Rom Holdings, Inc.	669	75,992
Tandem Diabetes Care, Inc.*	714	69,544
Quidel Corp.*	536	68,672
Nevro Corp.*	406	67,311
Haemonetics Corp.*	788	52,512
iRhythm Technologies, Inc.*	591	39,213
Total Healthcare-Products		5,677,912

Pharmaceuticals - 29.9%
Johnson & Johnson	3,482	573,625
Eli Lilly & Co.	1,812	415,890
Pfizer, Inc.	10,388	406,794
Merck & Company, Inc.	4,995	388,461
AbbVie, Inc.	3,421	385,341
Bristol-Myers Squibb Co.	5,045	337,107
CVS Health Corp.	3,449	287,785
Zoetis, Inc.	1,392	259,413
Cigna Corp.	1,051	249,161
Becton Dickinson and Co.	960	233,462
AstraZeneca plc ADR[1]	3,150	188,685
DexCom, Inc.*	423	180,621
McKesson Corp.	788	150,697
Intellia Therapeutics, Inc.*	823	133,252
AmerisourceBergen Corp. — Class A	1,155	132,236
Jazz Pharmaceuticals plc*	701	124,526
GlaxoSmithKline plc ADR	2,917	116,155
Novartis AG ADR	1,250	114,050
Viatris, Inc.	7,920	113,177
Cardinal Health, Inc.	1,962	112,011
Elanco Animal Health, Inc.*	3,174	110,106
Perrigo Company plc	2,294	105,180
Teva Pharmaceutical Industries Ltd. ADR*	10,447	103,425
PRA Health Sciences, Inc.*	540	89,213
Bausch Health Companies, Inc.*	3,026	88,722
Neurocrine Biosciences, Inc.*	855	83,209
Organon & Co.*	2,475	74,893
Sarepta Therapeutics, Inc.*	871	67,712
Total Pharmaceuticals		5,624,909

Biotechnology - 20.5%
Amgen, Inc.	1,348	328,575
Moderna, Inc.*	1,229	288,790
Gilead Sciences, Inc.	3,768	259,464
Illumina, Inc.*	493	233,293
Regeneron Pharmaceuticals, Inc.*	389	217,272
Vertex Pharmaceuticals, Inc.*	1,023	206,268
Biogen, Inc.*	547	189,410
Alexion Pharmaceuticals, Inc.*	966	177,464
CRISPR Therapeutics AG*	1,057	171,118
Seagen, Inc.*	949	149,828
Royalty Pharma plc — Class A	3,236	132,644
BioNTech SE ADR*	573	128,283
Horizon Therapeutics plc*	1,363	127,631
Exact Sciences Corp.*	1,014	126,050
Alnylam Pharmaceuticals, Inc.*	721	122,224
Incyte Corp.*	1,418	119,296
Novavax, Inc.*	560	118,894
BioMarin Pharmaceutical, Inc.*	1,294	107,971
Guardant Health, Inc.*	788	97,862
Arrowhead Pharmaceuticals, Inc.*	960	79,507
Pacific Biosciences of California, Inc.*	2,260	79,032
Mirati Therapeutics, Inc.*	484	78,181
United Therapeutics Corp.*	432	77,505
Twist Bioscience Corp.*	573	76,352
Exelixis, Inc.*	3,284	59,834
Emergent BioSolutions, Inc.*	805	50,707
Inovio Pharmaceuticals, Inc.*,1	4,250	39,398
Total Biotechnology		3,842,853

Healthcare-Services - 14.9%
UnitedHealth Group, Inc.	1,344	538,191
Anthem, Inc.	703	268,406
HCA Healthcare, Inc.	1,112	229,895
Humana, Inc.	478	211,620
IQVIA Holdings, Inc.*	769	186,344
Centene Corp.*	2,444	178,241
Laboratory Corporation of America Holdings*	534	147,304
Teladoc Health, Inc.*	870	144,672
Charles River Laboratories International, Inc.*	326	120,594

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
HEALTH CARE FUND

	Shares	Value
Catalent, Inc.*	1,083	$117,094
Quest Diagnostics, Inc.	881	116,266
Molina Healthcare, Inc.*	421	106,538
DaVita, Inc.*	808	97,308
Universal Health Services, Inc. — Class B	653	95,619
Syneos Health, Inc.*	962	86,089
Encompass Health Corp.	970	75,689
Invitae Corp.*,1	2,169	73,160
Total Healthcare-Services		2,793,030

Electronics - 2.5%
Agilent Technologies, Inc.	1,253	185,206
Mettler-Toledo International, Inc.*	113	156,543
Waters Corp.*	369	127,530
Total Electronics		469,279

Software - 1.7%
Veeva Systems, Inc. — Class A*	617	191,856
Cerner Corp.	1,704	133,185
Total Software		325,041

Total Common Stocks
(Cost $6,783,142)		18,733,024

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	$52,644	52,644
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	20,726	20,726
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	20,320	20,320
Total Repurchase Agreements
(Cost $93,690)		93,690

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	219,125	219,125
Total Securities Lending Collateral
(Cost $219,125)		219,125

Total Investments - 101.4%
(Cost $7,095,957)		$19,045,839
Other Assets & Liabilities, net - (1.4)%		(264,254)
Total Net Assets - 100.0%		$18,781,585

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$18,733,024	$—	$—	$18,733,024
Repurchase Agreements	—	93,690	—	93,690
Securities Lending Collateral	219,125	—	—	219,125
Total Assets	$18,952,149	$93,690	$—	$19,045,839

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments, at value - including $212,328 of securities loaned (cost $7,002,267)	$18,952,149
Repurchase agreements, at value (cost $93,690)	93,690
Receivables:
Dividends	10,905
Foreign tax reclaims	1,306
Securities lending income	76
Total assets	19,058,126

Liabilities:
Payable for:
Return of securities lending collateral	219,125
Management fees	12,772
Fund shares redeemed	7,247
Transfer agent and administrative fees	4,042
Investor service fees	3,756
Portfolio accounting fees	1,503
Trustees’ fees*	204
Miscellaneous	27,892
Total liabilities	276,541
Commitments and contingent liabilities (Note 9)	—
Net assets	$18,781,585

Net assets consist of:
Paid in capital	$4,614,963
Total distributable earnings (loss)	14,166,622
Net assets	$18,781,585
Capital shares outstanding	193,771
Net asset value per share	$96.93

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends (net of foreign withholding tax of $642)	$100,133
Interest	13
Income from securities lending, net	1,030
Total investment income	101,176

Expenses:
Management fees	79,524
Investor service fees	23,389
Transfer agent and administrative fees	31,105
Professional fees	11,774
Portfolio accounting fees	9,356
Trustees’ fees*	1,931
Custodian fees	1,339
Miscellaneous	854
Total expenses	159,272
Net investment loss	(58,096)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,281,013
Net realized gain	2,281,013
Net change in unrealized appreciation (depreciation) on:
Investments	(54,631)
Net change in unrealized appreciation (depreciation)	(54,631)
Net realized and unrealized gain	2,226,382
Net increase in net assets resulting from operations	$2,168,286

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 59

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(58,096)	$(132,645)
Net realized gain on investments	2,281,013	2,504,759
Net change in unrealized appreciation (depreciation) on investments	(54,631)	645,362
Net increase in net assets resulting from operations	2,168,286	3,017,476

Distributions to shareholders	—	(517,189)

Capital share transactions:
Proceeds from sale of shares	4,858,219	30,417,037
Distributions reinvested	—	517,189
Cost of shares redeemed	(9,293,463)	(31,428,341)
Net decrease from capital share transactions	(4,435,244)	(494,115)
Net increase (decrease) in net assets	(2,266,958)	2,006,172

Net assets:
Beginning of period	21,048,543	19,042,371
End of period	$18,781,585	$21,048,543

Capital share activity:
Shares sold	53,420	394,586
Shares issued from reinvestment of distributions	—	6,559
Shares redeemed	(103,155)	(411,959)
Net decrease in shares	(49,735)	(10,814)

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$86.44	$74.88	$62.38	$62.43	$52.62	$60.47
Income (loss) from investment operations:
Net investment income (loss)[b]	(.28)	(.55)	(.40)	(.48)	(.44)	(.37)
Net gain (loss) on investments (realized and unrealized)	10.77	14.32	14.35	1.33 [d]	12.39	(5.36)
Total from investment operations	10.49	13.77	13.95	.85	11.95	(5.73)
Less distributions from:
Net realized gains	—	(2.21)	(1.45)	(.90)	(2.14)	(2.12)
Total distributions	—	(2.21)	(1.45)	(.90)	(2.14)	(2.12)
Net asset value, end of period	$96.93	$86.44	$74.88	$62.38	$62.43	$52.62

Total Return[c]	12.14%	18.68%	22.57%	1.25%	22.86%	(9.70%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,782	$21,049	$19,042	$20,437	$22,657	$18,778
Ratios to average net assets:
Net investment income (loss)	(0.62%)	(0.71%)	(0.58%)	(0.72%)	(0.73%)	(0.67%)
Total expenses	1.70%	1.82%	1.82%	1.72%	1.70%	1.66%
Portfolio turnover rate	27%	171%	150%	194%	156%	146%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 24, 2001

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	6.3%
Alphabet, Inc. — Class A	6.2%
Facebook, Inc. — Class A	4.8%
Alibaba Group Holding Ltd. ADR	3.5%
PayPal Holdings, Inc.	2.9%
Adobe, Inc.	2.6%
Netflix, Inc.	2.4%
salesforce.com, Inc.	2.3%
Cisco Systems, Inc.	2.3%
Baidu, Inc. ADR	2.0%
Top Ten Total	35.3%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Internet Fund	10.41%	43.52%	25.92%	17.83%
S&P 500 Information Technology Index	13.76%	42.40%	31.21%	21.99%
S&P 500 Index	15.25%	40.79%	17.65%	14.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
INTERNET FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Internet - 61.8%
Amazon.com, Inc.*	251	$863,480
Alphabet, Inc. — Class A*	350	854,626
Facebook, Inc. — Class A*	1,918	666,908
Alibaba Group Holding Ltd. ADR*	2,120	480,774
Netflix, Inc.*	624	329,603
Baidu, Inc. ADR*	1,380	281,382
Snap, Inc. — Class A*	3,269	222,750
Uber Technologies, Inc.*	4,064	203,688
Booking Holdings, Inc.*	89	194,740
Roku, Inc.*	404	185,537
JD.com, Inc. ADR*	2,267	180,929
Pinduoduo, Inc. ADR*	1,328	168,683
DoorDash, Inc. — Class A*	930	165,847
Twitter, Inc.*	2,397	164,938
Shopify, Inc. — Class A*	106	154,864
Pinterest, Inc. — Class A*	1,951	154,031
Sea Ltd. ADR*	554	152,128
eBay, Inc.	2,134	149,828
MercadoLibre, Inc.*	95	147,990
Match Group, Inc.*	886	142,867
Okta, Inc.*	534	130,659
Spotify Technology S.A.*	468	128,976
Vipshop Holdings Ltd. ADR*	6,146	123,412
Chewy, Inc. — Class A*	1,529	121,877
Wayfair, Inc. — Class A*	383	120,917
Zillow Group, Inc. — Class C*	980	119,776
Zillow Group, Inc. — Class A*	972	119,099
Etsy, Inc.*	572	117,740
VeriSign, Inc.*	470	107,014
Farfetch Ltd. — Class A*	2,115	106,511
Expedia Group, Inc.*	622	101,828
Fiverr International Ltd.*	396	96,026
Lyft, Inc. — Class A*	1,564	94,591
Trip.com Group Ltd. ADR*	2,642	93,685
Just Eat Takeaway.com N.V. ADR*	5,101	93,141
Jumia Technologies AG ADR*,1	2,992	90,747
Wix.com Ltd.*	310	89,987
Weibo Corp. ADR*	1,696	89,244
Autohome, Inc. ADR	1,278	81,741
JOYY, Inc. ADR	1,233	81,341
GoDaddy, Inc. — Class A*	925	80,438
IAC*	506	78,010
F5 Networks, Inc.*	373	69,624
Vimeo, Inc.*	1,247	61,103
Anaplan, Inc.*	1,086	57,884
Stitch Fix, Inc. — Class A*	872	52,582
TripAdvisor, Inc.*	1,208	48,682
Overstock.com, Inc.*	460	42,412
Stamps.com, Inc.*	198	39,657
Total Internet		8,504,297

Software - 24.9%
Adobe, Inc.*	616	360,754
salesforce.com, Inc.*	1,286	314,131
Zoom Video Communications, Inc. — Class A*	588	227,574
Activision Blizzard, Inc.	1,908	182,099
Twilio, Inc. — Class A*	457	180,131
Snowflake, Inc. — Class A*	725	175,305
Workday, Inc. — Class A*	678	161,866
DocuSign, Inc.*	572	159,914
Veeva Systems, Inc. — Class A*	468	145,525
Electronic Arts, Inc.	938	134,913
Bilibili, Inc. ADR*	1,033	125,861
NetEase, Inc. ADR	1,028	118,477
HubSpot, Inc.*	190	110,717
MongoDB, Inc.*	269	97,249
Take-Two Interactive Software, Inc.*	546	96,653
ZoomInfo Technologies, Inc. — Class A*	1,838	95,888
Coupa Software, Inc.*	365	95,670
Akamai Technologies, Inc.*	781	91,065
Citrix Systems, Inc.	678	79,509
Dropbox, Inc. — Class A*	2,449	74,229
Five9, Inc.*	404	74,090
Skillz, Inc.*	3,020	65,594
Smartsheet, Inc. — Class A*	894	64,654
Fastly, Inc. — Class A*,1	939	55,964
J2 Global, Inc.*	383	52,682
BigCommerce Holdings, Inc.*	712	46,223
New Relic, Inc.*	624	41,789
Total Software		3,428,526

Telecommunications - 6.1%
Cisco Systems, Inc.	5,887	312,011
Motorola Solutions, Inc.	593	128,592
Arista Networks, Inc.*	300	108,693
GDS Holdings Ltd. ADR*	1,090	85,554
Telefonaktiebolaget LM Ericsson ADR	6,054	76,160
Juniper Networks, Inc.	2,272	62,139
Ciena Corp.*	1,091	62,067
Total Telecommunications		835,216

Commercial Services - 5.0%
PayPal Holdings, Inc.*	1,359	396,121
CoStar Group, Inc.*	1,394	115,451
Chegg, Inc.*	889	73,885
Paylocity Holding Corp.*	363	69,260
2U, Inc.*	901	37,545
Total Commercial Services		692,262

Healthcare-Services - 0.8%
Teladoc Health, Inc.*	658	109,419

Real Estate - 0.4%
Redfin Corp.*	867	54,976

Computers - 0.4%
Lumentum Holdings, Inc.*	639	52,417

Total Common Stocks
(Cost $6,671,217)		13,677,113

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
INTERNET FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.8%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	$61,330	$61,330
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	24,146	24,146
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	23,672	23,672
Total Repurchase Agreements
(Cost $109,148)		109,148

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	79,441	79,441
Total Securities Lending Collateral
(Cost $79,441)		79,441

Total Investments - 100.8%
(Cost $6,859,806)		$13,865,702
Other Assets & Liabilities, net - (0.8)%		(111,343)
Total Net Assets - 100.0%		$13,754,359

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2021.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$13,677,113	$—	$—	$13,677,113
Repurchase Agreements	—	109,148	—	109,148
Securities Lending Collateral	79,441	—	—	79,441
Total Assets	$13,756,554	$109,148	$—	$13,865,702

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments, at value - including $75,673 of securities loaned (cost $6,750,658)	$13,756,554
Repurchase agreements, at value (cost $109,148)	109,148
Receivables:
Fund shares sold	640,234
Dividends	383
Securities lending income	11
Total assets	14,506,330

Liabilities:
Payable for:
Securities purchased	638,749
Return of securities lending collateral	79,441
Management fees	7,722
Transfer agent and administrative fees	2,444
Investor service fees	2,271
Fund shares redeemed	2,090
Portfolio accounting fees	908
Trustees’ fees*	134
Miscellaneous	18,212
Total liabilities	751,971
Commitments and contingent liabilities (Note 9)	—
Net assets	$13,754,359

Net assets consist of:
Paid in capital	$3,795,085
Total distributable earnings (loss)	9,959,274
Net assets	$13,754,359
Capital shares outstanding	75,760
Net asset value per share	$181.55

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends (net of foreign withholding tax of $437)	$10,523
Interest	9
Income from securities lending, net	60
Total investment income	10,592

Expenses:
Management fees	51,784
Investor service fees	15,231
Transfer agent and administrative fees	20,336
Professional fees	7,939
Portfolio accounting fees	6,092
Trustees’ fees*	1,282
Custodian fees	875
Miscellaneous	258
Total expenses	103,797
Net investment loss	(93,205)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,402,158
Net realized gain	2,402,158
Net change in unrealized appreciation (depreciation) on:
Investments	(1,123,151)
Net change in unrealized appreciation (depreciation)	(1,123,151)
Net realized and unrealized gain	1,279,007
Net increase in net assets resulting from operations	$1,185,802

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(93,205)	$(178,934)
Net realized gain on investments	2,402,158	2,450,653
Net change in unrealized appreciation (depreciation) on investments	(1,123,151)	3,455,832
Net increase in net assets resulting from operations	1,185,802	5,727,551

Distributions to shareholders	—	(207,634)

Capital share transactions:
Proceeds from sale of shares	10,639,676	26,383,207
Distributions reinvested	—	207,634
Cost of shares redeemed	(12,137,440)	(26,391,413)
Net increase (decrease) from capital share transactions	(1,497,764)	199,428
Net increase (decrease) in net assets	(311,962)	5,719,345

Net assets:
Beginning of period	14,066,321	8,346,976
End of period	$13,754,359	$14,066,321

Capital share activity:
Shares sold	60,684	208,755
Shares issued from reinvestment of distributions	—	1,541
Shares redeemed	(70,465)	(205,002)
Net increase (decrease) in shares	(9,781)	5,294

66 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[d]
Per Share Data
Net asset value, beginning of period	$164.44	$104.02	$82.90	$86.84	$65.13	$70.60
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.31)	(1.95)	(1.41)	(1.25)	(.79)	(.14)
Net gain (loss) on investments (realized and unrealized)	18.42	64.22	22.53	(1.23)	22.88	(3.30)
Total from investment operations	17.11	62.27	21.12	(2.48)	22.09	(3.44)
Less distributions from:
Net realized gains	—	(1.85)	—	(1.46)	(.38)	(2.03)
Total distributions	—	(1.85)	—	(1.46)	(.38)	(2.03)
Net asset value, end of period	$181.55	$164.44	$104.02	$82.90	$86.84	$65.13

Total Return[c]	10.41%	60.21%	25.48%	(3.20%)	33.96%	4.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,754	$14,066	$8,347	$8,099	$8,943	$8,485
Ratios to average net assets:
Net investment income (loss)	(1.53%)	(1.54%)	(1.42%)	(1.29%)	(1.01%)	(0.78%)
Total expenses	1.70%	1.82%	1.82%	1.72%	1.71%	1.66%
Portfolio turnover rate	76%	243%	319%	485%	365%	384%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Reverse share split — Per share amounts for the year ended December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses (“Leisure Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 22, 2001

Ten Largest Holdings (% of Total Net Assets)
Walt Disney Co.	4.0%
Comcast Corp. — Class A	3.6%
Netflix, Inc.	3.5%
McDonald’s Corp.	2.9%
Charter Communications, Inc. — Class A	2.8%
Philip Morris International, Inc.	2.8%
Starbucks Corp.	2.6%
Altria Group, Inc.	2.1%
Booking Holdings, Inc.	2.1%
Roku, Inc.	2.0%
Top Ten Total	28.4%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Leisure Fund	12.30%	56.09%	14.16%	13.34%
S&P 500 Consumer Discretionary Index	10.27%	37.08%	19.69%	17.89%
S&P 500 Index	15.25%	40.79%	17.65%	14.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

68 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
LEISURE FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Media - 20.4%
Walt Disney Co.*	3,152	$554,027
Comcast Corp. — Class A	8,732	497,899
Charter Communications, Inc. — Class A*	542	391,026
Liberty Broadband Corp. — Class C*	1,056	183,385
ViacomCBS, Inc. — Class B	3,930	177,636
Discovery, Inc. — Class A*,1	4,812	147,632
DISH Network Corp. — Class A*	3,497	146,175
Fox Corp. — Class A	3,822	141,911
Altice USA, Inc. — Class A*	3,614	123,382
News Corp. — Class A	4,662	120,140
Cable One, Inc.	57	109,030
New York Times Co. — Class A	1,993	86,795
Nexstar Media Group, Inc. — Class A	533	78,820
World Wrestling Entertainment, Inc. — Class A	1,114	64,489
Total Media		2,822,347

Retail - 16.7%
McDonald’s Corp.	1,745	403,078
Starbucks Corp.	3,179	355,444
Chipotle Mexican Grill, Inc. — Class A*	139	215,497
Yum! Brands, Inc.	1,561	179,562
Darden Restaurants, Inc.	974	142,194
Domino’s Pizza, Inc.	284	132,483
Yum China Holdings, Inc.	1,908	126,405
Restaurant Brands International, Inc.	1,493	96,209
Texas Roadhouse, Inc. — Class A	852	81,962
Wendy’s Co.	2,999	70,237
Wingstop, Inc.	441	69,515
Shake Shack, Inc. — Class A*	643	68,814
Papa John’s International, Inc.	580	60,575
Cracker Barrel Old Country Store, Inc.	394	58,493
Brinker International, Inc.*	871	53,871
Cheesecake Factory, Inc.*	937	50,767
Bloomin’ Brands, Inc.*	1,802	48,906
Jack in the Box, Inc.	422	47,028
Dave & Buster’s Entertainment, Inc.*	1,072	43,523
Total Retail		2,304,563

Internet - 13.8%
Netflix, Inc.*	921	486,481
Booking Holdings, Inc.*	131	286,640
Roku, Inc.*	599	275,091
Sea Ltd. ADR*	801	219,954
Spotify Technology S.A.*	639	176,102
Tencent Music Entertainment Group ADR*	11,123	172,184
Expedia Group, Inc.*	920	150,613
iQIYI, Inc. ADR*	8,970	139,753
Total Internet		1,906,818

Lodging - 10.2%
Marriott International, Inc. — Class A*	1,481	202,186
Las Vegas Sands Corp.*	3,670	193,372
Hilton Worldwide Holdings, Inc.*	1,451	175,020
MGM Resorts International	3,365	143,517
Wynn Resorts Ltd.*	939	114,840
Huazhu Group Ltd. ADR*	1,833	96,801
Melco Resorts & Entertainment Ltd. ADR*	5,489	90,953
Hyatt Hotels Corp. — Class A*	1,084	84,162
Boyd Gaming Corp.*	1,338	82,273
Wyndham Hotels & Resorts, Inc.	1,099	79,447
Choice Hotels International, Inc.	661	78,566
Travel + Leisure Co.	1,171	69,616
Total Lodging		1,410,753

Entertainment - 8.6%
DraftKings, Inc. — Class A*	2,789	145,502
Caesars Entertainment, Inc.*	1,386	143,798
Live Nation Entertainment, Inc.*	1,563	136,903
Vail Resorts, Inc.*	349	110,465
Penn National Gaming, Inc.*	1,401	107,163
Churchill Downs, Inc.	438	86,838
Scientific Games Corp. — Class A*	1,102	85,339
Marriott Vacations Worldwide Corp.*	498	79,331
Madison Square Garden Sports Corp. — Class A*	367	63,333
Six Flags Entertainment Corp.*	1,390	60,159
SeaWorld Entertainment, Inc.*	1,203	60,078
AMC Entertainment Holdings, Inc. — Class A*,1	947	53,676
Cinemark Holdings, Inc.*	2,283	50,112
Total Entertainment		1,182,697

Software - 8.2%
Activision Blizzard, Inc.	2,821	269,236
Electronic Arts, Inc.	1,388	199,636
Bilibili, Inc. ADR*	1,421	173,135
NetEase, Inc. ADR	1,401	161,466
Take-Two Interactive Software, Inc.*	807	142,855
HUYA, Inc. ADR*,1	5,654	99,793
Skillz, Inc.*	4,464	96,958
Total Software		1,143,079

Leisure Time - 8.1%
Peloton Interactive, Inc. — Class A*	1,617	200,540
Carnival Corp.*	6,101	160,822
Royal Caribbean Cruises Ltd.*	1,676	142,929
Norwegian Cruise Line Holdings Ltd.*,1	3,806	111,935
Polaris, Inc.	666	91,215
Brunswick Corp.	896	89,260
YETI Holdings, Inc.*	970	89,066
Harley-Davidson, Inc.	1,813	83,072
Planet Fitness, Inc. — Class A*	1,056	79,464
Callaway Golf Co.*	2,303	77,680
Total Leisure Time		1,125,983

Beverages - 5.7%
Constellation Brands, Inc. — Class A	894	209,097
Brown-Forman Corp. — Class B	2,450	183,603
Boston Beer Company, Inc. — Class A*	111	113,309
Molson Coors Beverage Co. — Class B*	1,925	103,353

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
LEISURE FUND

	Shares	Value
Anheuser-Busch InBev S.A. ADR	1,297	$93,397
Diageo plc ADR	472	90,478
Total Beverages		793,237

Agriculture - 5.6%
Philip Morris International, Inc.	3,857	382,268
Altria Group, Inc.	6,140	292,755
British American Tobacco plc ADR	2,391	93,990
Total Agriculture		769,013

Toys, Games & Hobbies - 1.4%
Hasbro, Inc.	1,196	113,046
Mattel, Inc.*	4,151	83,435
Total Toys, Games & Hobbies		196,481

Food Service - 0.7%
Aramark	2,550	94,987

Total Common Stocks
(Cost $9,164,799)		13,749,958

RIGHTS††† - 0.0%
Media - 0.0%
Nexstar Media Group, Inc.*	1,910	—

Total Rights
(Cost $—)		—

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	$47,812	47,812
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	18,823	18,823
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	18,454	18,454
Total Repurchase Agreements
(Cost $85,089)		85,089

	Shares
SECURITIES LENDING COLLATERAL†,3 - 2.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	303,626	303,626
Total Securities Lending Collateral
(Cost $303,626)		303,626

Total Investments - 102.2%
(Cost $9,553,514)		$14,138,673
Other Assets & Liabilities, net - (2.2)%		(310,462)
Total Net Assets - 100.0%		$13,828,211

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$13,749,958	$—	$—		$13,749,958
Rights	—	—	—	*	—
Repurchase Agreements	—	85,089	—		85,089
Securities Lending Collateral	303,626	—	—		303,626
Total Assets	$14,053,584	$85,089	$—		$14,138,673

*	Security has a market value of $0.

70 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments, at value - including $299,237 of securities loaned (cost $9,468,425)	$14,053,584
Repurchase agreements, at value (cost $85,089)	85,089
Receivables:
Fund shares sold	13,789
Dividends	12,186
Securities lending income	237
Foreign tax reclaims	158
Total assets	14,165,043

Liabilities:
Payable for:
Return of securities lending collateral	303,626
Management fees	9,690
Transfer agent and administrative fees	3,067
Investor service fees	2,850
Portfolio accounting fees	1,140
Fund shares redeemed	196
Trustees’ fees*	118
Miscellaneous	16,145
Total liabilities	336,832
Commitments and contingent liabilities (Note 9)	—
Net assets	$13,828,211

Net assets consist of:
Paid in capital	$9,661,065
Total distributable earnings (loss)	4,167,146
Net assets	$13,828,211
Capital shares outstanding	100,499
Net asset value per share	$137.60

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends (net of foreign withholding tax of $426)	$57,284
Interest	8
Income from securities lending, net	1,268
Total investment income	58,560

Expenses:
Management fees	53,669
Investor service fees	15,785
Transfer agent and administrative fees	19,975
Professional fees	7,691
Portfolio accounting fees	6,314
Trustees’ fees*	903
Custodian fees	861
Miscellaneous	2,031
Total expenses	107,229
Net investment loss	(48,669)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	40,257
Net realized gain	40,257
Net change in unrealized appreciation (depreciation) on:
Investments	1,211,305
Net change in unrealized appreciation (depreciation)	1,211,305
Net realized and unrealized gain	1,251,562
Net increase in net assets resulting from operations	$1,202,893

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 71

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(48,669)	$(29,731)
Net realized gain on investments	40,257	195,092
Net change in unrealized appreciation (depreciation) on investments	1,211,305	1,149,796
Net increase in net assets resulting from operations	1,202,893	1,315,157

Distributions to shareholders	—	(176,407)

Capital share transactions:
Proceeds from sale of shares	9,923,439	16,088,209
Distributions reinvested	—	176,407
Cost of shares redeemed	(8,119,632)	(13,117,425)
Net increase from capital share transactions	1,803,807	3,147,191
Net increase in net assets	3,006,700	4,285,941

Net assets:
Beginning of period	10,821,511	6,535,570
End of period	$13,828,211	$10,821,511

Capital share activity:
Shares sold	73,127	156,638
Shares issued from reinvestment of distributions	—	1,891
Shares redeemed	(60,946)	(131,847)
Net increase in shares	12,181	26,682

72 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$122.53	$106.03	$83.01	$98.33	$82.21	$76.44
Income (loss) from investment operations:
Net investment income (loss)[b]	(.51)	(.56)	(.09)	.23	.24	.18
Net gain (loss) on investments (realized and unrealized)	15.58	21.48	24.33	(13.07)	16.28	7.07
Total from investment operations	15.07	20.92	24.24	(12.84)	16.52	7.25
Less distributions from:
Net investment income	—	—	(.24)	(.26)	(.22)	(.37)
Net realized gains	—	(4.42)	(.98)	(2.22)	(.18)	(1.11)
Total distributions	—	(4.42)	(1.22)	(2.48)	(.40)	(1.48)
Net asset value, end of period	$137.60	$122.53	$106.03	$83.01	$98.33	$82.21

Total Return[c]	12.30%	21.01%	29.28%	(13.44%)	20.11%	9.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,828	$10,822	$6,536	$3,565	$9,427	$8,791
Ratios to average net assets:
Net investment income (loss)	(0.77%)	(0.56%)	(0.09%)	0.24%	0.26%	0.23%
Total expenses	1.70%	1.82%	1.83%	1.71%	1.70%	1.66%
Portfolio turnover rate	68%	257%	224%	239%	303%	530%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 73

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals related services (“Precious Metals Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 1997

Ten Largest Holdings (% of Total Net Assets)
Freeport-McMoRan, Inc.	8.3%
Newmont Corp.	7.8%
Barrick Gold Corp.	6.6%
Franco-Nevada Corp.	5.7%
Wheaton Precious Metals Corp.	4.9%
VanEck Vectors Junior Gold Miners ETF	4.1%
Agnico Eagle Mines Ltd.	4.1%
Sibanye Stillwater Ltd. ADR	3.9%
Kirkland Lake Gold Ltd.	3.5%
Royal Gold, Inc.	3.0%
Top Ten Total	51.9%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Precious Metals Fund	(3.72%)	7.13%	6.55%	(2.86%)
S&P 500 Materials Index	14.50%	48.51%	14.59%	10.09%
S&P 500 Index	15.25%	40.79%	17.65%	14.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

74 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
PRECIOUS METALS FUND

	Shares	Value
COMMON STOCKS† - 95.4%

Mining - 95.4%
Freeport-McMoRan, Inc.	52,121	$1,934,210
Newmont Corp.	28,631	1,814,633
Barrick Gold Corp.	74,233	1,535,138
Franco-Nevada Corp.	9,186	1,332,613
Wheaton Precious Metals Corp.	25,709	1,132,996
Agnico Eagle Mines Ltd.	15,706	949,428
Sibanye Stillwater Ltd. ADR	54,283	908,155
Kirkland Lake Gold Ltd.	20,837	802,850
Royal Gold, Inc.	6,177	704,796
Kinross Gold Corp.	110,907	704,259
Gold Fields Ltd. ADR	78,609	699,620
AngloGold Ashanti Ltd. ADR	37,464	696,081
Pan American Silver Corp.	21,777	622,169
B2Gold Corp.	123,130	518,377
Yamana Gold, Inc.	118,642	500,669
First Majestic Silver Corp.[1]	31,607	499,707
Hecla Mining Co.	66,171	492,312
SSR Mining, Inc.	29,777	464,223
Alamos Gold, Inc. — Class A	56,415	431,575
Novagold Resources, Inc.*	50,345	403,263
Osisko Gold Royalties Ltd.	27,770	380,449
Coeur Mining, Inc.*	41,560	369,053
Harmony Gold Mining Company Ltd. ADR	97,526	363,772
MAG Silver Corp.*	16,591	347,084
Equinox Gold Corp.*	48,329	335,887
Pretium Resources, Inc.*	35,002	334,619
Eldorado Gold Corp.*	33,350	331,832
Sandstorm Gold Ltd.*	38,503	303,789
Seabridge Gold, Inc.*,1	16,461	288,891
IAMGOLD Corp.*	96,998	286,144
SilverCrest Metals, Inc.*	32,102	280,250
New Gold, Inc.*	150,430	272,278
Gatos Silver, Inc.*	14,690	256,928
Fortuna Silver Mines, Inc.*	44,901	249,201
Endeavour Silver Corp.*	40,204	246,048
Silvercorp Metals, Inc.	44,143	242,345
Gold Resource Corp.	43,028	111,012
Total Mining		22,146,656

Total Common Stocks
(Cost $9,185,733)		22,146,656

EXCHANGE-TRADED FUNDS† - 4.1%
VanEck Vectors Junior Gold Miners ETF	20,518	959,216
Total Exchange-Traded Funds
(Cost $518,118)		959,216

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	$65,408	65,408
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	25,751	25,751
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	25,246	25,246
Total Repurchase Agreements
(Cost $116,405)		116,405

	Shares
SECURITIES LENDING COLLATERAL†,3 - 2.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	571,775	571,775
Total Securities Lending Collateral
(Cost $571,775)		571,775

Total Investments - 102.5%
(Cost $10,392,031)		$23,794,052
Other Assets & Liabilities, net - (2.5)%		(574,580)
Total Net Assets - 100.0%		$23,219,472

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
PRECIOUS METALS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2021.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$22,146,656	$—	$—	$22,146,656
Exchange-Traded Funds	959,216	—	—	959,216
Repurchase Agreements	—	116,405	—	116,405
Securities Lending Collateral	571,775	—	—	571,775
Total Assets	$23,677,647	$116,405	$—	$23,794,052

76 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments, at value - including $570,796 of securities loaned (cost $10,275,626)	$23,677,647
Repurchase agreements, at value (cost $116,405)	116,405
Cash	5,642
Receivables:
Fund shares sold	690,720
Dividends	6,792
Foreign tax reclaims	2,315
Securities lending income	113
Total assets	24,499,634

Liabilities:
Payable for:
Return of securities lending collateral	571,775
Securities purchased	560,492
Deferred foreign capital gain taxes	86,192
Management fees	15,573
Transfer agent and administrative fees	5,586
Investor service fees	5,191
Portfolio accounting fees	2,076
Trustees’ fees*	240
Fund shares redeemed	238
Miscellaneous	32,799
Total liabilities	1,280,162
Commitments and contingent liabilities (Note 9)	—
Net assets	$23,219,472

Net assets consist of:
Paid in capital	$31,339,811
Total distributable earnings (loss)	(8,120,339)
Net assets	$23,219,472
Capital shares outstanding	510,231
Net asset value per share	$45.51

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends (net of foreign withholding tax of $24,542)	$185,443
Interest	27
Income from securities lending, net	1,221
Total investment income	186,691

Expenses:
Management fees	85,725
Investor service fees	28,575
Transfer agent and administrative fees	37,379
Portfolio accounting fees	11,430
Professional fees	10,563
Trustees’ fees*	2,134
Custodian fees	1,612
Miscellaneous	5,439
Total expenses	182,857
Net investment income	3,834

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	386,114
Net realized gain	386,114
Net change in unrealized appreciation (depreciation) on:
Investments	(1,447,556)
Net change in unrealized appreciation (depreciation)	(1,447,556)
Net realized and unrealized loss	(1,061,442)
Net decrease in net assets resulting from operations	$(1,057,608)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 77

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$3,834	$(206,571)
Net realized gain on investments	386,114	2,497,951
Net change in unrealized appreciation (depreciation) on investments	(1,447,556)	1,611,552
Net increase (decrease) in net assets resulting from operations	(1,057,608)	3,902,932

Distributions to shareholders	—	(1,145,954)

Capital share transactions:
Proceeds from sale of shares	16,019,889	47,951,986
Distributions reinvested	—	1,145,954
Cost of shares redeemed	(14,988,789)	(53,491,041)
Net increase (decrease) from capital share transactions	1,031,100	(4,393,101)
Net decrease in net assets	(26,508)	(1,636,123)

Net assets:
Beginning of period	23,245,980	24,882,103
End of period	$23,219,472	$23,245,980

Capital share activity:
Shares sold	338,120	1,176,724
Shares issued from reinvestment of distributions	—	23,545
Shares redeemed	(319,679)	(1,385,622)
Net increase (decrease) in shares	18,441	(185,353)

78 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$47.27	$36.75	$24.14	$30.30	$29.72	$17.95
Income (loss) from investment operations:
Net investment income (loss)[b]	.01	(.37)	(.20)	(.23)	(.29)	(.29)
Net gain (loss) on investments (realized and unrealized)	(1.77)	13.03	12.81	(4.68)	2.29	12.06
Total from investment operations	(1.76)	12.66	12.61	(4.91)	2.00	11.77
Less distributions from:
Net investment income	—	(2.14)	—	(1.25)	(1.42)	—
Total distributions	—	(2.14)	—	(1.25)	(1.42)	—
Net asset value, end of period	$45.51	$47.27	$36.75	$24.14	$30.30	$29.72

Total Return[c]	(3.72%)	34.30%	52.24%	(16.61%)	7.08%	65.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,219	$23,246	$24,882	$16,632	$30,201	$22,672
Ratios to average net assets:
Net investment income (loss)	0.03%	(0.88%)	(0.69%)	(0.87%)	(0.93%)	(0.90%)
Total expenses[d]	1.60%	1.72%	1.72%	1.67%	1.61%	1.56%
Portfolio turnover rate	50%	163%	180%	639%	691%	298%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 79

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “Real Estate Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
American Tower Corp. — Class A	3.2%
Prologis, Inc.	2.7%
Crown Castle International Corp.	2.6%
Equinix, Inc.	2.4%
Public Storage	2.1%
Simon Property Group, Inc.	1.9%
Digital Realty Trust, Inc.	1.9%
Welltower, Inc.	1.7%
SBA Communications Corp.	1.7%
AvalonBay Communities, Inc.	1.5%
Top Ten Total	21.7%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Real Estate Fund	19.19%	37.92%	6.28%	7.53%
MSCI U.S. REIT Index	21.80%	38.05%	6.32%	9.38%
S&P 500 Index	15.25%	40.79%	17.65%	14.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

80 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
REAL ESTATE FUND

	Shares	Value
COMMON STOCKS† - 99.4%

REITs - 92.3%
REITs-Diversified - 24.7%
American Tower Corp. — Class A	1,532	$413,854
Crown Castle International Corp.	1,754	342,205
Equinix, Inc.	396	317,830
Digital Realty Trust, Inc.	1,607	241,789
SBA Communications Corp.	692	220,540
Weyerhaeuser Co.	5,552	191,100
Duke Realty Corp.	3,277	155,166
VICI Properties, Inc.	4,825	149,671
WP Carey, Inc.	1,839	137,226
Gaming and Leisure Properties, Inc.	2,638	122,219
Lamar Advertising Co. — Class A	1,167	121,858
CyrusOne, Inc.	1,574	112,572
CoreSite Realty Corp.	726	97,720
Rayonier, Inc.	2,390	85,873
New Residential Investment Corp.	7,832	82,941
PS Business Parks, Inc.	500	74,040
EPR Properties*	1,399	73,699
PotlatchDeltic Corp.	1,337	71,062
Outfront Media, Inc.*	2,921	70,192
Lexington Realty Trust	5,726	68,426
Uniti Group, Inc.	5,569	58,976
Total REITs-Diversified		3,208,959

REITs-Apartments - 11.5%
AvalonBay Communities, Inc.	961	200,551
Equity Residential	2,571	197,967
Invitation Homes, Inc.	4,606	171,758
Mid-America Apartment Communities, Inc.	972	163,704
Essex Property Trust, Inc.	545	163,505
UDR, Inc.	2,904	142,238
Camden Property Trust	1,004	133,201
American Homes 4 Rent — Class A	3,413	132,595
Apartment Income REIT Corp.	2,138	101,405
American Campus Communities, Inc.	2,001	93,487
Total REITs-Apartments		1,500,411

REITs-Office Property - 10.2%
Alexandria Real Estate Equities, Inc.	1,090	198,315
Boston Properties, Inc.	1,352	154,926
VEREIT, Inc.	2,603	119,556
Vornado Realty Trust	2,368	110,515
Kilroy Realty Corp.	1,514	105,435
Douglas Emmett, Inc.	2,646	88,958
Cousins Properties, Inc.	2,341	86,102
Highwoods Properties, Inc.	1,775	80,177
Hudson Pacific Properties, Inc.	2,707	75,309
JBG SMITH Properties	2,352	74,111
Corporate Office Properties Trust	2,324	65,049
Equity Commonwealth	2,475	64,845
Brandywine Realty Trust	4,092	56,101
Piedmont Office Realty Trust, Inc. — Class A	2,978	55,004
Total REITs-Office Property		1,334,403
REITs-Health Care - 9.0%
Welltower, Inc.	2,691	223,622
Ventas, Inc.	3,015	172,156
Healthpeak Properties, Inc.	4,697	156,363
Medical Properties Trust, Inc.	6,281	126,248
Omega Healthcare Investors, Inc.	3,006	109,088
Healthcare Trust of America, Inc. — Class A	3,262	87,095
Healthcare Realty Trust, Inc.	2,523	76,195
Sabra Health Care REIT, Inc.	4,135	75,257
Physicians Realty Trust	3,973	73,381
National Health Investors, Inc.	989	66,312
Total REITs-Health Care		1,165,717

REITs-Warehouse/Industries - 8.4%
Prologis, Inc.	2,904	347,115
Americold Realty Trust	3,040	115,064
Rexford Industrial Realty, Inc.	1,851	105,414
First Industrial Realty Trust, Inc.	1,840	96,103
EastGroup Properties, Inc.	578	95,052
STAG Industrial, Inc.	2,433	91,067
QTS Realty Trust, Inc. — Class A	1,118	86,421
Innovative Industrial Properties, Inc.	421	80,419
Terreno Realty Corp.	1,210	78,069
Total REITs-Warehouse/Industries		1,094,724

REITs-Storage - 6.9%
Public Storage	908	273,026
Extra Space Storage, Inc.	1,074	175,943
Iron Mountain, Inc.	2,977	125,987
CubeSmart	2,468	114,318
Life Storage, Inc.	1,006	107,994
National Storage Affiliates Trust	1,740	87,974
Total REITs-Storage		885,242

REITs-Hotels - 4.6%
Host Hotels & Resorts, Inc.*	7,447	127,269
MGM Growth Properties LLC — Class A	3,172	116,159
Park Hotels & Resorts, Inc.*	3,937	81,142
Ryman Hospitality Properties, Inc.*	965	76,196
Apple Hospitality REIT, Inc.	4,435	67,678
Pebblebrook Hotel Trust	2,772	65,281
Sunstone Hotel Investors, Inc.*	4,815	59,802
Total REITs-Hotels		593,527

REITs-Shopping Centers - 4.4%
Regency Centers Corp.	1,917	122,822
Kimco Realty Corp.	5,398	112,548
Federal Realty Investment Trust	953	111,663
Brixmor Property Group, Inc.	4,245	97,168
Weingarten Realty Investors	2,366	75,878
Retail Opportunity Investments Corp.	3,037	53,633
Total REITs-Shopping Centers		573,712

REITs-Single Tenant - 4.4%
Realty Income Corp.	2,772	185,003
STORE Capital Corp.	3,286	113,400

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
REAL ESTATE FUND

	Shares	Value
National Retail Properties, Inc.	2,262	$106,043
Spirit Realty Capital, Inc.	1,815	86,830
Agree Realty Corp.	1,161	81,839
Total REITs-Single Tenant		573,115

REITs-Mortgage - 2.8%
AGNC Investment Corp.	6,575	111,052
Starwood Property Trust, Inc.	3,951	103,398
Blackstone Mortgage Trust, Inc. — Class A	2,510	80,044
Chimera Investment Corp.[1]	4,598	69,246
Total REITs-Mortgage		363,740

REITs-Regional Malls - 2.5%
Simon Property Group, Inc.	1,891	246,738
Macerich Co.	4,100	74,825
Total REITs-Regional Malls		321,563

REITs-Manufactured Homes - 2.2%
Sun Communities, Inc.	944	161,802
Equity LifeStyle Properties, Inc.	1,838	136,582
Total REITs-Manufactured Homes		298,384

REITs-Office Property - 0.7%
SL Green Realty Corp.	1,113	89,040
Total REITS		12,002,537

Real Estate - 5.6%
Real Estate Management/Services - 5.0%
CBRE Group, Inc. — Class A*	2,322	199,065
KE Holdings, Inc. ADR*	2,930	139,702
Jones Lang LaSalle, Inc.*	593	115,908
Redfin Corp.*	1,551	98,349
eXp World Holdings, Inc.*	2,372	91,962
Total Real Estate Management/Services		644,986

Real Estate Operations/Development - 0.6%
Howard Hughes Corp.*	869	84,693
Total Real Estate		729,679

INTERNET - 0.9%
Opendoor Technologies, Inc.*,1	6,929	122,851

DIVERSIFIED FINANCIAL SERVICES - 0.6%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,418	79,621

Total Common Stocks
(Cost $7,642,952)		12,934,688

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.8%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	$57,695	57,695
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	22,714	22,714
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	22,269	22,269
Total Repurchase Agreements
(Cost $102,678)		102,678

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	98,991	98,991
Total Securities Lending Collateral
(Cost $98,991)		98,991

Total Investments - 101.0%
(Cost $7,844,621)		$13,136,357
Other Assets & Liabilities, net - (1.0)%		(133,194)
Total Net Assets - 100.0%		$13,003,163

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2021.
ADR — American Depositary Receipt
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

82 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
REAL ESTATE FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$12,934,688	$—	$—	$12,934,688
Repurchase Agreements	—	102,678	—	102,678
Securities Lending Collateral	98,991	—	—	98,991
Total Assets	$13,033,679	$102,678	$—	$13,136,357

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 83

REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments, at value - including $98,749 of securities loaned (cost $7,741,943)	$13,033,679
Repurchase agreements, at value (cost $102,678)	102,678
Receivables:
Securities sold	608,015
Dividends	47,722
Securities lending income	7
Total assets	13,792,101

Liabilities:
Payable for:
Fund shares redeemed	661,265
Return of securities lending collateral	98,991
Management fees	9,108
Transfer agent and administrative fees	2,882
Investor service fees	2,679
Portfolio accounting fees	1,072
Trustees’ fees*	93
Miscellaneous	12,848
Total liabilities	788,938
Commitments and contingent liabilities (Note 9)	—
Net assets	$13,003,163

Net assets consist of:
Paid in capital	$8,983,223
Total distributable earnings (loss)	4,019,940
Net assets	$13,003,163
Capital shares outstanding	284,770
Net asset value per share	$45.66

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends	$133,353
Interest	5
Income from securities lending, net	351
Total investment income	133,709

Expenses:
Management fees	43,237
Investor service fees	12,717
Transfer agent and administrative fees	15,924
Portfolio accounting fees	5,087
Professional fees	4,493
Custodian fees	687
Trustees’ fees*	673
Miscellaneous	3,395
Total expenses	86,213
Net investment income	47,496

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	23,233
Net realized gain	23,233
Net change in unrealized appreciation (depreciation) on:
Investments	1,692,874
Net change in unrealized appreciation (depreciation)	1,692,874
Net realized and unrealized gain	1,716,107
Net increase in net assets resulting from operations	$1,763,603

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

84 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$47,496	$57,893
Net realized gain on investments	23,233	818,939
Net change in unrealized appreciation (depreciation) on investments	1,692,874	(2,195,987)
Net increase (decrease) in net assets resulting from operations	1,763,603	(1,319,155)

Distributions to shareholders	—	(437,926)

Capital share transactions:
Proceeds from sale of shares	11,711,294	13,784,485
Distributions reinvested	—	437,926
Cost of shares redeemed	(6,990,205)	(18,195,801)
Net increase (decrease) from capital share transactions	4,721,089	(3,973,390)
Net increase (decrease) in net assets	6,484,692	(5,730,471)

Net assets:
Beginning of period	6,518,471	12,248,942
End of period	$13,003,163	$6,518,471

Capital share activity:
Shares sold	276,330	373,617
Shares issued from reinvestment of distributions	—	13,417
Shares redeemed	(161,723)	(498,726)
Net increase (decrease) in shares	114,607	(111,692)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 85

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$38.31	$43.46	$35.99	$39.22	$37.72	$34.50
Income (loss) from investment operations:
Net investment income (loss)[b]	.20	.28	.68	.64	.36	.63
Net gain (loss) on investments (realized and unrealized)	7.15	(3.19)	8.03	(3.48)	2.11	2.88
Total from investment operations	7.35	(2.91)	8.71	(2.84)	2.47	3.51
Less distributions from:
Net investment income	—	(1.16)	(.83)	(.39)	(.97)	(.29)
Net realized gains	—	(1.08)	(.41)	—	—	—
Total distributions	—	(2.24)	(1.24)	(.39)	(.97)	(.29)
Net asset value, end of period	$45.66	$38.31	$43.46	$35.99	$39.22	$37.72

Total Return[c]	19.19%	(5.82%)	24.43%	(7.33%)	6.65%	10.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,003	$6,518	$12,249	$12,708	$10,261	$11,509
Ratios to average net assets:
Net investment income (loss)	0.93%	0.76%	1.62%	1.67%	0.93%	1.73%
Total expenses	1.69%	1.82%	1.82%	1.73%	1.70%	1.65%
Portfolio turnover rate	61%	173%	225%	313%	331%	279%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

86 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations and other companies involved in selling products to consumers (“Retailing Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 23, 2001

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	10.6%
Walmart, Inc.	5.2%
Home Depot, Inc.	4.9%
Alibaba Group Holding Ltd. ADR	3.7%
Costco Wholesale Corp.	3.4%
Lowe’s Companies, Inc.	3.1%
Target Corp.	2.9%
TJX Companies, Inc.	2.4%
Booking Holdings, Inc.	2.4%
DoorDash, Inc. — Class A	2.0%
Top Ten Total	40.6%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Retailing Fund	14.82%	51.08%	18.17%	14.23%
S&P 500 Consumer Discretionary Index	10.27%	37.08%	19.69%	17.89%
S&P 500 Index	15.25%	40.79%	17.65%	14.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
RETAILING FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Retail - 56.9%
Walmart, Inc.	2,647	$373,280
Home Depot, Inc.	1,099	350,460
Costco Wholesale Corp.	629	248,876
Lowe’s Companies, Inc.	1,141	221,320
Target Corp.	859	207,655
TJX Companies, Inc.	2,534	170,842
Dollar General Corp.	617	133,513
Ross Stores, Inc.	1,020	126,480
Walgreens Boots Alliance, Inc.	2,375	124,949
Carvana Co.*	399	120,426
O’Reilly Automotive, Inc.*	211	119,470
AutoZone, Inc.*	73	108,932
Best Buy Company, Inc.	888	102,102
CarMax, Inc.*	696	89,888
L Brands, Inc.	1,232	88,778
Dollar Tree, Inc.*	891	88,655
Tractor Supply Co.	476	88,565
Burlington Stores, Inc.*	275	88,547
Ulta Beauty, Inc.*	239	82,639
Genuine Parts Co.	636	80,435
RH*	105	71,295
Advance Auto Parts, Inc.	341	69,953
Gap, Inc.	2,004	67,435
Floor & Decor Holdings, Inc. — Class A*	616	65,111
Williams-Sonoma, Inc.	407	64,978
Five Below, Inc.*	324	62,619
Lithia Motors, Inc. — Class A	180	61,855
Dick’s Sporting Goods, Inc.	580	58,110
Kohl’s Corp.	1,016	55,992
AutoNation, Inc.*	553	52,430
American Eagle Outfitters, Inc.	1,301	48,827
Foot Locker, Inc.	782	48,195
BJ’s Wholesale Club Holdings, Inc.*	1,004	47,770
Nordstrom, Inc.*	1,279	46,773
Macy’s, Inc.*	2,434	46,149
Vroom, Inc.*	1,073	44,916
Ollie’s Bargain Outlet Holdings, Inc.*	504	42,402
Bed Bath & Beyond, Inc.*	1,118	37,218
GameStop Corp. — Class A*	166	35,547
Murphy USA, Inc.	266	35,476
Big Lots, Inc.	428	28,252
Total Retail		4,107,115

Internet - 39.5%
Amazon.com, Inc.*	222	763,716
Alibaba Group Holding Ltd. ADR*	1,175	266,466
Booking Holdings, Inc.*	78	170,671
DoorDash, Inc. — Class A*	826	147,301
JD.com, Inc. ADR*	1,816	144,935
eBay, Inc.	1,895	133,048
MercadoLibre, Inc.*	77	119,950
Chewy, Inc. — Class A*,1	1,357	108,166
Wayfair, Inc. — Class A*	341	107,657
Etsy, Inc.*	508	104,567
Vipshop Holdings Ltd. ADR*	4,867	97,729
Expedia Group, Inc.*	552	90,368
Pinduoduo, Inc. ADR*	709	90,057
Farfetch Ltd. — Class A*	1,666	83,900
Just Eat Takeaway.com N.V. ADR*	4,527	82,669
Fiverr International Ltd.*	309	74,929
Trip.com Group Ltd. ADR*	2,072	73,473
Jumia Technologies AG ADR*,1	2,329	70,639
Stitch Fix, Inc. — Class A*	774	46,672
Overstock.com, Inc.*	408	37,618
Stamps.com, Inc.*	175	35,051
Total Internet		2,849,582

Distribution & Wholesale - 2.1%
Pool Corp.	177	81,183
LKQ Corp.*	1,483	72,993
Total Distribution & Wholesale		154,176

Apparel - 0.6%
Urban Outfitters, Inc.*	942	38,829

Electrical Components & Equipment - 0.3%
Blink Charging Co.*,1	595	24,496

Total Common Stocks
(Cost $4,161,692)		7,174,198

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	$25,246	25,246
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	9,939	9,939
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	9,745	9,745
Total Repurchase Agreements
(Cost $44,930)		44,930

SECURITIES LENDING COLLATERAL†,3 - 1.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	105,798	105,798
Total Securities Lending Collateral
(Cost $105,798)		105,798

Total Investments - 101.5%
(Cost $4,312,420)		$7,324,926
Other Assets & Liabilities, net - (1.5)%		(107,579)
Total Net Assets - 100.0%		$7,217,347

88 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
RETAILING FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2021.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,174,198	$—	$—	$7,174,198
Repurchase Agreements	—	44,930	—	44,930
Securities Lending Collateral	105,798	—	—	105,798
Total Assets	$7,279,996	$44,930	$—	$7,324,926

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 89

RETAILING FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments, at value - including $100,332 of securities loaned (cost $4,267,490)	$7,279,996
Repurchase agreements, at value (cost $44,930)	44,930
Receivables:
Fund shares sold	958,168
Dividends	1,353
Securities lending income	245
Total assets	8,284,692

Liabilities:
Payable for:
Securities purchased	944,406
Return of securities lending collateral	105,798
Management fees	4,270
Transfer agent and administrative fees	1,351
Investor service fees	1,256
Portfolio accounting fees	503
Trustees’ fees*	71
Fund shares redeemed	34
Miscellaneous	9,656
Total liabilities	1,067,345
Commitments and contingent liabilities (Note 9)	—
Net assets	$7,217,347

Net assets consist of:
Paid in capital	$3,593,970
Total distributable earnings (loss)	3,623,377
Net assets	$7,217,347
Capital shares outstanding	48,846
Net asset value per share	$147.76

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends (net of foreign withholding tax of $105)	$21,703
Interest	4
Income from securities lending, net	1,183
Total investment income	22,890

Expenses:
Management fees	26,907
Investor service fees	7,914
Transfer agent and administrative fees	10,590
Professional fees	4,144
Portfolio accounting fees	3,166
Trustees’ fees*	675
Custodian fees	455
Line of credit fees	18
Miscellaneous	47
Total expenses	53,916
Net investment loss	(31,026)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	717,811
Net realized gain	717,811
Net change in unrealized appreciation (depreciation) on:
Investments	176,562
Net change in unrealized appreciation (depreciation)	176,562
Net realized and unrealized gain	894,373
Net increase in net assets resulting from operations	$863,347

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

90 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(31,026)	$(50,451)
Net realized gain on investments	717,811	872,016
Net change in unrealized appreciation (depreciation) on investments	176,562	1,371,724
Net increase in net assets resulting from operations	863,347	2,193,289

Capital share transactions:
Proceeds from sale of shares	9,785,574	14,568,819
Distributions reinvested	—	—
Cost of shares redeemed	(10,627,163)	(13,191,711)
Net increase (decrease) from capital share transactions	(841,589)	1,377,108
Net increase in net assets	21,758	3,570,397

Net assets:
Beginning of period	7,195,589	3,625,192
End of period	$7,217,347	$7,195,589

Capital share activity:
Shares sold	68,874	135,334
Shares redeemed	(75,944)	(119,893)
Net increase (decrease) in shares	(7,070)	15,441

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 91

RETAILING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[d]
Per Share Data
Net asset value, beginning of period	$128.69	$89.57	$71.95	$74.37	$65.91	$69.96
Income (loss) from investment operations:
Net investment income (loss)[b]	(.68)	(.95)	(.45)	(.30)	.02	(.05)
Net gain (loss) on investments (realized and unrealized)	19.75	40.07	18.07	(2.11)	8.44	(2.93)
Total from investment operations	19.07	39.12	17.62	(2.41)	8.46	(2.98)
Less distributions from:
Net investment income	—	—	—	(.01)	—	—
Net realized gains	—	—	—	—	—	(1.07)
Total distributions	—	—	—	(.01)	—	(1.07)
Net asset value, end of period	$147.76	$128.69	$89.57	$71.95	$74.37	$65.91

Total Return[c]	14.82%	43.68%	24.49%	(3.23%)	12.82%	0.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,217	$7,196	$3,625	$6,788	$7,849	$5,278
Ratios to average net assets:
Net investment income (loss)	(0.98%)	(0.91%)	(0.54%)	(0.37%)	0.03%	(0.25%)
Total expenses	1.70%	1.82%	1.83%	1.72%	1.70%	1.66%
Portfolio turnover rate	154%	250%	173%	260%	447%	668%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Reverse share split — Per share amounts for the year ended December 1, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

92 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies (“Technology Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	4.6%
Microsoft Corp.	4.3%
Alphabet, Inc. — Class A	3.8%
Facebook, Inc. — Class A	3.0%
NVIDIA Corp.	2.2%
Visa, Inc. — Class A	2.1%
PayPal Holdings, Inc.	1.8%
Mastercard, Inc. — Class A	1.8%
Adobe, Inc.	1.6%
salesforce.com, Inc.	1.4%
Top Ten Total	26.6%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Technology Fund	13.66%	49.82%	28.30%	17.88%
S&P 500 Information Technology Index	13.76%	42.40%	31.21%	21.99%
S&P 500 Index	15.25%	40.79%	17.65%	14.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
TECHNOLOGY FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Software - 33.5%
Microsoft Corp.	3,913	$1,060,032
Adobe, Inc.*	677	396,478
salesforce.com, Inc.*	1,418	346,375
Oracle Corp.	4,440	345,610
Intuit, Inc.	554	271,554
Zoom Video Communications, Inc. — Class A*	646	250,021
ServiceNow, Inc.*	444	244,000
Fidelity National Information Services, Inc.	1,501	212,647
Activision Blizzard, Inc.	2,103	200,710
Twilio, Inc. — Class A*	504	198,657
Snowflake, Inc. — Class A*	801	193,682
Fiserv, Inc.*	1,801	192,509
VMware, Inc. — Class A*,1	1,190	190,364
Autodesk, Inc.*	649	189,443
Workday, Inc. — Class A*	746	178,100
DocuSign, Inc.*	630	176,129
Palantir Technologies, Inc. — Class A*	6,253	164,829
Synopsys, Inc.*	551	151,960
Electronic Arts, Inc.	1,033	148,576
Bilibili, Inc. ADR*	1,216	148,157
Cadence Design Systems, Inc.*	1,062	145,303
Paychex, Inc.	1,354	145,284
NetEase, Inc. ADR	1,224	141,066
Cloudflare, Inc. — Class A*	1,278	135,264
Atlassian Corporation plc — Class A*	518	133,053
Datadog, Inc. — Class A*	1,269	132,078
Unity Software, Inc.*	1,195	131,247
ANSYS, Inc.*	371	128,759
HubSpot, Inc.*	209	121,789
Splunk, Inc.*	829	119,857
RingCentral, Inc. — Class A*	411	119,428
Slack Technologies, Inc. — Class A*	2,644	117,129
MongoDB, Inc.*	297	107,371
Take-Two Interactive Software, Inc.*	601	106,389
Coupa Software, Inc.*	402	105,368
Akamai Technologies, Inc.*	860	100,276
Broadridge Financial Solutions, Inc.	620	100,149
Tyler Technologies, Inc.*	221	99,974
Bill.com Holdings, Inc.*	535	98,001
Nuance Communications, Inc.*	1,665	90,643
Ceridian HCM Holding, Inc.*	943	90,453
Citrix Systems, Inc.	746	87,483
Fair Isaac Corp.*	173	86,964
Dropbox, Inc. — Class A*	2,699	81,807
Jack Henry & Associates, Inc.	492	80,447
Fastly, Inc. — Class A*,1	1,036	61,746
MicroStrategy, Inc. — Class A*,1	90	59,805
Alteryx, Inc. — Class A*	646	55,569
Total Software		8,242,535

Semiconductors - 20.3%
NVIDIA Corp.	665	532,066
Intel Corp.	6,120	343,577
Broadcom, Inc.	679	323,774
Texas Instruments, Inc.	1,616	310,757
QUALCOMM, Inc.	2,103	300,582
Applied Materials, Inc.	1,879	267,569
Advanced Micro Devices, Inc.*	2,761	259,341
Micron Technology, Inc.*	2,716	230,806
Lam Research Corp.	344	223,841
Taiwan Semiconductor Manufacturing Company Ltd. ADR	1,763	211,842
NXP Semiconductor N.V.	912	187,617
Analog Devices, Inc.	1,086	186,966
KLA Corp.	506	164,050
Marvell Technology, Inc.	2,808	163,791
ASML Holding N.V. — Class G	221	152,676
Microchip Technology, Inc.	984	147,344
Xilinx, Inc.	993	143,627
Skyworks Solutions, Inc.	713	136,718
Maxim Integrated Products, Inc.	1,178	124,114
Qorvo, Inc.*	575	112,499
Teradyne, Inc.	824	110,383
Monolithic Power Systems, Inc.	261	97,470
Entegris, Inc.	775	95,302
ON Semiconductor Corp.*	2,473	94,666
Cree, Inc.*	808	79,127
Total Semiconductors		5,000,505

Internet - 17.5%
Alphabet, Inc. — Class A*	385	940,089
Facebook, Inc. — Class A*	2,114	735,059
Baidu, Inc. ADR*	1,357	276,692
Snap, Inc. — Class A*	3,602	245,440
Twitter, Inc.*	2,639	181,590
Pinterest, Inc. — Class A*	2,148	169,585
Shopify, Inc. — Class A*	116	169,474
Sea Ltd. ADR*	603	165,584
Match Group, Inc.*	976	157,380
Okta, Inc.*	587	143,627
Palo Alto Networks, Inc.*	373	138,402
Zillow Group, Inc. — Class C*	1,081	132,120
VeriSign, Inc.*	518	117,943
CDW Corp.	663	115,793
Wix.com Ltd.*	397	115,241
Zendesk, Inc.*	660	95,264
NortonLifeLock, Inc.	3,343	90,996
GoDaddy, Inc. — Class A*	1,019	88,612
IAC*	558	86,027
F5 Networks, Inc.*	411	76,717
Anaplan, Inc.*	1,195	63,694
Total Internet		4,305,329

Computers - 12.6%
Apple, Inc.	8,194	1,122,250
International Business Machines Corp.	1,803	264,302
Accenture plc — Class A	698	205,763
Dell Technologies, Inc. — Class C*	2,015	200,835
Crowdstrike Holdings, Inc. — Class A*	703	176,671
Fortinet, Inc.*	603	143,629

94 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
TECHNOLOGY FUND

	Shares	Value
HP, Inc.	4,716	$142,376
Cognizant Technology Solutions Corp. — Class A	2,010	139,213
Seagate Technology Holdings plc	1,492	131,191
Zscaler, Inc.*	582	125,747
Infosys Ltd. ADR	5,678	120,317
Check Point Software Technologies Ltd.*	1,003	116,478
Western Digital Corp.*	1,516	107,894
NetApp, Inc.	1,205	98,593
Total Computers		3,095,259

Commercial Services - 5.1%
PayPal Holdings, Inc.*	1,497	436,345
Square, Inc. — Class A*	1,012	246,725
Automatic Data Processing, Inc.	1,069	212,325
Global Payments, Inc.	900	168,786
FleetCor Technologies, Inc.*	411	105,241
Riot Blockchain, Inc.*,1	1,140	42,944
Marathon Digital Holdings, Inc.*	1,326	41,597
Total Commercial Services		1,253,963

Diversified Financial Services - 3.9%
Visa, Inc. — Class A	2,245	524,926
Mastercard, Inc. — Class A	1,195	436,283
Total Diversified Financial Services		961,209

Telecommunications - 3.0%
Cisco Systems, Inc.	6,486	343,758
Motorola Solutions, Inc.	653	141,603
Arista Networks, Inc.*	330	119,562
Juniper Networks, Inc.	2,502	68,430
Ciena Corp.*	1,202	68,382
Total Telecommunications		741,735

Energy-Alternate Sources - 1.4%
SolarEdge Technologies, Inc.*	478	132,105
Enphase Energy, Inc.*	668	122,665
First Solar, Inc.*	848	76,752
Total Energy-Alternate Sources		331,522

Electronics - 1.1%
Amphenol Corp. — Class A	2,169	$148,381
TE Connectivity Ltd.	891	120,472
Total Electronics		268,853

Advertising - 0.6%
Trade Desk, Inc. — Class A*	1,929	149,228

Office & Business Equipment - 0.5%
Zebra Technologies Corp. — Class A*	238	126,019

Total Common Stocks
(Cost $8,197,035)		24,476,157

	Face Amount
REPURCHASE AGREEMENTS††,2 - 1.3%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	$179,408	179,408
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	70,633	70,633
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	69,248	69,248
Total Repurchase Agreements
(Cost $319,289)		319,289

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	251,259	251,259
Total Securities Lending Collateral
(Cost $251,259)		251,259

Total Investments - 101.8%
(Cost $8,767,583)		$25,046,705
Other Assets & Liabilities, net - (1.8)%		(452,716)
Total Net Assets - 100.0%		$24,593,989

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
TECHNOLOGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$24,476,157	$—	$—	$24,476,157
Repurchase Agreements	—	319,289	—	319,289
Securities Lending Collateral	251,259	—	—	251,259
Total Assets	$24,727,416	$319,289	$—	$25,046,705

96 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments, at value - including $243,453 of securities loaned (cost $8,448,294)	$24,727,416
Repurchase agreements, at value (cost $319,289)	319,289
Receivables:
Fund shares sold	628,851
Dividends	5,447
Foreign tax reclaims	496
Securities lending income	118
Total assets	25,681,617

Liabilities:
Payable for:
Securities purchased	470,378
Fund shares redeemed	303,628
Return of securities lending collateral	251,259
Management fees	15,764
Transfer agent and administrative fees	4,989
Investor service fees	4,636
Portfolio accounting fees	1,855
Trustees’ fees*	255
Miscellaneous	34,864
Total liabilities	1,087,628
Commitments and contingent liabilities (Note 9)	—
Net assets	$24,593,989

Net assets consist of:
Paid in capital	$5,145,077
Total distributable earnings (loss)	19,448,912
Net assets	$24,593,989
Capital shares outstanding	117,589
Net asset value per share	$209.15

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends (net of foreign withholding tax of $322)	$77,139
Interest	17
Income from securities lending, net	290
Total investment income	77,446

Expenses:
Management fees	101,592
Investor service fees	29,880
Transfer agent and administrative fees	39,471
Professional fees	16,294
Portfolio accounting fees	11,952
Trustees’ fees*	2,349
Custodian fees	1,698
Miscellaneous	174
Total expenses	203,410
Net investment loss	(125,964)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,687,970
Net realized gain	2,687,970
Net change in unrealized appreciation (depreciation) on:
Investments	245,340
Net change in unrealized appreciation (depreciation)	245,340
Net realized and unrealized gain	2,933,310
Net increase in net assets resulting from operations	$2,807,346

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 97

TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(125,964)	$(144,105)
Net realized gain on investments	2,687,970	3,996,314
Net change in unrealized appreciation (depreciation) on investments	245,340	3,553,034
Net increase in net assets resulting from operations	2,807,346	7,405,243

Distributions to shareholders	—	(456,120)

Capital share transactions:
Proceeds from sale of shares	11,048,370	45,224,648
Distributions reinvested	—	456,120
Cost of shares redeemed	(14,494,331)	(49,836,080)
Net decrease from capital share transactions	(3,445,961)	(4,155,312)
Net increase (decrease) in net assets	(638,615)	2,793,811

Net assets:
Beginning of period	25,232,604	22,438,793
End of period	$24,593,989	$25,232,604

Capital share activity:
Shares sold	55,736	321,700
Shares issued from reinvestment of distributions	—	3,116
Shares redeemed	(75,276)	(365,942)
Net decrease in shares	(19,540)	(41,126)

98 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$184.01	$125.88	$93.07	$96.71	$74.88	$71.70
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.01)	(.99)	(.90)	(.63)	(.56)	(.21)
Net gain (loss) on investments (realized and unrealized)	26.15	62.21	37.66	(.43)	24.71	7.78
Total from investment operations	25.14	61.22	36.76	(1.06)	24.15	7.57
Less distributions from:
Net realized gains	—	(3.09)	(3.95)	(2.58)	(2.32)	(4.39)
Total distributions	—	(3.09)	(3.95)	(2.58)	(2.32)	(4.39)
Net asset value, end of period	$209.15	$184.01	$125.88	$93.07	$96.71	$74.88

Total Return[c]	13.66%	49.25%	39.75%	(1.49%)	32.63%	11.07%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,594	$25,233	$22,439	$16,061	$22,940	$18,156
Ratios to average net assets:
Net investment income (loss)	(1.05%)	(0.69%)	(0.79%)	(0.60%)	(0.64%)	(0.29%)
Total expenses	1.70%	1.82%	1.82%	1.72%	1.70%	1.66%
Portfolio turnover rate	38%	192%	188%	178%	200%	321%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 99

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 27, 2001

Ten Largest Holdings (% of Total Net Assets)
Verizon Communications, Inc.	8.1%
Cisco Systems, Inc.	8.0%
AT&T, Inc.	7.7%
T-Mobile US, Inc.	7.1%
Comcast Corp. — Class A	6.8%
Charter Communications, Inc. — Class A	5.3%
Motorola Solutions, Inc.	3.6%
Liberty Broadband Corp. — Class C	3.5%
Arista Networks, Inc.	3.1%
DISH Network Corp. — Class A	2.8%
Top Ten Total	56.0%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Telecommunications Fund	11.72%	25.14%	8.72%	5.44%
S&P 500 Telecommunication Services Index	19.67%	48.38%	10.89%	11.30%
S&P 500 Index	15.25%	40.79%	17.65%	14.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P Telecommunication Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

100 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
TELECOMMUNICATIONS FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Telecommunications - 67.6%
Verizon Communications, Inc.	4,421	$247,709
Cisco Systems, Inc.	4,601	243,853
AT&T, Inc.	8,143	234,355
T-Mobile US, Inc.*	1,508	218,404
Motorola Solutions, Inc.	510	110,593
Arista Networks, Inc.*	258	93,476
Ubiquiti, Inc.	257	80,233
Lumen Technologies, Inc.	5,010	68,086
Juniper Networks, Inc.	1,954	53,442
Ciena Corp.*	938	53,363
BCE, Inc.	859	42,366
Iridium Communications, Inc.*	1,022	40,870
America Movil SAB de CV — Class L ADR	2,649	39,735
Rogers Communications, Inc. — Class B	734	39,005
TELUS Corp.	1,722	38,624
Vodafone Group plc ADR	2,236	38,303
CommScope Holding Company, Inc.*	1,789	38,124
Viavi Solutions, Inc.*	2,046	36,132
Viasat, Inc.*	693	34,539
Vonage Holdings Corp.*	2,366	34,094
Calix, Inc.*	673	31,967
Telephone & Data Systems, Inc.	1,251	28,348
Shenandoah Telecommunications Co.	574	27,845
Infinera Corp.*	2,579	26,306
InterDigital, Inc.	355	25,926
EchoStar Corp. — Class A*	1,050	25,504
Plantronics, Inc.*	598	24,954
Extreme Networks, Inc.*	1,916	21,382
Gogo, Inc.*	1,772	20,165
NETGEAR, Inc.*	499	19,122
Inseego Corp.*,1	1,775	17,910
Cincinnati Bell, Inc.*	1,033	15,929
Total Telecommunications		2,070,664

Media - 25.3%
Comcast Corp. — Class A	3,627	206,812
Charter Communications, Inc. — Class A*	226	163,048
Liberty Broadband Corp. — Class C*	615	106,801
DISH Network Corp. — Class A*	2,035	85,063
Altice USA, Inc. — Class A*	2,103	71,796
Cable One, Inc.	33	63,123
Liberty Global plc — Class C*	1,659	44,859
Liberty Latin America Ltd. — Class C*	2,291	32,303
Total Media		773,805

Internet - 3.1%
F5 Networks, Inc.*	320	59,731
Cogent Communications Holdings, Inc.	445	34,216
Total Internet		93,947

Computers - 2.3%
Lumentum Holdings, Inc.*	550	45,117
NetScout Systems, Inc.*	884	25,229
Total Computers		70,346

Software - 1.2%
Bandwidth, Inc. — Class A*	249	34,342

Total Common Stocks
(Cost $1,898,122)		3,043,104

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	$10,714	10,714
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	4,218	4,218
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	4,135	4,135
Total Repurchase Agreements
(Cost $19,067)		19,067

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	13,706	13,706
Total Securities Lending Collateral
(Cost $13,706)		13,706

Total Investments - 100.5%
(Cost $1,930,895)		$3,075,877
Other Assets & Liabilities, net - (0.5)%		(15,062)
Total Net Assets - 100.0%		$3,060,815

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
TELECOMMUNICATIONS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,043,104	$—	$—	$3,043,104
Repurchase Agreements	—	19,067	—	19,067
Securities Lending Collateral	13,706	—	—	13,706
Total Assets	$3,056,810	$19,067	$—	$3,075,877

102 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments, at value - including $12,865 of securities loaned (cost $1,911,828)	$3,056,810
Repurchase agreements, at value (cost $19,067)	19,067
Receivables:
Fund shares sold	30,751
Dividends	3,539
Securities lending income	14
Total assets	3,110,181

Liabilities:
Payable for:
Securities purchased	27,275
Return of securities lending collateral	13,706
Management fees	2,152
Transfer agent and administrative fees	681
Investor service fees	633
Portfolio accounting fees	253
Fund shares redeemed	59
Trustees’ fees*	34
Miscellaneous	4,573
Total liabilities	49,366
Commitments and contingent liabilities (Note 9)	—
Net assets	$3,060,815

Net assets consist of:
Paid in capital	$2,516,456
Total distributable earnings (loss)	544,359
Net assets	$3,060,815
Capital shares outstanding	41,489
Net asset value per share	$73.77

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends (net of foreign withholding tax of $407)	$35,004
Interest	2
Income from securities lending, net	120
Total investment income	35,126

Expenses:
Management fees	13,550
Investor service fees	3,985
Transfer agent and administrative fees	5,227
Professional fees	2,175
Portfolio accounting fees	1,594
Trustees’ fees*	298
Custodian fees	225
Miscellaneous	57
Total expenses	27,111
Net investment income	8,015

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	206,023
Net realized gain	206,023
Net change in unrealized appreciation (depreciation) on:
Investments	159,729
Net change in unrealized appreciation (depreciation)	159,729
Net realized and unrealized gain	365,752
Net increase in net assets resulting from operations	$373,767

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 103

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$8,015	$21,940
Net realized gain (loss) on investments	206,023	(148,445)
Net change in unrealized appreciation (depreciation) on investments	159,729	104,851
Net increase (decrease) in net assets resulting from operations	373,767	(21,654)

Distributions to shareholders	—	(20,039)

Capital share transactions:
Proceeds from sale of shares	3,286,506	6,222,410
Distributions reinvested	—	20,039
Cost of shares redeemed	(3,853,599)	(6,196,659)
Net increase (decrease) from capital share transactions	(567,093)	45,790
Net increase (decrease) in net assets	(193,326)	4,097

Net assets:
Beginning of period	3,254,141	3,250,044
End of period	$3,060,815	$3,254,141

Capital share activity:
Shares sold	47,038	102,385
Shares issued from reinvestment of distributions	—	328
Shares redeemed	(54,832)	(106,843)
Net decrease in shares	(7,794)	(4,130)

104 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$66.03	$60.85	$53.75	$58.48	$57.03	$48.71
Income (loss) from investment operations:
Net investment income (loss)[b]	.17	.48	.37	.57	.37	.45
Net gain (loss) on investments (realized and unrealized)	7.57	5.27 [d]	6.73	(3.51)	2.86	8.03
Total from investment operations	7.74	5.75	7.10	(2.94)	3.23	8.48
Less distributions from:
Net investment income	—	(.57)	—	(.47)	(.77)	(.16)
Net realized gains	—	—	—	(1.32)	(1.01)	—
Total distributions	—	(.57)	—	(1.79)	(1.78)	(.16)
Net asset value, end of period	$73.77	$66.03	$60.85	$53.75	$58.48	$57.03

Total Return[c]	11.72%	9.49%	13.21%	(5.29%)	5.85%	17.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,061	$3,254	$3,250	$3,230	$3,514	$5,384
Ratios to average net assets:
Net investment income (loss)	0.50%	0.81%	0.63%	0.97%	0.65%	0.86%
Total expenses	1.70%	1.82%	1.82%	1.73%	1.70%	1.66%
Portfolio turnover rate	111%	258%	263%	365%	372%	410%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of investment of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 105

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 11, 2001

Ten Largest Holdings (% of Total Net Assets)
Tesla, Inc.	9.2%
United Parcel Service, Inc. — Class B	5.2%
Union Pacific Corp.	4.5%
Uber Technologies, Inc.	3.7%
General Motors Co.	3.4%
FedEx Corp.	3.4%
CSX Corp.	3.2%
Norfolk Southern Corp.	3.1%
NIO, Inc. ADR	2.7%
Old Dominion Freight Line, Inc.	2.1%
Top Ten Total	40.5%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Transportation Fund	13.70%	74.17%	18.27%	13.45%
S&P 500 Industrials Index	16.40%	51.45%	14.40%	12.80%
S&P 500 Index	15.25%	40.79%	17.65%	14.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Industrials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

106 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
TRANSPORTATION FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Transportation - 38.6%
United Parcel Service, Inc. — Class B	1,610	$334,832
Union Pacific Corp.	1,344	295,586
FedEx Corp.	748	223,151
CSX Corp.	6,483	207,975
Norfolk Southern Corp.	755	200,385
Old Dominion Freight Line, Inc.	535	135,783
Kansas City Southern	438	124,116
Expeditors International of Washington, Inc.	914	115,712
J.B. Hunt Transport Services, Inc.	635	103,473
XPO Logistics, Inc.*	681	95,265
CH Robinson Worldwide, Inc.	926	86,738
ZTO Express Cayman, Inc. ADR	2,462	74,722
Canadian Pacific Railway Ltd.	964	74,141
Canadian National Railway Co.	701	73,970
Knight-Swift Transportation Holdings, Inc.	1,490	67,735
Landstar System, Inc.	387	61,154
Saia, Inc.*	280	58,657
Ryder System, Inc.	662	49,207
Kirby Corp.*	765	46,390
Werner Enterprises, Inc.	972	43,273
Atlas Air Worldwide Holdings, Inc.*	501	34,123
Total Transportation		2,506,388

Auto Manufacturers - 23.6%
Tesla, Inc.*	884	600,855
General Motors Co.*	3,785	223,958
NIO, Inc. ADR*	3,240	172,368
Li Auto, Inc. ADR*	2,550	89,097
XPeng, Inc. ADR*	1,920	85,286
Ferrari N.V.	341	70,263
Nikola Corp.*	3,710	67,003
Stellantis N.V.	3,319	65,417
Toyota Motor Corp. ADR	370	64,691
Fisker, Inc.*	3,100	59,768
Workhorse Group, Inc.*,1	2,250	37,328
Total Auto Manufacturers		1,536,034

Auto Parts & Equipment - 13.7%
Aptiv plc*	625	98,331
QuantumScape Corp.*,1	2,964	86,727
BorgWarner, Inc.	1,693	82,178
Lear Corp.	459	80,453
Magna International, Inc.	790	73,186
Gentex Corp.	2,107	69,721
Autoliv, Inc.	710	69,410
Fox Factory Holding Corp.*	420	65,377
Luminar Technologies, Inc.*,1	2,944	64,621
Goodyear Tire & Rubber Co.*	3,070	52,650
Adient plc*	1,142	51,618
Visteon Corp.*	384	46,441
Dana, Inc.	1,926	45,762
Total Auto Parts & Equipment		886,475

Airlines - 12.1%
Southwest Airlines Co.*	2,518	133,680
Delta Air Lines, Inc.*	2,918	126,233
United Airlines Holdings, Inc.*	1,885	98,567
American Airlines Group, Inc.*	4,141	87,830
Copa Holdings S.A. — Class A*	887	66,818
Alaska Air Group, Inc.*	1,083	65,316
Ryanair Holdings plc ADR*	599	64,818
JetBlue Airways Corp.*	3,296	55,307
Allegiant Travel Co. — Class A*	240	46,560
Spirit Airlines, Inc.*	1,407	42,829
Total Airlines		787,958

Internet - 5.4%
Uber Technologies, Inc.*	4,746	237,870
Lyft, Inc. — Class A*	1,826	110,436
Total Internet		348,306

Commercial Services - 2.9%
AMERCO	150	88,410
Avis Budget Group, Inc.*	716	55,769
Macquarie Infrastructure Corp.	1,170	44,776
Total Commercial Services		188,955

Home Builders - 2.3%
Thor Industries, Inc.	564	63,732
LCI Industries	350	45,997
Winnebago Industries, Inc.	570	38,737
Total Home Builders		148,466

Leisure Time - 1.0%
Harley-Davidson, Inc.	1,432	65,615

Total Common Stocks
(Cost $2,459,662)		6,468,197

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.8%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	$30,216	30,216
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	11,896	11,896
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	11,663	11,663
Total Repurchase Agreements
(Cost $53,775)		53,775

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
TRANSPORTATION FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,3 - 2.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	137,385	$137,385
Total Securities Lending Collateral
(Cost $137,385)		137,385

Total Investments - 102.5%
(Cost $2,650,822)		$6,659,357
Other Assets & Liabilities, net - (2.5)%		(160,438)
Total Net Assets - 100.0%		$6,498,919

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$6,468,197	$—	$—	$6,468,197
Repurchase Agreements	—	53,775	—	53,775
Securities Lending Collateral	137,385	—	—	137,385
Total Assets	$6,605,582	$53,775	$—	$6,659,357

108 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments, at value - including $130,799 of securities loaned (cost $2,597,047)	$6,605,582
Repurchase agreements, at value (cost $53,775)	53,775
Cash	331
Receivables:
Fund shares sold	4,494
Dividends	1,632
Securities lending income	757
Total assets	6,666,571

Liabilities:
Payable for:
Return of securities lending collateral	137,385
Fund shares redeemed	10,495
Management fees	4,922
Transfer agent and administrative fees	1,558
Investor service fees	1,448
Portfolio accounting fees	579
Trustees’ fees*	82
Miscellaneous	11,183
Total liabilities	167,652
Commitments and contingent liabilities (Note 9)	—
Net assets	$6,498,919

Net assets consist of:
Paid in capital	$1,850,846
Total distributable earnings (loss)	4,648,073
Net assets	$6,498,919
Capital shares outstanding	52,265
Net asset value per share	$124.35

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends (net of foreign withholding tax of $579)	$44,137
Interest	6
Income from securities lending, net	3,745
Total investment income	47,888

Expenses:
Management fees	32,390
Investor service fees	9,527
Transfer agent and administrative fees	12,615
Professional fees	4,734
Portfolio accounting fees	3,810
Trustees’ fees*	763
Custodian fees	543
Miscellaneous	471
Total expenses	64,853
Net investment loss	(16,965)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	719,352
Net realized gain	719,352
Net change in unrealized appreciation (depreciation) on:
Investments	274,576
Net change in unrealized appreciation (depreciation)	274,576
Net realized and unrealized gain	993,928
Net increase in net assets resulting from operations	$976,963

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 109

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(16,965)	$(41,154)
Net realized gain on investments	719,352	648,487
Net change in unrealized appreciation (depreciation) on investments	274,576	1,396,690
Net increase in net assets resulting from operations	976,963	2,004,023

Distributions to shareholders	—	(136,588)

Capital share transactions:
Proceeds from sale of shares	9,396,614	16,952,118
Distributions reinvested	—	136,588
Cost of shares redeemed	(11,774,534)	(15,779,384)
Net increase (decrease) from capital share transactions	(2,377,920)	1,309,322
Net increase (decrease) in net assets	(1,400,957)	3,176,757

Net assets:
Beginning of period	7,899,876	4,723,119
End of period	$6,498,919	$7,899,876

Capital share activity:
Shares sold	76,695	197,784
Shares issued from reinvestment of distributions	—	1,768
Shares redeemed	(96,663)	(185,869)
Net increase (decrease) in shares	(19,968)	13,683

110 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[d]
Per Share Data
Net asset value, beginning of period	$109.37	$80.67	$66.01	$86.15	$70.81	$100.87
Income (loss) from investment operations:
Net investment income (loss)[b]	(.27)	(.72)	.09	(.16)	(.43)	.16
Net gain (loss) on investments (realized and unrealized)	15.25	32.30	14.60	(16.55)	15.99	(20.23)
Total from investment operations	14.98	31.58	14.69	(16.71)	15.56	(20.07)
Less distributions from:
Net investment income	—	(.14)	—	—	(.22)	—
Net realized gains	—	(2.74)	(.03)	(3.43)	—	(9.99)
Total distributions	—	(2.88)	(.03)	(3.43)	(.22)	(9.99)
Net asset value, end of period	$124.35	$109.37	$80.67	$66.01	$86.15	$70.81

Total Return[c]	13.70%	40.62%	22.24%	(20.05%)	22.02%	15.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,499	$7,900	$4,723	$4,167	$11,739	$12,883
Ratios to average net assets:
Net investment income (loss)	(0.45%)	(0.86%)	0.11%	(0.19%)	(0.56%)	0.73%
Total expenses	1.70%	1.82%	1.83%	1.72%	1.70%	1.66%
Portfolio turnover rate	115%	373%	277%	237%	308%	174%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Reverse share split — Per share amounts for the year ended December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 111

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
NextEra Energy, Inc.	6.1%
Duke Energy Corp.	4.4%
Southern Co.	4.0%
Dominion Energy, Inc.	3.9%
American Electric Power Company, Inc.	3.4%
Exelon Corp.	3.3%
Sempra Energy	3.2%
Xcel Energy, Inc.	3.0%
Public Service Enterprise Group, Inc.	2.8%
WEC Energy Group, Inc.	2.7%
Top Ten Total	36.8%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Utilities Fund	2.78%	13.86%	4.74%	8.01%
S&P 500 Utilities Index	2.38%	15.77%	7.41%	10.56%
S&P 500 Index	15.25%	40.79%	17.65%	14.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

112 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
UTILITIES FUND

	Shares	Value
COMMON STOCKS† - 99.8%

Electric - 83.1%
NextEra Energy, Inc.	9,066	$664,356
Duke Energy Corp.	4,846	478,397
Southern Co.	7,227	437,306
Dominion Energy, Inc.	5,731	421,630
American Electric Power Company, Inc.	4,300	363,737
Exelon Corp.	8,146	360,949
Sempra Energy	2,649	350,939
Xcel Energy, Inc.	4,962	326,897
Public Service Enterprise Group, Inc.	5,078	303,360
WEC Energy Group, Inc.	3,262	290,155
Eversource Energy	3,599	288,784
DTE Energy Co.	2,116	274,234
Consolidated Edison, Inc.	3,799	272,464
Edison International	4,557	263,486
PPL Corp.	9,165	256,345
PG&E Corp.*	24,620	250,385
FirstEnergy Corp.	6,711	249,716
Ameren Corp.	3,069	245,643
Avangrid, Inc.	4,769	245,270
Entergy Corp.	2,417	240,975
AES Corp.	8,937	232,988
CMS Energy Corp.	3,894	230,057
CenterPoint Energy, Inc.	8,453	207,267
Alliant Energy Corp.	3,667	204,472
Evergy, Inc.	3,311	200,084
NRG Energy, Inc.	4,459	179,698
Vistra Corp.	9,104	168,879
Pinnacle West Capital Corp.	2,045	167,629
OGE Energy Corp.	4,260	143,349
IDACORP, Inc.	1,245	121,387
PNM Resources, Inc.	2,342	114,219
Ormat Technologies, Inc.	1,600	111,248
Portland General Electric Co.	2,389	110,085
Black Hills Corp.	1,675	109,930
NorthWestern Corp.	1,576	94,907
Total Electric		8,981,227

Gas - 9.9%
Atmos Energy Corp.	2,019	194,046
UGI Corp.	3,737	173,061
NiSource, Inc.	6,879	168,536
National Fuel Gas Co.	2,312	120,802
Southwest Gas Holdings, Inc.	1,644	108,816
ONE Gas, Inc.	1,459	108,141
Spire, Inc.	1,460	105,514
South Jersey Industries, Inc.	3,580	92,829
Total Gas		1,071,745

Water - 4.4%
American Water Works Company, Inc.	1,868	287,915
Essential Utilities, Inc.	3,968	181,338
Total Water		469,253

Building Materials - 1.3%
MDU Resources Group, Inc.	4,468	140,027

Energy-Alternate Sources - 1.1%
Sunnova Energy International, Inc.*	3,140	118,252

Total Common Stocks
(Cost $4,938,114)		10,780,504

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.4%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	$27,269	27,269
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	10,736	10,736
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	10,525	10,525
Total Repurchase Agreements
(Cost $48,530)		48,530

Total Investments - 100.2%
(Cost $4,986,644)		$10,829,034
Other Assets & Liabilities, net - (0.2)%		(22,386)
Total Net Assets - 100.0%		$10,806,648

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
UTILITIES FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$10,780,504	$—	$—	$10,780,504
Repurchase Agreements	—	48,530	—	48,530
Total Assets	$10,780,504	$48,530	$—	$10,829,034

114 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments, at value (cost $4,938,114)	$10,780,504
Repurchase agreements, at value (cost $48,530)	48,530
Receivables:
Dividends	16,697
Total assets	10,845,731

Liabilities:
Payable for:
Fund shares redeemed	9,306
Management fees	7,757
Professional fees	6,974
Transfer agent and administrative fees	2,455
Investor service fees	2,281
Printing fees	1,664
Portfolio accounting fees	913
Trustees’ fees*	119
Miscellaneous	7,614
Total liabilities	39,083
Commitments and contingent liabilities (Note 9)	—
Net assets	$10,806,648

Net assets consist of:
Paid in capital	$5,612,064
Total distributable earnings (loss)	5,194,584
Net assets	$10,806,648
Capital shares outstanding	339,959
Net asset value per share	$31.79

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends	$167,999
Interest	7
Total investment income	168,006

Expenses:
Management fees	46,060
Investor service fees	13,547
Transfer agent and administrative fees	18,015
Portfolio accounting fees	5,419
Professional fees	2,706
Trustees’ fees*	1,120
Custodian fees	776
Miscellaneous	4,570
Total expenses	92,213
Net investment income	75,793

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	601,917
Net realized gain	601,917
Net change in unrealized appreciation (depreciation) on:
Investments	(411,064)
Net change in unrealized appreciation (depreciation)	(411,064)
Net realized and unrealized gain	190,853
Net increase in net assets resulting from operations	$266,646

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 115

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$75,793	$187,407
Net realized gain (loss) on investments	601,917	(77,867)
Net change in unrealized appreciation (depreciation) on investments	(411,064)	(1,747,746)
Net increase (decrease) in net assets resulting from operations	266,646	(1,638,206)

Distributions to shareholders	—	(476,044)

Capital share transactions:
Proceeds from sale of shares	4,987,109	22,322,981
Distributions reinvested	—	476,044
Cost of shares redeemed	(6,248,563)	(24,918,248)
Net decrease from capital share transactions	(1,261,454)	(2,119,223)
Net decrease in net assets	(994,808)	(4,233,473)

Net assets:
Beginning of period	11,801,456	16,034,929
End of period	$10,806,648	$11,801,456

Capital share activity:
Shares sold	157,490	689,994
Shares issued from reinvestment of distributions	—	16,275
Shares redeemed	(199,081)	(799,726)
Net decrease in shares	(41,591)	(93,457)

116 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$30.93	$33.76	$28.43	$27.97	$26.24	$22.86
Income (loss) from investment operations:
Net investment income (loss)[b]	.22	.41	.39	.43	.42	.36
Net gain (loss) on investments (realized and unrealized)	.64	(2.20)	5.01	.62 [d]	2.42	3.38
Total from investment operations	.86	(1.79)	5.40	1.05	2.84	3.74
Less distributions from:
Net investment income	—	(.55)	(.07)	(.46)	(.55)	(.17)
Net realized gains	—	(.49)	—	(.13)	(.56)	(.19)
Total distributions	—	(1.04)	(.07)	(.59)	(1.11)	(.36)
Net asset value, end of period	$31.79	$30.93	$33.76	$28.43	$27.97	$26.24

Total Return[c]	2.78%	(5.13%)	19.01%	3.78%	11.02%	16.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,807	$11,801	$16,035	$19,320	$14,670	$15,242
Ratios to average net assets:
Net investment income (loss)	1.40%	1.34%	1.22%	1.54%	1.48%	1.39%
Total expenses	1.70%	1.82%	1.82%	1.73%	1.70%	1.65%
Portfolio turnover rate	34%	151%	144%	299%	183%	234%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sale and repurchase of fund shares in relation to fluctuating market value of investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 117

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately. At June 30, 2021, the Trust consisted of forty-nine funds. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Banking Fund	Diversified
Basic Materials Fund	Diversified
Biotechnology Fund	Non-diversified
Consumer Products Fund	Diversified
Electronics Fund	Non-diversified
Energy Fund	Diversified
Energy Services Fund	Non-diversified
Financial Services Fund	Diversified
Health Care Fund	Diversified
Internet Fund	Diversified
Leisure Fund	Diversified
Precious Metals Fund	Non-diversified
Real Estate Fund	Diversified
Retailing Fund	Diversified
Technology Fund	Diversified
Telecommunications Fund	Non-diversified
Transportation Fund	Diversified
Utilities Fund	Diversified

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

118 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(c) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of June 30, 2021, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(d) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 119

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(e) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(f) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.08% at June 30, 2021.

(g) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Real Estate Fund	0.85%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

120 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At June 30, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Banking Fund	$6,642,991	$2,114,231	$(6,118)	$2,108,113
Basic Materials Fund	6,939,043	4,067,375	(4,540)	4,062,835
Biotechnology Fund	13,936,712	11,264,096	(729,989)	10,534,107
Consumer Products Fund	8,092,184	6,715,412	(595)	6,714,817
Electronics Fund	4,220,590	8,042,162	—	8,042,162
Energy Fund	18,225,512	4,410,368	(1,474)	4,408,894
Energy Services Fund	12,436,906	279,016	(8,863)	270,153
Financial Services Fund	13,018,092	5,211,752	(30,266)	5,181,486
Health Care Fund	8,088,074	11,139,603	(181,838)	10,957,765
Internet Fund	7,506,832	6,450,889	(92,019)	6,358,870
Leisure Fund	10,412,544	3,742,947	(16,818)	3,726,129
Precious Metals Fund	15,659,211	8,370,691	(235,850)	8,134,841
Real Estate Fund	9,284,262	3,913,242	(61,147)	3,852,095
Retailing Fund	4,751,688	2,580,119	(6,881)	2,573,238
Technology Fund	9,500,309	15,602,114	(55,718)	15,546,396
Telecommunications Fund	2,380,908	698,753	(3,784)	694,969
Transportation Fund	3,080,819	3,606,494	(27,956)	3,578,538
Utilities Fund	6,156,491	4,702,046	(29,503)	4,672,543

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Securities Transactions

For the period ended June 30, 2021, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales
Banking Fund	$15,868,594	$12,676,800
Basic Materials Fund	8,396,959	7,237,264
Biotechnology Fund	12,998,195	15,245,477
Consumer Products Fund	12,339,418	14,224,632
Electronics Fund	9,740,544	11,726,298
Energy Fund	33,251,867	21,573,748
Energy Services Fund	22,206,515	15,142,167
Financial Services Fund	16,469,267	11,776,781
Health Care Fund	4,984,082	9,405,266
Internet Fund	9,528,218	11,117,629
Leisure Fund	10,253,122	8,544,372
Precious Metals Fund	12,234,869	11,240,261
Real Estate Fund	10,828,817	6,038,911
Retailing Fund	10,030,837	10,929,947
Technology Fund	9,220,990	12,933,459
Telecommunications Fund	3,475,316	4,041,739
Transportation Fund	8,552,670	10,924,712
Utilities Fund	3,660,538	4,828,413

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended June 30, 2021, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Banking Fund	$2,717,280	$4,042,348	$(23,587)
Basic Materials Fund	580,335	2,381,805	58,641
Biotechnology Fund	1,929,205	1,544,289	165,927
Consumer Products Fund	2,079,213	1,828,681	72,201
Electronics Fund	2,173,276	2,814,462	342,910
Energy Fund	3,669,285	6,512,047	(125,219)
Energy Services Fund	2,273,633	4,669,570	(10,079)
Financial Services Fund	2,614,513	4,143,187	61,763
Health Care Fund	770,273	1,212,596	170,295
Internet Fund	2,252,726	2,186,995	417,504
Leisure Fund	2,348,740	1,420,169	(4,604)
Precious Metals Fund	1,291,415	1,803,717	(30,351)
Real Estate Fund	1,365,124	1,382,928	(8,564)
Retailing Fund	2,527,198	2,758,366	153,088
Technology Fund	1,615,070	2,699,682	628,918
Telecommunications Fund	869,665	914,699	20,829
Transportation Fund	1,837,298	3,510,803	190,395
Utilities Fund	1,096,631	1,120,871	146,271

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At June 30, 2021, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Note
0.05%			0.13%
Due 07/01/21	$43,014,729	$43,014,789	Due 04/30/23	$43,947,200	$43,875,223

BofA Securities, Inc.			U.S. Treasury Bond
0.04%			2.25%
Due 07/01/21	16,602,804	16,602,822	Due 05/15/41	16,308,000	16,934,920

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
0.03%			0.13%
Due 07/01/21	16,934,860	16,934,874	Due 04/15/26	15,882,137	17,278,376

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At June 30, 2021, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Basic Materials Fund	$349,248	$(349,248)	$—	$352,966	$—	$352,966
Biotechnology Fund	257,037	(257,037)	—	268,135	—	268,135
Consumer Products Fund	7,087	(7,087)	—	7,155	—	7,155
Electronics Fund	212,588	(212,588)	—	225,481	—	225,481
Energy Fund	395,960	(395,960)	—	399,673	—	399,673
Financial Services Fund	40,870	(40,870)	—	41,423	—	41,423
Health Care Fund	212,328	(212,328)	—	219,125	—	219,125
Internet Fund	75,673	(75,673)	—	79,441	—	79,441
Leisure Fund	299,237	(299,237)	—	303,626	—	303,626
Precious Metals Fund	570,796	(570,796)	—	571,775	—	571,775
Real Estate Fund	98,749	(98,749)	—	98,991	—	98,991
Retailing Fund	100,332	(100,332)	—	105,798	—	105,798
Technology Fund	243,453	(243,453)	—	251,259	—	251,259
Telecommunications Fund	12,865	(12,865)	—	13,706	—	13,706
Transportation Fund	130,799	(130,799)	—	137,385	—	137,385

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021 and expired on June 7, 2021. On June 7, 2021, the line of credit agreement was renewed and expires on June 6, 2022. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the period ended June 30, 2021. The Funds did not have any borrowings outstanding under this agreement at June 30, 2021.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The average daily balances borrowed for the period ended June 30, 2021, were as follows:

Fund	Average Daily Balance
Biotechnology Fund	$1,454
Consumer Products Fund	3
Electronics Fund	1,309
Energy Fund	1,251
Energy Services Fund	645
Financial Services Fund	1,339
Health Care Fund	273
Internet Fund	202
Leisure Fund	77
Precious Metals Fund	270
Real Estate Fund	328
Retailing Fund	1,385
Technology Fund	306
Telecommunications Fund	49
Transportation Fund	172
Utilities Fund	27

Note 9 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include Rydex Variable Trust. Defendants filed an opposition to the petition for certiorari on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. The Court denied the petition for certiorari on April 19, 2021.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

Note 10 – COVID-19

The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market ntermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Note 11 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

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OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Rydex Variable Trust Contracts Review Committee

Rydex Variable Trust (the “Trust”) was organized as a Delaware statutory trust on June 11, 1998, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series (each, a “Fund” and collectively, the “Funds”):

Tradable Funds (Including Sector Funds*)
●	Banking Fund*	●	Basic Materials Fund*
●	Biotechnology Fund*	●	Commodities Strategy Fund
●	Consumer Products Fund*	●	Dow 2x Strategy Fund
●	Electronics Fund*	●	Energy Fund*
●	Energy Services Fund*	●	Europe 1.25x Strategy Fund
●	Financial Services Fund*	●	Government Long Bond 1.2x Strategy Fund
●	Health Care Fund*	●	High Yield Strategy Fund
●	Internet Fund*	●	Inverse Dow 2x Strategy Fund
●	Inverse Government Long Bond Strategy Fund	●	Inverse High Yield Strategy Fund***
●	Inverse Mid-Cap Strategy Fund	●	Inverse NASDAQ-100 2x Strategy Fund***
●	Inverse NASDAQ-100 Strategy Fund	●	Inverse Russell 2000 2x Strategy Fund***

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OTHER INFORMATION (Unaudited)(continued)

Tradable Funds (Including Sector Funds*)
●	Inverse Russell 2000 Strategy Fund	●	Inverse S&P 500 2x Strategy Fund***
●	Inverse S&P 500 Strategy Fund	●	Japan 2x Strategy Fund
●	Leisure Fund*	●	Mid-Cap 1.5x Strategy Fund
●	NASDAQ-100 2x Strategy Fund	●	NASDAQ-100 Fund
●	Nova Fund	●	Precious Metals Fund*
●	Real Estate Fund	●	Retailing Fund*
●	Russell 2000 1.5x Strategy Fund	●	Russell 2000 2x Strategy Fund
●	Russell 2000 Fund***	●	S&P 500 Fund***
●	S&P 500 Pure Growth Fund	●	S&P 500 Pure Value Fund
●	S&P MidCap 400 Pure Growth Fund	●	S&P MidCap 400 Pure Value Fund
●	S&P SmallCap 600 Pure Growth Fund	●	S&P SmallCap 600 Pure Value Fund
●	Strengthening Dollar 2x Strategy Fund	●	Technology Fund*
●	Telecommunications Fund*	●	Transportation Fund*
●	Utilities Fund*	●	U.S. Government Money Market Fund
●	Weakening Dollar 2x Strategy Fund
Alternative Funds** (i.e., Non-Tradable Funds)
●	Global Managed Futures Strategy Fund**	●	Long Short Equity Fund**
●	Multi-Hedge Strategies Fund**

*	Each, a “Sector Fund” and collectively, the “Sector Funds.”
**	Each, an “Alternative Fund” and collectively, the “Alternative Funds.” Each Fund other than the Alternative Funds, a “Tradable Fund” and collectively, the “Tradable Funds.”
***

The Fund has been organized as a series of the Trust but has not commenced operations, and shares of the Fund are not currently offered to investors. The investment advisory agreement for the Fund was not considered for renewal. Consequently, all references to “the Funds” or similar references hereafter should be understood as excluding such Fund.

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of the Funds pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and Security Investors (the “Advisory Agreement”).1 (Guggenheim Partners, Security Investors and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes Security Investors and other affiliated investment management businesses of Guggenheim Partners.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Adviser regularly provides investment research, advice and supervision, along with a continuous investment program for the Funds, and directs the purchase and sale of securities and other investments for each Fund’s portfolio.

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at

[1]

Security Investors also serves as investment adviser to each of Rydex Variable Commodities Strategy CFC, Rydex Variable Managed Futures Strategy CFC and Rydex Variable Multi-Hedge Strategies CFC (each, a “Subsidiary” and collectively, the “Subsidiaries”), wholly-owned subsidiaries of the Trust that are organized as limited companies under the laws of the Cayman Islands and used by Commodities Strategy Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund, respectively, to obtain commodities exposure. Pursuant to a separate investment management agreement for each Subsidiary (each, a “Subsidiary Advisory Agreement” and collectively, the “Subsidiary Advisory Agreements), the Subsidiary pays Security Investors an advisory fee at the same rate that the respective Fund pays Security Investors under the Advisory Agreement. The Subsidiary Advisory Agreements do not require annual renewal by the Independent Trustees and will continue until they are terminated as provided in the Agreements. In addition, Security Investors has entered into a separate waiver agreement with respect to each applicable Fund pursuant to which Security Investors has contractually agreed to waive the advisory fee it receives from the Fund in an amount equal to the advisory fee paid to Security Investors by the respective Subsidiary. This undertaking will continue with respect to each applicable Fund for so long as the Fund invests in the respective Subsidiary, and may be terminated only with the approval of the Board.

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a meeting called for such purpose.2 At meetings held by videoconference on April 20, 2021 (the “April Meeting”) and on May 26, 2021 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee met with a representative of FUSE at the April Meeting to discuss how FUSE determined the appropriate peer groups for the Funds. Thereafter, the Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a list of Funds for which no peer funds were identified, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

As part of its evaluation of the Adviser and the proposed renewal of the Advisory Agreement, the Committee took into account that each Tradable Fund is designed to provide tactical advisors with specific exposures (with the exception of the U.S. Government Money Market Fund which is designed to support tactical advisors seeking to avoid market exposure or preserve capital) while also providing for unlimited trading privileges, and that the Tradable Funds offer a unique set of product features. The Committee noted that each Tradable Fund (other than the U.S. Government Money Market Fund) seeks to track, or correlate to, the performance (before fees and expenses) of a specific benchmark index over certain time periods or a specific market, noting that, because appropriate published indices are not available for many of the Sector Funds and the Real Estate Fund, the Adviser has developed its own methodology to construct internal performance benchmarks for the Sector Funds and the Real Estate Fund. In this regard, the Committee received information regarding the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, including the personnel with primary responsibility for the maintenance and execution of the methodology. The Committee also noted that, in addition to the performance information included in the FUSE reports, the Adviser provided tracking error data for each Tradable Fund (other than U.S. Government Money Market Fund) relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term.

[2]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of May 26, 2021. The Board, including the Independent Trustees, relied on this relief in voting to renew the Advisory Agreement at a meeting of the Board held by videoconference on May 26, 2021.

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Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and index methodologies and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal, regulatory and operational risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the Tradable Funds, the Committee considered their unique product features, including their tradability, the real time cash process employed for such Funds, and the leveraged and inverse strategies offered, and the Adviser’s assessment of the value to shareholders provided by the Funds’ structure and the services required by the Adviser to provide the Funds’ unique features. The Committee noted that the Tradable Funds allow frequent trading and noted the magnitude of changes in each Fund’s assets during 2020 and 2019. In this regard, the Committee noted that the real time cash process is utilized by the Adviser to aggregate shareholder flow data to estimate daily net subscriptions or redemptions in order to mitigate the costs associated with the tradability feature, improve tracking and keep the Funds fully invested. The Committee also took into account the infrastructure developed by the Adviser to manage the significant volume and size of trading that typically occurs near the end of each business day, as well as the unique considerations required in the portfolio construction process to determine the optimal way to obtain the applicable exposures, including leveraged and inverse exposures, while allowing for high turnover. With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, noting the Adviser’s statement that it uses a quantitative portfolio investment process that also requires investment discretion in implementing adjustments for factors that affect tradability and liquidity, changing dynamics within a sector or market, and corporate actions such as spin-offs, among other adjustments.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH.

The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: Except as otherwise noted, the Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2020, as applicable. For certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, only investment returns for the five-year, three-year and one-year periods ended December 31, 2020, as applicable, were received. In addition, the Committee received a comparison of each Fund’s

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performance to the performance of a benchmark and a peer group of similar funds based on asset levels as identified by FUSE, and for certain Funds, a broader universe of funds, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. For the Tradable Funds (other than U.S. Government Money Market Fund), the Committee received tracking error data for other similar funds in the Guggenheim fund complex. The Committee also received certain updated performance information as of March 31, 2021.

With respect to the Tradable Funds (other than U.S. Government Money Market Fund), the Committee considered the Adviser’s statement that such Funds are designed as a suite of products seeking to provide a number of broad and specific exposures for tactical advisors and also considered that the Funds have a unique set of product features designed to meet the needs of those tactical advisors, which has an impact on performance. The Committee considered the Adviser’s statement that, in circumstances in which there are significant deviations from expected returns, management seeks to understand the cause of such deviations and determine if any remedial actions should be considered, noting that no such remedial actions were currently deemed necessary by the Adviser to address performance. The Committee also considered the Adviser’s discussion of factors that contribute to such deviations, including shareholder activity, financing costs associated with leverage and investment instruments used to achieve certain exposures, noting the Adviser’s statement that expenses and transaction costs based on shareholder activity are the primary driver of performance differences.

With respect to certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds in the two direct competitor product suites and noted the Adviser’s statement that certain Tradable Funds do not have any peer funds that provide the same index, leverage or inverse exposure. The Committee also considered management’s commentary explaining instances of significant underperformance (defined as greater than 100 basis points), as applicable, of such Funds over the five-year, three-year and/or one-year periods ended December 31, 2020, relative to their respective peer funds, attributing such relative underperformance to, among other factors, differences in portfolio construction methodologies and exposures. The Committee noted that the two direct competitor product suites do not offer a fund comparable to the Commodities Strategy Fund and considered a comparison to a peer group identified in the FUSE report that includes actively-managed funds, noting the limitations in the comparability of such peer group.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report has product features that make it comparable in this regard. The Committee considered that the Fund outperformed the comparable peer fund over the five-year, three-year and one-year periods ended December 31, 2020, although its performance ranked in the fourth quartile of the broader peer group over the same time periods.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, including unlimited trading privileges, noting the Adviser’s statement that certain peer funds also cover a narrower or wider market segment than the applicable Fund. The Committee considered management’s commentary explaining such Funds’ underperformance, as applicable, over the five-year, three-year and one-year periods ended December 31, 2020, relative to their respective peer groups, attributing such underperformance to, among other factors, high turnover associated with daily shareholder flows, differences in exposures and the Funds’ modified cap weighting approach to portfolio construction.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), in seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee observed that the Global Managed Futures Strategy Fund’s returns ranked in the third quartile or better of its performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations regarding the other Alternative Funds:

Long Short Equity Fund: The Fund’s returns ranked in the 80th percentile of its performance universe for the five-year and three-year periods ended December 31, 2020. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily a result of the Fund’s fundamental factor tilts and the underperformance of the Fund’s prior investment strategy. The Committee noted management’s statement that the Fund’s long exposure to value and short exposure to growth, as well as negative sector exposures to well-performing sectors, have detracted from investment performance. The Committee also noted management’s statement that

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the Fund employed a momentum-based investment strategy prior to May 31, 2017 that demonstrated bouts of volatility and inconsistencies, which affected long-term performance. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings had improved to the 45th and 60th percentiles, respectively.

Multi-Hedge Strategies Fund: The Fund’s returns ranked in the 100th percentile of its performance universe for the five-year and three-year periods ended December 31, 2020. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the underperformance of its long short equity sleeve and its overall lower equity market beta relative to its peers. With respect to the Fund’s long short equity sleeve, the Committee noted management’s statement that the sleeve’s high long exposure to value and short exposure to growth have detracted from investment performance. The Committee took into account management’s statement that the Fund changed its underlying investment strategies to improve diversification amongst the strategies, target a higher and more stable risk profile and enhance risk-adjusted returns while providing continuity for shareholders. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings had improved to the 55th and 21st percentiles, respectively.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee3 and total net expense ratio to the applicable peer group, if any. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable. The Committee noted Guggenheim’s statement that it does not provide advisory services to other clients that have investment strategies similar to those of the Funds, other than the retail fund counterparts to the Funds and certain other clients with respect to Long Short Equity Fund, each of which is charged the same advisory fee as the corresponding Fund.

With respect to the Tradable Funds that are designed to track a widely available index, which have only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds, noting the Adviser’s statement that only one of the two direct competitor product suites is directly comparable for purposes of assessing such Funds’ advisory fees. For those Tradable Funds with a peer fund from the directly comparable product suite, the Committee noted that each Fund’s contractual advisory fee was equal to or lower than the contractual advisory fee charged to the peer fund, with the exception of 15 Funds for which the contractual advisory fee was five basis points higher than the contractual advisory fee charged to the peer fund. With respect to each of those 15 Funds, the Adviser agreed to waive five basis points of its contractual advisory fee through August 1, 2022. The Committee also considered that each such Fund’s net effective management fee was competitive. The Committee noted that the higher total net expense ratio as compared to the peer fund was driven primarily by the higher other operating expenses of each such Fund.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report is directly comparable in terms of product features offered. The Committee considered that, as of the Fund’s and the peer fund’s respective fiscal year ends, the Fund’s contractual advisory fee, net effective management fee and total net expense ratio are lower than those of the peer fund. The Committee noted the Adviser’s statement that, given the current low interest rate environment, it is currently waiving, and intends to continue to waive, all or a portion of its fees to the extent necessary to maintain the Fund’s stable net asset value.

[3]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, such as unlimited trading privileges. As a result, the fee and expense comparisons are more difficult given the uniqueness of both the Funds’ structure and the portfolio management needed to meet client requirements.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), the Committee made the following observations:

Global Managed Futures Strategy Fund: The Fund’s contractual advisory fee ranks in the fourth quartile (100th percentile) of its peer group. The Fund’s net effective management fee ranks in the first quartile (1st percentile) of its peer group. The Fund’s total net expense ratio ranks in the fourth quartile (100th percentile) of its peer group, with higher other operating expenses than its peer fund. The Committee considered that the peer group is limited in size and is comprised of only two funds. The Committee noted that the Fund’s contractual advisory fee and total net expense ratio each rank more competitively when compared to the broader universe of funds.

Long Short Equity Fund: The Fund’s contractual advisory fee, net effective management fee and total net expense ratio each rank in the fourth quartile (80th, 80th and 100th percentiles, respectively) of its peer group. The Committee noted the Fund’s higher other operating expenses compared to its peers. The Committee considered that the peer group is limited in size and is comprised of only six funds.

Multi-Hedge Strategies Fund: Although the Fund’s contractual advisory fee ranks in the fourth quartile (75th percentile) of its peer group, the Committee considered that the Fund’s net effective management fee and total net expense ratio each rank at the median of its peer group. The Committee considered that the peer group is limited in size and is comprised of only five funds.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2020, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2019. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by the Adviser from its relationship with the Funds were appropriate and that the Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that, although Guggenheim’s overall expenses declined in 2020, generally, costs are anticipated to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

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OTHER INFORMATION (Unaudited)(concluded)

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for an Alternative Fund (i.e., a non-Tradable Fund), with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such expense waivers and limitations. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of the Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or bycalling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present) Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (2) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

138 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 139

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

140 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

142 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 143

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Rydex Variable Trust(the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2020, to March 31, 2021. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable. The Report further concluded that the Program operated effectively during recent market conditions arising from COVID-19.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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6.30.2021

Rydex Variable Trust Funds Semi-Annual Report

Domestic Equity Funds
Nova Fund
Inverse S&P 500® Strategy Fund
NASDAQ-100® Fund
Inverse NASDAQ-100® Strategy Fund
S&P 500® 2x Strategy Fund
NASDAQ-100® 2x Strategy Fund
Mid-Cap 1.5x Strategy Fund
Inverse Mid-Cap Strategy Fund
Russell 2000® 2x Strategy Fund
Russell 2000® 1.5x Strategy Fund
Inverse Russell 2000® Strategy Fund
Dow 2x Strategy Fund
Inverse Dow 2x Strategy Fund

Fixed Income Funds
Government Long Bond 1.2x Strategy Fund
Inverse Government Long Bond Strategy Fund
High Yield Strategy Fund

Money Market Fund
U.S. Government Money Market Fund

GuggenheimInvestments.com	RVATB1-SEMI-0621x1221

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
NOVA FUND	9
INVERSE S&P 500® STRATEGY FUND	20
NASDAQ-100® FUND	27
INVERSE NASDAQ-100® STRATEGY FUND	35
S&P 500® 2x STRATEGY FUND	41
NASDAQ-100® 2x STRATEGY FUND	52
MID-CAP 1.5x STRATEGY FUND	60
INVERSE MID-CAP STRATEGY FUND	70
RUSSELL 2000® 2x STRATEGY FUND	76
RUSSELL 2000® 1.5x STRATEGY FUND	83
INVERSE RUSSELL 2000® STRATEGY FUND	90
DOW 2x STRATEGY FUND	96
INVERSE DOW 2x STRATEGY FUND	103
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	109
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	115
HIGH YIELD STRATEGY FUND	122
U.S. GOVERNMENT MONEY MARKET FUND	129
NOTES TO FINANCIAL STATEMENTS	135
OTHER INFORMATION	153
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	161
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	166
LIQUIDITY RISK MANAGEMENT PROGRAM	169

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

June 30, 2021

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for a selection of our Funds (the “Fund” or “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the semi-annual period ended June 30, 2021.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

July 31, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19. The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of this uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

June 30, 2021

Inverse and leveraged funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

The NASDAQ-100® Fund may not be suitable for all investors. ● Investing in Rydex NASDAQ-100® Fund involves certain risks, which may include increased volatility due to the use of futures and the possibility that companies in which the Fund invests may not be commercially successful or may become obsolete more quickly. ● There are no assurances that any Rydex Fund will achieve its objective and/or strategy. This Fund is subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective and may decrease the Fund’s performance. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

The Government Long Bond 1.2x Strategy and Inverse Government Long Bond Strategy funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged Funds’ holdings consistent with their strategies, as frequently as daily. ● In general, bond prices rise when interest rates fall, and vice versa. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities is also subject to greater fluctuations as a result of changes in interest rates. ● It is important to note that the funds are not guaranteed by the U.S. government. ● There are no assurances that any Guggenheim fund will achieve its objective and/or strategy. These Funds are subject to active trading and tracking error risks, which may increase volatility, impact the fund’s ability to achieve its investment objective, and may decrease the Fund’s performance. ● For more on these and other risks, please read the prospectus.

The High Yield Strategy Fund may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options, and swap agreements will expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● A highly liquid secondary market may not exist for the credit default swaps the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. ● You may have a gain or loss when you sell your shares. ● In general, bond prices rise when interest rates fall, and vice versa. ● The Fund’s exposure to the high yield bond market may subject the Fund to greater volatility because (i) it will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would in a more diversified fund. ● For more on these and other risks, please read the prospectus.

The U.S. Government Money Market Fund may not be suitable for all investors. ● You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. ● For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	June 30, 2021

More states saw the end of COVID-19 related restrictions in the second quarter of 2021, including New York, California, and Illinois, marking a full reopening for almost all of the U.S. The U.S. has made solid vaccination progress, inoculating over 52% of the population. Those vaccinations have helped COVID-19 cases fall sharply from their peak, but the spread of the Delta variant is a worrying trend, particularly in areas with low vaccination rates. Though we expect cases will rise further as the Delta variant spreads, vaccination rates are high for the most vulnerable populations, which could limit hospitalizations and deaths, in turn reducing the need for a return to strict lockdowns.

Relaxed COVID-19 related measures and increased consumer comfort prompted a rapid reopening of the service sector and robust manufacturing activity. Both the ISM Manufacturing and Services Purchasing Managers Indexes cooled a bit in June but remain near the peaks of recent economic cycles.

Labor demand is also at record highs according to the National Federation of Independent Businesses (“NFIB”). The NFIB reported that nearly half of small-business owners in the U.S. could not fill job openings in June, making it the fifth consecutive month where the share of surveyed business owners citing jobs were hard to fill exceeded pre-COVID-19 historical highs. To attract more workers, business owners are raising or planning to raise compensation, especially in low-wage sectors where enhanced jobless benefits are competitive with wages. Corroborating this signal of strong labor demand is the consumer confidence data, which shows perceptions around job availability is above pre-COVID-19 highs.

Against this strong backdrop, the Federal Open Market Committee (“FOMC”) held its June meeting where, as expected, it kept rates unchanged. But the surprise came from the quarterly Summary of Economic Projections, which showed that FOMC participants now see upside risks to inflation at the highest levels in over a decade. This shift in the distribution of risk around inflation resulted in a surprise two-hike increase in their median fed funds rate forecast for 2023.

Our interpretation is that the U.S. Federal Reserve (“Fed”) is willing to be patient in reaching its dual mandate, but not irresponsible. Since the June meeting, 5-year forward Treasury Inflation-Protected Securities (“TIPS”) breakeven rates have fallen by about 0.25% as the market priced out a scenario in which the Fed lets inflation run too hot. This reassessment of the Fed’s reaction function led to a material decline in interest rates over the quarter. In the long run, keeping inflation expectations in check buys the central bank more time to keep policy accommodative.

Looking ahead, we are assessing the potential consequences of a slowdown in U.S. economic activity. Second quarter U.S. gross domestic product (“GDP”) is on track to show 8-9% annualized growth, after which we expect sequential growth could slow heading into 2022. Base effects from last year’s trough in activity could fade, as might the fiscal impulse over time. The impact of reopening businesses will also shrink. This natural slowdown in activity as we move through peak growth could present challenges if growth slows more than expected.

Inflation could fall given that much of the recent increase is coming from categories suffering temporary supply chain disruptions. Price pressures have materialized in sectors directly affected by the pandemic, such as hotels, airfares, and car rentals, where demand has bounced back faster than supply. Shortages in areas such as semiconductors and building materials are caused by factories and transportation abroad that have not returned to full capacity. As these factors are resolved and supply comes back online, a decline in inflation prints and inflation expectations over the next several quarters may prompt a rethink of the FOMC’s forecasted hikes.

The Fed may commence tapering asset purchases in 2022, but we continue to believe rate hikes will likely get pushed as far as 2025 as inflation cools and the Fed targets a historically tight labor market. This patience by the Fed would support credit conditions, which could mean low default volumes and positive risk-adjusted returns. Real U.S. interest rates could remain deeply negative, further supporting the credit sector as income-seeking investors search for yield.

For the six-month period ended June 30, 2021, the S&P 500® Index* returned 15.25%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 8.83%. The return of the MSCI Emerging Markets Index* was 7.45%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -1.60% return for the six-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.62%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.02% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	June 30, 2021

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Long Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The Long U.S. Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. The DJIA was invented by Charles Dow in 1896.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2020 and ending June 30, 2021.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value December 31, 2020	Ending Account Value June 30, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund	1.56%	22.12%	$ 1,000.00	$ 1,221.20	$ 8.59
Inverse S&P 500® Strategy Fund	1.73%	(13.90%)	1,000.00	861.00	7.98
NASDAQ-100® Fund	1.62%	12.53%	1,000.00	1,125.30	8.54
Inverse NASDAQ-100® Strategy Fund	1.74%	(14.31%)	1,000.00	856.90	8.01
S&P 500® 2x Strategy Fund	1.73%	29.92%	1,000.00	1,299.20	9.86
NASDAQ-100® 2x Strategy Fund	1.77%	24.34%	1,000.00	1,243.40	9.85
Mid-Cap 1.5x Strategy Fund	1.70%	25.60%	1,000.00	1,256.00	9.51
Inverse Mid-Cap Strategy Fund	1.70%	(16.88%)	1,000.00	831.20	7.72
Russell 2000® 2x Strategy Fund	1.76%	33.69%	1,000.00	1,336.90	10.20
Russell 2000® 1.5x Strategy Fund	1.73%	25.22%	1,000.00	1,252.20	9.66
Inverse Russell 2000® Strategy Fund	1.74%	(17.88%)	1,000.00	821.20	7.86
Dow 2x Strategy Fund	1.73%	27.08%	1,000.00	1,270.80	9.74
Inverse Dow 2x Strategy Fund	1.72%	(24.87%)	1,000.00	751.30	7.47
Government Long Bond 1.2x Strategy Fund	1.29%	(12.06%)	1,000.00	879.40	6.01
Inverse Government Long Bond Strategy Fund	3.45%	8.45%	1,000.00	1,084.50	17.83
High Yield Strategy Fund	1.55%	1.91%	1,000.00	1,019.10	7.76
U.S. Government Money Market Fund	0.08%	0.00%	1,000.00	1,000.00	0.40

Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund	1.56%	5.00%	$ 1,000.00	$ 1,017.06	$ 7.80
Inverse S&P 500® Strategy Fund	1.73%	5.00%	1,000.00	1,016.22	8.65
NASDAQ-100® Fund	1.62%	5.00%	1,000.00	1,016.76	8.10
Inverse NASDAQ-100® Strategy Fund	1.74%	5.00%	1,000.00	1,016.17	8.70
S&P 500® 2x Strategy Fund	1.73%	5.00%	1,000.00	1,016.22	8.65
NASDAQ-100® 2x Strategy Fund	1.77%	5.00%	1,000.00	1,016.02	8.85
Mid-Cap 1.5x Strategy Fund	1.70%	5.00%	1,000.00	1,016.36	8.50
Inverse Mid-Cap Strategy Fund	1.70%	5.00%	1,000.00	1,016.36	8.50
Russell 2000® 2x Strategy Fund	1.76%	5.00%	1,000.00	1,016.07	8.80
Russell 2000® 1.5x Strategy Fund	1.73%	5.00%	1,000.00	1,016.22	8.65
Inverse Russell 2000® Strategy Fund	1.74%	5.00%	1,000.00	1,016.17	8.70
Dow 2x Strategy Fund	1.73%	5.00%	1,000.00	1,016.22	8.65
Inverse Dow 2x Strategy Fund	1.72%	5.00%	1,000.00	1,016.27	8.60
Government Long Bond 1.2x Strategy Fund	1.29%	5.00%	1,000.00	1,018.40	6.46
Inverse Government Long Bond Strategy Fund	3.45%	5.00%	1,000.00	1,007.69	17.17
High Yield Strategy Fund	1.55%	5.00%	1,000.00	1,017.11	7.75
U.S. Government Money Market Fund	0.08%	5.00%	1,000.00	1,024.40	0.40

[1]

This ratio represents annualized net expenses, which includes interest expense related to securities sold short. Excluding short interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 1.68%. Excludes expenses of the underlying funds in which the Funds invest.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period December 31, 2020 to June 30, 2021.

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 7, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	9.0%
Apple, Inc.	4.7%
Microsoft Corp.	4.5%
Amazon.com, Inc.	3.3%
Facebook, Inc. — Class A	1.8%
Guggenheim Ultra Short Duration Fund — Institutional Class	1.7%
Alphabet, Inc. — Class A	1.6%
Alphabet, Inc. — Class C	1.6%
Berkshire Hathaway, Inc. — Class B	1.2%
Tesla, Inc.	1.2%
Top Ten Total	30.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Nova Fund	22.12%	63.10%	22.78%	19.05%
S&P 500 Index	15.25%	40.79%	17.65%	14.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
NOVA FUND

	Shares	Value
COMMON STOCKS† - 80.0%

Technology - 18.5%
Apple, Inc.	17,331	$2,373,654
Microsoft Corp.	8,321	2,254,159
NVIDIA Corp.	688	550,469
Adobe, Inc.*	528	309,218
Intel Corp.	4,461	250,440
salesforce.com, Inc.*	1,023	249,888
Broadcom, Inc.	451	215,055
Accenture plc — Class A	702	206,942
Texas Instruments, Inc.	1,020	196,146
QUALCOMM, Inc.	1,246	178,091
Oracle Corp.	2,007	156,225
Intuit, Inc.	302	148,031
International Business Machines Corp.	987	144,684
Applied Materials, Inc.	1,014	144,394
Advanced Micro Devices, Inc.*	1,342	126,054
ServiceNow, Inc.*	218	119,802
Micron Technology, Inc.*	1,239	105,290
Lam Research Corp.	158	102,811
Fidelity National Information Services, Inc.	685	97,044
Activision Blizzard, Inc.	858	81,888
Autodesk, Inc.*	243	70,932
Fiserv, Inc.*	658	70,334
Analog Devices, Inc.	407	70,069
NXP Semiconductor N.V.	305	62,745
KLA Corp.	169	54,791
Roper Technologies, Inc.	116	54,543
MSCI, Inc. — Class A	91	48,510
Synopsys, Inc.*	169	46,608
Electronic Arts, Inc.	316	45,450
Microchip Technology, Inc.	302	45,221
Cadence Design Systems, Inc.*	307	42,004
Cognizant Technology Solutions Corp. — Class A	583	40,378
HP, Inc.	1,327	40,062
Xilinx, Inc.	272	39,342
Paychex, Inc.	354	37,984
Fortinet, Inc.*	150	35,728
Skyworks Solutions, Inc.	182	34,898
ANSYS, Inc.*	96	33,318
Zebra Technologies Corp. — Class A*	59	31,240
Maxim Integrated Products, Inc.	296	31,186
Cerner Corp.	333	26,027
Teradyne, Inc.	184	24,649
Qorvo, Inc.*	124	24,261
Western Digital Corp.*	339	24,127
Take-Two Interactive Software, Inc.*	128	22,659
Hewlett Packard Enterprise Co.	1,443	21,039
Akamai Technologies, Inc.*	180	20,988
Broadridge Financial Solutions, Inc.	128	20,676
Tyler Technologies, Inc.*	45	20,357
NetApp, Inc.	246	20,128
Paycom Software, Inc.*	54	19,627
Seagate Technology Holdings plc	220	19,345
Monolithic Power Systems, Inc.	48	17,926
PTC, Inc.*	116	16,386
Citrix Systems, Inc.	137	16,066
Leidos Holdings, Inc.	147	14,862
Jack Henry & Associates, Inc.	82	13,408
DXC Technology Co.*	282	10,981
IPG Photonics Corp.*	40	8,431
Total Technology		9,307,571

Consumer, Non-cyclical - 16.0%
Johnson & Johnson	2,909	479,229
UnitedHealth Group, Inc.	1,043	417,659
PayPal Holdings, Inc.*	1,298	378,341
Procter & Gamble Co.	2,705	364,986
Pfizer, Inc.	6,185	242,204
Coca-Cola Co.	4,287	231,970
Abbott Laboratories	1,963	227,571
PepsiCo, Inc.	1,526	226,107
AbbVie, Inc.	1,951	219,761
Thermo Fisher Scientific, Inc.	434	218,940
Merck & Company, Inc.	2,798	217,600
Eli Lilly & Co.	879	201,748
Danaher Corp.	701	188,120
Medtronic plc	1,486	184,457
Philip Morris International, Inc.	1,722	170,667
Bristol-Myers Squibb Co.	2,468	164,912
Amgen, Inc.	635	154,781
CVS Health Corp.	1,455	121,405
Intuitive Surgical, Inc.*	131	120,473
S&P Global, Inc.	266	109,180
Anthem, Inc.	271	103,468
Zoetis, Inc.	525	97,839
Altria Group, Inc.	2,045	97,506
Mondelez International, Inc. — Class A	1,552	96,907
Gilead Sciences, Inc.	1,386	95,440
Stryker Corp.	362	94,022
Automatic Data Processing, Inc.	470	93,351
Cigna Corp.	379	89,849
Estee Lauder Companies, Inc. — Class A	256	81,428
Becton Dickinson and Co.	321	78,064
Illumina, Inc.*	161	76,187
Colgate-Palmolive Co.	935	76,062
Edwards Lifesciences Corp.*	687	71,153
Boston Scientific Corp.*	1,570	67,133
Regeneron Pharmaceuticals, Inc.*	116	64,791
Moody’s Corp.	178	64,502
Humana, Inc.	143	63,309
Global Payments, Inc.	326	61,138
HCA Healthcare, Inc.	290	59,955
IDEXX Laboratories, Inc.*	94	59,366
Vertex Pharmaceuticals, Inc.*	286	57,666
Biogen, Inc.*	166	57,481
IQVIA Holdings, Inc.*	212	51,372
Kimberly-Clark Corp.	373	49,900
Align Technology, Inc.*	80	48,880
Centene Corp.*	644	46,967
IHS Markit Ltd.	414	46,641
DexCom, Inc.*	107	45,689

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
NOVA FUND

	Shares	Value
Alexion Pharmaceuticals, Inc.*	244	$44,825
Baxter International, Inc.	556	44,758
Sysco Corp.	565	43,929
Constellation Brands, Inc. — Class A	187	43,737
General Mills, Inc.	674	41,067
ResMed, Inc.	161	39,690
Archer-Daniels-Midland Co.	617	37,390
Monster Beverage Corp.*	409	37,362
Cintas Corp.	97	37,054
Zimmer Biomet Holdings, Inc.	230	36,989
Corteva, Inc.	814	36,101
McKesson Corp.	175	33,467
Equifax, Inc.	134	32,094
Kroger Co.	836	32,027
Verisk Analytics, Inc. — Class A	179	31,275
Laboratory Corporation of America Holdings*	108	29,792
West Pharmaceutical Services, Inc.	82	29,446
Kraft Heinz Co.	716	29,198
Hershey Co.	162	28,217
United Rentals, Inc.*	80	25,521
Clorox Co.	137	24,648
McCormick & Company, Inc.	275	24,288
Tyson Foods, Inc. — Class A	326	24,046
FleetCor Technologies, Inc.*	92	23,558
Church & Dwight Company, Inc.	271	23,094
Gartner, Inc.*	95	23,009
STERIS plc	108	22,280
Cooper Companies, Inc.	54	21,399
Teleflex, Inc.	52	20,893
Charles River Laboratories International, Inc.*	56	20,715
Catalent, Inc.*	188	20,326
MarketAxess Holdings, Inc.	42	19,471
Avery Dennison Corp.	92	19,342
Conagra Brands, Inc.	530	19,281
PerkinElmer, Inc.	124	19,147
Viatris, Inc.	1,335	19,077
Quest Diagnostics, Inc.	144	19,004
Hologic, Inc.*	283	18,882
AmerisourceBergen Corp. — Class A	163	18,662
Cardinal Health, Inc.	321	18,326
Kellogg Co.	278	17,884
Incyte Corp.*	207	17,415
J M Smucker Co.	121	15,678
ABIOMED, Inc.*	50	15,605
Bio-Rad Laboratories, Inc. — Class A*	24	15,463
Dentsply Sirona, Inc.	241	15,246
Brown-Forman Corp. — Class B	202	15,138
Hormel Foods Corp.	311	14,850
Quanta Services, Inc.	154	13,948
Lamb Weston Holdings, Inc.	162	13,067
Universal Health Services, Inc. — Class B	86	12,593
Henry Schein, Inc.*	155	11,499
Molson Coors Beverage Co. — Class B*	208	11,168
Robert Half International, Inc.	125	11,121
Campbell Soup Co.	224	10,212
Nielsen Holdings plc	396	9,769
DaVita, Inc.*	77	9,273
Organon & Co.*	280	8,473
Rollins, Inc.	245	8,379
Perrigo Company plc	148	6,786
Total Consumer, Non-cyclical		8,023,131

Communications - 13.1%
Amazon.com, Inc.*	474	1,630,636
Facebook, Inc. — Class A*	2,647	920,388
Alphabet, Inc. — Class A*	332	810,674
Alphabet, Inc. — Class C*	315	789,491
Walt Disney Co.*	2,007	352,770
Comcast Corp. — Class A	5,066	288,863
Netflix, Inc.*	490	258,823
Verizon Communications, Inc.	4,574	256,281
Cisco Systems, Inc.	4,656	246,768
AT&T, Inc.	7,889	227,046
Charter Communications, Inc. — Class A*	152	109,660
Booking Holdings, Inc.*	45	98,464
T-Mobile US, Inc.*	647	93,705
Twitter, Inc.*	882	60,690
eBay, Inc.	715	50,200
Motorola Solutions, Inc.	187	40,551
Corning, Inc.	856	35,010
ViacomCBS, Inc. — Class B	669	30,239
Etsy, Inc.*	140	28,818
CDW Corp.	155	27,071
Expedia Group, Inc.*	156	25,539
VeriSign, Inc.*	109	24,818
Arista Networks, Inc.*	61	22,101
Omnicom Group, Inc.	238	19,038
NortonLifeLock, Inc.	641	17,448
Lumen Technologies, Inc.	1,099	14,935
Interpublic Group of Companies, Inc.	435	14,133
Fox Corp. — Class A	361	13,404
F5 Networks, Inc.*	66	12,320
DISH Network Corp. — Class A*	275	11,495
News Corp. — Class A	432	11,133
Juniper Networks, Inc.	362	9,901
Discovery, Inc. — Class C*	332	9,621
Fox Corp. — Class B	168	5,914
Discovery, Inc. — Class A*,1	186	5,707
News Corp. — Class B	135	3,287
Total Communications		6,576,942

Financial - 12.2%
Berkshire Hathaway, Inc. — Class B*	2,094	581,965
JPMorgan Chase & Co.	3,344	520,126
Visa, Inc. — Class A	1,869	437,010
Mastercard, Inc. — Class A	966	352,677
Bank of America Corp.	8,332	343,528
Wells Fargo & Co.	4,567	206,839
Citigroup, Inc.	2,284	161,593
Morgan Stanley	1,645	150,830
Goldman Sachs Group, Inc.	376	142,703

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
NOVA FUND

	Shares	Value
BlackRock, Inc. — Class A	157	$137,370
American Tower Corp. — Class A REIT	502	135,610
Charles Schwab Corp.	1,657	120,646
American Express Co.	719	118,800
Prologis, Inc. REIT	817	97,656
Crown Castle International Corp. REIT	477	93,063
PNC Financial Services Group, Inc.	469	89,466
U.S. Bancorp	1,498	85,341
CME Group, Inc. — Class A	397	84,434
Truist Financial Corp.	1,486	82,473
Equinix, Inc. REIT	99	79,457
Marsh & McLennan Companies, Inc.	562	79,062
Chubb Ltd.	497	78,993
Capital One Financial Corp.	499	77,190
Intercontinental Exchange, Inc.	622	73,831
Progressive Corp.	646	63,444
Aon plc — Class A	249	59,451
Public Storage REIT	168	50,516
T. Rowe Price Group, Inc.	251	49,690
MetLife, Inc.	822	49,197
Simon Property Group, Inc. REIT	363	47,364
Digital Realty Trust, Inc. REIT	311	46,793
Bank of New York Mellon Corp.	891	45,646
American International Group, Inc.	948	45,125
Prudential Financial, Inc.	435	44,574
Allstate Corp.	331	43,176
Travelers Companies, Inc.	278	41,619
Discover Financial Services	337	39,864
SBA Communications Corp. REIT	121	38,563
Welltower, Inc. REIT	461	38,309
Aflac, Inc.	698	37,455
First Republic Bank	194	36,311
SVB Financial Group*	60	33,386
Willis Towers Watson plc	142	32,663
AvalonBay Communities, Inc. REIT	154	32,138
Ameriprise Financial, Inc.	128	31,857
CBRE Group, Inc. — Class A*	371	31,806
Arthur J Gallagher & Co.	226	31,658
State Street Corp.	384	31,596
Fifth Third Bancorp	778	29,743
Equity Residential REIT	380	29,260
Synchrony Financial	598	29,015
Weyerhaeuser Co. REIT	828	28,500
Alexandria Real Estate Equities, Inc. REIT	152	27,655
Realty Income Corp. REIT	413	27,564
Northern Trust Corp.	230	26,593
Hartford Financial Services Group, Inc.	395	24,478
Extra Space Storage, Inc. REIT	148	24,245
Ventas, Inc. REIT	414	23,639
Huntington Bancshares, Inc.	1,630	23,260
Nasdaq, Inc.	127	22,327
KeyCorp	1,072	22,137
Citizens Financial Group, Inc.	471	21,605
Essex Property Trust, Inc. REIT	72	21,601
Regions Financial Corp.	1,062	21,431
Mid-America Apartment Communities, Inc. REIT	126	21,221
M&T Bank Corp.	142	20,634
Healthpeak Properties, Inc. REIT	595	19,808
Duke Realty Corp. REIT	414	19,603
Cincinnati Financial Corp.	166	19,359
Boston Properties, Inc. REIT	157	17,991
Principal Financial Group, Inc.	279	17,630
Raymond James Financial, Inc.	135	17,537
UDR, Inc. REIT	328	16,066
Cboe Global Markets, Inc.	118	14,048
Iron Mountain, Inc. REIT	319	13,500
Loews Corp.	247	13,499
Host Hotels & Resorts, Inc. REIT*	780	13,330
Lincoln National Corp.	198	12,442
W R Berkley Corp.	155	11,537
Regency Centers Corp. REIT	175	11,212
Invesco Ltd.	418	11,173
Everest Re Group Ltd.	44	11,088
Comerica, Inc.	154	10,986
Assurant, Inc.	67	10,464
Western Union Co.	452	10,382
Globe Life, Inc.	105	10,001
Kimco Realty Corp. REIT	479	9,987
Franklin Resources, Inc.	301	9,629
Zions Bancorp North America	181	9,568
Federal Realty Investment Trust REIT	78	9,139
People’s United Financial, Inc.	472	8,090
Vornado Realty Trust REIT	173	8,074
Unum Group	226	6,418
Total Financial		6,120,333

Consumer, Cyclical - 7.6%
Tesla, Inc.*	851	578,425
Home Depot, Inc.	1,175	374,696
NIKE, Inc. — Class B	1,409	217,676
Walmart, Inc.	1,517	213,927
Costco Wholesale Corp.	488	193,087
McDonald’s Corp.	824	190,336
Lowe’s Companies, Inc.	781	151,491
Starbucks Corp.	1,302	145,577
Target Corp.	547	132,232
TJX Companies, Inc.	1,332	89,803
General Motors Co.*	1,410	83,430
Ford Motor Co.*	4,332	64,373
Dollar General Corp.	261	56,478
Ross Stores, Inc.	394	48,856
Chipotle Mexican Grill, Inc. — Class A*	31	48,060
Aptiv plc*	299	47,042
O’Reilly Automotive, Inc.*	77	43,598
Walgreens Boots Alliance, Inc.	793	41,720
Marriott International, Inc. — Class A*	295	40,273
Cummins, Inc.	162	39,497
Yum! Brands, Inc.	329	37,845
Hilton Worldwide Holdings, Inc.*	308	37,151
AutoZone, Inc.*	24	35,813
Southwest Airlines Co.*	653	34,667

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
NOVA FUND

	Shares	Value
PACCAR, Inc.	384	$34,272
Fastenal Co.	635	33,020
DR Horton, Inc.	362	32,714
Delta Air Lines, Inc.*	707	30,585
Copart, Inc.*	230	30,321
Lennar Corp. — Class A	305	30,302
VF Corp.	355	29,124
Best Buy Company, Inc.	246	28,285
Dollar Tree, Inc.*	256	25,472
Caesars Entertainment, Inc.*	231	23,966
Tractor Supply Co.	127	23,630
Carnival Corp.*	882	23,249
CarMax, Inc.*	180	23,247
Darden Restaurants, Inc.	145	21,169
WW Grainger, Inc.	48	21,024
Ulta Beauty, Inc.*	60	20,746
Royal Caribbean Cruises Ltd.*	242	20,638
Genuine Parts Co.	160	20,235
Pool Corp.	44	20,181
Domino’s Pizza, Inc.	43	20,059
NVR, Inc.*	4	19,893
MGM Resorts International	450	19,193
Las Vegas Sands Corp.*	363	19,126
United Airlines Holdings, Inc.*	358	18,720
L Brands, Inc.	259	18,663
PulteGroup, Inc.	292	15,934
LKQ Corp.*	307	15,111
Whirlpool Corp.	69	15,043
American Airlines Group, Inc.*	709	15,038
Advance Auto Parts, Inc.	72	14,770
Wynn Resorts Ltd.*	116	14,187
Live Nation Entertainment, Inc.*	160	14,015
Tapestry, Inc.*	308	13,392
Hasbro, Inc.	141	13,327
BorgWarner, Inc.	265	12,863
Penn National Gaming, Inc.*	164	12,544
Mohawk Industries, Inc.*	65	12,492
Norwegian Cruise Line Holdings Ltd.*,1	409	12,029
Newell Brands, Inc.	418	11,483
PVH Corp.*	79	8,500
Alaska Air Group, Inc.*	138	8,323
Gap, Inc.	229	7,706
Leggett & Platt, Inc.	147	7,616
Hanesbrands, Inc.	386	7,207
Ralph Lauren Corp. — Class A	53	6,244
Under Armour, Inc. — Class A*	208	4,399
Under Armour, Inc. — Class C*	217	4,030
Total Consumer, Cyclical		3,800,140

Industrial - 6.6%
Honeywell International, Inc.	767	168,241
United Parcel Service, Inc. — Class B	799	166,168
Union Pacific Corp.	734	161,429
Boeing Co.*	607	145,413
Raytheon Technologies Corp.	1,674	142,809
Caterpillar, Inc.	605	131,666
General Electric Co.	9,699	130,548
3M Co.	640	127,123
Deere & Co.	345	121,685
Lockheed Martin Corp.	270	102,154
CSX Corp.	2,511	80,553
FedEx Corp.	270	80,549
Norfolk Southern Corp.	276	73,253
Illinois Tool Works, Inc.	318	71,092
Eaton Corporation plc	440	65,199
Emerson Electric Co.	663	63,807
Waste Management, Inc.	429	60,107
Northrop Grumman Corp.	165	59,966
Johnson Controls International plc	792	54,355
Agilent Technologies, Inc.	335	49,516
TE Connectivity Ltd.	365	49,352
L3Harris Technologies, Inc.	226	48,850
Trane Technologies plc	264	48,613
General Dynamics Corp.	253	47,630
Amphenol Corp. — Class A	660	45,151
Parker-Hannifin Corp.	143	43,917
Carrier Global Corp.	902	43,837
TransDigm Group, Inc.*	61	39,485
Rockwell Automation, Inc.	128	36,611
Stanley Black & Decker, Inc.	178	36,488
Otis Worldwide Corp.	446	36,469
Mettler-Toledo International, Inc.*	26	36,019
AMETEK, Inc.	255	34,042
Keysight Technologies, Inc.*	204	31,500
Ball Corp.	363	29,410
Generac Holdings, Inc.*	70	29,061
Kansas City Southern	100	28,337
Old Dominion Freight Line, Inc.	105	26,649
Fortive Corp.	374	26,083
Republic Services, Inc. — Class A	233	25,633
Vulcan Materials Co.	147	25,588
Martin Marietta Materials, Inc.	69	24,275
Garmin Ltd.	166	24,010
Dover Corp.	159	23,945
Xylem, Inc.	199	23,872
Expeditors International of Washington, Inc.	187	23,674
Waters Corp.*	68	23,501
Trimble, Inc.*	277	22,667
Teledyne Technologies, Inc.*	51	21,360
Ingersoll Rand, Inc.*	412	20,110
Amcor plc	1,703	19,516
Jacobs Engineering Group, Inc.	144	19,213
IDEX Corp.	84	18,484
Textron, Inc.	249	17,124
Masco Corp.	280	16,495
Westinghouse Air Brake Technologies Corp.	196	16,131
Westrock Co.	294	15,647
Fortune Brands Home & Security, Inc.	153	15,240
J.B. Hunt Transport Services, Inc.	92	14,991
Howmet Aerospace, Inc.*	432	14,891
Packaging Corporation of America	105	14,219
Allegion plc	99	13,791

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
NOVA FUND

	Shares	Value
CH Robinson Worldwide, Inc.	147	$13,770
Snap-on, Inc.	60	13,406
Pentair plc	184	12,418
A O Smith Corp.	149	10,737
Sealed Air Corp.	168	9,954
Huntington Ingalls Industries, Inc.	44	9,273
Total Industrial		3,297,072

Energy - 2.3%
Exxon Mobil Corp.	4,677	295,025
Chevron Corp.	2,135	223,620
ConocoPhillips	1,491	90,802
EOG Resources, Inc.	645	53,819
Schlumberger N.V.	1,545	49,455
Marathon Petroleum Corp.	706	42,657
Pioneer Natural Resources Co.	256	41,605
Phillips 66	484	41,537
Kinder Morgan, Inc.	2,152	39,231
Williams Companies, Inc.	1,342	35,630
Valero Energy Corp.	452	35,292
Occidental Petroleum Corp.	928	29,019
Enphase Energy, Inc.*	150	27,544
ONEOK, Inc.	492	27,375
Hess Corp.	303	26,458
Halliburton Co.	983	22,727
Devon Energy Corp.	658	19,207
Diamondback Energy, Inc.	200	18,778
Baker Hughes Co.	804	18,388
Marathon Oil Corp.	871	11,863
APA Corp.	418	9,041
Cabot Oil & Gas Corp. — Class A	442	7,717
NOV, Inc.*	432	6,618
Total Energy		1,173,408

Utilities - 2.0%
NextEra Energy, Inc.	2,167	158,798
Duke Energy Corp.	850	83,912
Southern Co.	1,170	70,797
Dominion Energy, Inc.	891	65,551
Exelon Corp.	1,080	47,855
American Electric Power Company, Inc.	552	46,694
Sempra Energy	348	46,103
Xcel Energy, Inc.	595	39,199
Public Service Enterprise Group, Inc.	558	33,335
WEC Energy Group, Inc.	349	31,044
American Water Works Company, Inc.	200	30,826
Eversource Energy	379	30,411
DTE Energy Co.	214	27,734
Consolidated Edison, Inc.	379	27,182
Edison International	419	24,227
PPL Corp.	850	23,774
Ameren Corp.	282	22,571
FirstEnergy Corp.	601	22,363
Entergy Corp.	222	22,133
AES Corp.	736	19,187
CMS Energy Corp.	320	18,906
CenterPoint Energy, Inc.	641	15,717
Alliant Energy Corp.	276	15,390
Evergy, Inc.	253	15,289
Atmos Energy Corp.	144	13,840
NRG Energy, Inc.	270	10,881
NiSource, Inc.	433	10,608
Pinnacle West Capital Corp.	125	10,246
Total Utilities		984,573

Basic Materials - 1.7%
Linde plc	575	166,232
Sherwin-Williams Co.	264	71,927
Air Products and Chemicals, Inc.	245	70,482
Freeport-McMoRan, Inc.	1,619	60,081
Ecolab, Inc.	275	56,642
Newmont Corp.	885	56,092
Dow, Inc.	825	52,206
DuPont de Nemours, Inc.	588	45,517
PPG Industries, Inc.	262	44,480
International Flavors & Fragrances, Inc.	275	41,085
Nucor Corp.	331	31,753
LyondellBasell Industries N.V. — Class A	284	29,215
International Paper Co.	433	26,547
Albemarle Corp.	129	21,731
Celanese Corp. — Class A	124	18,798
Eastman Chemical Co.	151	17,629
FMC Corp.	142	15,364
CF Industries Holdings, Inc.	237	12,194
Mosaic Co.	382	12,190
Total Basic Materials		850,165

Total Common Stocks
(Cost $35,498,638)		40,133,335

MUTUAL FUNDS† - 10.7%
Guggenheim Strategy Fund II2	180,859	4,519,671
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	86,255	859,967
Total Mutual Funds
(Cost $5,314,213)		5,379,638

	Face Amount
U.S. TREASURY BILLS†† - 3.6%
U.S. Treasury Bills
0.04% due 12/09/21[3,4]	$1,300,000	1,299,695
0.01% due 08/03/21[4]	509,000	508,978
Total U.S. Treasury Bills
(Cost $1,808,775)		1,808,673

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
NOVA FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,5 - 4.2%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21[3]	$1,173,427	$1,173,427
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21[3]	461,977	461,977
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21[3]	452,919	452,919
Total Repurchase Agreements
(Cost $2,088,323)		2,088,323

	Shares	Value
SECURITIES LENDING COLLATERAL†,6 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[7]	13,336	13,336
Total Securities Lending Collateral
(Cost $13,336)		13,336

Total Investments - 98.5%
(Cost $44,723,285)		$49,423,305
Other Assets & Liabilities, net - 1.5%		756,786
Total Net Assets - 100.0%		$50,180,091

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	S&P 500 Index	0.54% (1 Week USD LIBOR + 0.45%)	At Maturity	07/14/21	2,940	$12,632,924	$319,929
Goldman Sachs International	S&P 500 Index	0.54% (1 Week USD LIBOR + 0.45%)	At Maturity	07/15/21	2,773	11,914,904	251,577
BNP Paribas	S&P 500 Index	0.64% (1 Month USD LIBOR + 0.55%)	At Maturity	07/15/21	2,464	10,587,428	221,742
						$35,135,256	$793,248

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2021 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2021.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of June 30, 2021.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
NOVA FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$40,133,335	$—	$—	$40,133,335
Mutual Funds	5,379,638	—	—	5,379,638
U.S. Treasury Bills	—	1,808,673	—	1,808,673
Repurchase Agreements	—	2,088,323	—	2,088,323
Securities Lending Collateral	13,336	—	—	13,336
Equity Index Swap Agreements**	—	793,248	—	793,248
Total Assets	$45,526,309	$4,690,244	$—	$50,216,553

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the period ended June 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/21	Shares 06/30/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$5,480,042	$33,450	$(1,000,000)	$3,763	$2,416	$4,519,671	180,859	$33,982
Guggenheim Ultra Short Duration Fund — Institutional Class	6,345,237	10,034,608	(15,500,000)	43,831	(63,709)	859,967	86,255	34,944
	$11,825,279	$10,068,058	$(16,500,000)	$47,594	$(61,293)	$5,379,638		$68,926

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments in unaffiliated issuers, at value - including $13,264 of securities loaned (cost $37,320,749)	$41,955,344
Investments in affiliated issuers, at value (cost $5,314,213)	5,379,638
Repurchase agreements, at value (cost $2,088,323)	2,088,323
Cash	121
Unrealized appreciation on OTC swap agreements	793,248
Receivables:
Swap settlement	67,810
Dividends	30,922
Fund shares sold	11,571
Securities lending income	3
Interest	3
Total assets	50,326,983

Liabilities:
Payable for:
Management fees	32,051
Return of securities lending collateral	13,336
Transfer agent and administrative fees	11,612
Investor service fees	10,792
Securities purchased	6,617
Portfolio accounting fees	4,317
Trustees’ fees*	479
Fund shares redeemed	447
Miscellaneous	67,241
Total liabilities	146,892
Commitments and contingent liabilities (Note 11)	—
Net assets	$50,180,091

Net assets consist of:
Paid in capital	$38,467,635
Total distributable earnings (loss)	11,712,456
Net assets	$50,180,091
Capital shares outstanding	283,895
Net asset value per share	$176.76

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $28)	$180,201
Dividends from securities of affiliated issuers	68,926
Interest	4,313
Income from securities lending, net	35
Total investment income	253,475

Expenses:
Management fees	172,611
Investor service fees	57,537
Transfer agent and administrative fees	75,041
Professional fees	32,524
Portfolio accounting fees	23,015
Trustees’ fees*	4,168
Custodian fees	3,233
Miscellaneous	1,048
Total expenses	369,177
Less:
Expenses waived by Adviser	(9,228)
Net expenses	359,949
Net investment loss	(106,474)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	481,004
Investments in affiliated issuers	47,594
Swap agreements	4,726,658
Futures contracts	168,521
Net realized gain	5,423,777
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,196,448
Investments in affiliated issuers	(61,293)
Swap agreements	578,986
Net change in unrealized appreciation (depreciation)	2,714,141
Net realized and unrealized gain	8,137,918
Net increase in net assets resulting from operations	$8,031,444

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(106,474)	$(79,267)
Net realized gain on investments	5,423,777	4,291,155
Net change in unrealized appreciation (depreciation) on investments	2,714,141	2,265,917
Net increase in net assets resulting from operations	8,031,444	6,477,805

Distributions to shareholders	—	(3,551,997)

Capital share transactions:
Proceeds from sale of shares	103,306,261	167,327,213
Distributions reinvested	—	3,551,997
Cost of shares redeemed	(106,849,752)	(164,658,311)
Net increase (decrease) from capital share transactions	(3,543,491)	6,220,899
Net increase in net assets	4,487,953	9,146,707

Net assets:
Beginning of period	45,692,138	36,545,431
End of period	$50,180,091	$45,692,138

Capital share activity:
Shares sold	642,562	1,340,119
Shares issued from reinvestment of distributions	—	30,137
Shares redeemed	(674,349)	(1,323,924)
Net increase (decrease) in shares	(31,787)	46,332

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]
Per Share Data
Net asset value, beginning of period	$144.74	$135.68	$94.55	$113.00	$89.58	$77.42
Income (loss) from investment operations:
Net investment income (loss)[b]	(.37)	(.30)	.90	.83	.22	.06
Net gain (loss) on investments (realized and unrealized)	32.39	24.12	41.55	(11.15)	27.62	12.10
Total from investment operations	32.02	23.82	42.45	(10.32)	27.84	12.16
Less distributions from:
Net investment income	—	(1.16)	(1.32)	(.21)	(.05)	—
Net realized gains	—	(13.60)	—	(7.92)	(4.37)	—
Total distributions	—	(14.76)	(1.32)	(8.13)	(4.42)	—
Net asset value, end of period	$176.76	$144.74	$135.68	$94.55	$113.00	$89.58

Total Return[c]	22.12%	20.03%	45.04%	(10.32%)	31.78%	15.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,180	$45,692	$36,545	$32,309	$51,725	$38,768
Ratios to average net assets:
Net investment income (loss)	(0.46%)	(0.24%)	0.77%	0.73%	0.22%	0.04%
Total expenses[d]	1.60%	1.73%	1.72%	1.62%	1.61%	1.56%
Net expenses[e]	1.56%	1.68%	1.66%	1.61%	1.61%	1.56%
Portfolio turnover rate	268%	650%	336%	604%	412%	636%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Share split — Per share amounts for the year ended December 31, 2016, have been restated to reflect a 2:1 share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

INVERSE S&P 500® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: June 9, 1997

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	25.7%
Guggenheim Strategy Fund II	14.4%
Total	40.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Inverse S&P 500® Strategy Fund	(13.90%)	(30.44%)	(16.89%)	(15.57%)
S&P 500 Index	15.25%	40.79%	17.65%	14.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
INVERSE S&P 500® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 40.1%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	54,904	$547,388
Guggenheim Strategy Fund II1	12,287	307,047
Total Mutual Funds
(Cost $847,086)		854,435

	Face Amount
FEDERAL AGENCY NOTES†† - 7.1%
Federal Home Loan Bank
4.00% due 12/24/30	$50,000	50,952
3.98% due 09/21/33	50,000	50,408
Federal Farm Credit Bank
0.13% due 11/02/21	50,000	50,006
Total Federal Agency Notes
(Cost $152,136)		151,366

U.S. TREASURY BILLS†† - 4.7%
U.S. Treasury Bills
0.04% due 12/09/21[2,3]	100,000	99,977
Total U.S. Treasury Bills
(Cost $99,983)		99,977

	Face Amount	Value
REPURCHASE AGREEMENTS††,4 - 56.3%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21[2]	672,695	672,695
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21[2]	264,839	264,839
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21[2]	259,647	259,647
Total Repurchase Agreements
(Cost $1,197,181)		1,197,181

Total Investments - 108.2%
(Cost $2,296,386)		$2,302,959
Other Assets & Liabilities, net - (8.2)%		(174,697)
Total Net Assets - 100.0%		$2,128,262

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
S&P 500 Index Mini Futures Contracts	4	Sep 2021	$857,300	$(894)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	S&P 500 Index	(0.44)% (1 Week USD LIBOR + 0.35%)	At Maturity	07/15/21	55	$235,078	$(2,814)
BNP Paribas	S&P 500 Index	(0.14)% (1 Month USD LIBOR + 0.05%)	At Maturity	07/15/21	56	240,303	(3,982)
Barclays Bank plc	S&P 500 Index	(0.39)% (1 Week USD LIBOR + 0.30%)	At Maturity	07/14/21	184	790,732	(16,236)
						$1,266,113	$(23,032)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
INVERSE S&P 500® STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2021.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$854,435	$—	$—	$854,435
Federal Agency Notes	—	151,366	—	151,366
U.S. Treasury Bills	—	99,977	—	99,977
Repurchase Agreements	—	1,197,181	—	1,197,181
Total Assets	$854,435	$1,448,524	$—	$2,302,959

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$894	$—	$—	$894
Equity Index Swap Agreements**	—	23,032	—	23,032
Total Liabilities	$894	$23,032	$—	$23,926

**	This derivative is reported as unrealized appreciation/depreciation at period end.

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
INVERSE S&P 500® STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the period ended June 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/21	Shares 06/30/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$329,273	$3,002,408	$(3,025,000)	$180	$186	$307,047	12,287	$2,440
Guggenheim Ultra Short Duration Fund — Institutional Class	306,054	9,301,842	(9,060,000)	796	(1,304)	547,388	54,904	1,859
	$635,327	$12,304,250	$(12,085,000)	$976	$(1,118)	$854,435		$4,299

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $252,119)	$251,343
Investments in affiliated issuers, at value (cost $847,086)	854,435
Repurchase agreements, at value (cost $1,197,181)	1,197,181
Segregated cash with broker	44,000
Receivables:
Dividends	607
Interest	600
Total assets	2,348,166

Liabilities:
Unrealized depreciation on OTC swap agreements	23,032
Payable for:
Swap settlement	177,409
Management fees	5,228
Investor service fees	1,469
Transfer agent and administrative fees	1,287
Fund shares redeemed	1,108
Variation margin on futures contracts	900
Securities purchased	607
Portfolio accounting fees	588
Trustees’ fees*	58
Miscellaneous	8,218
Total liabilities	219,904
Commitments and contingent liabilities (Note 11)	—
Net assets	$2,128,262

Net assets consist of:
Paid in capital	$19,000,076
Total distributable earnings (loss)	(16,871,814)
Net assets	$2,128,262
Capital shares outstanding	60,045
Net asset value per share	$35.44

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends from securities of affiliated issuers	$4,299
Interest	1,680
Total investment income	5,979

Expenses:
Management fees	28,759
Investor service fees	7,989
Transfer agent and administrative fees	10,045
Portfolio accounting fees	3,195
Professional fees	2,593
Custodian fees	432
Trustees’ fees*	418
Interest expense	5
Miscellaneous	2,537
Total expenses	55,973
Less:
Expenses reimbursed by Adviser	(294)
Expenses waived by Adviser	(494)
Total waived/reimbursed expenses	(788)
Net expenses	55,185
Net investment loss	(49,206)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(310)
Investments in affiliated issuers	976
Swap agreements	(203,668)
Futures contracts	(103,502)
Net realized loss	(306,504)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(777)
Investments in affiliated issuers	(1,118)
Swap agreements	(15,910)
Futures contracts	751
Net change in unrealized appreciation (depreciation)	(17,054)
Net realized and unrealized loss	(323,558)
Net decrease in net assets resulting from operations	$(372,764)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(49,206)	$(46,356)
Net realized loss on investments	(306,504)	(1,758,745)
Net change in unrealized appreciation (depreciation) on investments	(17,054)	(1,649)
Net decrease in net assets resulting from operations	(372,764)	(1,806,750)

Distributions to shareholders	—	(25,202)

Capital share transactions:
Proceeds from sale of shares	538,370,194	332,592,117
Distributions reinvested	—	25,202
Cost of shares redeemed	(537,276,201)	(331,137,269)
Net increase from capital share transactions	1,093,993	1,480,050
Net increase (decrease) in net assets	721,229	(351,902)

Net assets:
Beginning of period	1,407,033	1,758,935
End of period	$2,128,262	$1,407,033

Capital share activity:
Shares sold	14,195,929	6,862,087
Shares issued from reinvestment of distributions	—	524
Shares redeemed	(14,170,069)	(6,860,240)
Net increase in shares	25,860	2,371

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]
Per Share Data
Net asset value, beginning of period	$41.16	$55.29	$72.35	$69.60	$84.21	$95.71
Income (loss) from investment operations:
Net investment income (loss)[b]	(.29)	(.48)	.44	.41	(.11)	(.11)
Net gain (loss) on investments (realized and unrealized)	(5.43)	(13.31)	(16.97)	2.34	(14.50)	(11.39)
Total from investment operations	(5.72)	(13.79)	(16.53)	2.75	(14.61)	(11.50)
Less distributions from:
Net investment income	—	(.34)	(.53)	—	—	—
Total distributions	—	(.34)	(.53)	—	—	—
Net asset value, end of period	$35.44	$41.16	$55.29	$72.35	$69.60	$84.21

Total Return[c]	(13.90%)	(25.02%)	(22.91%)	3.95%	(17.35%)	(12.01%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,128	$1,407	$1,759	$4,413	$2,573	$4,584
Ratios to average net assets:
Net investment income (loss)	(1.54%)	(0.93%)	0.71%	0.61%	(0.15%)	(0.69%)
Total expenses[d]	1.75%	1.88%	1.88%	1.77%	1.76%	1.71%
Net expenses[e]	1.73%	1.83%	1.82%	1.76%	1.76%	1.71%
Portfolio turnover rate	1,662%	1,417%	442%	540%	100%	311%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse share split — Per share amounts for the year ended December 31, 2016, have been restated to reflect a 1:6 reverse share split effective December 1, 2016.

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100 Index® (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 7, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	15.5%
Apple, Inc.	8.0%
Guggenheim Ultra Short Duration Fund — Institutional Class	7.4%
Microsoft Corp.	7.1%
Amazon.com, Inc.	6.0%
Facebook, Inc. — Class A	2.9%
Alphabet, Inc. — Class C	2.8%
Tesla, Inc.	2.8%
NVIDIA Corp.	2.6%
Alphabet, Inc. — Class A	2.6%
Top Ten Total	57.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
NASDAQ-100® Fund	12.53%	42.63%	25.93%	19.53%
NASDAQ-100 Index	13.34%	44.36%	28.24%	21.53%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
NASDAQ-100® FUND

	Shares	Value
COMMON STOCKS† - 72.3%

Technology - 32.4%
Apple, Inc.	69,028	$9,454,075
Microsoft Corp.	31,154	8,439,619
NVIDIA Corp.	3,922	3,137,992
Adobe, Inc.*	3,008	1,761,605
Intel Corp.	25,417	1,426,910
Broadcom, Inc.	2,570	1,225,479
Texas Instruments, Inc.	5,813	1,117,840
QUALCOMM, Inc.	7,100	1,014,803
Intuit, Inc.	1,719	842,602
Applied Materials, Inc.	5,753	819,227
Advanced Micro Devices, Inc.*	7,648	718,377
Micron Technology, Inc.*	7,058	599,789
Lam Research Corp.	897	583,678
Zoom Video Communications, Inc. — Class A*	1,487	575,514
Activision Blizzard, Inc.	4,891	466,797
Fiserv, Inc.*	4,197	448,617
Autodesk, Inc.*	1,385	404,282
Analog Devices, Inc.	2,321	399,583
NXP Semiconductor N.V.	1,736	357,130
ASML Holding N.V. — Class G	500	345,420
DocuSign, Inc.*	1,225	342,473
KLA Corp.	965	312,863
Marvell Technology, Inc.	5,157	300,808
Workday, Inc. — Class A*	1,190	284,101
Synopsys, Inc.*	960	264,758
Electronic Arts, Inc.	1,801	259,038
Microchip Technology, Inc.	1,722	257,852
Paychex, Inc.	2,268	243,356
Cadence Design Systems, Inc.*	1,752	239,709
Cognizant Technology Solutions Corp. — Class A	3,320	229,943
Xilinx, Inc.	1,547	223,758
NetEase, Inc. ADR	1,897	218,629
Atlassian Corporation plc — Class A*	851	218,588
Skyworks Solutions, Inc.	1,039	199,228
ANSYS, Inc.*	549	190,536
Maxim Integrated Products, Inc.	1,689	177,953
Splunk, Inc.*	1,032	149,207
Cerner Corp.	1,896	148,191
Check Point Software Technologies Ltd.*	852	98,943
Total Technology		38,499,273

Communications - 22.8%
Amazon.com, Inc.*	2,086	7,176,174
Facebook, Inc. — Class A*	9,910	3,445,806
Alphabet, Inc. — Class C*	1,338	3,353,456
Alphabet, Inc. — Class A*	1,244	3,037,587
Comcast Corp. — Class A	28,860	1,645,597
Netflix, Inc.*	2,791	1,474,234
Cisco Systems, Inc.	26,527	1,405,931
T-Mobile US, Inc.*	7,848	1,136,626
Charter Communications, Inc. — Class A*	1,188	857,083
Booking Holdings, Inc.*	257	562,339
MercadoLibre, Inc.*	313	487,588
JD.com, Inc. ADR*	5,071	404,717
Baidu, Inc. ADR*	1,631	332,561
Pinduoduo, Inc. ADR*	2,381	302,435
eBay, Inc.	4,288	301,060
Match Group, Inc.*	1,701	274,286
Okta, Inc.*	787	192,563
Sirius XM Holdings, Inc.[1]	25,750	168,405
VeriSign, Inc.*	709	161,432
CDW Corp.	883	154,216
Trip.com Group Ltd. ADR*	3,316	117,585
Fox Corp. — Class A	2,057	76,376
Fox Corp. — Class B	1,593	56,074
Total Communications		27,124,131

Consumer, Non-cyclical - 9.7%
PayPal Holdings, Inc.*	7,394	2,155,203
PepsiCo, Inc.	8,697	1,288,635
Amgen, Inc.	3,616	881,400
Intuitive Surgical, Inc.*	745	685,132
Moderna, Inc.*	2,527	593,794
Mondelez International, Inc. — Class A	8,842	552,095
Gilead Sciences, Inc.	7,894	543,581
Automatic Data Processing, Inc.	2,678	531,904
Illumina, Inc.*	919	434,880
Regeneron Pharmaceuticals, Inc.*	659	368,078
IDEXX Laboratories, Inc.*	537	339,142
Vertex Pharmaceuticals, Inc.*	1,629	328,455
Biogen, Inc.*	947	327,918
Keurig Dr Pepper, Inc.	8,922	314,411
Kraft Heinz Co.	7,699	313,965
Align Technology, Inc.*	498	304,278
Monster Beverage Corp.*	3,327	303,921
DexCom, Inc.*	609	260,043
Alexion Pharmaceuticals, Inc.*	1,391	255,540
Cintas Corp.	661	252,502
Seagen, Inc.*	1,142	180,299
Verisk Analytics, Inc. — Class A	1,020	178,215
Incyte Corp.*	1,384	116,436
Total Consumer, Non-cyclical		11,509,827

Consumer, Cyclical - 6.4%
Tesla, Inc.*	4,931	3,351,601
Costco Wholesale Corp.	2,786	1,102,337
Starbucks Corp.	7,417	829,295
Lululemon Athletica, Inc.*	787	287,231
Walgreens Boots Alliance, Inc.	5,441	286,251
Marriott International, Inc. — Class A*	2,050	279,866
Ross Stores, Inc.	2,244	278,256
O’Reilly Automotive, Inc.*	439	248,566
Peloton Interactive, Inc. — Class A*	1,691	209,718
Copart, Inc.*	1,489	196,295
PACCAR, Inc.	2,184	194,922
Fastenal Co.	3,616	188,032
Dollar Tree, Inc.*	1,459	145,170
Total Consumer, Cyclical		7,597,540

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
NASDAQ-100® FUND

	Shares	Value
Utilities - 0.6%
Exelon Corp.	6,151	$272,551
American Electric Power Company, Inc.	3,145	266,036
Xcel Energy, Inc.	3,388	223,201
Total Utilities		761,788

Industrial - 0.4%
CSX Corp.	14,300	458,744

Total Common Stocks
(Cost $47,628,828)		85,951,303

MUTUAL FUNDS† - 22.9%
Guggenheim Strategy Fund II2	734,813	18,362,974
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	885,471	8,828,144
Total Mutual Funds
(Cost $27,033,459)		27,191,118

	Face Amount
U.S. TREASURY BILLS†† - 1.7%
U.S. Treasury Bills
0.01% due 08/03/21[3,4]	$1,158,000	1,157,951
0.04% due 12/09/21[4,5]	600,000	599,859
0.03% due 08/03/21[4]	274,000	273,989
Total U.S. Treasury Bills
(Cost $2,031,879)		2,031,799

	Face Amount	Value
REPURCHASE AGREEMENTS††,6 - 3.3%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21[5]	2,193,814	2,193,814
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21[5]	863,703	863,703
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21[5]	846,767	846,767
Total Repurchase Agreements
(Cost $3,904,284)		3,904,284

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[8]	128,095	128,095
Total Securities Lending Collateral
(Cost $128,095)		128,095

Total Investments - 100.3%
(Cost $80,726,545)		$119,206,599
Other Assets & Liabilities, net - (0.3)%		(375,610)
Total Net Assets - 100.0%		$118,830,989

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	89	Sep 2021	$25,887,430	$975,131

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	NASDAQ-100 Index	0.59% (1 Week USD LIBOR + 0.50%)	At Maturity	07/14/21	256	$3,719,029	$229,219
BNP Paribas	NASDAQ-100 Index	0.74% (1 Month USD LIBOR + 0.65%)	At Maturity	07/15/21	111	1,613,256	94,443
Goldman Sachs International	NASDAQ-100 Index	0.64% (1 Week USD LIBOR + 0.55%)	At Maturity	07/15/21	118	1,713,005	85,710
						$7,045,290	$409,372

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
NASDAQ-100® FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2021 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as futures collateral at June 30, 2021.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2021.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of June 30, 2021.
ADR — American Depositary Receipt
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$85,951,303	$—	$—	$85,951,303
Mutual Funds	27,191,118	—	—	27,191,118
U.S. Treasury Bills	—	2,031,799	—	2,031,799
Repurchase Agreements	—	3,904,284	—	3,904,284
Securities Lending Collateral	128,095	—	—	128,095
Equity Futures Contracts**	975,131	—	—	975,131
Equity Index Swap Agreements**	—	409,372	—	409,372
Total Assets	$114,245,647	$6,345,455	$—	$120,591,102

**	This derivative is reported as unrealized appreciation/depreciation at period end.

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
NASDAQ-100® FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the period ended June 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/21	Shares 06/30/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$16,319,628	$2,024,645	$—	$—	$18,701	$18,362,974	734,813	$116,230
Guggenheim Ultra Short Duration Fund — Institutional Class	13,384,160	2,555,115	(7,100,000)	4,178	(15,309)	8,828,144	885,471	55,823
	$29,703,788	$4,579,760	$(7,100,000)	$4,178	$3,392	$27,191,118		$172,053

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

NASDAQ-100® FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments in unaffiliated issuers, at value - including $124,110 of securities loaned (cost $49,788,802)	$88,111,197
Investments in affiliated issuers, at value (cost $27,033,459)	27,191,118
Repurchase agreements, at value (cost $3,904,284)	3,904,284
Unrealized appreciation on OTC swap agreements	409,372
Receivables:
Fund shares sold	282,482
Swap settlement	236,964
Dividends	39,444
Securities lending income	19
Interest	5
Total assets	120,174,885

Liabilities:
Payable for:
Fund shares redeemed	854,199
Return of securities lending collateral	128,095
Management fees	68,338
Variation margin on futures contracts	34,710
Securities purchased	28,338
Transfer agent and administrative fees	25,161
Investor service fees	23,384
Portfolio accounting fees	9,353
Trustees’ fees*	1,171
Miscellaneous	171,147
Total liabilities	1,343,896
Commitments and contingent liabilities (Note 11)	—
Net assets	$118,830,989

Net assets consist of:
Paid in capital	$67,899,015
Total distributable earnings (loss)	50,931,974
Net assets	$118,830,989
Capital shares outstanding	1,681,146
Net asset value per share	$70.68

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $422)	$280,501
Dividends from securities of affiliated issuers	172,053
Interest	875
Income from securities lending, net	133
Total investment income	453,562

Expenses:
Management fees	419,229
Investor service fees	139,743
Transfer agent and administrative fees	183,343
Professional fees	73,819
Portfolio accounting fees	55,897
Trustees’ fees*	10,526
Custodian fees	7,893
Miscellaneous	27,415
Total expenses	917,865
Less:
Expenses waived by Adviser	(14,831)
Net expenses	903,034
Net investment loss	(449,472)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	975,346
Investments in affiliated issuers	4,178
Swap agreements	1,331,708
Futures contracts	2,475,152
Net realized gain	4,786,384
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	7,839,551
Investments in affiliated issuers	3,392
Swap agreements	356,837
Futures contracts	109,496
Net change in unrealized appreciation (depreciation)	8,309,276
Net realized and unrealized gain	13,095,660
Net increase in net assets resulting from operations	$12,646,188

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(449,472)	$(563,593)
Net realized gain on investments	4,786,384	22,092,995
Net change in unrealized appreciation (depreciation) on investments	8,309,276	17,477,743
Net increase in net assets resulting from operations	12,646,188	39,007,145

Distributions to shareholders	—	(12,636,620)

Capital share transactions:
Proceeds from sale of shares	95,385,342	234,965,835
Distributions reinvested	—	12,636,620
Cost of shares redeemed	(101,987,141)	(247,809,589)
Net decrease from capital share transactions	(6,601,799)	(207,134)
Net increase in net assets	6,044,389	26,163,391

Net assets:
Beginning of period	112,786,600	86,623,209
End of period	$118,830,989	$112,786,600

Capital share activity:
Shares sold	1,455,743	4,565,621
Shares issued from reinvestment of distributions	—	238,202
Shares redeemed	(1,570,398)	(4,780,733)
Net increase (decrease) in shares	(114,655)	23,090

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

NASDAQ-100® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$62.81	$48.86	$36.56	$38.70	$31.89	$34.16
Income (loss) from investment operations:
Net investment income (loss)[b]	(.26)	(.31)	.18	.04	(.11)	(.11)
Net gain (loss) on investments (realized and unrealized)	8.13	21.04	13.20	(.49)	9.73	1.92
Total from investment operations	7.87	20.73	13.38	(.45)	9.62	1.81
Less distributions from:
Net investment income	—	(.17)	(.05)	—	—	—
Net realized gains	—	(6.61)	(1.03)	(1.69)	(2.81)	(4.08)
Total distributions	—	(6.78)	(1.08)	(1.69)	(2.81)	(4.08)
Net asset value, end of period	$70.68	$62.81	$48.86	$36.56	$38.70	$31.89

Total Return[c]	12.53%	44.96%	36.86%	(1.81%)	31.12%	5.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$118,831	$112,787	$86,623	$60,616	$76,862	$61,516
Ratios to average net assets:
Net investment income (loss)	(0.80%)	(0.58%)	0.41%	0.11%	(0.30%)	(0.34%)
Total expenses[d]	1.64%	1.76%	1.76%	1.66%	1.64%	1.60%
Net expenses[e]	1.62%	1.72%	1.70%	1.66%	1.64%	1.60%
Portfolio turnover rate	30%	142%	61%	80%	101%	284%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 21, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	22.6%
Guggenheim Ultra Short Duration Fund — Institutional Class	18.0%
Total	40.6%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Inverse NASDAQ-100® Strategy Fund	(14.31%)	(31.09%)	(24.09%)	(20.57%)
NASDAQ-100 Index	13.34%	44.36%	28.24%	21.53%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
INVERSE NASDAQ-100® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 40.6%
Guggenheim Strategy Fund II1	4,043	$101,039
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	8,058	80,342
Total Mutual Funds
(Cost $179,357)		181,381

	Face Amount
FEDERAL AGENCY NOTES†† - 11.4%
Federal Home Loan Bank
4.00% due 12/24/30	$25,000	25,476
3.98% due 09/21/33	25,000	25,204
Total Federal Agency Notes
(Cost $51,061)		50,680

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 64.7%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21[3]	$162,461	162,461
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21[3]	63,961	63,961
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21[3]	62,707	62,707
Total Repurchase Agreements
(Cost $289,129)		289,129

Total Investments - 116.7%
(Cost $519,547)		$521,190
Other Assets & Liabilities, net - (16.7)%		(74,532)
Total Net Assets - 100.0%		$446,658

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	NASDAQ-100 Index	(0.34)% (1 Week USD LIBOR + 0.25%)	At Maturity	07/15/21	15	$215,811	$(5,766)
Barclays Bank plc	NASDAQ-100 Index	(0.44)% (1 Week USD LIBOR + 0.35%)	At Maturity	07/14/21	8	111,705	(6,884)
BNP Paribas	NASDAQ-100 Index	(0.24)% (1 Month USD LIBOR + 0.15%)	At Maturity	07/15/21	8	123,096	(7,203)
						$450,612	$(19,853)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Repurchase Agreements — See Note 6.
[3]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2021.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
INVERSE NASDAQ-100® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$181,381	$—	$—	$181,381
Federal Agency Notes	—	50,680	—	50,680
Repurchase Agreements	—	289,129	—	289,129
Total Assets	$181,381	$339,809	$—	$521,190

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$19,853	$—	$19,853

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the period ended June 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/21	Shares 06/30/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$125,045	$390,826	$(415,000)	$263	$(95)	$101,039	4,043	$839
Guggenheim Ultra Short Duration Fund — Institutional Class	124,929	695,593	(740,000)	259	(439)	80,342	8,058	599
	$249,974	$1,086,419	$(1,155,000)	$522	$(534)	$181,381		$1,438

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $51,061)	$50,680
Investments in affiliated issuers, at value (cost $179,357)	181,381
Repurchase agreements, at value (cost $289,129)	289,129
Receivables:
Interest	296
Dividends	183
Total assets	521,669

Liabilities:
Unrealized depreciation on OTC swap agreements	19,853
Payable for:
Swap settlement	52,491
Management fees	661
Investor service fees	188
Securities purchased	183
Transfer agent and administrative fees	165
Fund shares redeemed	93
Portfolio accounting fees	75
Trustees’ fees*	9
Miscellaneous	1,293
Total liabilities	75,011
Commitments and contingent liabilities (Note 11)	—
Net assets	$446,658

Net assets consist of:
Paid in capital	$8,583,991
Total distributable earnings (loss)	(8,137,333)
Net assets	$446,658
Capital shares outstanding	20,599
Net asset value per share	$21.68

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends from securities of affiliated issuers	$1,438
Interest	466
Total investment income	1,904

Expenses:
Management fees	3,419
Investor service fees	950
Transfer agent and administrative fees	1,276
Professional fees	549
Portfolio accounting fees	380
Trustees’ fees*	86
Custodian fees	55
Miscellaneous	74
Total expenses	6,789
Less:
Expenses reimbursed by Adviser	(37)
Expenses waived by Adviser	(159)
Total waived/reimbursed expenses	(196)
Net expenses	6,593
Net investment loss	(4,689)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	20
Investments in affiliated issuers	522
Swap agreements	(138,837)
Net realized loss	(138,295)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(381)
Investments in affiliated issuers	(534)
Swap agreements	(18,132)
Net change in unrealized appreciation (depreciation)	(19,047)
Net realized and unrealized loss	(157,342)
Net decrease in net assets resulting from operations	$(162,031)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(4,689)	$(14,358)
Net realized loss on investments	(138,295)	(982,115)
Net change in unrealized appreciation (depreciation) on investments	(19,047)	(1,647)
Net decrease in net assets resulting from operations	(162,031)	(998,120)

Distributions to shareholders	—	(12,149)

Capital share transactions:
Proceeds from sale of shares	11,060,812	27,846,986
Distributions reinvested	—	12,149
Cost of shares redeemed	(10,915,716)	(26,977,515)
Net increase from capital share transactions	145,096	881,620
Net decrease in net assets	(16,935)	(128,649)

Net assets:
Beginning of period	463,593	592,242
End of period	$446,658	$463,593

Capital share activity:
Shares sold	462,954	807,771
Shares issued from reinvestment of distributions	—	414
Shares redeemed	(460,681)	(804,229)
Net increase in shares	2,273	3,956

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[g]
Per Share Data
Net asset value, beginning of period	$25.30	$41.21	$57.64	$59.28	$78.68	$86.94
Income (loss) from investment operations:
Net investment income (loss)[b]	(.15)	(.33)	.34	.32	(.11)	(.18)
Net gain (loss) on investments (realized and unrealized)	(3.47)	(15.28)	(16.47)	(1.96)[f]	(19.29)	(8.08)
Total from investment operations	(3.62)	(15.61)	(16.13)	(1.64)	(19.40)	(8.26)
Less distributions from:
Net investment income	—	(.30)	(.30)	—	—	—
Total distributions	—	(.30)	(.30)	—	—	—
Net asset value, end of period	$21.68	$25.30	$41.21	$57.64	$59.28	$78.68

Total Return[c]	(14.31%)	(38.00%)	(28.01%)	(2.77%)	(24.66%)	(9.48%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$447	$464	$592	$7,815	$772	$2,652
Ratios to average net assets:
Net investment income (loss)	(1.23%)	(0.93%)	0.70%	0.58%	(0.17%)	(0.78%)
Total expenses[d]	1.79%	1.92%	1.92%	1.83%	1.79%	1.74%
Net expenses[e]	1.74%	1.87%	1.84%	1.83%	1.79%	1.74%
Portfolio turnover rate	372%	681%	418%	136%	119%	382%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[g]	Reverse share split — Per share amounts for the year ended December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

S&P 500® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	12.5%
Apple, Inc.	1.9%
Microsoft Corp.	1.8%
Guggenheim Ultra Short Duration Fund — Institutional Class	1.7%
Amazon.com, Inc.	1.3%
Facebook, Inc. — Class A	0.7%
Alphabet, Inc. — Class A	0.6%
Alphabet, Inc. — Class C	0.6%
Berkshire Hathaway, Inc. — Class B	0.5%
Tesla, Inc.	0.5%
Top Ten Total	22.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
S&P 500® 2x Strategy Fund	29.92%	88.93%	28.24%	23.87%
S&P 500 Index	15.25%	40.79%	17.65%	14.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
S&P 500® 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 31.2%

Technology - 7.2%
Apple, Inc.	4,666	$639,055
Microsoft Corp.	2,240	606,816
NVIDIA Corp.	185	148,018
Adobe, Inc.*	142	83,161
Intel Corp.	1,202	67,480
salesforce.com, Inc.*	275	67,174
Broadcom, Inc.	121	57,698
Accenture plc — Class A	189	55,715
Texas Instruments, Inc.	275	52,882
QUALCOMM, Inc.	335	47,882
Oracle Corp.	540	42,034
Intuit, Inc.	81	39,704
International Business Machines Corp.	266	38,993
Applied Materials, Inc.	273	38,875
Advanced Micro Devices, Inc.*	361	33,909
ServiceNow, Inc.*	59	32,423
Micron Technology, Inc.*	333	28,298
Lam Research Corp.	42	27,329
Fidelity National Information Services, Inc.	184	26,067
Activision Blizzard, Inc.	231	22,047
Autodesk, Inc.*	65	18,973
Analog Devices, Inc.	110	18,938
Fiserv, Inc.*	177	18,920
NXP Semiconductor N.V.	82	16,869
KLA Corp.	46	14,914
Roper Technologies, Inc.	31	14,576
MSCI, Inc. — Class A	25	13,327
Synopsys, Inc.*	45	12,411
Electronic Arts, Inc.	85	12,226
Microchip Technology, Inc.	81	12,129
Cadence Design Systems, Inc.*	83	11,356
Cognizant Technology Solutions Corp. — Class A	157	10,874
HP, Inc.	357	10,778
Xilinx, Inc.	73	10,559
Paychex, Inc.	95	10,193
Fortinet, Inc.*	40	9,528
Skyworks Solutions, Inc.	49	9,396
ANSYS, Inc.*	26	9,024
Zebra Technologies Corp. — Class A*	16	8,472
Maxim Integrated Products, Inc.	80	8,429
Cerner Corp.	90	7,034
Teradyne, Inc.	49	6,564
Western Digital Corp.*	91	6,477
Qorvo, Inc.*	33	6,456
Take-Two Interactive Software, Inc.*	34	6,019
Hewlett Packard Enterprise Co.	388	5,657
Broadridge Financial Solutions, Inc.	35	5,654
Akamai Technologies, Inc.*	48	5,597
Paycom Software, Inc.*	15	5,452
Tyler Technologies, Inc.*	12	5,428
NetApp, Inc.	66	5,400
Seagate Technology Holdings plc	59	5,188
Monolithic Power Systems, Inc.	13	4,855
PTC, Inc.*	31	4,379
Citrix Systems, Inc.	37	4,339
Leidos Holdings, Inc.	40	4,044
Jack Henry & Associates, Inc.	22	3,597
DXC Technology Co.*	76	2,959
IPG Photonics Corp.*	11	2,318
Total Technology		2,504,869

Consumer, Non-cyclical - 6.2%
Johnson & Johnson	783	128,991
UnitedHealth Group, Inc.	281	112,523
PayPal Holdings, Inc.*	349	101,727
Procter & Gamble Co.	728	98,229
Pfizer, Inc.	1,665	65,201
Coca-Cola Co.	1,154	62,443
Abbott Laboratories	528	61,211
PepsiCo, Inc.	411	60,898
AbbVie, Inc.	525	59,136
Thermo Fisher Scientific, Inc.	117	59,023
Merck & Company, Inc.	753	58,561
Eli Lilly & Co.	237	54,396
Danaher Corp.	189	50,720
Medtronic plc	400	49,652
Philip Morris International, Inc.	463	45,888
Bristol-Myers Squibb Co.	664	44,369
Amgen, Inc.	171	41,681
CVS Health Corp.	391	32,625
Intuitive Surgical, Inc.*	35	32,187
S&P Global, Inc.	72	29,552
Anthem, Inc.	73	27,871
Zoetis, Inc.	141	26,277
Altria Group, Inc.	550	26,224
Mondelez International, Inc. — Class A	418	26,100
Gilead Sciences, Inc.	373	25,685
Automatic Data Processing, Inc.	127	25,225
Stryker Corp.	97	25,194
Cigna Corp.	102	24,181
Estee Lauder Companies, Inc. — Class A	69	21,948
Becton Dickinson and Co.	86	20,914
Colgate-Palmolive Co.	252	20,500
Illumina, Inc.*	43	20,348
Edwards Lifesciences Corp.*	185	19,160
Boston Scientific Corp.*	422	18,045
Moody’s Corp.	48	17,394
Regeneron Pharmaceuticals, Inc.*	31	17,315
Humana, Inc.	38	16,823
Global Payments, Inc.	88	16,504
HCA Healthcare, Inc.	78	16,126
IDEXX Laboratories, Inc.*	25	15,789
Biogen, Inc.*	45	15,582
Vertex Pharmaceuticals, Inc.*	77	15,525
IQVIA Holdings, Inc.*	57	13,812
Kimberly-Clark Corp.	100	13,378
Align Technology, Inc.*	21	12,831
Centene Corp.*	173	12,617
IHS Markit Ltd.	111	12,505
DexCom, Inc.*	29	12,383

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
S&P 500® 2x STRATEGY FUND

	Shares	Value
Alexion Pharmaceuticals, Inc.*	66	$12,125
Baxter International, Inc.	150	12,075
Sysco Corp.	152	11,818
Constellation Brands, Inc. — Class A	50	11,694
General Mills, Inc.	181	11,028
ResMed, Inc.	43	10,600
Archer-Daniels-Midland Co.	166	10,059
Monster Beverage Corp.*	110	10,048
Zimmer Biomet Holdings, Inc.	62	9,971
Cintas Corp.	26	9,932
Corteva, Inc.	219	9,713
McKesson Corp.	47	8,988
Equifax, Inc.	36	8,622
Kroger Co.	225	8,620
Verisk Analytics, Inc. — Class A	48	8,387
Laboratory Corporation of America Holdings*	29	8,000
West Pharmaceutical Services, Inc.	22	7,900
Kraft Heinz Co.	193	7,871
Hershey Co.	44	7,664
United Rentals, Inc.*	22	7,018
Clorox Co.	37	6,657
McCormick & Company, Inc.	74	6,536
Tyson Foods, Inc. — Class A	88	6,491
FleetCor Technologies, Inc.*	25	6,402
Gartner, Inc.*	26	6,297
Church & Dwight Company, Inc.	73	6,221
STERIS plc	29	5,983
Cooper Companies, Inc.	15	5,944
Teleflex, Inc.	14	5,625
Charles River Laboratories International, Inc.*	15	5,549
Catalent, Inc.*	51	5,514
Avery Dennison Corp.	25	5,256
Conagra Brands, Inc.	143	5,202
Quest Diagnostics, Inc.	39	5,147
Viatris, Inc.	359	5,130
MarketAxess Holdings, Inc.	11	5,099
PerkinElmer, Inc.	33	5,096
Hologic, Inc.*	76	5,071
AmerisourceBergen Corp. — Class A	44	5,038
Cardinal Health, Inc.	86	4,910
Kellogg Co.	75	4,825
Incyte Corp.*	56	4,711
J M Smucker Co.	33	4,276
Dentsply Sirona, Inc.	65	4,112
ABIOMED, Inc.*	13	4,057
Brown-Forman Corp. — Class B	54	4,047
Hormel Foods Corp.	84	4,011
Bio-Rad Laboratories, Inc. — Class A*	6	3,866
Quanta Services, Inc.	41	3,713
Lamb Weston Holdings, Inc.	43	3,468
Universal Health Services, Inc. — Class B	23	3,368
Henry Schein, Inc.*	42	3,116
Robert Half International, Inc.	34	3,025
Molson Coors Beverage Co. — Class B*	56	3,007
Campbell Soup Co.	60	2,735
Nielsen Holdings plc	107	2,640
DaVita, Inc.*	21	2,529
Organon & Co.*	75	2,270
Rollins, Inc.	66	2,257
Perrigo Company plc	40	1,834
Total Consumer, Non-cyclical		2,158,437

Communications - 5.1%
Amazon.com, Inc.*	127	436,900
Facebook, Inc. — Class A*	712	247,570
Alphabet, Inc. — Class A*	89	217,319
Alphabet, Inc. — Class C*	85	213,037
Walt Disney Co.*	540	94,916
Comcast Corp. — Class A	1,364	77,775
Netflix, Inc.*	132	69,724
Verizon Communications, Inc.	1,232	69,029
Cisco Systems, Inc.	1,254	66,462
AT&T, Inc.	2,124	61,129
Charter Communications, Inc. — Class A*	41	29,579
Booking Holdings, Inc.*	12	26,257
T-Mobile US, Inc.*	174	25,200
Twitter, Inc.*	237	16,308
eBay, Inc.	192	13,480
Motorola Solutions, Inc.	50	10,842
Corning, Inc.	230	9,407
ViacomCBS, Inc. — Class B	180	8,136
Etsy, Inc.*	38	7,822
CDW Corp.	42	7,335
Expedia Group, Inc.*	42	6,876
VeriSign, Inc.*	29	6,603
Arista Networks, Inc.*	16	5,797
Omnicom Group, Inc.	64	5,120
NortonLifeLock, Inc.	172	4,682
Lumen Technologies, Inc.	296	4,023
Interpublic Group of Companies, Inc.	117	3,801
Fox Corp. — Class A	97	3,602
F5 Networks, Inc.*	18	3,360
DISH Network Corp. — Class A*	74	3,093
News Corp. — Class A	116	2,989
Juniper Networks, Inc.	97	2,653
Discovery, Inc. — Class C*	89	2,579
Fox Corp. — Class B	45	1,584
Discovery, Inc. — Class A*,1	50	1,534
News Corp. — Class B	36	877
Total Communications		1,767,400

Financial - 4.8%
Berkshire Hathaway, Inc. — Class B*	564	156,747
JPMorgan Chase & Co.	900	139,986
Visa, Inc. — Class A	503	117,612
Mastercard, Inc. — Class A	260	94,923
Bank of America Corp.	2,243	92,479
Wells Fargo & Co.	1,230	55,707
Citigroup, Inc.	615	43,511
Morgan Stanley	443	40,619
Goldman Sachs Group, Inc.	101	38,332

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
S&P 500® 2x STRATEGY FUND

	Shares	Value
BlackRock, Inc. — Class A	42	$36,749
American Tower Corp. — Class A REIT	135	36,469
Charles Schwab Corp.	446	32,473
American Express Co.	193	31,889
Prologis, Inc. REIT	220	26,297
Crown Castle International Corp. REIT	129	25,168
PNC Financial Services Group, Inc.	126	24,036
U.S. Bancorp	403	22,959
CME Group, Inc. — Class A	107	22,757
Truist Financial Corp.	400	22,200
Equinix, Inc. REIT	27	21,670
Chubb Ltd.	134	21,298
Marsh & McLennan Companies, Inc.	151	21,243
Capital One Financial Corp.	134	20,729
Intercontinental Exchange, Inc.	167	19,823
Progressive Corp.	174	17,089
Aon plc — Class A	67	15,997
Public Storage REIT	45	13,531
T. Rowe Price Group, Inc.	67	13,264
MetLife, Inc.	221	13,227
Simon Property Group, Inc. REIT	98	12,787
Digital Realty Trust, Inc. REIT	84	12,639
Bank of New York Mellon Corp.	240	12,295
American International Group, Inc.	255	12,138
Prudential Financial, Inc.	117	11,989
Allstate Corp.	89	11,609
Travelers Companies, Inc.	75	11,228
Discover Financial Services	91	10,764
SBA Communications Corp. REIT	33	10,517
Welltower, Inc. REIT	124	10,304
Aflac, Inc.	188	10,088
First Republic Bank	52	9,733
SVB Financial Group*	16	8,903
AvalonBay Communities, Inc. REIT	42	8,765
Willis Towers Watson plc	38	8,741
CBRE Group, Inc. — Class A*	100	8,573
Arthur J Gallagher & Co.	61	8,545
State Street Corp.	103	8,475
Ameriprise Financial, Inc.	34	8,462
Fifth Third Bancorp	209	7,990
Equity Residential REIT	102	7,854
Synchrony Financial	161	7,812
Weyerhaeuser Co. REIT	223	7,676
Alexandria Real Estate Equities, Inc. REIT	41	7,460
Realty Income Corp. REIT	111	7,408
Northern Trust Corp.	62	7,168
Hartford Financial Services Group, Inc.	106	6,569
Extra Space Storage, Inc. REIT	40	6,553
Ventas, Inc. REIT	112	6,395
Huntington Bancshares, Inc.	439	6,265
Nasdaq, Inc.	34	5,977
KeyCorp	289	5,968
Citizens Financial Group, Inc.	127	5,825
Regions Financial Corp.	286	5,771
Mid-America Apartment Communities, Inc. REIT	34	5,726
Essex Property Trust, Inc. REIT	19	5,700
M&T Bank Corp.	38	5,522
Healthpeak Properties, Inc. REIT	160	5,326
Duke Realty Corp. REIT	111	5,256
Cincinnati Financial Corp.	45	5,248
Boston Properties, Inc. REIT	42	4,813
Principal Financial Group, Inc.	75	4,739
Raymond James Financial, Inc.	36	4,676
UDR, Inc. REIT	88	4,310
Cboe Global Markets, Inc.	32	3,810
Loews Corp.	67	3,662
Iron Mountain, Inc. REIT	86	3,639
Host Hotels & Resorts, Inc. REIT*	210	3,589
Lincoln National Corp.	53	3,330
W R Berkley Corp.	42	3,126
Everest Re Group Ltd.	12	3,024
Invesco Ltd.	113	3,021
Regency Centers Corp. REIT	47	3,011
Comerica, Inc.	42	2,996
Assurant, Inc.	18	2,811
Western Union Co.	122	2,802
Kimco Realty Corp. REIT	129	2,690
Globe Life, Inc.	28	2,667
Franklin Resources, Inc.	81	2,591
Zions Bancorp North America	49	2,590
Federal Realty Investment Trust REIT	21	2,461
Vornado Realty Trust REIT	47	2,193
People’s United Financial, Inc.	127	2,177
Unum Group	61	1,732
Total Financial		1,647,268

Consumer, Cyclical - 2.9%
Tesla, Inc.*	229	155,651
Home Depot, Inc.	316	100,769
NIKE, Inc. — Class B	379	58,552
Walmart, Inc.	408	57,536
Costco Wholesale Corp.	131	51,833
McDonald’s Corp.	222	51,280
Lowe’s Companies, Inc.	210	40,734
Starbucks Corp.	350	39,133
Target Corp.	147	35,536
TJX Companies, Inc.	359	24,204
General Motors Co.*	380	22,484
Ford Motor Co.*	1,167	17,342
Dollar General Corp.	70	15,147
Ross Stores, Inc.	106	13,144
Aptiv plc*	80	12,587
Chipotle Mexican Grill, Inc. — Class A*	8	12,403
O’Reilly Automotive, Inc.*	21	11,890
Walgreens Boots Alliance, Inc.	213	11,206
Marriott International, Inc. — Class A*	79	10,785
Cummins, Inc.	43	10,484
Yum! Brands, Inc.	89	10,238
Hilton Worldwide Holdings, Inc.*	83	10,011
Southwest Airlines Co.*	176	9,344
PACCAR, Inc.	103	9,193
AutoZone, Inc.*	6	8,953

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
S&P 500® 2x STRATEGY FUND

	Shares	Value
Fastenal Co.	171	$8,892
DR Horton, Inc.	98	8,856
Delta Air Lines, Inc.*	190	8,219
Copart, Inc.*	62	8,174
Lennar Corp. — Class A	82	8,147
VF Corp.	96	7,876
Best Buy Company, Inc.	66	7,589
Dollar Tree, Inc.*	69	6,866
Caesars Entertainment, Inc.*	62	6,432
CarMax, Inc.*	49	6,328
Tractor Supply Co.	34	6,326
Carnival Corp.*	237	6,248
WW Grainger, Inc.	13	5,694
Darden Restaurants, Inc.	39	5,694
Domino’s Pizza, Inc.	12	5,598
Royal Caribbean Cruises Ltd.*	65	5,543
Ulta Beauty, Inc.*	16	5,532
Pool Corp.	12	5,504
Genuine Parts Co.	43	5,438
Las Vegas Sands Corp.*	98	5,164
MGM Resorts International	121	5,161
L Brands, Inc.	70	5,044
United Airlines Holdings, Inc.*	96	5,020
NVR, Inc.*	1	4,973
PulteGroup, Inc.	79	4,311
Whirlpool Corp.	19	4,142
LKQ Corp.*	83	4,085
American Airlines Group, Inc.*	191	4,051
Advance Auto Parts, Inc.	19	3,898
Wynn Resorts Ltd.*	31	3,791
Live Nation Entertainment, Inc.*	43	3,766
Tapestry, Inc.*	83	3,609
Hasbro, Inc.	38	3,592
BorgWarner, Inc.	71	3,446
Penn National Gaming, Inc.*	44	3,366
Mohawk Industries, Inc.*	17	3,267
Norwegian Cruise Line Holdings Ltd.*,1	110	3,235
Newell Brands, Inc.	113	3,104
PVH Corp.*	21	2,259
Alaska Air Group, Inc.*	37	2,232
Gap, Inc.	62	2,086
Leggett & Platt, Inc.	40	2,073
Hanesbrands, Inc.	104	1,942
Ralph Lauren Corp. — Class A	14	1,649
Under Armour, Inc. — Class A*	56	1,184
Under Armour, Inc. — Class C*	58	1,077
Total Consumer, Cyclical		1,020,922

Industrial - 2.6%
Honeywell International, Inc.	207	45,405
United Parcel Service, Inc. — Class B	215	44,714
Union Pacific Corp.	198	43,546
Boeing Co.*	163	39,048
Raytheon Technologies Corp.	450	38,389
Caterpillar, Inc.	163	35,474
General Electric Co.	2,611	35,144
3M Co.	172	34,164
Deere & Co.	93	32,802
Lockheed Martin Corp.	73	27,620
FedEx Corp.	73	21,778
CSX Corp.	676	21,686
Norfolk Southern Corp.	74	19,640
Illinois Tool Works, Inc.	85	19,003
Eaton Corporation plc	118	17,485
Emerson Electric Co.	178	17,131
Northrop Grumman Corp.	45	16,354
Waste Management, Inc.	115	16,113
Johnson Controls International plc	213	14,618
Agilent Technologies, Inc.	90	13,303
TE Connectivity Ltd.	98	13,251
L3Harris Technologies, Inc.	61	13,185
Trane Technologies plc	71	13,074
General Dynamics Corp.	68	12,802
Amphenol Corp. — Class A	178	12,177
Carrier Global Corp.	243	11,810
Parker-Hannifin Corp.	38	11,670
TransDigm Group, Inc.*	16	10,357
Rockwell Automation, Inc.	35	10,011
Stanley Black & Decker, Inc.	48	9,840
Otis Worldwide Corp.	120	9,812
Mettler-Toledo International, Inc.*	7	9,697
AMETEK, Inc.	69	9,211
Keysight Technologies, Inc.*	55	8,493
Ball Corp.	98	7,940
Generac Holdings, Inc.*	19	7,888
Kansas City Southern	27	7,651
Old Dominion Freight Line, Inc.	28	7,106
Fortive Corp.	101	7,044
Republic Services, Inc. — Class A	63	6,930
Vulcan Materials Co.	39	6,789
Martin Marietta Materials, Inc.	19	6,684
Garmin Ltd.	45	6,509
Xylem, Inc.	54	6,478
Dover Corp.	43	6,476
Expeditors International of Washington, Inc.	50	6,330
Waters Corp.*	18	6,221
Trimble, Inc.*	75	6,137
Teledyne Technologies, Inc.*	14	5,864
Ingersoll Rand, Inc.*	111	5,418
Amcor plc	458	5,249
Jacobs Engineering Group, Inc.	39	5,203
IDEX Corp.	23	5,061
Textron, Inc.	67	4,608
Masco Corp.	75	4,418
Westinghouse Air Brake Technologies Corp.	53	4,362
Westrock Co.	79	4,204
Fortune Brands Home & Security, Inc.	41	4,084
J.B. Hunt Transport Services, Inc.	25	4,074
Howmet Aerospace, Inc.*	116	3,998
Packaging Corporation of America	28	3,792
Allegion plc	27	3,761
CH Robinson Worldwide, Inc.	40	3,747

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
S&P 500® 2x STRATEGY FUND

	Shares	Value
Snap-on, Inc.	16	$3,575
Pentair plc	49	3,307
A O Smith Corp.	40	2,882
Sealed Air Corp.	45	2,666
Huntington Ingalls Industries, Inc.	12	2,529
Total Industrial		887,792

Energy - 0.9%
Exxon Mobil Corp.	1,260	79,481
Chevron Corp.	575	60,225
ConocoPhillips	401	24,421
EOG Resources, Inc.	174	14,519
Schlumberger N.V.	416	13,316
Marathon Petroleum Corp.	189	11,419
Pioneer Natural Resources Co.	69	11,214
Phillips 66	130	11,157
Kinder Morgan, Inc.	579	10,555
Williams Companies, Inc.	361	9,585
Valero Energy Corp.	122	9,526
Occidental Petroleum Corp.	250	7,817
Enphase Energy, Inc.*	40	7,346
ONEOK, Inc.	132	7,344
Hess Corp.	82	7,160
Halliburton Co.	265	6,127
Devon Energy Corp.	177	5,167
Diamondback Energy, Inc.	54	5,070
Baker Hughes Co.	216	4,940
Marathon Oil Corp.	234	3,187
APA Corp.	112	2,422
Cabot Oil & Gas Corp. — Class A	119	2,078
NOV, Inc.*	116	1,777
Total Energy		315,853

Utilities - 0.8%
NextEra Energy, Inc.	583	42,722
Duke Energy Corp.	229	22,607
Southern Co.	315	19,061
Dominion Energy, Inc.	240	17,657
Exelon Corp.	291	12,894
American Electric Power Company, Inc.	149	12,604
Sempra Energy	94	12,453
Xcel Energy, Inc.	160	10,541
Public Service Enterprise Group, Inc.	150	8,961
WEC Energy Group, Inc.	94	8,361
American Water Works Company, Inc.	54	8,323
Eversource Energy	102	8,184
DTE Energy Co.	58	7,517
Consolidated Edison, Inc.	102	7,315
Edison International	113	6,534
PPL Corp.	229	6,405
Ameren Corp.	76	6,083
FirstEnergy Corp.	162	6,028
Entergy Corp.	60	5,982
AES Corp.	198	5,162
CMS Energy Corp.	86	5,081
CenterPoint Energy, Inc.	173	4,242
Alliant Energy Corp.	74	4,126
Evergy, Inc.	68	4,109
Atmos Energy Corp.	39	3,748
NRG Energy, Inc.	73	2,942
NiSource, Inc.	117	2,867
Pinnacle West Capital Corp.	34	2,787
Total Utilities		265,296

Basic Materials - 0.7%
Linde plc	155	44,810
Sherwin-Williams Co.	71	19,344
Air Products and Chemicals, Inc.	66	18,987
Freeport-McMoRan, Inc.	436	16,180
Ecolab, Inc.	74	15,242
Newmont Corp.	238	15,084
Dow, Inc.	222	14,048
DuPont de Nemours, Inc.	158	12,231
PPG Industries, Inc.	70	11,884
International Flavors & Fragrances, Inc.	74	11,055
Nucor Corp.	89	8,538
LyondellBasell Industries N.V. — Class A	77	7,921
International Paper Co.	116	7,112
Albemarle Corp.	35	5,896
Celanese Corp. — Class A	33	5,003
Eastman Chemical Co.	41	4,787
FMC Corp.	38	4,111
CF Industries Holdings, Inc.	64	3,293
Mosaic Co.	103	3,287
Total Basic Materials		228,813

Total Common Stocks
(Cost $9,875,191)		10,796,650

MUTUAL FUNDS† - 14.2%
Guggenheim Strategy Fund II2	173,740	4,341,758
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	59,204	590,261
Total Mutual Funds
(Cost $4,872,350)		4,932,019

	Face Amount
U.S. TREASURY BILLS†† - 2.1%
U.S. Treasury Bills
0.04% due 12/09/21[3,4]	$391,000	390,909
0.05% due 12/09/21[4]	250,000	249,941
0.01% due 08/03/21[4,5]	89,000	88,996
Total U.S. Treasury Bills
(Cost $729,875)		729,846

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
S&P 500® 2x STRATEGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,6 - 32.5%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21[3]	$6,327,343	$6,327,343
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21[3]	2,491,069	2,491,069
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21[3]	2,442,225	2,442,225
Total Repurchase Agreements
(Cost $11,260,637)		11,260,637

	Shares	Value
SECURITIES LENDING COLLATERAL†,7 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[8]	10,250	10,250
Total Securities Lending Collateral
(Cost $10,250)		10,250

Total Investments - 80.0%
(Cost $26,748,303)		$27,729,402
Other Assets & Liabilities, net - 20.0%		6,943,592
Total Net Assets - 100.0%		$34,672,994

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	8	Sep 2021	$1,714,600	$(340)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P 500 Index	0.54% (1 Week USD LIBOR + 0.45%)	At Maturity	07/15/21	8,416	$36,166,488	$577,172
Barclays Bank plc	S&P 500 Index	0.54% (1 Week USD LIBOR + 0.45%)	At Maturity	07/14/21	3,842	16,511,274	244,639
BNP Paribas	S&P 500 Index	0.64% (1 Month USD LIBOR + 0.55%)	At Maturity	07/15/21	945	4,062,581	87,628
						$56,740,343	$909,439

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2021 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2021.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at June 30, 2021.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of June 30, 2021.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
S&P 500® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$10,796,650	$—	$—	$10,796,650
Mutual Funds	4,932,019	—	—	4,932,019
U.S. Treasury Bills	—	729,846	—	729,846
Repurchase Agreements	—	11,260,637	—	11,260,637
Securities Lending Collateral	10,250	—	—	10,250
Equity Index Swap Agreements*	—	909,439	—	909,439
Total Assets	$15,738,919	$12,899,922	$—	$28,638,841

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts*	$340	$—	$—	$340

*	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the period ended June 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/21	Shares 06/30/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$3,935,408	$4,501,395	$(4,100,000)	$56,710	$(51,755)	$4,341,758	173,740	$26,778
Guggenheim Ultra Short Duration Fund — Institutional Class	4,808,189	18,680,696	(22,900,000)	56,054	(54,678)	590,261	59,204	20,950
	$8,743,597	$23,182,091	$(27,000,000)	$112,764	$(106,433)	$4,932,019		$47,728

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments in unaffiliated issuers, at value - including $10,194 of securities loaned (cost $10,615,316)	$11,536,746
Investments in affiliated issuers, at value (cost $4,872,350)	4,932,019
Repurchase agreements, at value (cost $11,260,637)	11,260,637
Cash	61
Segregated cash with broker	770,448
Unrealized appreciation on OTC swap agreements	909,439
Receivables:
Securities sold	20,014,679
Swap settlement	653,674
Fund shares sold	457,213
Dividends	22,663
Interest	14
Securities lending income	1
Total assets	50,557,594

Liabilities:
Payable for:
Fund shares redeemed	15,735,228
Management fees	30,885
Variation margin on futures contracts	13,713
Return of securities lending collateral	10,250
Investor service fees	8,731
Transfer agent and administrative fees	7,648
Securities purchased	6,905
Portfolio accounting fees	3,492
Trustees’ fees*	464
Miscellaneous	67,284
Total liabilities	15,884,600
Commitments and contingent liabilities (Note 11)	—
Net assets	$34,672,994

Net assets consist of:
Paid in capital	$31,494,803
Total distributable earnings (loss)	3,178,191
Net assets	$34,672,994
Capital shares outstanding	84,609
Net asset value per share	$409.80

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $14)	$155,759
Dividends from securities of affiliated issuers	47,728
Interest	7,283
Income from securities lending, net	19
Total investment income	210,789

Expenses:
Management fees	189,509
Investor service fees	52,641
Transfer agent and administrative fees	69,502
Professional fees	28,251
Portfolio accounting fees	21,056
Trustees’ fees*	4,149
Custodian fees	3,370
Line of credit fees	2,488
Interest expense	3
Miscellaneous	893
Total expenses	371,862
Less:
Expenses reimbursed by Adviser	(1,746)
Expenses waived by Adviser	(5,528)
Total waived/reimbursed expenses	(7,274)
Net expenses	364,588
Net investment loss	(153,799)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,912,853
Investments in affiliated issuers	112,764
Swap agreements	5,534,800
Futures contracts	(524,759)
Net realized gain	8,035,658
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(542,462)
Investments in affiliated issuers	(106,433)
Swap agreements	549,995
Futures contracts	(340)
Net change in unrealized appreciation (depreciation)	(99,240)
Net realized and unrealized gain	7,936,418
Net increase in net assets resulting from operations	$7,782,619

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

S&P 500® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(153,799)	$(136,370)
Net realized gain (loss) on investments	8,035,658	(6,034,312)
Net change in unrealized appreciation (depreciation) on investments	(99,240)	1,118,782
Net increase (decrease) in net assets resulting from operations	7,782,619	(5,051,900)

Distributions to shareholders	—	(6,283,511)

Capital share transactions:
Proceeds from sale of shares	709,176,930	666,124,278
Distributions reinvested	—	6,283,511
Cost of shares redeemed	(718,974,381)	(678,580,309)
Net decrease from capital share transactions	(9,797,451)	(6,172,520)
Net decrease in net assets	(2,014,832)	(17,507,931)

Net assets:
Beginning of period	36,687,826	54,195,757
End of period	$34,672,994	$36,687,826

Capital share activity:
Shares sold	1,979,025	2,451,470
Shares issued from reinvestment of distributions	—	25,952
Shares redeemed	(2,010,725)	(2,534,148)
Net decrease in shares	(31,700)	(56,726)

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$315.43	$313.21	$192.73	$244.38	$176.52	$165.22
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.31)	(1.21)	1.59	1.48	.13	(.53)
Net gain (loss) on investments (realized and unrealized)	95.68	45.29 [f]	118.89	(35.10)	75.18	32.62
Total from investment operations	94.37	44.08	120.48	(33.62)	75.31	32.09
Less distributions from:
Net investment income	—	(1.68)	—	(.14)	—	—
Net realized gains	—	(40.18)	—	(17.89)	(7.45)	(20.79)
Total distributions	—	(41.86)	—	(18.03)	(7.45)	(20.79)
Net asset value, end of period	$409.80	$315.43	$313.21	$192.73	$244.38	$176.52

Total Return[c]	29.92%	18.10%	62.51%	(15.41%)	43.49%	20.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,673	$36,688	$54,196	$31,177	$36,513	$24,895
Ratios to average net assets:
Net investment income (loss)	(0.73%)	(0.44%)	0.62%	0.60%	0.06%	(0.32%)
Total expenses[d]	1.77%	1.87%	1.87%	1.77%	1.76%	1.71%
Net expenses[e]	1.73%	1.83%	1.80%	1.77%	1.76%	1.71%
Portfolio turnover rate	2,241%	2,610%	248%	424%	282%	578%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments in the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	12.2%
Apple, Inc.	7.4%
Microsoft Corp.	6.6%
Amazon.com, Inc.	5.6%
Facebook, Inc. — Class A	2.7%
Alphabet, Inc. — Class C	2.6%
Tesla, Inc.	2.6%
NVIDIA Corp.	2.5%
Guggenheim Ultra Short Duration Fund — Institutional Class	2.4%
Alphabet, Inc. — Class A	2.4%
Top Ten Total	47.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
NASDAQ-100® 2x Strategy Fund	24.34%	93.73%	50.72%	37.73%
NASDAQ-100 Index	13.34%	44.36%	28.24%	21.53%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 67.6%

Technology - 30.3%
Apple, Inc.	86,087	$11,790,476
Microsoft Corp.	38,853	10,525,278
NVIDIA Corp.	4,891	3,913,289
Adobe, Inc.*	3,752	2,197,321
Intel Corp.	31,699	1,779,582
Broadcom, Inc.	3,205	1,528,272
Texas Instruments, Inc.	7,250	1,394,175
QUALCOMM, Inc.	8,855	1,265,645
Intuit, Inc.	2,145	1,051,415
Applied Materials, Inc.	7,175	1,021,720
Advanced Micro Devices, Inc.*	9,538	895,904
Micron Technology, Inc.*	8,803	748,079
Lam Research Corp.	1,120	728,784
Zoom Video Communications, Inc. — Class A*	1,855	717,941
Activision Blizzard, Inc.	6,100	582,184
Fiserv, Inc.*	5,234	559,462
Autodesk, Inc.*	1,728	504,403
Analog Devices, Inc.	2,895	498,403
NXP Semiconductor N.V.	2,165	445,384
ASML Holding N.V. — Class G	624	431,084
DocuSign, Inc.*	1,527	426,903
KLA Corp.	1,203	390,025
Marvell Technology, Inc.	6,431	375,120
Workday, Inc. — Class A*	1,484	354,290
Synopsys, Inc.*	1,198	330,397
Electronic Arts, Inc.	2,247	323,186
Microchip Technology, Inc.	2,147	321,492
Paychex, Inc.	2,829	303,552
Cadence Design Systems, Inc.*	2,184	298,815
Cognizant Technology Solutions Corp. — Class A	4,140	286,736
Xilinx, Inc.	1,930	279,155
Atlassian Corporation plc — Class A*	1,062	272,785
NetEase, Inc. ADR	2,365	272,566
Skyworks Solutions, Inc.	1,296	248,508
ANSYS, Inc.*	684	237,389
Maxim Integrated Products, Inc.	2,107	221,994
Splunk, Inc.*	1,287	186,075
Cerner Corp.	2,365	184,848
Check Point Software Technologies Ltd.*	1,062	123,330
Total Technology		48,015,967

Communications - 21.3%
Amazon.com, Inc.*	2,602	8,951,296
Facebook, Inc. — Class A*	12,361	4,298,043
Alphabet, Inc. — Class C*	1,669	4,183,048
Alphabet, Inc. — Class A*	1,551	3,787,216
Comcast Corp. — Class A	35,992	2,052,264
Netflix, Inc.*	3,481	1,838,699
Cisco Systems, Inc.	33,082	1,753,346
T-Mobile US, Inc.*	9,788	1,417,596
Charter Communications, Inc. — Class A*	1,481	1,068,467
Booking Holdings, Inc.*	322	704,565
MercadoLibre, Inc.*	391	609,096
JD.com, Inc. ADR*	6,326	504,878
Baidu, Inc. ADR*	2,034	414,733
Pinduoduo, Inc. ADR*	2,970	377,249
eBay, Inc.	5,348	375,483
Match Group, Inc.*	2,122	342,172
Okta, Inc.*	982	240,276
Sirius XM Holdings, Inc.[1]	32,113	210,019
VeriSign, Inc.*	884	201,278
CDW Corp.	1,101	192,290
Trip.com Group Ltd. ADR*	4,136	146,663
Fox Corp. — Class A	2,566	95,276
Fox Corp. — Class B	1,988	69,978
Total Communications		33,833,931

Consumer, Non-cyclical - 9.0%
PayPal Holdings, Inc.*	9,222	2,688,028
PepsiCo, Inc.	10,846	1,607,052
Amgen, Inc.	4,510	1,099,312
Intuitive Surgical, Inc.*	930	855,265
Moderna, Inc.*	3,152	740,657
Mondelez International, Inc. — Class A	11,027	688,526
Gilead Sciences, Inc.	9,845	677,927
Automatic Data Processing, Inc.	3,340	663,391
Illumina, Inc.*	1,146	542,299
Regeneron Pharmaceuticals, Inc.*	822	459,120
IDEXX Laboratories, Inc.*	669	422,507
Vertex Pharmaceuticals, Inc.*	2,032	409,712
Biogen, Inc.*	1,182	409,291
Keurig Dr Pepper, Inc.	11,127	392,116
Kraft Heinz Co.	9,602	391,569
Align Technology, Inc.*	621	379,431
Monster Beverage Corp.*	4,149	379,011
DexCom, Inc.*	759	324,093
Alexion Pharmaceuticals, Inc.*	1,735	318,737
Cintas Corp.	825	315,150
Seagen, Inc.*	1,425	224,979
Verisk Analytics, Inc. — Class A	1,272	222,244
Incyte Corp.*	1,726	145,208
Total Consumer, Non-cyclical		14,355,625

Consumer, Cyclical - 6.0%
Tesla, Inc.*	6,150	4,180,155
Costco Wholesale Corp.	3,474	1,374,558
Starbucks Corp.	9,250	1,034,242
Lululemon Athletica, Inc.*	982	358,401
Walgreens Boots Alliance, Inc.	6,786	357,011
Marriott International, Inc. — Class A*	2,556	348,945
Ross Stores, Inc.	2,799	347,076
O’Reilly Automotive, Inc.*	548	310,283
Peloton Interactive, Inc. — Class A*	2,110	261,682
Copart, Inc.*	1,857	244,808
PACCAR, Inc.	2,725	243,206
Fastenal Co.	4,510	234,520
Dollar Tree, Inc.*	1,821	181,190
Total Consumer, Cyclical		9,476,077

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
Utilities - 0.6%
Exelon Corp.	7,671	$339,902
American Electric Power Company, Inc.	3,923	331,847
Xcel Energy, Inc.	4,225	278,343
Total Utilities		950,092

Industrial - 0.4%
CSX Corp.	17,838	572,243

Total Common Stocks
(Cost $82,021,071)		107,203,935

MUTUAL FUNDS† - 14.6%
Guggenheim Strategy Fund II2	775,801	19,387,270
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	383,217	3,820,673
Total Mutual Funds
(Cost $22,889,825)		23,207,943

	Face Amount
U.S. TREASURY BILLS†† - 6.2%
U.S. Treasury Bills
0.04% due 12/09/21[3,4]	$7,600,000	7,598,216
0.01% due 08/03/21[4,5]	1,930,000	1,929,918
0.03% due 08/03/21[4]	306,000	305,987
Total U.S. Treasury Bills
(Cost $9,834,681)		9,834,121

	Face Amount	Value
REPURCHASE AGREEMENTS††,6 - 5.6%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21[3]	5,015,613	5,015,613
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21[3]	1,974,642	1,974,642
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21[3]	1,935,924	1,935,924
Total Repurchase Agreements
(Cost $8,926,179)		8,926,179

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[8]	162,567	162,567
Total Securities Lending Collateral
(Cost $162,567)		162,567

Total Investments - 94.1%
(Cost $123,834,323)		$149,334,745
Other Assets & Liabilities, net - 5.9%		9,314,465
Total Net Assets - 100.0%		$158,649,210

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	139	Sep 2021	$40,430,930	$1,558,206

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	NASDAQ-100 Index	0.59% (1 Week USD LIBOR + 0.50%)	At Maturity	07/14/21	6,189	$90,083,521	$5,552,206
Goldman Sachs International	NASDAQ-100 Index	0.64% (1 Week USD LIBOR + 0.55%)	At Maturity	07/15/21	5,201	75,692,722	3,593,228
BNP Paribas	NASDAQ-100 Index	0.74% (1 Month USD LIBOR + 0.65%)	At Maturity	07/15/21	257	3,741,674	158,902
						$169,517,917	$9,304,336

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
NASDAQ-100® 2x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2021 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2021.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at June 30, 2021.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of June 30, 2021.
ADR — American Depositary Receipt
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$107,203,935	$—	$—	$107,203,935
Mutual Funds	23,207,943	—	—	23,207,943
U.S. Treasury Bills	—	9,834,121	—	9,834,121
Repurchase Agreements	—	8,926,179	—	8,926,179
Securities Lending Collateral	162,567	—	—	162,567
Equity Futures Contracts**	1,558,206	—	—	1,558,206
Equity Index Swap Agreements**	—	9,304,336	—	9,304,336
Total Assets	$132,132,651	$28,064,636	$—	$160,197,287

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
NASDAQ-100® 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the period ended June 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/21	Shares 06/30/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$19,837,695	$205,782	$(680,000)	$709	$23,084	$19,387,270	775,801	$132,707
Guggenheim Ultra Short Duration Fund — Institutional Class	10,913,117	2,709,711	(9,800,000)	77,057	(79,212)	3,820,673	383,217	30,289
	$30,750,812	$2,915,493	$(10,480,000)	$77,766	$(56,128)	$23,207,943		$162,996

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments in unaffiliated issuers, at value - including $157,509 of securities loaned (cost $92,018,319)	$117,200,623
Investments in affiliated issuers, at value (cost $22,889,825)	23,207,943
Repurchase agreements, at value (cost $8,926,179)	8,926,179
Unrealized appreciation on OTC swap agreements	9,304,336
Receivables:
Fund shares sold	306,382
Swap settlement	279,868
Dividends	39,582
Securities lending income	20
Interest	11
Total assets	159,264,944

Liabilities:
Payable for:
Return of securities lending collateral	162,567
Management fees	101,846
Professional fees	74,463
Variation margin on futures contracts	54,210
Investor service fees	28,508
Securities purchased	26,392
Transfer agent and administrative fees	24,974
Fund shares redeemed	16,093
Portfolio accounting fees	11,403
Trustees’ fees*	1,289
Miscellaneous	113,989
Total liabilities	615,734
Commitments and contingent liabilities (Note 11)	—
Net assets	$158,649,210

Net assets consist of:
Paid in capital	$106,450,067
Total distributable earnings (loss)	52,199,143
Net assets	$158,649,210
Capital shares outstanding	901,467
Net asset value per share	$175.99

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $406)	$268,809
Dividends from securities of affiliated issuers	162,996
Interest	4,132
Income from securities lending, net	121
Total investment income	436,058

Expenses:
Management fees	552,749
Investor service fees	153,541
Transfer agent and administrative fees	201,205
Professional fees	90,466
Portfolio accounting fees	61,416
Trustees’ fees*	11,491
Custodian fees	8,664
Miscellaneous	21,168
Total expenses	1,100,700
Less:
Expenses reimbursed by Adviser	(5,702)
Expenses waived by Adviser	(8,211)
Total waived/reimbursed expenses	(13,913)
Net expenses	1,086,787
Net investment loss	(650,729)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,992,548)
Investments in affiliated issuers	77,766
Swap agreements	7,184,456
Futures contracts	376,352
Net realized gain	5,646,026
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	9,262,195
Investments in affiliated issuers	(56,128)
Swap agreements	8,655,826
Futures contracts	1,346,544
Net change in unrealized appreciation (depreciation)	19,208,437
Net realized and unrealized gain	24,854,463
Net increase in net assets resulting from operations	$24,203,734

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(650,729)	$(837,348)
Net realized gain on investments	5,646,026	52,261,748
Net change in unrealized appreciation (depreciation) on investments	19,208,437	16,407,356
Net increase in net assets resulting from operations	24,203,734	67,831,756

Distributions to shareholders	—	(18,829,665)

Capital share transactions:
Proceeds from sale of shares	213,508,224	720,453,470
Distributions reinvested	—	18,829,665
Cost of shares redeemed	(210,111,820)	(757,046,894)
Net increase (decrease) from capital share transactions	3,396,404	(17,763,759)
Net increase in net assets	27,600,138	31,238,332

Net assets:
Beginning of period	131,049,072	99,810,740
End of period	$158,649,210	$131,049,072

Capital share activity:
Shares sold	1,362,603	7,323,669
Shares issued from reinvestment of distributions	—	181,473
Shares redeemed	(1,387,040)	(7,672,011)
Net decrease in shares	(24,437)	(166,869)

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$141.54	$91.34	$50.68	$64.95	$38.79	$38.67
Income (loss) from investment operations:
Net investment income (loss)[b]	(.80)	(.88)	.22	.14	(.17)	(.22)
Net gain (loss) on investments (realized and unrealized)	35.25	72.46	40.55	(2.70)	26.97	3.57
Total from investment operations	34.45	71.58	40.77	(2.56)	26.80	3.35
Less distributions from:
Net investment income	—	(.30)	(.11)	—	—	—
Net realized gains	—	(21.08)	—	(11.71)	(.64)	(3.23)
Total distributions	—	(21.38)	(.11)	(11.71)	(.64)	(3.23)
Net asset value, end of period	$175.99	$141.54	$91.34	$50.68	$64.95	$38.79

Total Return[c]	24.34%	86.87%	80.50%	(9.31%)	69.49%	9.60%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$158,649	$131,049	$99,811	$58,680	$70,853	$41,115
Ratios to average net assets:
Net investment income (loss)	(1.06%)	(0.83%)	0.30%	0.21%	(0.32%)	(0.62%)
Total expenses[d]	1.79%	1.91%	1.91%	1.81%	1.80%	1.75%
Net expenses[e]	1.77%	1.87%	1.84%	1.80%	1.80%	1.75%
Portfolio turnover rate	175%	663%	346%	220%	97%	494%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	12.5%
Guggenheim Ultra Short Duration Fund — Institutional Class	11.1%
Bio-Techne Corp.	0.5%
Cognex Corp.	0.4%
Molina Healthcare, Inc.	0.4%
Fair Isaac Corp.	0.4%
SolarEdge Technologies, Inc.	0.4%
XPO Logistics, Inc.	0.4%
Signature Bank	0.4%
Camden Property Trust	0.4%
Top Ten Total	26.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Mid-Cap 1.5x Strategy Fund	25.60%	84.25%	16.97%	14.80%
S&P MidCap 400 Index	17.59%	53.24%	14.29%	12.40%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 64.1%

Financial - 15.5%
Signature Bank	110	$27,021
Camden Property Trust REIT	187	24,809
Brown & Brown, Inc.	447	23,754
Medical Properties Trust, Inc. REIT	1,124	22,592
East West Bancorp, Inc.	272	19,500
Jones Lang LaSalle, Inc.*	98	19,155
First Horizon Corp.	1,056	18,248
Alleghany Corp.*	27	18,011
Lamar Advertising Co. — Class A REIT	166	17,334
CyrusOne, Inc. REIT	234	16,736
American Financial Group, Inc.	132	16,463
Omega Healthcare Investors, Inc. REIT	450	16,331
STORE Capital Corp. REIT	465	16,047
Life Storage, Inc. REIT	147	15,780
National Retail Properties, Inc. REIT	336	15,752
Commerce Bancshares, Inc.	201	14,986
Reinsurance Group of America, Inc. — Class A	130	14,820
Rexford Industrial Realty, Inc. REIT	256	14,579
Apartment Income REIT Corp.	300	14,229
RenaissanceRe Holdings Ltd.	95	14,138
Kilroy Realty Corp. REIT	202	14,067
SEI Investments Co.	227	14,067
Old Republic International Corp.	541	13,476
First Financial Bankshares, Inc.	272	13,363
Stifel Financial Corp.	202	13,102
First American Financial Corp.	210	13,094
Jefferies Financial Group, Inc.	382	13,064
Brixmor Property Group, Inc. REIT	568	13,002
SLM Corp.	617	12,920
First Industrial Realty Trust, Inc. REIT	247	12,901
Pinnacle Financial Partners, Inc.	146	12,890
Prosperity Bancshares, Inc.	178	12,780
Janus Henderson Group plc	326	12,652
EastGroup Properties, Inc. REIT	76	12,498
Synovus Financial Corp.	284	12,462
Affiliated Managers Group, Inc.	80	12,337
American Campus Communities, Inc. REIT	263	12,287
Cullen/Frost Bankers, Inc.	108	12,096
Primerica, Inc.	76	11,639
Evercore, Inc. — Class A	79	11,121
CoreSite Realty Corp. REIT	82	11,037
SL Green Realty Corp. REIT	133	10,640
Douglas Emmett, Inc. REIT	315	10,590
Spirit Realty Capital, Inc. REIT	220	10,525
Cousins Properties, Inc. REIT	284	10,446
Valley National Bancorp	776	10,422
Interactive Brokers Group, Inc. — Class A	155	10,188
Glacier Bancorp, Inc.	182	10,025
Alliance Data Systems Corp.	96	10,002
CIT Group, Inc.	190	9,802
New York Community Bancorp, Inc.	889	9,797
Bank OZK	231	9,739
Essent Group Ltd.	216	9,709
Rayonier, Inc. REIT	266	9,557
United Bankshares, Inc.	257	9,380
Hanover Insurance Group, Inc.	69	9,359
Selective Insurance Group, Inc.	115	9,332
Park Hotels & Resorts, Inc. REIT*	452	9,316
Webster Financial Corp.	173	9,228
PacWest Bancorp	223	9,179
Sterling Bancorp	368	9,123
Highwoods Properties, Inc. REIT	199	8,989
MGIC Investment Corp.	648	8,813
Kemper Corp.	116	8,572
Wintrust Financial Corp.	109	8,244
Healthcare Realty Trust, Inc. REIT	271	8,184
RLI Corp.	77	8,053
Hudson Pacific Properties, Inc. REIT	288	8,012
Umpqua Holdings Corp.	422	7,786
UMB Financial Corp.	83	7,724
Physicians Realty Trust REIT	412	7,610
EPR Properties REIT*	143	7,533
FNB Corp.	610	7,521
Sabra Health Care REIT,	413	7,517
Brighthouse Financial, Inc.*	164	7,469
Hancock Whitney Corp.	166	7,377
Weingarten Realty Investors REIT	229	7,344
Home BancShares, Inc.	290	7,157
PotlatchDeltic Corp. REIT	128	6,803
Kinsale Capital Group, Inc.	41	6,756
National Storage Affiliates Trust REIT	132	6,674
JBG SMITH Properties REIT	211	6,649
Navient Corp.	343	6,630
Bank of Hawaii Corp.	77	6,485
Texas Capital Bancshares, Inc.*	97	6,158
Federated Hermes, Inc. — Class B	179	6,070
Corporate Office Properties Trust REIT	215	6,018
Associated Banc-Corp.	293	6,001
CNO Financial Group, Inc.	252	5,952
Pebblebrook Hotel Trust REIT	251	5,911
Macerich Co. REIT	320	5,840
PS Business Parks, Inc. REIT	39	5,775
Cathay General Bancorp	143	5,628
BancorpSouth Bank	184	5,213
Fulton Financial Corp.	311	4,908
International Bancshares Corp.	107	4,595
LendingTree, Inc.*	21	4,450
Washington Federal, Inc.	138	4,385
Urban Edge Properties REIT	210	4,011
Trustmark Corp.	121	3,727
Mercury General Corp.	51	3,312
Total Financial		1,085,355

Industrial - 12.8%
Cognex Corp.	338	28,409
XPO Logistics, Inc.*	195	27,278
Graco, Inc.	324	24,527
Lennox International, Inc.	66	23,153
Nordson Corp.	103	22,609
Toro Co.	205	22,525

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Trex Company, Inc.*	220	$22,486
Axon Enterprise, Inc.*	124	21,923
Owens Corning	200	19,580
Hubbell, Inc.	104	19,431
Carlisle Companies, Inc.	100	19,138
Universal Display Corp.	83	18,453
Middleby Corp.*	106	18,366
AptarGroup, Inc.	126	17,746
AECOM*	280	17,730
Builders FirstSource, Inc.*	396	16,893
Oshkosh Corp.	131	16,328
Arrow Electronics, Inc.*	142	16,164
AGCO Corp.	118	15,385
Donaldson Company, Inc.	241	15,311
ITT, Inc.	164	15,021
Lincoln Electric Holdings, Inc.	114	15,015
Jabil, Inc.	256	14,879
II-VI, Inc.*	200	14,518
Woodward, Inc.	112	13,762
Acuity Brands, Inc.	69	12,905
Sonoco Products Co.	192	12,845
EMCOR Group, Inc.	104	12,812
Tetra Tech, Inc.	103	12,570
Stericycle, Inc.*	175	12,521
TopBuild Corp.*	63	12,460
Coherent, Inc.*	47	12,424
MDU Resources Group, Inc.	384	12,035
Littelfuse, Inc.	47	11,975
Louisiana-Pacific Corp.	195	11,757
Eagle Materials, Inc.	82	11,653
MSA Safety, Inc.	70	11,590
Landstar System, Inc.	73	11,535
MasTec, Inc.*	108	11,459
National Instruments Corp.	252	10,654
Knight-Swift Transportation Holdings, Inc.	234	10,638
Timken Co.	131	10,557
Vontier Corp.	322	10,491
Regal Beloit Corp.	78	10,414
Colfax Corp.*	225	10,307
Hexcel Corp.*	161	10,046
Flowserve Corp.	249	10,040
nVent Electric plc	320	9,997
Valmont Industries, Inc.	41	9,678
SYNNEX Corp.	79	9,619
Curtiss-Wright Corp.	79	9,382
Simpson Manufacturing Company, Inc.	83	9,166
Clean Harbors, Inc.*	96	8,942
Crane Co.	95	8,775
EnerSys	82	8,014
Ryder System, Inc.	103	7,656
Avnet, Inc.	190	7,615
Mercury Systems, Inc.*	107	7,092
Kirby Corp.*	115	6,974
Terex Corp.	133	6,333
Silgan Holdings, Inc.	150	6,225
GATX Corp.	68	6,016
Kennametal, Inc.	160	5,747
Vishay Intertechnology, Inc.	254	5,728
Werner Enterprises, Inc.	109	4,853
Energizer Holdings, Inc.	111	4,771
Dycom Industries, Inc.*	59	4,397
Belden, Inc.	85	4,299
Fluor Corp.*	240	4,248
Trinity Industries, Inc.	155	4,168
Worthington Industries, Inc.	67	4,099
Greif, Inc. — Class A	51	3,088
Total Industrial		897,200

Consumer, Non-cyclical - 11.2%
Bio-Techne Corp.	74	33,319
Molina Healthcare, Inc.*	112	28,343
Masimo Corp.*	97	23,518
Darling Ingredients, Inc.*	312	21,060
PRA Health Sciences, Inc.*	124	20,486
Jazz Pharmaceuticals plc*	115	20,429
Repligen Corp.*	98	19,563
Boston Beer Company, Inc. — Class A*	18	18,374
Penumbra, Inc.*	65	17,814
Neurocrine Biosciences, Inc.*	181	17,615
Syneos Health, Inc.*	193	17,271
Service Corporation International	321	17,202
WEX, Inc.*	85	16,481
Arrowhead Pharmaceuticals, Inc.*	199	16,481
United Therapeutics Corp.*	86	15,429
Amedisys, Inc.*	62	15,186
Encompass Health Corp.	191	14,904
Chemed Corp.	31	14,709
Hill-Rom Holdings, Inc.	127	14,426
Paylocity Holding Corp.*	72	13,738
STAAR Surgical Co.*	90	13,725
Tenet Healthcare Corp.*	204	13,666
Envista Holdings Corp.*	308	13,309
HealthEquity, Inc.*	160	12,877
ManpowerGroup, Inc.	104	12,367
Post Holdings, Inc.*	113	12,257
LHC Group, Inc.*	61	12,216
Halozyme Therapeutics, Inc.*	256	11,625
Ingredion, Inc.	128	11,584
Globus Medical, Inc. — Class A*	148	11,474
Exelixis, Inc.*	599	10,914
Acadia Healthcare Company, Inc.*	172	10,793
Helen of Troy Ltd.*	47	10,722
ASGN, Inc.*	102	9,887
Quidel Corp.*	74	9,481
Neogen Corp.*	205	9,438
Medpace Holdings, Inc.*	53	9,361
Integra LifeSciences Holdings Corp.*	136	9,281
Flowers Foods, Inc.	377	9,123
FTI Consulting, Inc.*	66	9,016
H&R Block, Inc.	347	8,148
Grand Canyon Education, Inc.*	89	8,007
LivaNova plc*	93	7,822
ICU Medical, Inc.*	38	7,820

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Avis Budget Group, Inc.*	100	$7,789
Sabre Corp.*	610	7,613
Lancaster Colony Corp.	38	7,353
Brink’s Co.	95	7,300
Sanderson Farms, Inc.	38	7,143
NuVasive, Inc.*	99	6,710
Haemonetics Corp.*	97	6,464
Hain Celestial Group, Inc.*	157	6,299
Insperity, Inc.	69	6,236
PROG Holdings, Inc.	129	6,209
LiveRamp Holdings, Inc.*	131	6,137
Nektar Therapeutics*	348	5,972
R1 RCM, Inc.*	264	5,871
Grocery Outlet Holding Corp.*	166	5,754
Sprouts Farmers Market, Inc.*	226	5,616
Emergent BioSolutions, Inc.*	87	5,480
Patterson Companies, Inc.	167	5,075
Graham Holdings Co. — Class B	8	5,071
Coty, Inc. — Class A*	542	5,062
John Wiley & Sons, Inc. — Class A	84	5,055
TreeHouse Foods, Inc.*	107	4,764
Progyny, Inc.*	72	4,248
Ligand Pharmaceuticals, Inc. — Class B*	32	4,198
Strategic Education, Inc.	48	3,651
Adtalem Global Education, Inc.*	94	3,350
WW International, Inc.*	92	3,325
Pilgrim’s Pride Corp.*	93	2,063
Tootsie Roll Industries, Inc.	34	1,153
Total Consumer, Non-cyclical		782,222

Consumer, Cyclical - 10.5%
Williams-Sonoma, Inc.	146	23,309
RH*	32	21,728
Five Below, Inc.*	107	20,680
Deckers Outdoor Corp.*	53	20,356
Lithia Motors, Inc. — Class A	57	19,587
Lear Corp.	105	18,404
Watsco, Inc.	63	18,058
Capri Holdings Ltd.*	290	16,585
Kohl’s Corp.	298	16,423
Gentex Corp.	462	15,288
Polaris, Inc.	110	15,066
Scotts Miracle-Gro Co. — Class A	78	14,970
Brunswick Corp.	149	14,843
Crocs, Inc.*	125	14,565
IAA, Inc.*	257	14,017
Casey’s General Stores, Inc.	71	13,819
Tempur Sealy International, Inc.	350	13,716
Harley-Davidson, Inc.	294	13,471
Mattel, Inc.*	666	13,387
YETI Holdings, Inc.*	143	13,130
Churchill Downs, Inc.	66	13,085
Marriott Vacations Worldwide Corp.*	82	13,063
Wyndham Hotels & Resorts, Inc.	178	12,868
Skechers USA, Inc. — Class A*	257	12,806
Dick’s Sporting Goods, Inc.	125	12,524
BJ’s Wholesale Club Holdings, Inc.*	262	12,466
Fox Factory Holding Corp.*	80	12,453
Toll Brothers, Inc.	214	12,371
Foot Locker, Inc.	197	12,141
Texas Roadhouse, Inc. — Class A	125	12,025
Thor Industries, Inc.	106	11,978
American Eagle Outfitters, Inc.	288	10,809
JetBlue Airways Corp.*	605	10,152
Travel + Leisure Co.	165	9,809
AutoNation, Inc.*	103	9,765
Boyd Gaming Corp.*	154	9,469
Ollie’s Bargain Outlet Holdings, Inc.*	109	9,170
Goodyear Tire & Rubber Co.*	533	9,141
Wingstop, Inc.	57	8,985
Carter’s, Inc.	84	8,666
Avient Corp.	174	8,554
Scientific Games Corp. — Class A*	108	8,363
Adient plc*	180	8,136
MSC Industrial Direct Company, Inc. — Class A	90	8,076
Wendy’s Co.	338	7,916
Univar Solutions, Inc.*	324	7,899
Nordstrom, Inc.*	208	7,607
Callaway Golf Co.*	222	7,488
KB Home	170	6,923
Papa John’s International, Inc.	64	6,684
Cracker Barrel Old Country Store, Inc.	45	6,681
Choice Hotels International, Inc.	56	6,656
Dana, Inc.	278	6,605
Taylor Morrison Home Corp. — Class A*	247	6,526
Visteon Corp.*	53	6,410
Murphy USA, Inc.	48	6,402
Six Flags Entertainment Corp.*	145	6,275
FirstCash, Inc.	78	5,962
Columbia Sportswear Co.	58	5,705
Urban Outfitters, Inc.*	132	5,441
Nu Skin Enterprises, Inc. — Class A	96	5,438
Herman Miller, Inc.	113	5,327
Tri Pointe Homes, Inc.*	226	4,843
Jack in the Box, Inc.	42	4,681
Cinemark Holdings, Inc.*	208	4,566
Healthcare Services Group, Inc.	143	4,515
KAR Auction Services, Inc.*	239	4,195
World Fuel Services Corp.	121	3,839
Total Consumer, Cyclical		732,861

Technology - 5.6%
Fair Isaac Corp.*	55	27,647
Ceridian HCM Holding, Inc.*	251	24,076
Cree, Inc.*	221	21,643
MKS Instruments, Inc.	106	18,863
Aspen Technology, Inc.*	130	17,880
Manhattan Associates, Inc.*	122	17,670
Genpact Ltd.	333	15,128
Lattice Semiconductor Corp.*	261	14,663
Brooks Automation, Inc.	142	13,530
Silicon Laboratories, Inc.*	85	13,026
Concentrix Corp.*	80	12,864

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Lumentum Holdings, Inc.*	145	$11,894
CDK Global, Inc.	233	11,578
CACI International, Inc. — Class A*	45	11,480
NCR Corp.*	250	11,403
J2 Global, Inc.*	81	11,142
Synaptics, Inc.*	68	10,580
Teradata Corp.*	209	10,444
KBR, Inc.	271	10,339
MAXIMUS, Inc.	117	10,293
Science Applications International Corp.	111	9,738
Cirrus Logic, Inc.*	110	9,363
Sailpoint Technologies Holdings, Inc.*	176	8,988
Semtech Corp.*	124	8,531
CMC Materials, Inc.	56	8,441
ACI Worldwide, Inc.*	226	8,394
Envestnet, Inc.*	104	7,889
Xerox Holdings Corp.	308	7,235
Blackbaud, Inc.*	93	7,121
CommVault Systems, Inc.*	88	6,879
Qualys, Inc.*	64	6,444
Amkor Technology, Inc.	205	4,852
NetScout Systems, Inc.*	141	4,024
Total Technology		394,042

Basic Materials - 2.8%
Steel Dynamics, Inc.	384	22,886
RPM International, Inc.	248	21,993
Cleveland-Cliffs, Inc.*,1	878	18,930
Reliance Steel & Aluminum Co.	122	18,410
Royal Gold, Inc.	125	14,262
Olin Corp.	274	12,675
United States Steel Corp.	515	12,360
Valvoline, Inc.	346	11,231
Chemours Co.	316	10,997
Ashland Global Holdings, Inc.	104	9,100
Commercial Metals Co.	230	7,066
Sensient Technologies Corp.	81	7,011
Ingevity Corp.*	76	6,183
Cabot Corp.	108	6,148
Minerals Technologies, Inc.	65	5,114
NewMarket Corp.	14	4,508
Compass Minerals International, Inc.	65	3,852
Total Basic Materials		192,726

Energy - 2.1%
SolarEdge Technologies, Inc.*	99	27,361
Targa Resources Corp.	437	19,425
Sunrun, Inc.*	309	17,236
First Solar, Inc.*	163	14,753
Cimarex Energy Co.	196	14,200
Equities Corp.*	533	11,865
HollyFrontier Corp.	286	9,409
ChampionX Corp.*	358	9,183
Equitrans Midstream Corp.	777	6,612
Murphy Oil Corp.	278	6,472
CNX Resources Corp.*	421	5,751
Antero Midstream Corp.	547	5,683
Total Energy		147,950

Utilities - 1.9%
Essential Utilities, Inc.	427	19,514
UGI Corp.	399	18,478
OGE Energy Corp.	383	12,888
IDACORP, Inc.	97	9,457
National Fuel Gas Co.	174	9,091
Hawaiian Electric Industries, Inc.	209	8,837
PNM Resources, Inc.	164	7,998
Black Hills Corp.	120	7,876
ONE Gas, Inc.	102	7,560
Southwest Gas Holdings, Inc.	111	7,347
New Jersey Resources Corp.	184	7,281
Spire, Inc.	99	7,155
ALLETE, Inc.	100	6,998
NorthWestern Corp.	97	5,841
Total Utilities		136,321

Communications - 1.7%
FactSet Research Systems, Inc.	73	24,499
Cable One, Inc.	10	19,128
Ciena Corp.*	296	16,840
New York Times Co. — Class A	277	12,063
Iridium Communications, Inc.*	224	8,958
TEGNA, Inc.	422	7,917
TripAdvisor, Inc.*	187	7,536
Viasat, Inc.*	130	6,479
Yelp, Inc. — Class A*	134	5,355
World Wrestling Entertainment, Inc. — Class A	86	4,979
Telephone & Data Systems, Inc.	190	4,305
Total Communications		118,059

Total Common Stocks
(Cost $3,614,884)		4,486,736

MUTUAL FUNDS† - 23.6%
Guggenheim Strategy Fund II2	35,110	877,406
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	78,026	777,922
Total Mutual Funds
(Cost $1,632,216)		1,655,328

	Face Amount
U.S. TREASURY BILLS†† - 5.9%
U.S. Treasury Bills
0.04% due 12/09/21[3,4]	$400,000	399,906
0.01% due 08/03/21[4]	14,000	13,999
Total U.S. Treasury Bills
(Cost $413,932)		413,905

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
MID-CAP 1.5x STRATEGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,5 - 6.6%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21[3]	$261,163	$261,163
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21[3]	102,820	102,820
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21[3]	100,804	100,804
Total Repurchase Agreements
(Cost $464,787)		$464,787

	Shares	Value
SECURITIES LENDING COLLATERAL†,6 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[7]	22	22
Total Securities Lending Collateral
(Cost $22)		22

Total Investments - 100.2%
(Cost $6,125,841)		$7,020,778
Other Assets & Liabilities, net - (0.2)%		(12,548)
Total Net Assets - 100.0%		$7,008,230

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Barclays Bank plc	S&P MidCap 400 Index	0.44% (1 Week USD LIBOR + 0.35%)	At Maturity	07/14/21	1,390	$3,747,945	$18,156
BNP Paribas	S&P MidCap 400 Index	0.54% (1 Month USD LIBOR + 0.45%)	At Maturity	07/15/21	350	942,608	(4,403)
Goldman Sachs International	S&P MidCap 400 Index	0.49% (1 Week USD LIBOR + 0.40%)	At Maturity	07/15/21	494	1,331,472	(5,193)
						$6,022,025	$8,560

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2021 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2021.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of June 30, 2021.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
MID-CAP 1.5x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,486,736	$—	$—	$4,486,736
Mutual Funds	1,655,328	—	—	1,655,328
U.S. Treasury Bills	—	413,905	—	413,905
Repurchase Agreements	—	464,787	—	464,787
Securities Lending Collateral	22	—	—	22
Equity Index Swap Agreements**	—	18,156	—	18,156
Total Assets	$6,142,086	$896,848	$—	$7,038,934

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$9,596	$—	$9,596

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the period ended June 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/21	Shares 06/30/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$857,565	$18,812	$—	$—	$1,029	$877,406	35,110	$5,896
Guggenheim Ultra Short Duration Fund — Institutional Class	1,134,053	95,007	(450,000)	(5)	(1,133)	777,922	78,026	5,104
	$1,991,618	$113,819	$(450,000)	$(5)	$(104)	$1,655,328		$11,000

66 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments in unaffiliated issuers, at value - including $22 of securities loaned (cost $4,028,838)	$4,900,663
Investments in affiliated issuers, at value (cost $1,632,216)	1,655,328
Repurchase agreements, at value (cost $464,787)	464,787
Unrealized appreciation on OTC swap agreements	18,156
Receivables:
Dividends	5,103
Securities lending income	2
Total assets	7,044,039

Liabilities:
Unrealized depreciation on OTC swap agreements	9,596
Payable for:
Fund shares redeemed	5,149
Management fees	4,929
Professional fees	3,745
Securities purchased	1,693
Investor service fees	1,417
Transfer agent and administrative fees	1,241
Swap settlement	1,144
Printing fees	949
Portfolio accounting fees	567
Trustees’ fees*	71
Return of securities lending collateral	22
Miscellaneous	5,286
Total liabilities	35,809
Commitments and contingent liabilities (Note 11)	—
Net assets	$7,008,230

Net assets consist of:
Paid in capital	$4,599,961
Total distributable earnings (loss)	2,408,269
Net assets	$7,008,230
Capital shares outstanding	27,184
Net asset value per share	$257.81

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$17,599
Dividends from securities of affiliated issuers	11,000
Interest	201
Income from securities lending, net	17
Total investment income	28,817

Expenses:
Management fees	27,796
Investor service fees	7,721
Transfer agent and administrative fees	10,344
Professional fees	3,962
Portfolio accounting fees	3,088
Trustees’ fees*	673
Custodian fees	445
Miscellaneous	112
Total expenses	54,141
Less:
Expenses reimbursed by Adviser	(283)
Expenses waived by Adviser	(1,362)
Total waived/reimbursed expenses	(1,645)
Net expenses	52,496
Net investment loss	(23,679)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	121,425
Investments in affiliated issuers	(5)
Swap agreements	924,199
Futures contracts	45,493
Net realized gain	1,091,112
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	173,304
Investments in affiliated issuers	(104)
Swap agreements	(8,615)
Net change in unrealized appreciation (depreciation)	164,585
Net realized and unrealized gain	1,255,697
Net increase in net assets resulting from operations	$1,232,018

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 67

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(23,679)	$(22,995)
Net realized gain on investments	1,091,112	633,373
Net change in unrealized appreciation (depreciation) on investments	164,585	519,858
Net increase in net assets resulting from operations	1,232,018	1,130,236

Distributions to shareholders	—	(204,307)

Capital share transactions:
Proceeds from sale of shares	4,810,487	18,591,440
Distributions reinvested	—	204,307
Cost of shares redeemed	(3,789,962)	(20,409,667)
Net increase (decrease) from capital share transactions	1,020,525	(1,613,920)
Net increase (decrease) in net assets	2,252,543	(687,991)

Net assets:
Beginning of period	4,755,687	5,443,678
End of period	$7,008,230	$4,755,687

Capital share activity:
Shares sold	19,386	118,727
Shares issued from reinvestment of distributions	—	1,368
Shares redeemed	(15,371)	(124,988)
Net increase (decrease) in shares	4,015	(4,893)

68 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019[f]	Year Ended December 31, 2018[f]	Year Ended December 31, 2017[f]	Year Ended December 31, 2016[f]
Per Share Data
Net asset value, beginning of period	$205.26	$193.99	$144.00	$233.70	$361.85	$311.39
Income (loss) from investment operations:
Net investment income (loss)[b]	(.93)	(.12)	1.10	1.30	.20	(1.00)
Net gain (loss) on investments (realized and unrealized)	53.48	12.09	50.79	(32.00)	58.15	88.66
Total from investment operations	52.55	11.97	51.89	(30.70)	58.35	87.66
Less distributions from:
Net investment income	—	(.15)	(1.90)	(.60)	—	—
Net realized gains	—	(.55)	—	(58.40)	(186.50)	(37.20)
Total distributions	—	(.70)	(1.90)	(59.00)	(186.50)	(37.20)
Net asset value, end of period	$257.81	$205.26	$193.99	$144.00	$233.70	$361.85

Total Return[c]	25.60%	10.69%	36.11%	(19.40%)	22.44%	29.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,008	$4,756	$5,444	$5,408	$7,875	$19,948
Ratios to average net assets:
Net investment income (loss)	(0.77%)	(0.47%)	0.60%	0.67%	0.07%	(0.30%)
Total expenses[d]	1.75%	1.87%	1.87%	1.78%	1.76%	1.72%
Net expenses[e]	1.70%	1.81%	1.80%	1.78%	1.76%	1.72%
Portfolio turnover rate	25%	472%	274%	368%	403%	368%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse share split — Per share amounts for the years presented through December 31, 2019 have been restated to reflect a 1:10 reverse share split effective August 24, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 69

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	23.4%
Guggenheim Ultra Short Duration Fund — Institutional Class	18.6%
Total	42.0%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Inverse Mid-Cap Strategy Fund	(16.88%)	(37.55%)	(15.73%)	(14.72%)
S&P MidCap 400 Index	17.59%	53.24%	14.29%	12.40%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

70 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
INVERSE MID-CAP STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 42.0%
Guggenheim Strategy Fund II1	1,135	$28,366
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	2,260	22,529
Total Mutual Funds
(Cost $49,637)		50,895

	Face Amount
FEDERAL AGENCY NOTES†† - 4.2%
Federal Farm Credit Bank
1.88% due 06/14/22	$5,000	5,086
Total Federal Agency Notes
(Cost $5,079)		5,086

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 65.7%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21[3]	44,673	44,673
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21[3]	17,588	17,588
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21[3]	17,243	17,243
Total Repurchase Agreements
(Cost $79,504)		79,504

Total Investments - 111.9%
(Cost $134,220)		$135,485
Other Assets & Liabilities, net - (11.9)%		(14,462)
Total Net Assets - 100.0%		$121,023

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	S&P MidCap 400 Index	(0.19)% (1 Week USD LIBOR + 0.10%)	At Maturity	07/15/21	27	$71,626	$708
BNP Paribas	S&P MidCap 400 Index	(0.04)% (1 Month USD LIBOR - 0.05%)	At Maturity	07/15/21	9	25,150	117
Barclays Bank plc	S&P MidCap 400 Index	(0.29)% (1 Week USD LIBOR + 0.20%)	At Maturity	07/14/21	9	24,601	(120)
						$121,377	$705

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Repurchase Agreements — See Note 6.
[3]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2021.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
INVERSE MID-CAP STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$50,895	$—	$—	$50,895
Federal Agency Notes	—	5,086	—	5,086
Repurchase Agreements	—	79,504	—	79,504
Equity Index Swap Agreements**	—	825	—	825
Total Assets	$50,895	$85,415	$—	$136,310

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$120	$—	$120

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the period ended June 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/21	Shares 06/30/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$36,131	$5,190	$(13,000)	$435	$(390)	$28,366	1,135	$194
Guggenheim Ultra Short Duration Fund — Institutional Class	31,450	5,110	(14,000)	362	(393)	22,529	2,260	112
	$67,581	$10,300	$(27,000)	$797	$(783)	$50,895		$306

72 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $5,079)	$5,086
Investments in affiliated issuers, at value (cost $49,637)	50,895
Repurchase agreements, at value (cost $79,504)	79,504
Unrealized appreciation on OTC swap agreements	825
Receivables:
Dividends	42
Interest	5
Total assets	136,357

Liabilities:
Unrealized depreciation on OTC swap agreements	120
Payable for:
Fund shares redeemed	14,393
Swap settlement	402
Management fees	79
Securities purchased	42
Investor service fees	23
Transfer agent and administrative fees	20
Portfolio accounting fees	9
Trustees’ fees*	2
Miscellaneous	244
Total liabilities	15,334
Commitments and contingent liabilities (Note 11)	—
Net assets	$121,023

Net assets consist of:
Paid in capital	$2,025,576
Total distributable earnings (loss)	(1,904,553)
Net assets	$121,023
Capital shares outstanding	3,259
Net asset value per share	$37.14

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends from securities of affiliated issuers	$306
Interest	11
Total investment income	317

Expenses:
Management fees	576
Investor service fees	160
Transfer agent and administrative fees	246
Portfolio accounting fees	64
Professional fees	34
Trustees’ fees*	26
Custodian fees	11
Miscellaneous	9
Total expenses	1,126
Less:
Expenses reimbursed by Adviser	(5)
Expenses waived by Adviser	(30)
Total waived/reimbursed expenses	(35)
Net expenses	1,091
Net investment loss	(774)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	797
Swap agreements	(34,190)
Net realized loss	(33,393)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	7
Investments in affiliated issuers	(783)
Swap agreements	1,517
Net change in unrealized appreciation (depreciation)	741
Net realized and unrealized loss	(32,652)
Net decrease in net assets resulting from operations	$(33,426)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 73

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(774)	$(3,363)
Net realized loss on investments	(33,393)	(89,468)
Net change in unrealized appreciation (depreciation) on investments	741	945
Net decrease in net assets resulting from operations	(33,426)	(91,886)

Distributions to shareholders	—	(2,781)

Capital share transactions:
Proceeds from sale of shares	721,913	4,452,907
Distributions reinvested	—	2,781
Cost of shares redeemed	(704,824)	(4,488,838)
Net increase (decrease) from capital share transactions	17,089	(33,150)
Net decrease in net assets	(16,337)	(127,817)

Net assets:
Beginning of period	137,360	265,177
End of period	$121,023	$137,360

Capital share activity:
Shares sold	18,405	67,443
Shares issued from reinvestment of distributions	—	49
Shares redeemed	(18,220)	(68,834)
Net increase (decrease) in shares	185	(1,342)

74 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[g]
Per Share Data
Net asset value, beginning of period	$44.68	$60.05	$75.67	$68.22	$78.92	$97.61
Income (loss) from investment operations:
Net investment income (loss)[b]	(.24)	(.61)	.51	.35	(.16)	(.26)
Net gain (loss) on investments (realized and unrealized)	(7.30)	(14.22)	(15.87)	7.10 [f]	(10.54)	(18.43)
Total from investment operations	(7.54)	(14.83)	(15.36)	7.45	(10.70)	(18.69)
Less distributions from:
Net investment income	—	(.54)	(.26)	—	—	—
Total distributions	—	(.54)	(.26)	—	—	—
Net asset value, end of period	$37.14	$44.68	$60.05	$75.67	$68.22	$78.92

Total Return[c]	(16.88%)	(24.89%)	(20.31%)	10.90%	(13.55%)	(19.13%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$121	$137	$265	$645	$178	$380
Ratios to average net assets:
Net investment income (loss)	(1.21%)	(1.01%)	0.78%	0.51%	(0.22%)	(0.82%)
Total expenses[d]	1.76%	1.88%	1.88%	1.77%	1.76%	1.71%
Net expenses[e]	1.70%	1.83%	1.81%	1.77%	1.76%	1.71%
Portfolio turnover rate	27%	281%	185%	404%	111%	565%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments in the Fund.

[g]	Reverse Share Split — Per share amounts for the year ended December 31, 2016, have been restated to reflect a 1:3 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 75

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 27, 2006

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	21.0%
Guggenheim Strategy Fund II	7.7%
iShares Russell 2000 Index ETF	4.1%
Vanguard Russell 2000 ETF	4.1%
Total	36.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Russell 2000® 2x Strategy Fund	33.69%	146.50%	24.03%	16.85%
Russell 2000 Index	17.54%	62.03%	16.47%	14.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

76 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
RIGHTS††† - 0.0%

Communications - 0.0%
Nexstar Media Group, Inc.*	207	$—

Consumer, Non-cyclical - 0.0%
Tobira Therapeutics, Inc.*	7	—
Omthera Pharmaceuticals, Inc.*	10	—
Total Consumer, Non-cyclical		—

Total Rights
(Cost $—)		—

EXCHANGE-TRADED FUNDS† - 8.2%
iShares Russell 2000 Index ETF[1]	1,420	325,705
Vanguard Russell 2000 ETF[1]	3,515	325,384
Total Exchange-Traded Funds
(Cost $623,000)		651,089

MUTUAL FUNDS† - 28.7%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	166,659	1,661,588
Guggenheim Strategy Fund II2	24,324	607,866
Total Mutual Funds
(Cost $2,256,263)		2,269,454

	Face Amount
U.S. TREASURY BILLS†† - 7.3%
U.S. Treasury Bills
0.04% due 12/09/21[3]	$350,000	349,918
0.03% due 08/03/21[3,4]	229,000	228,990
Total U.S. Treasury Bills
(Cost $578,933)		578,908

	Face Amount	Value
FEDERAL AGENCY NOTES†† - 1.3%
Federal Home Loan Bank
4.00% due 12/24/30	50,000	50,952
3.98% due 09/21/33	50,000	50,408
Total Federal Agency Notes
(Cost $102,122)		101,360

REPURCHASE AGREEMENTS††,5 - 62.3%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21[6]	2,771,734	2,771,734
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21[6]	1,091,229	1,091,229
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21[6]	1,069,833	1,069,833
Total Repurchase Agreements
(Cost $4,932,796)		4,932,796

	Shares
SECURITIES LENDING COLLATERAL†,7 - 4.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[8]	381,312	381,312
Total Securities Lending Collateral
(Cost $381,312)		381,312

Total Investments - 112.6%
(Cost $8,874,426)		$8,914,919
Other Assets & Liabilities, net - (12.6)%		(997,389)
Total Net Assets - 100.0%		$7,917,530

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	35	Sep 2021	$4,035,150	$37,470

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	Russell 2000 Index	0.34% (1 Week USD LIBOR + 0.25%)	At Maturity	07/15/21	4,433	$10,242,697	$91,811
Barclays Bank plc	Russell 2000 Index	0.09% (1 Week USD LIBOR)	At Maturity	07/14/21	145	335,235	15,205
BNP Paribas	Russell 2000 Index	0.19% (1 Month USD LIBOR + 0.10%)	At Maturity	07/15/21	240	553,669	14,684
						$11,131,601	$121,700

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
RUSSELL 2000® 2x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2021 — See Note 7.
[2]	Affiliated issuer.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at June 30, 2021.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2021.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of June 30, 2021.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Rights	$—	$—	$—	*	$—
Exchange-Traded Funds	651,089	—	—		651,089
Mutual Funds	2,269,454	—	—		2,269,454
U.S. Treasury Bills	—	578,908	—		578,908
Federal Agency Notes	—	101,360	—		101,360
Repurchase Agreements	—	4,932,796	—		4,932,796
Securities Lending Collateral	381,312	—	—		381,312
Equity Futures Contracts**	37,470	—	—		37,470
Equity Index Swap Agreements**	—	121,700	—		121,700
Total Assets	$3,339,325	$5,734,764	$—		$9,074,089

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

78 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
RUSSELL 2000® 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the period ended June 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/21	Shares 06/30/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,822,457	$83,390	$(1,300,000)	$1,289	$730	$607,866	24,324	$8,422
Guggenheim Ultra Short Duration Fund — Institutional Class	2,832,155	7,231,697	(8,400,000)	(6)	(2,258)	1,661,588	166,659	6,820
	$4,654,612	$7,315,087	$(9,700,000)	$1,283	$(1,528)	$2,269,454		$15,242

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 79

RUSSELL 2000® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments in unaffiliated issuers, at value - including $373,609 of securities loaned (cost $1,685,367)	$1,712,669
Investments in affiliated issuers, at value (cost $2,256,263)	2,269,454
Repurchase agreements, at value (cost $4,932,796)	4,932,796
Unrealized appreciation on OTC swap agreements	121,700
Receivables:
Fund shares sold	20,266
Dividends	2,483
Variation margin on futures contracts	2,100
Interest	598
Securities lending income	137
Total assets	9,062,203

Liabilities:
Segregated cash due to broker	360,000
Payable for:
Return of securities lending collateral	381,312
Swap settlement	371,941
Management fees	7,644
Investor service fees	2,189
Transfer agent and administrative fees	1,918
Securities purchased	1,888
Portfolio accounting fees	876
Fund shares redeemed	193
Trustees’ fees*	104
Miscellaneous	16,608
Total liabilities	1,144,673
Commitments and contingent liabilities (Note 11)	—
Net assets	$7,917,530

Net assets consist of:
Paid in capital	$3,989,656
Total distributable earnings (loss)	3,927,874
Net assets	$7,917,530
Capital shares outstanding	21,646
Net asset value per share	$365.77

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$1,088
Dividends from securities of affiliated issuers	15,242
Interest	2,124
Income from securities lending, net	157
Total investment income	18,611

Expenses:
Management fees	41,228
Investor service fees	11,452
Transfer agent and administrative fees	15,376
Professional fees	8,085
Portfolio accounting fees	4,581
Trustees’ fees*	1,014
Custodian fees	662
Interest expense	134
Miscellaneous	176
Total expenses	82,708
Less:
Expenses reimbursed by Adviser	(438)
Expenses waived by Adviser	(1,829)
Total waived/reimbursed expenses	(2,267)
Net expenses	80,441
Net investment loss	(61,830)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(109)
Investments in affiliated issuers	1,283
Swap agreements	2,735,468
Futures contracts	63,808
Net realized gain	2,800,450
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	27,282
Investments in affiliated issuers	(1,528)
Swap agreements	167,583
Futures contracts	37,470
Net change in unrealized appreciation (depreciation)	230,807
Net realized and unrealized gain	3,031,257
Net increase in net assets resulting from operations	$2,969,427

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

80 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(61,830)	$(50,350)
Net realized gain on investments	2,800,450	3,322,483
Net change in unrealized appreciation (depreciation) on investments	230,807	(17,488)
Net increase in net assets resulting from operations	2,969,427	3,254,645

Distributions to shareholders	—	(18,804)

Capital share transactions:
Proceeds from sale of shares	128,708,963	133,357,212
Distributions reinvested	—	18,804
Cost of shares redeemed	(140,275,172)	(123,972,068)
Net increase (decrease) from capital share transactions	(11,566,209)	9,403,948
Net increase (decrease) in net assets	(8,596,782)	12,639,789

Net assets:
Beginning of period	16,514,312	3,874,523
End of period	$7,917,530	$16,514,312

Capital share activity:
Shares sold	385,100	732,820
Shares issued from reinvestment of distributions	—	119
Shares redeemed	(423,815)	(689,066)
Net increase (decrease) in shares	(38,715)	43,873

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 81

RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$273.59	$234.99	$160.46	$234.65	$192.92	$139.69
Income (loss) from investment operations:
Net investment income (loss)[b]	(2.27)	(2.35)	1.27	.70	(.79)	(1.11)
Net gain (loss) on investments (realized and unrealized)	94.45	42.01	74.31	(54.40)	50.24	54.34
Total from investment operations	92.18	39.66	75.58	(53.70)	49.45	53.23
Less distributions from:
Net investment income	—	(1.06)	(1.05)	—	—	—
Net realized gains	—	—	—	(20.49)	(7.72)	—
Total distributions	—	(1.06)	(1.05)	(20.49)	(7.72)	—
Net asset value, end of period	$365.77	$273.59	$234.99	$160.46	$234.65	$192.92

Total Return[c]	33.69%	17.21%	47.15%	(26.21%)	26.26%	38.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,918	$16,514	$3,875	$1,690	$7,040	$5,747
Ratios to average net assets:
Net investment income (loss)	(1.35%)	(1.23%)	0.61%	0.28%	(0.38%)	(0.74%)
Total expenses[d]	1.81%	1.92%	1.92%	1.82%	1.80%	1.77%
Net expenses[e]	1.76%	1.86%	1.86%	1.82%	1.80%	1.77%
Portfolio turnover rate	240%	463%	510%	625%	525%	1,125%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

82 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	23.2%
Guggenheim Strategy Fund II	21.6%
Total	44.8%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Russell 2000® 1.5x Strategy Fund	25.22%	100.12%	20.29%	14.36%
Russell 2000 Index	17.54%	62.03%	16.47%	14.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
RIGHTS††† - 0.0%

Communications - 0.0%
Nexstar Media Group, Inc.*	132	$—

Consumer, Non-cyclical - 0.0%
Omthera Pharmaceuticals, Inc.*	37	—
Tobira Therapeutics, Inc.*	8	—
Total Consumer, Non-cyclical		—

Total Rights
(Cost $—)		—

EXCHANGE-TRADED FUNDS† - 8.4%
iShares Russell 2000 Index ETF[1]	1,880	431,216
Vanguard Russell 2000 ETF[1]	4,657	431,098
Total Exchange-Traded Funds
(Cost $823,515)		862,314

MUTUAL FUNDS† - 44.8%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	236,720	2,360,095
Guggenheim Strategy Fund II2	88,180	2,203,615
Total Mutual Funds
(Cost $4,547,813)		4,563,710

	Face Amount
U.S. TREASURY BILLS†† - 7.8%
U.S. Treasury Bills
0.04% due 12/09/21[3,4]	$800,000	799,812
Total U.S. Treasury Bills
(Cost $799,864)		799,812

	Face Amount	Value
FEDERAL AGENCY NOTES†† - 6.4%
Federal Home Loan Bank
4.00% due 12/24/30	200,000	203,809
3.98% due 09/21/33	200,000	201,632
Federal Farm Credit Bank
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[5]	250,000	250,687
Total Federal Agency Notes
(Cost $658,489)		656,128

REPURCHASE AGREEMENTS††,6 - 27.7%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21[3]	1,584,237	1,584,237
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21[3]	623,712	623,712
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21[3]	611,483	611,483
Total Repurchase Agreements
(Cost $2,819,432)		2,819,432

	Shares
SECURITIES LENDING COLLATERAL†,7 - 6.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[8]	659,934	659,934
Total Securities Lending Collateral
(Cost $659,934)		659,934

Total Investments - 101.6%
(Cost $10,309,047)		$10,361,330
Other Assets & Liabilities, net - (1.6)%		(165,021)
Total Net Assets - 100.0%		$10,196,309

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	Russell 2000 Index	0.09% (1 Week USD LIBOR)	At Maturity	07/14/21	3,695	$8,538,081	$362,564
Goldman Sachs International	Russell 2000 Index	0.34% (1 Week USD LIBOR + 0.25%)	At Maturity	07/15/21	2,107	4,867,421	63,018
BNP Paribas	Russell 2000 Index	0.19% (1 Month USD LIBOR + 0.10%)	At Maturity	07/15/21	446	1,029,379	23,430
						$14,434,881	$449,012

84 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
RUSSELL 2000® 1.5x STRATEGY FUND

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2021 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2021.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]

Variable rate security. Rate indicated is the rate effective at June 30, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of June 30, 2021.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Rights	$—	$—	$—	*	$—
Exchange-Traded Funds	862,314	—	—		862,314
Mutual Funds	4,563,710	—	—		4,563,710
U.S. Treasury Bills	—	799,812	—		799,812
Federal Agency Notes	—	656,128	—		656,128
Repurchase Agreements	—	2,819,432	—		2,819,432
Securities Lending Collateral	659,934	—	—		659,934
Equity Index Swap Agreements**	—	449,012	—		449,012
Total Assets	$6,085,958	$4,724,384	$—		$10,810,342

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
RUSSELL 2000® 1.5x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the period ended June 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/21	Shares 06/30/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,389,548	$812,399	$—	$—	$1,668	$2,203,615	88,180	$12,457
Guggenheim Ultra Short Duration Fund — Institutional Class	2,352,432	1,012,027	(1,000,000)	(2,006)	(2,358)	2,360,095	236,720	12,151
	$3,741,980	$1,824,426	$(1,000,000)	$(2,006)	$(690)	$4,563,710		$24,608

86 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments in unaffiliated issuers, at value - including $646,666 of securities loaned (cost $2,941,802)	$2,978,188
Investments in affiliated issuers, at value (cost $4,547,813)	4,563,710
Repurchase agreements, at value (cost $2,819,432)	2,819,432
Unrealized appreciation on OTC swap agreements	449,012
Receivables:
Swap settlement	52,461
Fund shares sold	17,293
Dividends	5,244
Interest	2,410
Securities lending income	145
Total assets	10,887,895

Liabilities:
Payable for:
Return of securities lending collateral	659,934
Management fees	6,656
Securities purchased	4,455
Investor service fees	1,984
Transfer agent and administrative fees	1,738
Portfolio accounting fees	793
Trustees’ fees*	97
Fund shares redeemed	87
Miscellaneous	15,842
Total liabilities	691,586
Commitments and contingent liabilities (Note 11)	—
Net assets	$10,196,309

Net assets consist of:
Paid in capital	$6,136,961
Total distributable earnings (loss)	4,059,348
Net assets	$10,196,309
Capital shares outstanding	90,621
Net asset value per share	$112.52

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$1,442
Dividends from securities of affiliated issuers	24,608
Interest	5,686
Income from securities lending, net	191
Total investment income	31,927

Expenses:
Management fees	45,798
Investor service fees	12,722
Transfer agent and administrative fees	16,352
Professional fees	9,943
Portfolio accounting fees	5,089
Trustees’ fees*	822
Custodian fees	709
Interest expense	27
Miscellaneous	348
Total expenses	91,810
Less:
Expenses reimbursed by Adviser	(397)
Expenses waived by Adviser	(3,235)
Total waived/reimbursed expenses	(3,632)
Net expenses	88,178
Net investment loss	(56,251)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	66
Investments in affiliated issuers	(2,006)
Swap agreements	2,031,415
Futures contracts	(37,309)
Net realized gain	1,992,166
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	35,515
Investments in affiliated issuers	(690)
Swap agreements	430,744
Net change in unrealized appreciation (depreciation)	465,569
Net realized and unrealized gain	2,457,735
Net increase in net assets resulting from operations	$2,401,484

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 87

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(56,251)	$(50,267)
Net realized gain on investments	1,992,166	2,093,595
Net change in unrealized appreciation (depreciation) on investments	465,569	37,639
Net increase in net assets resulting from operations	2,401,484	2,080,967

Distributions to shareholders	—	(148,557)

Capital share transactions:
Proceeds from sale of shares	11,411,052	27,542,995
Distributions reinvested	—	148,557
Cost of shares redeemed	(14,899,850)	(23,685,229)
Net increase (decrease) from capital share transactions	(3,488,798)	4,006,323
Net increase (decrease) in net assets	(1,087,314)	5,938,733

Net assets:
Beginning of period	11,283,623	5,344,890
End of period	$10,196,309	$11,283,623

Capital share activity:
Shares sold	107,035	412,440
Shares issued from reinvestment of distributions	—	2,515
Shares redeemed	(141,978)	(357,968)
Net increase (decrease) in shares	(34,943)	56,987

88 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$89.86	$77.94	$57.58	$74.58	$64.03	$49.10
Income (loss) from investment operations:
Net investment income (loss)[b]	(.58)	(.67)	.41	.34	(.14)	(.38)
Net gain (loss) on investments (realized and unrealized)	23.24	15.02	19.95	(13.90)	12.71	15.31
Total from investment operations	22.66	14.35	20.36	(13.56)	12.57	14.93
Less distributions from:
Net realized gains	—	(2.43)	—	(3.44)	(2.02)	—
Total distributions	—	(2.43)	—	(3.44)	(2.02)	—
Net asset value, end of period	$112.52	$89.86	$77.94	$57.58	$74.58	$64.03

Total Return[c]	25.22%	20.04%	35.36%	(19.57%)	20.01%	30.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,196	$11,284	$5,345	$6,473	$9,070	$9,759
Ratios to average net assets:
Net investment income (loss)	(1.11%)	(1.01%)	0.58%	0.45%	(0.21%)	(0.74%)
Total expenses[d]	1.80%	1.92%	1.92%	1.82%	1.80%	1.77%
Net expenses[e]	1.73%	1.85%	1.85%	1.81%	1.80%	1.77%
Portfolio turnover rate	21%	148%	127%	268%	234%	1,198%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 89

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	36.5%
Guggenheim Strategy Fund II	35.6%
Total	72.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Inverse Russell 2000® Strategy Fund	(17.88%)	(42.14%)	(18.44%)	(15.82%)
Russell 2000 Index	17.54%	62.03%	16.47%	14.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

90 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
INVERSE RUSSELL 2000® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 72.1%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	14,254	$142,113
Guggenheim Strategy Fund II1	5,557	138,860
Total Mutual Funds
(Cost $277,155)		280,973

	Face Amount
FEDERAL AGENCY NOTES†† - 8.8%
Freddie Mac.
2.00% due 12/10/21	$34,000	34,292
Total Federal Agency Notes
(Cost $34,273)		34,292

	Face Amoun	Value
REPURCHASE AGREEMENTS††,2 - 129.7%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21[3]	284,311	284,311
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21[3]	111,933	111,933
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21[3]	109,738	109,738
Total Repurchase Agreements
(Cost $505,982)		505,982

Total Investments - 210.6%
(Cost $817,410)		$821,247
Other Assets & Liabilities, net - (110.6)%		(431,231)
Total Net Assets - 100.0%		$390,016

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	Russell 2000 Index	(0.04)% (1 Week USD LIBOR - 0.05%)	At Maturity	07/15/21	75	$174,369	$1,245
BNP Paribas	Russell 2000 Index	0.31% (1 Month USD LIBOR - 0.40%)	At Maturity	07/15/21	42	96,917	(72)
Barclays Bank plc	Russell 2000 Index	0.41% (1 Week USD LIBOR - 0.50%)	At Maturity	07/14/21	51	117,288	(5,319)
						$388,574	$(4,146)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Repurchase Agreements — See Note 6.
[3]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2021.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
INVERSE RUSSELL 2000® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$280,973	$—	$—	$280,973
Federal Agency Notes	—	34,292	—	34,292
Repurchase Agreements	—	505,982	—	505,982
Equity Index Swap Agreements**	—	1,245	—	1,245
Total Assets	$280,973	$541,519	$—	$822,492

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$5,391	$—	$5,391

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the period ended June 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/21	Shares 06/30/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$73,033	$240,769	$(175,000)	$(30)	$88	$138,860	5,557	$776
Guggenheim Ultra Short Duration Fund — Institutional Class	76,710	240,556	(175,000)	(76)	(77)	142,113	14,254	560
	$149,743	$481,325	$(350,000)	$(106)	$11	$280,973		$1,336

92 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $34,273)	$34,292
Investments in affiliated issuers, at value (cost $277,155)	280,973
Repurchase agreements, at value (cost $505,982)	505,982
Unrealized appreciation on OTC swap agreements	1,245
Receivables:
Dividends	276
Interest	40
Total assets	822,808

Liabilities:
Unrealized depreciation on OTC swap agreements	5,391
Payable for:
Fund shares redeemed	410,748
Swap settlement	14,742
Management fees	408
Securities purchased	276
Investor service fees	121
Transfer agent and administrative fees	106
Portfolio accounting fees	49
Trustees’ fees*	6
Miscellaneous	945
Total liabilities	432,792
Commitments and contingent liabilities (Note 11)	—
Net assets	$390,016

Net assets consist of:
Paid in capital	$8,104,260
Total distributable earnings (loss)	(7,714,244)
Net assets	$390,016
Capital shares outstanding	12,850
Net asset value per share	$30.35

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends from securities of affiliated issuers	$1,336
Interest	40
Total investment income	1,376

Expenses:
Management fees	2,496
Investor service fees	693
Transfer agent and administrative fees	903
Portfolio accounting fees	277
Professional fees	174
Trustees’ fees*	50
Custodian fees	39
Miscellaneous	348
Total expenses	4,980
Less:
Expenses reimbursed by Adviser	(24)
Expenses waived by Adviser	(144)
Total waived/reimbursed expenses	(168)
Net expenses	4,812
Net investment loss	(3,436)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(106)
Swap agreements	(51,687)
Net realized loss	(51,793)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	18
Investments in affiliated issuers	11
Swap agreements	(4,164)
Net change in unrealized appreciation (depreciation)	(4,135)
Net realized and unrealized loss	(55,928)
Net decrease in net assets resulting from operations	$(59,364)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 93

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(3,436)	$(12,877)
Net realized loss on investments	(51,793)	(810,673)
Net change in unrealized appreciation (depreciation) on investments	(4,135)	3,416
Net decrease in net assets resulting from operations	(59,364)	(820,134)

Distributions to shareholders	—	(9,218)

Capital share transactions:
Proceeds from sale of shares	4,654,524	32,339,554
Distributions reinvested	—	9,218
Cost of shares redeemed	(4,578,645)	(31,758,192)
Net increase from capital share transactions	75,879	590,580
Net increase (decrease) in net assets	16,515	(238,772)

Net assets:
Beginning of period	373,501	612,273
End of period	$390,016	$373,501

Capital share activity:
Shares sold	146,447	598,355
Shares issued from reinvestment of distributions	—	182
Shares redeemed	(143,703)	(599,808)
Net increase (decrease) in shares	2,744	(1,271)

94 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]
Per Share Data
Net asset value, beginning of period	$36.96	$53.82	$68.28	$61.44	$71.04	$89.12
Income (loss) from investment operations:
Net investment income (loss)[b]	(.20)	(.57)	.46	.31	(.51)	(.35)
Net gain (loss) on investments (realized and unrealized)	(6.41)	(15.89)	(14.50)	6.53	(9.09)	(17.73)
Total from investment operations	(6.61)	(16.46)	(14.04)	6.84	(9.60)	(18.08)
Less distributions from:
Net investment income	—	(.40)	(.42)	—	—	—
Total distributions	—	(.40)	(.42)	—	—	—
Net asset value, end of period	$30.35	$36.96	$53.82	$68.28	$61.44	$71.04

Total Return[c]	(17.88%)	(30.81%)	(20.62%)	11.13%	(13.49%)	(20.28%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$390	$374	$612	$3,782	$923	$12,310
Ratios to average net assets:
Net investment income (loss)	(1.24%)	(1.05%)	0.76%	0.51%	(0.74%)	(1.14%)
Total expenses[d]	1.80%	1.93%	1.93%	1.83%	1.80%	1.75%
Net expenses[e]	1.74%	1.87%	1.85%	1.82%	1.80%	1.75%
Portfolio turnover rate	142%	275%	164%	287%	445%	1,160%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse share split — Per share amounts for the year ended December 31, 2016, have been restated to through a 1:3 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 95

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Dow Jones Industrial Average® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
UnitedHealth Group, Inc.	6.0%
Goldman Sachs Group, Inc.	5.6%
Home Depot, Inc.	4.7%
Microsoft Corp.	4.0%
salesforce.com, Inc.	3.6%
Amgen, Inc.	3.6%
Guggenheim Strategy Fund II	3.6%
Boeing Co.	3.6%
Visa, Inc. — Class A	3.5%
McDonald’s Corp.	3.4%
Top Ten Total	41.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Dow 2x Strategy Fund	27.08%	79.00%	26.12%	21.17%
Dow Jones Industrial Average Index	13.79%	36.34%	16.66%	13.50%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

96 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
DOW 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 77.9%

Financial - 16.1%
Goldman Sachs Group, Inc.	2,345	$889,998
Visa, Inc. — Class A	2,345	548,308
American Express Co.	2,345	387,464
JPMorgan Chase & Co.	2,345	364,741
Travelers Companies, Inc.	2,345	351,070
Total Financial		2,541,581

Consumer, Non-cyclical - 16.0%
UnitedHealth Group, Inc.	2,345	939,032
Amgen, Inc.	2,345	571,593
Johnson & Johnson	2,345	386,315
Procter & Gamble Co.	2,345	316,411
Merck & Company, Inc.	2,345	182,371
Coca-Cola Co.	2,345	126,888
Total Consumer, Non-cyclical		2,522,610

Consumer, Cyclical - 13.4%
Home Depot, Inc.	2,345	747,797
McDonald’s Corp.	2,345	541,672
NIKE, Inc. — Class B	2,345	362,279
Walmart, Inc.	2,345	330,692
Walgreens Boots Alliance, Inc.	2,345	123,370
Total Consumer, Cyclical		2,105,810

Industrial - 13.0%
Boeing Co.*	2,345	561,768
Honeywell International, Inc.	2,345	514,376
Caterpillar, Inc.	2,345	510,343
3M Co.	2,345	465,787
Total Industrial		2,052,274

Technology - 12.7%
Microsoft Corp.	2,345	635,261
salesforce.com, Inc.*	2,345	572,813
International Business Machines Corp.	2,345	343,754
Apple, Inc.	2,345	321,171
Intel Corp.	2,345	131,648
Total Technology		2,004,647

Communications - 4.2%
Walt Disney Co.*	2,345	412,181
Verizon Communications, Inc.	2,345	131,390
Cisco Systems, Inc.	2,345	124,285
Total Communications		667,856

Energy - 1.6%
Chevron Corp.	2,345	245,615

Basic Materials - 0.9%
Dow, Inc.	2,345	148,392

Total Common Stocks
(Cost $11,057,964)		12,288,785

MUTUAL FUNDS† - 5.7%
Guggenheim Strategy Fund II1	22,665	566,403
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	32,891	327,924
Total Mutual Funds
(Cost $869,912)		894,327

	Face Amount
U.S. TREASURY BILLS†† - 9.0%
U.S. Treasury Bills
0.04% due 12/09/21[2,3]	$1,300,000	1,299,695
0.01% due 08/03/21[3,4]	127,000	126,994
Total U.S. Treasury Bills
(Cost $1,426,778)		1,426,689

REPURCHASE AGREEMENTS††,5 - 7.0%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21[2]	619,402	619,402
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21[2]	243,858	243,858
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21[2]	239,077	239,077
Total Repurchase Agreements
(Cost $1,102,337)		1,102,337

Total Investments - 99.6%
(Cost $14,456,991)		$15,712,138
Other Assets & Liabilities, net - 0.4%		65,259
Total Net Assets - 100.0%		$15,777,397

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
DOW 2x STRATEGY FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Dow Jones Industrial Average Index Mini Futures Contracts	7	Sep 2021	$1,203,370	$811

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	Dow Jones Industrial Average Index	0.59% (1 Week USD LIBOR + 0.50%)	At Maturity	07/14/21	364	$12,558,379	$69,176
BNP Paribas	Dow Jones Industrial Average Index	0.59% (1 Month USD LIBOR + 0.50%)	At Maturity	07/15/21	161	5,563,957	30,390
						$18,122,336	$99,566

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2021.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at June 30, 2021.
[5]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$12,288,785	$—	$—	$12,288,785
Mutual Funds	894,327	—	—	894,327
U.S. Treasury Bills	—	1,426,689	—	1,426,689
Repurchase Agreements	—	1,102,337	—	1,102,337
Equity Futures Contracts**	811	—	—	811
Equity Index Swap Agreements**	—	99,566	—	99,566
Total Assets	$13,183,923	$2,628,592	$—	$15,812,515

**	This derivative is reported as unrealized appreciation/depreciation at period end.

98 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
DOW 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the period ended June 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/21	Shares 06/30/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$3,308,169	$352,631	$(3,100,000)	$43,108	$(37,505)	$566,403	22,665	$17,952
Guggenheim Ultra Short Duration Fund — Institutional Class	3,296,696	1,932,403	(4,900,000)	17,536	(18,711)	327,924	32,891	12,578
	$6,604,865	$2,285,034	$(8,000,000)	$60,644	$(56,216)	$894,327		$30,530

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 99

DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $12,484,742)	$13,715,474
Investments in affiliated issuers, at value (cost $869,912)	894,327
Repurchase agreements, at value (cost $1,102,337)	1,102,337
Unrealized appreciation on OTC swap agreements	99,566
Receivables:
Variation margin on futures contracts	6,307
Dividends	5,955
Fund shares sold	5,203
Total assets	15,829,169

Liabilities:
Payable for:
Management fees	12,847
Professional fees	9,192
Swap settlement	4,470
Investor service fees	3,635
Transfer agent and administrative fees	3,185
Securities purchased	2,599
Printing fees	2,329
Licensing fees	2,012
Portfolio accounting fees	1,454
Fund shares redeemed	445
Trustees’ fees*	153
Miscellaneous	9,451
Total liabilities	51,772
Commitments and contingent liabilities (Note 11)	—
Net assets	$15,777,397

Net assets consist of:
Paid in capital	$12,370,702
Total distributable earnings (loss)	3,406,695
Net assets	$15,777,397
Capital shares outstanding	83,976
Net asset value per share	$187.88

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$62,680
Dividends from securities of affiliated issuers	30,530
Interest	584
Total investment income	93,794

Expenses:
Management fees	68,237
Investor service fees	18,955
Transfer agent and administrative fees	24,417
Portfolio accounting fees	7,582
Professional fees	7,296
Trustees’ fees*	1,264
Custodian fees	1,053
Line of credit fees	44
Miscellaneous	6,719
Total expenses	135,567
Less:
Expenses reimbursed by Adviser	(727)
Expenses waived by Adviser	(3,355)
Total waived/reimbursed expenses	(4,082)
Net expenses	131,485
Net investment loss	(37,691)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(148,070)
Investments in affiliated issuers	60,644
Swap agreements	2,495,843
Futures contracts	253,830
Net realized gain	2,662,247
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	611,725
Investments in affiliated issuers	(56,216)
Swap agreements	(70,423)
Futures contracts	(6,999)
Net change in unrealized appreciation (depreciation)	478,087
Net realized and unrealized gain	3,140,334
Net increase in net assets resulting from operations	$3,102,643

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

100 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(37,691)	$(57,889)
Net realized gain (loss) on investments	2,662,247	(462,515)
Net change in unrealized appreciation (depreciation) on investments	478,087	461,578
Net increase (decrease) in net assets resulting from operations	3,102,643	(58,826)

Distributions to shareholders	—	(1,605,976)

Capital share transactions:
Proceeds from sale of shares	41,021,448	155,052,801
Distributions reinvested	—	1,605,976
Cost of shares redeemed	(42,599,641)	(156,260,037)
Net increase (decrease) from capital share transactions	(1,578,193)	398,740
Net increase (decrease) in net assets	1,524,450	(1,266,062)

Net assets:
Beginning of period	14,252,947	15,519,009
End of period	$15,777,397	$14,252,947

Capital share activity:
Shares sold	228,676	1,248,400
Shares issued from reinvestment of distributions	—	13,989
Shares redeemed	(241,111)	(1,260,965)
Net increase (decrease) in shares	(12,435)	1,424

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 101

DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$147.84	$163.38	$111.50	$171.44	$110.08	$84.22
Income (loss) from investment operations:
Net investment income (loss)[b]	(.42)	(.53)	.91	1.01	.25	.06
Net gain (loss) on investments (realized and unrealized)	40.46	(.73)	51.94	(18.55)	63.43	25.80
Total from investment operations	40.04	(1.26)	52.85	(17.54)	63.68	25.86
Less distributions from:
Net investment income	—	(.92)	(.97)	(.36)	(.06)	—
Net realized gains	—	(13.36)	—	(42.04)	(2.26)	—
Total distributions	—	(14.28)	(.97)	(42.40)	(2.32)	—
Net asset value, end of period	$187.88	$147.84	$163.38	$111.50	$171.44	$110.08

Total Return[c]	27.08%	1.73%	47.47%	(14.23%)	58.51%	30.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,777	$14,253	$15,519	$14,209	$23,319	$16,510
Ratios to average net assets:
Net investment income (loss)	(0.50%)	(0.42%)	0.65%	0.65%	0.18%	0.07%
Total expenses[d]	1.79%	1.91%	1.91%	1.80%	1.81%	1.77%
Net expenses[e]	1.73%	1.85%	1.84%	1.80%	1.81%	1.77%
Portfolio turnover rate	245%	607%	256%	362%	256%	361%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

102 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

INVERSE DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Dow Jones Industrial Average® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	24.5%
Guggenheim Ultra Short Duration Fund — Institutional Class	24.3%
Total	48.8%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Inverse Dow 2x Strategy Fund	(24.87%)	(49.85%)	(33.71%)	(29.22%)
Dow Jones Industrial Average Index	13.79%	36.34%	16.66%	13.50%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
INVERSE DOW 2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 48.8%
Guggenheim Strategy Fund II1	25,018	$625,197
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	62,395	622,081
Total Mutual Funds
(Cost $1,225,484)		1,247,278

	Face Amount
U.S. TREASURY BILLS†† - 12.1%
U.S. Treasury Bills
0.04% due 12/09/21[2,3]	$300,000	299,929
0.01% due 08/03/21[3,4]	10,000	10,000
Total U.S. Treasury Bills
(Cost $309,949)		309,929

	Face Amount	Value
FEDERAL AGENCY NOTES†† - 3.9%
Federal Farm Credit Bank
0.13% due 11/02/21	100,000	100,012
Total Federal Agency Notes
(Cost $100,028)		100,012

REPURCHASE AGREEMENTS††,5 - 34.2%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21[2]	491,970	491,970
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21[2]	193,688	193,688
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21[2]	189,890	189,890
Total Repurchase Agreements
(Cost $875,548)		875,548

Total Investments - 99.0%
(Cost $2,511,009)		$2,532,767
Other Assets & Liabilities, net - 1.0%		24,907
Total Net Assets - 100.0%		$2,557,674

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
Dow Jones Industrial Average Index Mini Futures Contracts	1	Sep 2021	$171,910	$(127)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	Dow Jones Industrial Average Index	(0.09)% (1 Month USD LIBOR)	At Maturity	07/15/21	73	$2,526,039	$(10,560)
Barclays Bank plc	Dow Jones Industrial Average Index	(0.34)% (1 Week USD LIBOR + 0.25%)	At Maturity	07/14/21	70	2,429,291	(13,389)
						$4,955,330	$(23,949)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2021.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at June 30, 2021.
[5]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

104 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
INVERSE DOW 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,247,278	$—	$—	$1,247,278
U.S. Treasury Bills	—	309,929	—	309,929
Federal Agency Notes	—	100,012	—	100,012
Repurchase Agreements	—	875,548	—	875,548
Total Assets	$1,247,278	$1,285,489	$—	$2,532,767

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$127	$—	$—	$127
Equity Index Swap Agreements**	—	23,949	—	23,949
Total Liabilities	$127	$23,949	$—	$24,076

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the period ended June 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/21	Shares 06/30/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$454,861	$654,942	$(485,000)	$(153)	$547	$625,197	25,018	$4,986
Guggenheim Ultra Short Duration Fund — Institutional Class	938,935	303,767	(620,000)	318	(939)	622,081	62,395	3,817
	$1,393,796	$958,709	$(1,105,000)	$165	$(392)	$1,247,278		$8,803

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 105

INVERSE DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $409,977)	$409,941
Investments in affiliated issuers, at value (cost $1,225,484)	1,247,278
Repurchase agreements, at value (cost $875,548)	875,548
Receivables:
Fund shares sold	72,741
Dividends	1,228
Interest	21
Total assets	2,606,757

Liabilities:
Unrealized depreciation on OTC swap agreements	23,949
Payable for:
Swap settlement	12,800
Fund shares redeemed	1,936
Management fees	1,665
Securities purchased	1,228
Variation margin on futures contracts	1,060
Investor service fees	498
Transfer agent and administrative fees	436
Portfolio accounting fees	199
Trustees’ fees*	36
Miscellaneous	5,276
Total liabilities	49,083
Commitments and contingent liabilities (Note 11)	—
Net assets	$2,557,674

Net assets consist of:
Paid in capital	$25,026,451
Total distributable earnings (loss)	(22,468,777)
Net assets	$2,557,674
Capital shares outstanding	48,259
Net asset value per share	$53.00

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends from securities of affiliated issuers	$8,803
Interest	230
Total investment income	9,033

Expenses:
Management fees	14,305
Investor service fees	3,974
Transfer agent and administrative fees	5,365
Professional fees	2,359
Portfolio accounting fees	1,589
Trustees’ fees*	357
Custodian fees	230
Miscellaneous	327
Total expenses	28,506
Less:
Expenses reimbursed by Adviser	(100)
Expenses waived by Adviser	(1,008)
Total waived/reimbursed expenses	(1,108)
Net expenses	27,398
Net investment loss	(18,365)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	11
Investments in affiliated issuers	165
Swap agreements	(1,028,039)
Futures contracts	(38,508)
Net realized loss	(1,066,371)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(40)
Investments in affiliated issuers	(392)
Swap agreements	32,637
Futures contracts	2,480
Net change in unrealized appreciation (depreciation)	34,685
Net realized and unrealized loss	(1,031,686)
Net decrease in net assets resulting from operations	$(1,050,051)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

106 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(18,365)	$(32,650)
Net realized loss on investments	(1,066,371)	(2,444,249)
Net change in unrealized appreciation (depreciation) on investments	34,685	(33,555)
Net decrease in net assets resulting from operations	(1,050,051)	(2,510,454)

Distributions to shareholders	—	(20,050)

Capital share transactions:
Proceeds from sale of shares	7,329,583	71,582,539
Distributions reinvested	—	20,050
Cost of shares redeemed	(7,152,360)	(68,916,815)
Net increase from capital share transactions	177,223	2,685,774
Net increase (decrease) in net assets	(872,828)	155,270

Net assets:
Beginning of period	3,430,502	3,275,232
End of period	$2,557,674	$3,430,502

Capital share activity:
Shares sold	122,776	638,978
Shares issued from reinvestment of distributions	—	209
Shares redeemed	(123,148)	(615,557)
Net increase (decrease) in shares	(372)	23,630

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 107

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019[g]	Year Ended December 31, 2018[g]	Year Ended December 31, 2017[g]	Year Ended December 31, 2016[f,g]
Per Share Data
Net asset value, beginning of period	$70.54	$131.01	$204.97	$202.08	$331.11	$470.55
Income (loss) from investment operations:
Net investment income (loss)[b]	(.35)	(.34)	.90	1.25	(1.60)	(1.25)
Net gain (loss) on investments (realized and unrealized)	(17.19)	(59.99)	(74.86)	1.64	(127.43)	(138.19)
Total from investment operations	(17.54)	(60.33)	(73.96)	2.89	(129.03)	(139.44)
Less distributions from:
Net investment income	—	(.14)	—	—	—	—
Total distributions	—	(.14)	—	—	—	—
Net asset value, end of period	$53.00	$70.54	$131.01	$204.97	$202.08	$331.11

Total Return[c]	(24.87%)	(45.76%)	(36.08%)	1.43%	(38.95%)	(29.65%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,558	$3,431	$3,275	$2,122	$3,699	$3,403
Ratios to average net assets:
Net investment income (loss)	(1.16%)	(1.04%)	0.56%	0.67%	(0.58%)	(0.84%)
Total expenses[d]	1.79%	1.92%	1.92%	1.81%	1.81%	1.77%
Net expenses[e]	1.72%	1.86%	1.86%	1.80%	1.81%	1.77%
Portfolio turnover rate	61%	616%	427%	524%	915%	642%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse share split — Per share amounts for the year ended December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016.
[g]	Reverse share split — Per share amounts for the years presented through December 31, 2019 have been restated to reflect a 1:5 reverse share split effective August 24, 2020.

108 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the most recently issued 30 Year U.S. Treasury Bond. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: August 18, 1997

The Fund invests principally in U.S. Government securities and in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
U.S. Treasury Bonds	47.4%
Guggenheim Ultra Short Duration Fund — Institutional Class	14.6%
Guggenheim Strategy Fund II	11.1%
Total	73.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Government Long Bond 1.2x Strategy Fund	(12.06%)	(16.95%)	1.42%	6.94%
Price Movement of Long Treasury Bond**	(9.66%)	(14.55%)	0.47%	3.92%
Bloomberg Barclays U.S. Long Treasury Index	(7.92%)	(10.58%)	3.13%	6.66%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Long Treasury Index and the Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Does not reflect any interest.
†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 25.7%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	135,184	$1,347,783
Guggenheim Strategy Fund II1	41,113	1,027,413
Total Mutual Funds
(Cost $2,325,713)		2,375,196

	Face Amount
U.S. GOVERNMENT SECURITIES†† - 47.4%
U.S. Treasury Bonds
2.38% due 05/15/51	$4,100,000	4,376,750
Total U.S. Government Securities
(Cost $4,140,440)		4,376,750

FEDERAL AGENCY DISCOUNT NOTES†† - 6.6%
Federal Home Loan Bank
0.01% due 07/02/21[2]	612,000	612,000
Total Federal Agency Discount Notes
(Cost $612,000)		612,000

FEDERAL AGENCY NOTES†† - 3.9%
Federal Farm Credit Bank
0.13% due 11/02/21	200,000	200,025
Federal Home Loan Bank
1.13% due 07/14/21	160,000	160,062
Total Federal Agency Notes
(Cost $360,119)		360,087

	Face Amount	Value
U.S. TREASURY BILLS†† - 2.0%
U.S. Treasury Bills
0.01% due 08/03/21[2,3]	177,000	176,992
Total U.S. Treasury Bills
(Cost $176,998)		176,992

REPURCHASE AGREEMENTS††,4 - 12.4%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	645,190	645,190
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	254,011	254,011
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	249,030	249,030
Total Repurchase Agreements
(Cost $1,148,231)		1,148,231

Total Investments - 98.0%
(Cost $8,763,501)		$9,049,256
Other Assets & Liabilities, net - 2.0%		188,577
Total Net Assets - 100.0%		$9,237,833

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury Ultra Long Bond Futures Contracts	40	Sep 2021	$7,701,250	$253,046

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at June 30, 2021.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

110 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$2,375,196	$—	$—	$2,375,196
U.S. Government Securities	—	4,376,750	—	4,376,750
Federal Agency Discount Notes	—	612,000	—	612,000
Federal Agency Notes	—	360,087	—	360,087
U.S. Treasury Bills	—	176,992	—	176,992
Repurchase Agreements	—	1,148,231	—	1,148,231
Interest Rate Futures Contracts**	253,046	—	—	253,046
Total Assets	$2,628,242	$6,674,060	$—	$9,302,302

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the period ended June 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/21	Shares 06/30/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,416,232	$2,108,802	$(2,500,000)	$3,453	$(1,074)	$1,027,413	41,113	$8,939
Guggenheim Ultra Short Duration Fund — Institutional Class	1,643,816	2,505,416	(2,800,000)	5,850	(7,299)	1,347,783	135,184	5,508
	$3,060,048	$4,614,218	$(5,300,000)	$9,303	$(8,373)	$2,375,196		$14,447

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 111

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $5,289,557)	$5,525,829
Investments in affiliated issuers, at value (cost $2,325,713)	2,375,196
Repurchase agreements, at value (cost $1,148,231)	1,148,231
Segregated cash with broker	83,890
Receivables:
Securities sold	640,500
Fund shares sold	53,421
Variation margin on futures contracts	38,750
Interest	16,958
Dividends	1,917
Total assets	9,884,692

Liabilities:
Payable for:
Fund shares redeemed	614,546
Management fees	3,480
Securities purchased	1,917
Investor service fees	1,830
Transfer agent and administrative fees	1,603
Portfolio accounting fees	732
Trustees’ fees*	153
Miscellaneous	22,598
Total liabilities	646,859
Commitments and contingent liabilities (Note 11)	—
Net assets	$9,237,833

Net assets consist of:
Paid in capital	$22,718,568
Total distributable earnings (loss)	(13,480,735)
Net assets	$9,237,833
Capital shares outstanding	252,960
Net asset value per share	$36.52

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends from securities of affiliated issuers	$14,447
Interest	100,228
Total investment income	114,675

Expenses:
Management fees	32,176
Investor service fees	16,088
Transfer agent and administrative fees	18,879
Professional fees	7,496
Portfolio accounting fees	6,435
Trustees’ fees*	1,592
Custodian fees	1,175
Line of credit fees	443
Miscellaneous	396
Total expenses	84,680
Less:
Expenses waived by Adviser	(1,464)
Net expenses	83,216
Net investment income	31,459

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,699,731)
Investments in affiliated issuers	9,303
Futures contracts	(1,184,645)
Net realized loss	(2,875,073)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	175,037
Investments in affiliated issuers	(8,373)
Futures contracts	256,038
Net change in unrealized appreciation (depreciation)	422,702
Net realized and unrealized loss	(2,452,371)
Net decrease in net assets resulting from operations	$(2,420,912)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

112 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$31,459	$12,524
Net realized loss on investments	(2,875,073)	(1,499,921)
Net change in unrealized appreciation (depreciation) on investments	422,702	258,819
Net decrease in net assets resulting from operations	(2,420,912)	(1,228,578)

Distributions:
Distributions to shareholders	(15,257)	(13,020)
Return of Capital	—	(16,202)
Total Distributions	(15,257)	(29,222)

Capital share transactions:
Proceeds from sale of shares	65,980,296	423,159,024
Distributions reinvested	15,257	29,222
Cost of shares redeemed	(69,793,128)	(416,811,935)
Net increase (decrease) from capital share transactions	(3,797,575)	6,376,311
Net increase (decrease) in net assets	(6,233,744)	5,118,511

Net assets:
Beginning of period	15,471,577	10,353,066
End of period	$9,237,833	$15,471,577

Capital share activity:
Shares sold	1,879,711	9,798,142
Shares issued from reinvestment of distributions	439	760
Shares redeemed	(1,999,180)	(9,730,041)
Net increase (decrease) in shares	(119,030)	68,861

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 113

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$41.59	$34.15	$29.60	$31.79	$29.36	$29.73
Income (loss) from investment operations:
Net investment income (loss)[b]	.09	.02	.39	.46	.38	.31
Net gain (loss) on investments (realized and unrealized)	(5.11)	7.48 [f]	4.55	(2.16)	2.43	(.38)
Total from investment operations	(5.02)	7.50	4.94	(1.70)	2.81	(.07)
Less distributions from:
Net investment income	(.05)	(.03)	(.39)	(.46)	(.38)	(.30)
Net realized gains	—	—	—	(.03)	—	—
Return of capital	—	(.03)	—	—	—	—
Total distributions	(.05)	(.06)	(.39)	(.49)	(.38)	(.30)
Net asset value, end of period	$36.52	$41.59	$34.15	$29.60	$31.79	$29.36

Total Return[c]	(12.06%)	21.96%	16.78%	(5.32%)	9.64%	(0.33%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,238	$15,472	$10,353	$13,436	$11,617	$17,124
Ratios to average net assets:
Net investment income (loss)	0.49%	0.06%	1.19%	1.58%	1.24%	0.93%
Total expenses[d]	1.32%	1.43%	1.41%	1.32%	1.30%	1.25%
Net expenses[e]	1.29%	1.40%	1.38%	1.32%	1.30%	1.25%
Portfolio turnover rate	716%	1,887%	2,060%	2,292%	2,055%	1,386%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

114 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The Fund’s current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the most recently issued 30 Year U.S. Treasury Bond. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 1, 2003

The Fund invests principally in short sales and derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	28.6%
Guggenheim Strategy Fund II	19.5%
Total	48.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Inverse Government Long Bond Strategy Fund	8.45%	12.22%	(4.08%)	(8.93%)
Price Movement of Long Treasury Bond**	(9.66%)	(14.55%)	0.47%	3.92%
Bloomberg Barclays U.S. Long Treasury Index	(7.92%)	(10.58%)	3.13%	6.66%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Long Treasury Index and the Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Does not reflect interest.
†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 48.1%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	166,308	$1,658,088
Guggenheim Strategy Fund II1	45,234	1,130,397
Total Mutual Funds
(Cost $2,784,356)		2,788,485

	Face Amount
FEDERAL AGENCY NOTES†† - 14.5%
Federal Home Loan Bank
0.02% due 09/03/21	$500,000	499,952
3.00% due 10/12/21	135,000	136,117
4.00% due 12/24/30	50,000	50,952
3.98% due 09/21/33	50,000	50,408
Federal Farm Credit Bank
0.13% due 11/02/21	100,000	100,013
Total Federal Agency Notes
(Cost $838,263)		837,442

FEDERAL AGENCY DISCOUNT NOTES†† - 4.4%
Federal Home Loan Bank
0.03% due 07/09/21[2]	255,000	254,998
Total Federal Agency Discount Notes
(Cost $254,998)		254,998

U.S. TREASURY BILLS†† - 1.7%
U.S. Treasury Bills
0.01% due 08/03/21[2,3]	85,000	84,996
0.03% due 08/03/21[2]	13,000	13,000
Total U.S. Treasury Bills
(Cost $97,999)		97,996

	Face Amount	Value
REPURCHASE AGREEMENTS†† - 77.8%
Individual Repurchase Agreements[4]
Mizuho Securities USA LLC issued 06/30/21 at (0.15)% due 07/01/21 (secured by a U.S. Treasury Bond, at a rate of 2.38% and maturing 05/15/51 as collateral, with a value of $1,705,500) to be repurchased at $1,672,052	1,672,059	1,672,059
Barclays Capital, Inc. issued 06/30/21 at (0.10)% due 07/01/21 (secured by a U.S. Treasury Bond, at a rate of 2.38% and maturing 05/15/51 as collateral, with a value of $1,286,730) to be repurchased at $1,261,496	1,261,500	1,261,500

Joint Repurchase Agreements[5]
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	884,772	884,772
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	348,334	348,334
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	341,503	341,503
Total Repurchase Agreements
(Cost $4,508,168)		4,508,168

Total Investments - 146.5%
(Cost $8,483,784)		$8,487,089

U.S. Government Securities Sold Short†† - (57.1)%
U.S. Treasury Bonds
2.38% due 05/15/51	3,100,000	(3,309,250)

Total Securities Sold Short - (57.1)%
(Proceeds $3,182,475)		$(3,309,250)
Other Assets & Liabilities, net - 10.6%		616,040
Total Net Assets - 100.0%		$5,793,879

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury Ultra Long Bond Futures Contracts	15	Sep 2021	$2,887,969	$(115,221)

116 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at June 30, 2021.
[4]	All or a portion of this security is pledged as short security collateral at June 30, 2021.
[5]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$2,788,485	$—	$—	$2,788,485
Federal Agency Notes	—	837,442	—	837,442
Federal Agency Discount Notes	—	254,998	—	254,998
U.S. Treasury Bills	—	97,996	—	97,996
Repurchase Agreements	—	4,508,168	—	4,508,168
Total Assets	$2,788,485	$5,698,604	$—	$8,487,089

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Government Securities	$—	$3,309,250	$—	$3,309,250
Interest Rate Futures Contracts**	115,221	—	—	115,221
Total Liabilities	$115,221	$3,309,250	$—	$3,424,471

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the period ended June 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/21	Shares 06/30/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$523,908	$705,940	$(100,000)	$(41)	$590	$1,130,397	45,234	$5,991
Guggenheim Ultra Short Duration Fund — Institutional Class	503,804	2,757,094	(1,600,000)	(1,307)	(1,503)	1,658,088	166,308	7,122
	$1,027,712	$3,463,034	$(1,700,000)	$(1,348)	$(913)	$2,788,485		$13,113

118 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $1,191,260)	$1,190,436
Investments in affiliated issuers, at value (cost $2,784,356)	2,788,485
Repurchase agreements, at value (cost $4,508,168)	4,508,168
Receivables:
Fund shares sold	331,163
Securities sold	320,250
Dividends	2,623
Interest	2,405
Total assets	9,143,530

Liabilities:
Securities sold short, at value (proceeds $3,182,475)	3,309,250
Payable for:
Variation margin on futures contracts	14,531
Interest payable on short sales	9,403
Management fees	3,782
Securities purchased	2,624
Investor service fees	1,145
Transfer agent and administrative fees	1,003
Portfolio accounting fees	458
Fund shares redeemed	90
Trustees’ fees*	52
Miscellaneous	7,313
Total liabilities	3,349,651
Commitments and contingent liabilities (Note 11)	—
Net assets	$5,793,879

Net assets consist of:
Paid in capital	$13,075,736
Total distributable earnings (loss)	(7,281,857)
Net assets	$5,793,879
Capital shares outstanding	79,646
Net asset value per share	$72.75

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends from securities of affiliated issuers	$13,113
Interest	1,428
Total investment income	14,541

Expenses:
Management fees	30,357
Investor service fees	8,433
Transfer agent and administrative fees	10,258
Short interest expense	59,641
Professional fees	3,957
Portfolio accounting fees	3,373
Custodian fees	443
Trustees’ fees*	324
Miscellaneous	1,706
Total expenses	118,492
Less:
Expenses reimbursed by Adviser	(229)
Expenses waived by Adviser	(1,858)
Total waived/reimbursed expenses	(2,087)
Net expenses	116,405
Net investment loss	(101,864)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(222)
Investments in affiliated issuers	(1,348)
Investments sold short	622,216
Futures contracts	61,396
Net realized gain	682,042
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(826)
Investments in affiliated issuers	(913)
Investments sold short	(138,086)
Futures contracts	(119,019)
Net change in unrealized appreciation (depreciation)	(258,844)
Net realized and unrealized gain	423,198
Net increase in net assets resulting from operations	$321,334

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 119

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(101,864)	$(62,913)
Net realized gain (loss) on investments	682,042	(78,796)
Net change in unrealized appreciation (depreciation) on investments	(258,844)	(44,186)
Net increase (decrease) in net assets resulting from operations	321,334	(185,895)

Distributions to shareholders	—	(8,507)

Capital share transactions:
Proceeds from sale of shares	63,548,542	68,251,100
Distributions reinvested	—	8,507
Cost of shares redeemed	(60,724,021)	(67,799,247)
Net increase from capital share transactions	2,824,521	460,360
Net increase in net assets	3,145,855	265,958

Net assets:
Beginning of period	2,648,024	2,382,066
End of period	$5,793,879	$2,648,024

Capital share activity:
Shares sold	833,639	1,034,768
Shares issued from reinvestment of distributions	—	135
Shares redeemed	(793,467)	(1,023,365)
Net increase in shares	40,172	11,538

120 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[g]
Per Share Data
Net asset value, beginning of period	$67.08	$85.27	$98.33	$94.75	$104.00	$107.17
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.13)	(1.48)	.26	(.64)	(1.88)	(.87)
Net gain (loss) on investments (realized and unrealized)	6.80	(16.51)	(13.32)	4.22	(7.37)	(2.30)
Total from investment operations	5.67	(17.99)	(13.06)	3.58	(9.25)	(3.17)
Less distributions from:
Net investment income	—	(.20)	—	—	—	—
Total distributions	—	(.20)	—	—	—	—
Net asset value, end of period	$72.75	$67.08	$85.27	$98.33	$94.75	$104.00

Total Return[c]	8.45%	(21.09%)	(13.28%)	3.79%	(8.89%)	(2.94%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,794	$2,648	$2,382	$4,426	$4,676	$3,821
Ratios to average net assets:
Net investment income (loss)	(3.02%)	(2.23%)	0.29%	(0.63%)	(1.89%)	(2.59%)
Total expenses[d]	3.51%	3.01%	3.58%	4.31%	4.00%	3.65%
Net expenses[e,f]	3.45%	2.97%	3.49%	4.30%	4.00%	3.65%
Portfolio turnover rate	951%	2,529%	966%	907%	2,300%	1,384%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Total expenses may include interest expense related to short sales. Excluding interest expense, the net expense ratios for the periods presented would be:

06/30/21[a]	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
1.68%	1.83%	1.79%	1.75%	1.75%	1.72%

[g]	Reverse share split — Per share amounts for the year ended December 31, 2016, have been restated to reflect a 1:3 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 121

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 15, 2014

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	27.0%
Guggenheim Strategy Fund II	17.4%
iShares iBoxx High Yield Corporate Bond ETF	5.4%
SPDR Bloomberg Barclays High Yield Bond ETF	5.2%
Total	55.0%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	Since Inception (10/15/14)
High Yield Strategy Fund	1.91%	12.00%	4.85%	4.87%
Bloomberg Barclays U.S. Corporate High Yield Index	3.62%	15.37%	7.48%	6.18%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

122 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
HIGH YIELD STRATEGY FUND

	Shares	Value
EXCHANGE-TRADED FUNDS† - 10.6%
iShares iBoxx High Yield Corporate Bond ETF[1]	3,725	$327,949
SPDR Bloomberg Barclays High Yield Bond ETF[1]	2,891	317,894
Total Exchange-Traded Funds
(Cost $617,440)		645,843

MUTUAL FUNDS† - 44.4%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	165,402	1,649,057
Guggenheim Strategy Fund II2	42,356	1,058,473
Total Mutual Funds
(Cost $2,683,056)		2,707,530

	Face Amount
FEDERAL AGENCY NOTES†† - 4.9%
Federal Farm Credit Banks Funding Corp.
0.13% due 11/02/21	$200,000	200,025
Federal Farm Credit Bank
0.45% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[3]	100,000	100,275
Total Federal Agency Notes
(Cost $300,057)		300,300

U.S. TREASURY BILLS†† - 0.6%
U.S. Treasury Bills
0.01% due 08/03/21[4,5]	37,000	36,998
Total U.S. Treasury Bills
(Cost $37,000)		36,998

	Face Amount	Value
REPURCHASE AGREEMENTS††,6 - 37.9%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	1,299,461	1,299,461
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	511,597	511,597
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	501,565	501,565
Total Repurchase Agreements
(Cost $2,312,623)		2,312,623

	Shares
SECURITIES LENDING COLLATERAL†,7 - 8.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[8]	494,728	494,728
Total Securities Lending Collateral
(Cost $494,728)		494,728

Total Investments - 106.5%
(Cost $6,444,904)		$6,498,022
Other Assets & Liabilities, net - (6.5)%		(395,388)
Total Net Assets - 100.0%		$6,102,634

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	36	Sep 2021	$4,442,344	$(10,167)

Centrally Cleared Credit Default Swap Agreements Protection Sold††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation**
Barclays Bank plc	ICE	CDX.NA.HY.36.V1	5.00%	Quarterly	06/20/26	$4,400,000	$448,631	$361,634	$86,997

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
HIGH YIELD STRATEGY FUND

Total Return Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Credit Index Swap Agreements††
BNP Paribas	iShares iBoxx $ High Yield Corporate Bond ETF	0.44% (1 Month USD LIBOR + 0.35%)	At Maturity	07/15/21	5,549	$488,547	$4,384
BNP Paribas	SPDR Bloomberg Barclays High Yield Bond ETF	0.49% (1 Month USD LIBOR + 0.40%)	At Maturity	07/15/21	3,476	382,174	2,571
Goldman Sachs International	iShares iBoxx $ High Yield Corporate Bond ETF	0.44% (1 Week USD LIBOR + 0.35%)	At Maturity	07/29/21	888	78,180	107
						$948,901	$7,062

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2021 — See Note 7.
[2]	Affiliated issuer.
[3]

Variable rate security. Rate indicated is the rate effective at June 30, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]	All or a portion of this security is pledged as futures collateral at June 30, 2021.
[5]	Rate indicated is the effective yield at the time of purchase.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of June 30, 2021.
CDX.NA.HY.36.V1 — Credit Default Swap North American High Yield Series 36 Index Version 1
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

124 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
HIGH YIELD STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Exchange-Traded Funds	$645,843	$—	$—	$645,843
Mutual Funds	2,707,530	—	—	2,707,530
Federal Agency Notes	—	300,300	—	300,300
U.S. Treasury Bills	—	36,998	—	36,998
Repurchase Agreements	—	2,312,623	—	2,312,623
Securities Lending Collateral	494,728	—	—	494,728
Credit Default Swap Agreements**	—	86,997	—	86,997
Credit Index Swap Agreements**	—	7,062	—	7,062
Total Assets	$3,848,101	$2,743,980	$—	$6,592,081

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$10,167	$—	$—	$10,167

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the period ended June 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/21	Shares 06/30/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$2,245,542	$109,835	$(1,300,000)	$410	$2,686	$1,058,473	42,356	$10,055
Guggenheim Ultra Short Duration Fund — Institutional Class	2,242,947	607,259	(1,200,000)	895	(2,044)	1,649,057	165,402	7,383
	$4,488,489	$717,094	$(2,500,000)	$1,305	$642	$2,707,530		$17,438

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 125

HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments in unaffiliated issuers, at value - including $484,289 of securities loaned (cost $1,449,225)	$1,477,869
Investments in affiliated issuers, at value (cost $2,683,056)	2,707,530
Repurchase agreements, at value (cost $2,312,623)	2,312,623
Unamortized upfront premiums paid on credit default swap agreements	361,634
Unrealized appreciation on OTC swap agreements	7,062
Receivables:
Swap settlement	27,741
Protection fees on credit default swap agreements	6,458
Dividends	2,324
Variation margin on futures contracts	1,137
Fund shares sold	393
Securities lending income	389
Interest	65
Total assets	6,905,225

Liabilities:
Segregated cash due to broker	10,318
Payable for:
Return of securities lending collateral	494,728
Fund shares redeemed	274,307
Management fees	4,160
Securities purchased	2,323
Transfer agent and administrative fees	1,592
Investor service fees	1,479
Portfolio accounting fees	591
Trustees’ fees*	96
Variation margin on credit default swap agreements	8
Miscellaneous	12,989
Total liabilities	802,591
Commitments and contingent liabilities (Note 11)	—
Net assets	$6,102,634

Net assets consist of:
Paid in capital	$5,915,789
Total distributable earnings (loss)	186,845
Net assets	$6,102,634
Capital shares outstanding	74,399
Net asset value per share	$82.03

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends from securities of unaffiliated issuers	$23,679
Dividends from securities of affiliated issuers	17,438
Interest	488
Income from securities lending, net	2,783
Total investment income	44,388

Expenses:
Management fees	28,284
Investor service fees	9,428
Transfer agent and administrative fees	13,193
Professional fees	3,984
Portfolio accounting fees	3,771
Trustees’ fees*	1,034
Custodian fees	566
Miscellaneous	359
Total expenses	60,619
Less:
Expenses waived by Adviser	(1,980)
Net expenses	58,639
Net investment loss	(14,251)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	24,546
Investments in affiliated issuers	1,305
Swap agreements	372,296
Futures contracts	(77,825)
Net realized gain	320,322
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(30,314)
Investments in affiliated issuers	642
Swap agreements	(202,731)
Futures contracts	(25,386)
Net change in unrealized appreciation (depreciation)	(257,789)
Net realized and unrealized gain	62,533
Net increase in net assets resulting from operations	$48,282

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

126 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(14,251)	$(15,199)
Net realized gain (loss) on investments	320,322	(327,610)
Net change in unrealized appreciation (depreciation) on investments	(257,789)	208,011
Net increase (decrease) in net assets resulting from operations	48,282	(134,798)

Distributions to shareholders	—	(322,452)

Capital share transactions:
Proceeds from sale of shares	18,633,502	43,956,938
Distributions reinvested	—	322,452
Cost of shares redeemed	(23,354,306)	(43,555,192)
Net increase (decrease) from capital share transactions	(4,720,804)	724,198
Net increase (decrease) in net assets	(4,672,522)	266,948

Net assets:
Beginning of period	10,775,156	10,508,208
End of period	$6,102,634	$10,775,156

Capital share activity:
Shares sold	231,140	554,786
Shares issued from reinvestment of distributions	—	4,307
Shares redeemed	(290,613)	(546,558)
Net increase (decrease) in shares	(59,473)	12,535

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 127

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]
Per Share Data
Net asset value, beginning of period	$80.49	$86.60	$77.95	$83.54	$81.50	$75.17
Income (loss) from investment operations:
Net investment income (loss)[b]	(.15)	(.20)	.64	.71	.29	.14
Net gain (loss) on investments (realized and unrealized)	1.69	(.60)	10.08	(1.39)	5.23	6.99
Total from investment operations	1.54	(.80)	10.72	(.68)	5.52	7.13
Less distributions from:
Net investment income	—	(4.92)	(2.07)	(4.91)	(3.48)	(.80)
Net realized gains	—	(.39)	—	—	—	—
Total distributions	—	(5.31)	(2.07)	(4.91)	(3.48)	(.80)
Net asset value, end of period	$82.03	$80.49	$86.60	$77.95	$83.54	$81.50

Total Return[c]	1.91%	(0.47%)	13.84%	(0.87%)	6.87%	11.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,103	$10,775	$10,508	$4,113	$6,524	$7,390
Ratios to average net assets:
Net investment income (loss)	(0.38%)	(0.25%)	0.76%	0.88%	0.35%	0.51%
Total expenses[d]	1.61%	1.72%	1.72%	1.62%	1.60%	1.56%
Net expenses[e]	1.55%	1.67%	1.65%	1.61%	1.60%	1.56%
Portfolio turnover rate	28%	460%	299%	116%	124%	255%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse share split — Per share amounts for the year ended December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016.

128 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

Performance displayed represents past performance, which is no guarantee of future results.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

FADN – Federal Agency Discount Note
FAN – Federal Agency Note

Inception Date: May 7, 1997

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
U.S. Government Money Market Fund	0.00%	0.01%	0.31%	0.15%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 129

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
U.S. GOVERNMENT MONEY MARKET FUND

	Face Amount	Value
FEDERAL AGENCY NOTES†† - 55.5%
Farmer Mac
0.15% (U.S. Prime Rate - 3.10%, Rate Floor: 0.00%) due 01/07/22[1]	$6,000,000	$6,000,000
0.06% (3 Month USD LIBOR - 0.10%, Rate Floor: 0.00%) due 11/22/21[1]	5,000,000	5,000,000
0.08% (3 Month USD LIBOR - 0.10%, Rate Floor: 0.00%) due 08/03/21[1]	4,000,000	4,000,000
0.03% (3 Month USD LIBOR - 0.13%) due 08/13/21[1]	1,370,000	1,369,946
Federal Farm Credit Bank
0.08% (3 Month USD LIBOR - 0.10%, Rate Floor: 0.00%) due 10/27/21[1]	3,020,000	3,020,261
0.16% (3 Month USD LIBOR,, Rate Floor: 0.00%) due 11/16/21[1]	1,500,000	1,500,477
0.16% (1 Month USD LIBOR + 0.09%, Rate Floor: 0.00%) due 12/13/21[1]	500,000	500,230
0.08% (1 Month USD LIBOR, Rate Floor: 0.00%) due 08/09/21[1]	500,000	500,011
0.07% (1 Month USD LIBOR, Rate Floor: 0.00%) due 07/16/21[1]	395,000	395,000
1.95% due 11/02/21	250,000	251,599
0.19% (1 Month USD LIBOR + 0.11%, Rate Floor: 0.00%) due 11/02/21[1]	225,000	225,109
1.60% due 01/21/22	200,000	201,704
2.90% due 08/23/21	156,000	156,632
0.28% (U.S. Prime Rate - 2.97%, Rate Floor: 0.00%) due 05/27/22[1]	50,000	50,037
5.50% due 08/16/21	25,000	25,170
Fannie Mae
1.88% due 04/05/22	2,233,000	2,262,945
1.38% due 10/07/21	1,580,000	1,585,404
0.20% (U.S. Secured Overnight Financing Rate + 0.15%, Rate Floor: 0.00%) due 12/09/21[1]	750,000	750,400
0.15% (U.S. Secured Overnight Financing Rate + 0.10%, Rate Floor: 0.00%) due 12/03/21[1]	240,000	240,062
Freddie Mac
1.13% due 08/12/21	1,296,000	1,297,598
2.38% due 01/13/22	893,000	903,985
0.19% (U.S. Secured Overnight Financing Rate + 0.14%, Rate Floor: 0.00%) due 12/10/21[1]	525,000	525,259
Federal Home Loan Bank
1.13% due 07/14/21	1,110,000	1,110,413
2.75% due 08/16/21	150,000	150,509
Total Federal Agency Notes
(Cost $32,022,751)		32,022,751

U.S. GOVERNMENT SECURITIES†† - 8.6%
U.S. Treasury Note
1.75% due 05/15/22	2,400,000	2,434,755
2.13% due 09/30/21	2,000,000	2,010,410
0.38% due 03/31/22	500,000	501,160
Total U.S. Government Securities
(Cost $4,946,325)		4,946,325

FEDERAL AGENCY DISCOUNT NOTES†† - 1.8%
Federal Farm Credit Bank
0.05% due 09/30/21[2]	957,000	956,879
Federal Home Loan Bank
0.03% due 11/10/21[2]	100,000	99,987
Total Federal Agency Discount Notes
(Cost $1,056,866)		1,056,866

U.S. TREASURY BILLS†† - 1.7%
U.S. Treasury Bills
0.03% due 12/02/21[2]	1,000,000	999,869
Total U.S. Treasury Bills
(Cost $999,869)		999,869

REPURCHASE AGREEMENTS††,3 - 32.5%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	10,533,814	10,533,814
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	4,147,153	4,147,153
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	4,065,837	4,065,837
Total Repurchase Agreements
(Cost $18,746,804)		18,746,804

Total Investments - 100.1%
(Cost $57,772,615)		$57,772,615
Other Assets & Liabilities, net - (0.1)%		(67,181)
Total Net Assets - 100.0%		$57,705,434

††	Value determined based on Level 2 inputs — See Note 4.
[1]

Variable rate security. Rate indicated is the rate effective at June 30, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate

See Sector Classification in Other Information section.

130 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
U.S. GOVERNMENT MONEY MARKET FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$32,022,751	$—	$32,022,751
U.S. Government Securities	—	4,946,325	—	4,946,325
Federal Agency Discount Notes	—	1,056,866	—	1,056,866
U.S. Treasury Bills	—	999,869	—	999,869
Repurchase Agreements	—	18,746,804	—	18,746,804
Total Assets	$—	$57,772,615	$—	$57,772,615

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 131

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments, at value (cost $39,025,811)	$39,025,811
Repurchase agreements, at value (cost $18,746,804)	18,746,804
Receivables:
Interest	62,735
Total assets	57,835,350

Liabilities:
Payable for:
Fund shares redeemed	51,431
Trustees’ fees*	620
Miscellaneous	77,865
Total liabilities	129,916
Commitments and contingent liabilities (Note 11)	—
Net assets	$57,705,434

Net assets consist of:
Paid in capital	$57,702,693
Total distributable earnings (loss)	2,741
Net assets	$57,705,434
Capital shares outstanding	57,690,036
Net asset value per share	$1.00

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Interest	$23,854
Total investment income	23,854

Expenses:
Management fees	152,448
Investor service fees	76,224
Transfer agent and administrative fees	83,948
Portfolio accounting fees	30,489
Professional fees	26,194
Trustees’ fees*	5,435
Custodian fees	4,274
Miscellaneous	17,567
Total expenses	396,579
Less:
Expenses reimbursed by Adviser:	(173,486)
Expenses waived by Adviser	(199,250)
Total waived/reimbursed expenses	(372,736)
Net expenses	23,843
Net investment income	11

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,166
Net realized gain	2,166
Net increase in net assets resulting from operations	$2,177

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

132 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$11	$30,498
Net realized gain on investments	2,166	94
Net change in unrealized appreciation (depreciation) on investments	—	—
Net increase in net assets resulting from operations	2,177	30,592

Distributions to shareholders	(11)	(36,455)

Capital share transactions:
Proceeds from sale of shares	63,206,186	229,042,427
Distributions reinvested	11	36,455
Cost of shares redeemed	(60,159,643)	(223,649,451)
Net increase from capital share transactions	3,046,554	5,429,431
Net increase in net assets	3,048,720	5,423,568

Net assets:
Beginning of period	54,656,714	49,233,146
End of period	$57,705,434	$54,656,714

Capital share activity:
Shares sold	63,206,186	229,042,427
Shares issued from reinvestment of distributions	11	36,455
Shares redeemed	(60,159,643)	(223,649,451)
Net increase in shares	3,046,554	5,429,431

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 133

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)[b]	— [c]	— [c]	.01	.01	— [c]	— [c]
Net gain (loss) on investments (realized and unrealized)	— [c]	— [c]	— [c]	— [c]	— [c]	— [c]
Total from investment operations	— [c]	— [c]	.01	.01	— [c]	— [c]
Less distributions from:
Net investment income	(—)[c]	(—)[c]	(.01)	(.01)	(—)[c]	(—)[c]
Net realized gains	(—)[c]	(—)[c]	(—)[c]	(—)[c]	(—)[c]	(—)[c]
Total distributions	(—)[c]	(—)[c]	(.01)	(.01)	(—)[c]	(—)[c]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[f]	0.00%	0.07%	0.87%	0.58%	0.01%	0.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$57,705	$54,657	$49,233	$85,008	$78,269	$61,704
Ratios to average net assets:
Net investment income (loss)	0.00%[e]	0.05%	0.88%	0.57%	— [e]	— [e]
Total expenses	1.30%	1.42%	1.42%	1.32%	1.31%	1.25%
Net expenses[d]	0.08%	0.41%	1.42%	1.32%	0.96%	0.40%
Portfolio turnover rate	—	—	—	—	—	—

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Less than $0.01 per share.
[d]	Net expense information reflects the expense ratio after expense waivers, as applicable.
[e]	Less than 0.01%.
[f]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

134 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately. At June 30, 2021, the Trust consisted of forty-nine funds. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Nova Fund	Non-diversified
Inverse S&P 500® Strategy Fund	Non-diversified
NASDAQ-100® Fund	Non-diversified
Inverse NASDAQ-100® Strategy Fund	Non-diversified
S&P 500® 2x Strategy Fund	Non-diversified
NASDAQ-100® 2x Strategy Fund	Non-diversified
Mid-Cap 1.5x Strategy Fund	Non-diversified
Inverse Mid-Cap Strategy Fund	Non-diversified
Russell 2000® 2x Strategy Fund	Non-diversified
Russell 2000® 1.5x Strategy Fund	Non-diversified
Inverse Russell 2000® Strategy Fund	Non-diversified
Dow 2x Strategy Fund	Non-diversified
Inverse Dow 2x Strategy Fund	Non-diversified
Government Long Bond 1.2x Strategy Fund	Diversified
Inverse Government Long Bond Strategy Fund	Diversified
High Yield Strategy Fund	Non-diversified
U.S. Government Money Market Fund	Diversified

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may

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not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value.

With the exception of the U.S. Government Money Market Fund, U.S. government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the New York Stock Exchange (“NYSE”).

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of June 30, 2021, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.08% at June 30, 2021.

(j) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

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The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$1,611,246	$317,146
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	142,883
NASDAQ-100® Fund	Index exposure, Liquidity	22,855,466	—
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	3,144,427	—
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	30,880,132	—
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	268,347	—
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	982,053	—
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	2,307,528	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	219,204
Government Long Bond 1.2x Strategy Fund	Duration, Index exposure, Leverage, Liquidity	8,412,469	—
Inverse Government Long Bond Strategy Fund	Duration, Index exposure, Liquidity	—	1,927,630
High Yield Strategy Fund	Duration, Index exposure, Liquidity	4,990,788	—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$42,138,411	$—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	5,569,366
NASDAQ-100® Fund	Index exposure, Liquidity	12,794,730	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	796,360
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	49,689,236	—
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	146,518,854	—
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	6,444,862	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	139,671
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	16,692,606	—
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	14,765,219	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	501,233
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	20,249,115	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	6,276,612
High Yield Strategy Fund	Duration, Index exposure, Liquidity	725,892	—

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
High Yield Strategy Fund	Duration, Index exposure, Liquidity,	$5,158,333	$—

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of June 30, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest rate contracts	Variation margin on futures contracts	Variation margin on futures contracts
Equity/Credit contacts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements
Credit contacts	Unamortized upfront premiums paid on credit default swap agreements	Variation margin on credit default swap agreements

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The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at June 30, 2021:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at June 30, 2021
Nova Fund	$—	$793,248	$—	$—	$793,248
NASDAQ-100® Fund	975,131	409,372	—	—	1,384,503
S&P 500® 2x Strategy Fund	—	909,439	—	—	909,439
NASDAQ-100® 2x Strategy Fund	1,558,206	9,304,336	—	—	10,862,542
Mid-Cap 1.5x Strategy Fund	—	18,156	—	—	18,156
Inverse Mid-Cap Strategy Fund	—	825	—	—	825
Russell 2000® 2x Strategy Fund	37,470	121,700	—	—	159,170
Russell 2000® 1.5x Strategy Fund	—	449,012	—	—	449,012
Inverse Russell 2000® Strategy Fund	—	1,245	—	—	1,245
Dow 2x Strategy Fund	811	99,566	—	—	100,377
Government Long Bond 1.2x Strategy Fund	—	—	253,046	—	253,046
High Yield Strategy Fund	—	—	—	94,059	94,059

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at June 30, 2021
Inverse S&P 500® Strategy Fund	$894	$23,032	$—	$—	$23,926
Inverse NASDAQ-100® Strategy Fund	—	19,853	—	—	19,853
S&P 500® 2x Strategy Fund	340	—	—	—	340
Mid-Cap 1.5x Strategy Fund	—	9,596	—	—	9,596
Inverse Mid-Cap Strategy Fund	—	120	—	—	120
Inverse Russell 2000® Strategy Fund	—	5,391	—	—	5,391
Inverse Dow 2x Strategy Fund	127	23,949	—	—	24,076
Inverse Government Long Bond Strategy Fund	—	—	115,221	—	115,221
High Yield Strategy Fund	—	—	10,167	—	10,167

*

Includes cumulative appreciation (depreciation) of futures contracts, OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. Variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended June 30, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended June 30, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$168,521	$4,726,658	$—	$—	$4,895,179
Inverse S&P 500® Strategy Fund	(103,502)	(203,668)	—	—	(307,170)
NASDAQ-100® Fund	2,475,152	1,331,708	—	—	3,806,860
Inverse NASDAQ-100® Strategy Fund	—	(138,837)	—	—	(138,837)
S&P 500® 2x Strategy Fund	(524,759)	5,534,800	—	—	5,010,041
NASDAQ-100® 2x Strategy Fund	376,352	7,184,456	—	—	7,560,808
Mid-Cap 1.5x Strategy Fund	45,493	924,199	—	—	969,692
Inverse Mid-Cap Strategy Fund	—	(34,190)	—	—	(34,190)
Russell 2000® 2x Strategy Fund	63,808	2,735,468	—	—	2,799,276
Russell 2000® 1.5x Strategy Fund	(37,309)	2,031,415	—	—	1,994,106
Inverse Russell 2000® Strategy Fund	—	(51,687)	—	—	(51,687)
Dow 2x Strategy Fund	253,830	2,495,843	—	—	2,749,673
Inverse Dow 2x Strategy Fund	(38,508)	(1,028,039)	—	—	(1,066,547)
Government Long Bond 1.2x Strategy Fund	—	—	(1,184,645)	—	(1,184,645)
Inverse Government Long Bond Strategy Fund	—	—	61,396	—	61,396
High Yield Strategy Fund	—	—	(77,825)	372,296	294,471

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$—	$578,986	$—	$—	$578,986
Inverse S&P 500® Strategy Fund	751	(15,910)	—	—	(15,159)
NASDAQ-100® Fund	109,496	356,837	—	—	466,333
Inverse NASDAQ-100® Strategy Fund	—	(18,132)	—	—	(18,132)
S&P 500® 2x Strategy Fund	(340)	549,995	—	—	549,655
NASDAQ-100® 2x Strategy Fund	1,346,544	8,655,826	—	—	10,002,370
Mid-Cap 1.5x Strategy Fund	—	(8,615)	—	—	(8,615)
Inverse Mid-Cap Strategy Fund	—	1,517	—	—	1,517
Russell 2000® 2x Strategy Fund	37,470	167,583	—	—	205,053
Russell 2000® 1.5x Strategy Fund	—	430,744	—	—	430,744
Inverse Russell 2000® Strategy Fund	—	(4,164)	—	—	(4,164)
Dow 2x Strategy Fund	(6,999)	(70,423)	—	—	(77,422)
Inverse Dow 2x Strategy Fund	2,480	32,637	—	—	35,117
Government Long Bond 1.2x Strategy Fund	—	—	256,038	—	256,038
Inverse Government Long Bond Strategy Fund	—	—	(119,019)	—	(119,019)
High Yield Strategy Fund	—	—	(25,386)	(202,731)	(228,117)

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

142 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Nova Fund	Swap equity contracts	$793,248	$—	$793,248	$—	$—	$793,248
NASDAQ-100® Fund	Swap equity contracts	409,372	—	409,372	—	—	409,372
S&P 500® 2x Strategy Fund	Swap equity contracts	909,439	—	909,439	—	—	909,439
NASDAQ-100® 2x Strategy Fund	Swap equity contracts	9,304,336	—	9,304,336	—	—	9,304,336
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	18,156	—	18,156	—	—	18,156
Inverse Mid-Cap Strategy Fund	Swap equity contracts	825	—	825	—	—	825
Russell 2000® 2x Strategy Fund	Swap equity contracts	121,700	—	121,700	—	—	121,700
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	449,012	—	449,012	—	—	449,012
Inverse Russell 2000® Strategy Fund	Swap equity contracts	1,245	—	1,245	—	—	1,245
Dow 2x Strategy Fund	Swap equity contracts	99,566	—	99,566	—	—	99,566
High Yield Strategy Fund	Credit index swap agreements	7,062	—	7,062	—	—	7,062

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Inverse S&P 500® Strategy Fund	Swap equity contracts	$23,032	$—	$23,032	$(19,050)	$—	$3,982
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	19,853	—	19,853	(5,766)	—	14,087
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	9,596	—	9,596	(5,193)	—	4,403
Inverse Mid-Cap Strategy Fund	Swap equity contracts	120	—	120	—	—	120
Inverse Russell 2000® Strategy Fund	Swap equity contracts	5,391	—	5,391	—	—	5,391
Inverse Dow 2x Strategy Fund	Swap equity contracts	23,949	—	23,949	(23,949)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

144 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of June 30, 2021.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Inverse S&P 500® Strategy Fund	Goldman Sachs International	Futures contracts	$44,000	$—
S&P 500® 2x Strategy Fund	Barclays Bank plc	Total return swap agreements	309,000	—
	Goldman Sachs International	Futures contracts	461,448	—
S&P 500® 2x Strategy Fund Total			770,448	—
Russell 2000® 2x Strategy Fund	Barclays Bank plc	Futures contracts	—	360,000
Government Long Bond 1.2x Strategy Fund	Goldman Sachs International	Futures contracts	83,890	—
High Yield Strategy Fund	Barclays Bank plc	Credit default swap agreements	—	10,318

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Nova Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
NASDAQ-100® Fund	0.75%
Inverse NASDAQ-100® Strategy Fund	0.90%
S&P 500® 2x Strategy Fund	0.90%
NASDAQ-100® 2x Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 2x Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Inverse Russell 2000® Strategy Fund	0.90%
Dow 2x Strategy Fund	0.90%
Inverse Dow 2x Strategy Fund	0.90%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

GI and its affiliates have voluntarily agreed to waive their fees, including but not limited to accounting, shareholder investor services and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. GI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder investor services fees are waived, dealer compensation will be reduced to the extent of such waiver.

146 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended June 30, 2021, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Nova Fund	$9,228
Inverse S&P 500® Strategy Fund	494
NASDAQ-100® Fund	14,831
Inverse NASDAQ-100® Strategy Fund	159
S&P 500® 2x Strategy Fund	5,528
NASDAQ-100® 2x Strategy Fund	8,211
Mid-Cap 1.5x Strategy Fund	1,362
Inverse Mid-Cap Strategy Fund	30
Russell 2000® 2x Strategy Fund	1,829
Russell 2000® 1.5x Strategy Fund	3,235
Inverse Russell 2000® Strategy Fund	144
Dow 2x Strategy Fund	3,355
Inverse Dow 2x Strategy Fund	1,008
Government Long Bond 1.2x Strategy Fund	1,464
Inverse Government Long Bond Strategy Fund	1,858
High Yield Strategy Fund	1,980

GI has contractually agreed to waive and/or reimburse expenses for Inverse S&P 500 Strategy Fund, Inverse NASDAQ-100 Strategy Fund, S&P 500 2x Strategy Fund, NASDAQ-100 2x Strategy Fund, Mid Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000 2x Strategy Fund, Russell 2000 1.5x Strategy Fund, Inverse Russell 2000 Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund and Inverse Government Long Bond Strategy Fund, in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This agreement is effective June 1, 2021 and the end of the initial term is August 1, 2022. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board of Trustees upon sixty days’ written notice.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

At June 30, 2021, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of Outstanding Shares Owned
High Yield Strategy Fund	39%

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At June 30, 2021, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Note
0.05%			0.13%
Due 07/01/21	$43,014,729	$43,014,789	Due 04/30/23	$43,947,200	$43,875,223

BofA Securities, Inc.			U.S. Treasury Bond
0.04%			2.25%
Due 07/01/21	16,602,804	16,602,822	Due 05/15/41	16,308,000	16,934,920

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
0.03%			0.13%
Due 07/01/21	16,934,860	16,934,874	Due 04/15/26	15,882,137	17,278,376

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At June 30, 2021, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Nova Fund	$13,264	$(13,264)	$—	$13,336	$—	$13,336
NASDAQ-100® Fund	124,110	(124,110)	—	128,095	—	128,095
S&P 500® 2x Strategy Fund	10,194	(10,194)	—	10,250	—	10,250
NASDAQ-100® 2x Strategy Fund	157,509	(157,509)	—	162,567	—	162,567
Mid-Cap 1.5x Strategy Fund	22	(22)	—	22	—	22
Russell 2000® 2x Strategy Fund	373,609	(373,609)	—	381,312	—	381,312
Russell 2000® 1.5x Strategy Fund	646,666	(646,666)	—	659,934	—	659,934
High Yield Strategy Fund	484,289	(484,289)	—	494,728	—	494,728

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

148 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At June 30, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Nova Fund	$46,526,482	$3,705,477	$(15,406)	$3,690,071
Inverse S&P 500® Strategy Fund	2,300,323	3,788	(25,078)	(21,290)
NASDAQ-100® Fund	82,954,955	37,663,203	(27,056)	37,636,147
Inverse NASDAQ-100® Strategy Fund	521,187	644	(20,494)	(19,850)
S&P 500® 2x Strategy Fund	28,767,437	—	(128,936)	(128,936)
NASDAQ-100® 2x Strategy Fund	134,924,764	25,273,327	(804)	25,272,523
Mid-Cap 1.5x Strategy Fund	6,540,838	515,546	(27,046)	488,500
Inverse Mid-Cap Strategy Fund	134,864	1,446	(120)	1,326
Russell 2000® 2x Strategy Fund	8,876,246	198,664	(821)	197,843
Russell 2000® 1.5x Strategy Fund	10,312,171	501,437	(3,266)	498,171
Inverse Russell 2000® Strategy Fund	818,870	3,622	(5,391)	(1,769)
Dow 2x Strategy Fund	14,923,486	890,310	(1,281)	889,029
Inverse Dow 2x Strategy Fund	2,526,797	6,032	(24,138)	(18,106)
Government Long Bond 1.2x Strategy Fund	8,792,889	509,455	(42)	509,413
Inverse Government Long Bond Strategy Fund	5,383,467	1,554	(322,403)	(320,849)
High Yield Strategy Fund	6,459,102	133,022	(10,210)	122,812
U.S. Government Money Market Fund	57,772,615	—	—	—

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 9 – Securities Transactions

For the period ended June 30, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Nova Fund	$104,677,292	$101,882,619
Inverse S&P 500® Strategy Fund	12,304,250	12,085,000
NASDAQ-100® Fund	32,505,163	33,657,103
Inverse NASDAQ-100® Strategy Fund	1,086,419	1,155,000
S&P 500® 2x Strategy Fund	541,706,027	557,211,264
NASDAQ-100® 2x Strategy Fund	200,907,971	183,099,297
Mid-Cap 1.5x Strategy Fund	3,140,807	1,161,240
Inverse Mid-Cap Strategy Fund	15,394	27,000
Russell 2000® 2x Strategy Fund	7,938,087	9,700,000
Russell 2000® 1.5x Strategy Fund	2,647,941	1,000,000
Inverse Russell 2000® Strategy Fund	481,324	350,000
Dow 2x Strategy Fund	30,306,286	29,480,466
Inverse Dow 2x Strategy Fund	958,709	1,105,000
Government Long Bond 1.2x Strategy Fund	4,614,218	5,300,000
Inverse Government Long Bond Strategy Fund	3,463,034	1,700,000
High Yield Strategy Fund	1,366,992	5,648,335
U.S. Government Money Market Fund	2,063,238	—

For the period ended June 30, 2021, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Government Long Bond 1.2x Strategy Fund	$75,562,984	$77,835,523
Inverse Government Long Bond Strategy Fund	61,016,063	62,814,578
U.S. Government Money Market Fund	2,443,031	—

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended June 30, 2021, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Nova Fund	$41,582,227	$40,420,604	$495,466
NASDAQ-100® Fund	11,297,826	14,454,668	451,145
S&P 500® 2x Strategy Fund	220,022,898	220,227,150	1,288,103
NASDAQ-100® 2x Strategy Fund	73,416,480	55,282,898	(570,662)
Mid-Cap 1.5x Strategy Fund	1,441,851	470,947	12,486
Dow 2x Strategy Fund	6,921,837	8,725,166	(8,631)

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021 and expired on June 7, 2021. On June 7, 2021, the line of credit agreement was renewed and expires on June 6, 2022. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the period ended June 30, 2021. The Funds did not have any borrowings outstanding under this agreement at June 30, 2021.

150 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The average daily balances borrowed for the period ended June 30, 2021, were as follows:

Fund	Average Daily Balance
Inverse S&P 500® Strategy Fund	$49
Inverse NASDAQ-100® Strategy Fund	5
S&P 500® 2x Strategy Fund	195,770
Dow 2x Strategy Fund	3,489
Government Long Bond 1.2x Strategy Fund	34,844

Note 11 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include Rydex Variable Trust. Defendants filed an opposition to the petition for certiorari on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. The Court denied the petition for certiorari on April 19, 2021.

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On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 12 – COVID-19

The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Note 13 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

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Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Rydex Variable Trust Contracts Review Committee

Rydex Variable Trust (the “Trust”) was organized as a Delaware statutory trust on June 11, 1998, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series (each, a “Fund” and collectively, the “Funds”):

Tradable Funds (Including Sector Funds*)
●	Banking Fund*	●	Basic Materials Fund*
●	Biotechnology Fund*	●	Commodities Strategy Fund
●	Consumer Products Fund*	●	Dow 2x Strategy Fund
●	Electronics Fund*	●	Energy Fund*
●	Energy Services Fund*	●	Europe 1.25x Strategy Fund
●	Financial Services Fund*	●	Government Long Bond 1.2x Strategy Fund
●	Health Care Fund*	●	High Yield Strategy Fund
●	Internet Fund*	●	Inverse Dow 2x Strategy Fund
●	Inverse Government Long Bond Strategy Fund	●	Inverse High Yield Strategy Fund***
●	Inverse Mid-Cap Strategy Fund	●	Inverse NASDAQ-100 2x Strategy Fund***

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●	Inverse NASDAQ-100 Strategy Fund	●	Inverse Russell 2000 2x Strategy Fund***
●	Inverse Russell 2000 Strategy Fund	●	Inverse S&P 500 2x Strategy Fund***
●	Inverse S&P 500 Strategy Fund	●	Japan 2x Strategy Fund
●	Leisure Fund*	●	Mid-Cap 1.5x Strategy Fund
●	NASDAQ-100 2x Strategy Fund	●	NASDAQ-100 Fund
●	Nova Fund	●	Precious Metals Fund*
●	Real Estate Fund	●	Retailing Fund*
●	Russell 2000 1.5x Strategy Fund	●	Russell 2000 2x Strategy Fund
●	Russell 2000 Fund***	●	S&P 500 Fund***
●	S&P 500 Pure Growth Fund	●	S&P 500 Pure Value Fund
●	S&P MidCap 400 Pure Growth Fund	●	S&P MidCap 400 Pure Value Fund
●	S&P SmallCap 600 Pure Growth Fund	●	S&P SmallCap 600 Pure Value Fund
●	Strengthening Dollar 2x Strategy Fund	●	Technology Fund*
●	Telecommunications Fund*	●	Transportation Fund*
●	Utilities Fund*	●	U.S. Government Money Market Fund
●	Weakening Dollar 2x Strategy Fund
Alternative Funds** (i.e., Non-Tradable Funds)
●	Global Managed Futures Strategy Fund**	●	Long Short Equity Fund**
●	Multi-Hedge Strategies Fund**

*	Each, a “Sector Fund” and collectively, the “Sector Funds.”
**	Each, an “Alternative Fund” and collectively, the “Alternative Funds.”
***

The Fund has been organized as a series of the Trust but has not commenced operations, and shares of the Fund are not currently offered to investors. The investment advisory agreement for the Fund was not considered for renewal. Consequently, all references to “the Funds” or similar references hereafter should be understood as excluding such Fund.

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of the Funds pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and Security Investors (the “Advisory Agreement”).1 (Guggenheim Partners, Security Investors and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes Security Investors and other affiliated investment management businesses of Guggenheim Partners.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Adviser regularly provides investment research, advice and supervision, along with a continuous investment program for the Funds, and directs the purchase and sale of securities and other investments for each Fund’s portfolio.

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at

[1]

Security Investors also serves as investment adviser to each of Rydex Variable Commodities Strategy CFC, Rydex Variable Managed Futures Strategy CFC and Rydex Variable Multi-Hedge Strategies CFC (each, a “Subsidiary” and collectively, the “Subsidiaries”), wholly-owned subsidiaries of the Trust that are organized as limited companies under the laws of the Cayman Islands and used by Commodities Strategy Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund, respectively, to obtain commodities exposure. Pursuant to a separate investment management agreement for each Subsidiary (each, a “Subsidiary Advisory Agreement” and collectively, the “Subsidiary Advisory Agreements), the Subsidiary pays Security Investors an advisory fee at the same rate that the respective Fund pays Security Investors under the Advisory Agreement. The Subsidiary Advisory Agreements do not require annual renewal by the Independent Trustees and will continue until they are terminated as provided in the Agreements. In addition, Security Investors has entered into a separate waiver agreement with respect to each applicable Fund pursuant to which Security Investors has contractually agreed to waive the advisory fee it receives from the Fund in an amount equal to the advisory fee paid to Security Investors by the respective Subsidiary. This undertaking will continue with respect to each applicable Fund for so long as the Fund invests in the respective Subsidiary, and may be terminated only with the approval of the Board.

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a meeting called for such purpose.2 At meetings held by videoconference on April 20, 2021 (the “April Meeting”) and on May 26, 2021 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee met with a representative of FUSE at the April Meeting to discuss how FUSE determined the appropriate peer groups for the Funds. Thereafter, the Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a list of Funds for which no peer funds were identified, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

As part of its evaluation of the Adviser and the proposed renewal of the Advisory Agreement, the Committee took into account that each Tradable Fund is designed to provide tactical advisors with specific exposures (with the exception of the U.S. Government Money Market Fund which is designed to support tactical advisors seeking to avoid market exposure or preserve capital) while also providing for unlimited trading privileges, and that the Tradable Funds offer a unique set of product features. The Committee noted that each Tradable Fund (other than the U.S. Government Money Market Fund) seeks to track, or correlate to, the performance (before fees and expenses) of a specific benchmark index over certain time periods or a specific market, noting that, because appropriate published indices are not available for many of the Sector Funds and the Real Estate Fund, the Adviser has developed its own methodology to construct internal performance benchmarks for the Sector Funds and the Real Estate Fund. In this regard, the Committee received information regarding the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, including the personnel with primary responsibility for the maintenance and execution of the methodology. The Committee also noted that, in addition to the performance information included in the FUSE reports, the Adviser provided tracking error data for each Tradable Fund (other than U.S. Government Money Market Fund) relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The

[2]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of May 26, 2021. The Board, including the Independent Trustees, relied on this relief in voting to renew the Advisory Agreement at a meeting of the Board held by videoconference on May 26, 2021.

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Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and index methodologies and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal, regulatory and operational risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the Tradable Funds, the Committee considered their unique product features, including their tradability, the real time cash process employed for such Funds, and the leveraged and inverse strategies offered, and the Adviser’s assessment of the value to shareholders provided by the Funds’ structure and the services required by the Adviser to provide the Funds’ unique features. The Committee noted that the Tradable Funds allow frequent trading and noted the magnitude of changes in each Fund’s assets during 2020 and 2019. In this regard, the Committee noted that the real time cash process is utilized by the Adviser to aggregate shareholder flow data to estimate daily net subscriptions or redemptions in order to mitigate the costs associated with the tradability feature, improve tracking and keep the Funds fully invested. The Committee also took into account the infrastructure developed by the Adviser to manage the significant volume and size of trading that typically occurs near the end of each business day, as well as the unique considerations required in the portfolio construction process to determine the optimal way to obtain the applicable exposures, including leveraged and inverse exposures, while allowing for high turnover. With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, noting the Adviser’s statement that it uses a quantitative portfolio investment process that also requires investment discretion in implementing adjustments for factors that affect tradability and liquidity, changing dynamics within a sector or market, and corporate actions such as spin-offs, among other adjustments.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH.

The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: Except as otherwise noted, the Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2020, as applicable. For certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, only investment returns for the five-year, three-year and one-year periods ended December 31, 2020, as applicable, were received. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark and a peer group of similar funds based on asset levels as identified by FUSE, and for certain Funds, a broader universe of funds, in each case for the same periods, as applicable. The Committee also received from FUSE a description

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of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. For the Tradable Funds (other than U.S. Government Money Market Fund), the Committee received tracking error data for other similar funds in the Guggenheim fund complex. The Committee also received certain updated performance information as of March 31, 2021.

With respect to the Tradable Funds (other than U.S. Government Money Market Fund), the Committee considered the Adviser’s statement that such Funds are designed as a suite of products seeking to provide a number of broad and specific exposures for tactical advisors and also considered that the Funds have a unique set of product features designed to meet the needs of those tactical advisors, which has an impact on performance. The Committee considered the Adviser’s statement that, in circumstances in which there are significant deviations from expected returns, management seeks to understand the cause of such deviations and determine if any remedial actions should be considered, noting that no such remedial actions were currently deemed necessary by the Adviser to address performance. The Committee also considered the Adviser’s discussion of factors that contribute to such deviations, including shareholder activity, financing costs associated with leverage and investment instruments used to achieve certain exposures, noting the Adviser’s statement that expenses and transaction costs based on shareholder activity are the primary driver of performance differences.

With respect to certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds in the two direct competitor product suites and noted the Adviser’s statement that certain Tradable Funds do not have any peer funds that provide the same index, leverage or inverse exposure. The Committee also considered management’s commentary explaining instances of significant underperformance (defined as greater than 100 basis points), as applicable, of such Funds over the five-year, three-year and/or one-year periods ended December 31, 2020, relative to their respective peer funds, attributing such relative underperformance to, among other factors, differences in portfolio construction methodologies and exposures. The Committee noted that the two direct competitor product suites do not offer a fund comparable to the Commodities Strategy Fund and considered a comparison to a peer group identified in the FUSE report that includes actively-managed funds, noting the limitations in the comparability of such peer group.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report has product features that make it comparable in this regard. The Committee considered that the Fund outperformed the comparable peer fund over the five-year, three-year and one-year periods ended December 31, 2020, although its performance ranked in the fourth quartile of the broader peer group over the same time periods.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, including unlimited trading privileges, noting the Adviser’s statement that certain peer funds also cover a narrower or wider market segment than the applicable Fund. The Committee considered management’s commentary explaining such Funds’ underperformance, as applicable, over the five-year, three-year and one-year periods ended December 31, 2020, relative to their respective peer groups, attributing such underperformance to, among other factors, high turnover associated with daily shareholder flows, differences in exposures and the Funds’ modified cap weighting approach to portfolio construction.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), in seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee observed that the Global Managed Futures Strategy Fund’s returns ranked in the third quartile or better of its performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations regarding the other Alternative Funds:

Long Short Equity Fund: The Fund’s returns ranked in the 80th percentile of its performance universe for the five-year and three-year periods ended December 31, 2020. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily a result of the Fund’s fundamental factor tilts and the underperformance of the Fund’s prior investment strategy. The Committee noted management’s statement that the Fund’s long exposure to value and short exposure to growth, as well as negative sector exposures to well-performing sectors, have detracted from investment performance. The Committee also noted management’s statement that

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the Fund employed a momentum-based investment strategy prior to May 31, 2017 that demonstrated bouts of volatility and inconsistencies, which affected long-term performance. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings had improved to the 45th and 60th percentiles, respectively.

Multi-Hedge Strategies Fund: The Fund’s returns ranked in the 100th percentile of its performance universe for the five-year and three-year periods ended December 31, 2020. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the underperformance of its long short equity sleeve and its overall lower equity market beta relative to its peers. With respect to the Fund’s long short equity sleeve, the Committee noted management’s statement that the sleeve’s high long exposure to value and short exposure to growth have detracted from investment performance. The Committee took into account management’s statement that the Fund changed its underlying investment strategies to improve diversification amongst the strategies, target a higher and more stable risk profile and enhance risk-adjusted returns while providing continuity for shareholders. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings had improved to the 55th and 21st percentiles, respectively.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee3 and total net expense ratio to the applicable peer group, if any. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable. The Committee noted Guggenheim’s statement that it does not provide advisory services to other clients that have investment strategies similar to those of the Funds, other than the retail fund counterparts to the Funds and certain other clients with respect to Long Short Equity Fund, each of which is charged the same advisory fee as the corresponding Fund.

With respect to the Tradable Funds that are designed to track a widely available index, which have only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds, noting the Adviser’s statement that only one of the two direct competitor product suites is directly comparable for purposes of assessing such Funds’ advisory fees. For those Tradable Funds with a peer fund from the directly comparable product suite, the Committee noted that each Fund’s contractual advisory fee was equal to or lower than the contractual advisory fee charged to the peer fund, with the exception of 15 Funds for which the contractual advisory fee was five basis points higher than the contractual advisory fee charged to the peer fund. With respect to each of those 15 Funds, the Adviser agreed to waive five basis points of its contractual advisory fee through August 1, 2022. The Committee also considered that each such Fund’s net effective management fee was competitive. The Committee noted that the higher total net expense ratio as compared to the peer fund was driven primarily by the higher other operating expenses of each such Fund.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report is directly comparable in terms of product features offered. The Committee considered that, as of the Fund’s and the peer fund’s respective fiscal year ends, the Fund’s contractual advisory fee, net effective management fee and total net expense ratio are lower than those of the peer fund. The Committee noted the Adviser’s statement that, given the current low interest rate environment, it is currently waiving, and intends to continue to waive, all or a portion of its fees to the extent necessary to maintain the Fund’s stable net asset value.

[3]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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OTHER INFORMATION (Unaudited)(continued)

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, such as unlimited trading privileges. As a result, the fee and expense comparisons are more difficult given the uniqueness of both the Funds’ structure and the portfolio management needed to meet client requirements.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), the Committee made the following observations:

Global Managed Futures Strategy Fund: The Fund’s contractual advisory fee ranks in the fourth quartile (100th percentile) of its peer group. The Fund’s net effective management fee ranks in the first quartile (1st percentile) of its peer group. The Fund’s total net expense ratio ranks in the fourth quartile (100th percentile) of its peer group, with higher other operating expenses than its peer fund. The Committee considered that the peer group is limited in size and is comprised of only two funds. The Committee noted that the Fund’s contractual advisory fee and total net expense ratio each rank more competitively when compared to the broader universe of funds.

Long Short Equity Fund: The Fund’s contractual advisory fee, net effective management fee and total net expense ratio each rank in the fourth quartile (80th, 80th and 100th percentiles, respectively) of its peer group. The Committee noted the Fund’s higher other operating expenses compared to its peers. The Committee considered that the peer group is limited in size and is comprised of only six funds.

Multi-Hedge Strategies Fund: Although the Fund’s contractual advisory fee ranks in the fourth quartile (75th percentile) of its peer group, the Committee considered that the Fund’s net effective management fee and total net expense ratio each rank at the median of its peer group. The Committee considered that the peer group is limited in size and is comprised of only five funds.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2020, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2019. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by the Adviser from its relationship with the Funds were appropriate and that the Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that, although Guggenheim’s overall expenses declined in 2020, generally, costs are anticipated to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

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OTHER INFORMATION (Unaudited)(concluded)

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for an Alternative Fund (i.e., a non-Tradable Fund), with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such expense waivers and limitations. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of the Advisory Agreement for an additional annual term.

160 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or bycalling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (2) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Rydex Variable Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2020, to March 31, 2021. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable. The Report further concluded that the Program operated effectively during recent market conditions arising from COVID-19.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 169

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6.30.2021

Rydex Variable Trust Funds Semi-Annual Report

Domestic Equity Funds
S&P 500® Pure Growth Fund
S&P 500® Pure Value Fund
S&P MidCap 400® Pure Growth Fund
S&P MidCap 400® Pure Value Fund
S&P SmallCap 600® Pure Growth Fund
S&P SmallCap 600® Pure Value Fund
International Equity Funds
Europe 1.25x Strategy Fund
Japan 2x Strategy Fund
Specialty Funds
Strengthening Dollar 2x Strategy Fund
Weakening Dollar 2x Strategy Fund

GuggenheimInvestments.com	RVATB2-SEMI-0621x1221

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
S&P 500® PURE GROWTH FUND	9
S&P 500® PURE VALUE FUND	15
S&P MIDCAP 400® PURE GROWTH FUND	22
S&P MIDCAP 400® PURE VALUE FUND	28
S&P SMALLCAP 600® PURE GROWTH FUND	34
S&P SMALLCAP 600® PURE VALUE FUND	41
EUROPE 1.25x STRATEGY FUND	48
JAPAN 2x STRATEGY FUND	56
STRENGTHENING DOLLAR 2x STRATEGY FUND	62
WEAKENING DOLLAR 2x STRATEGY FUND	68
NOTES TO FINANCIAL STATEMENTS	74
OTHER INFORMATION	87
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	95
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	100
LIQUIDITY RISK MANAGEMENT PROGRAM	103

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

June 30, 2021

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for ten funds that are part of the Rydex Variable Trust (the “Funds”). This report covers performance of the Funds for the semi-annual period ended June 30, 2021.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

July 31, 2021

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19. The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of this uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Inverse and leveraged funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

June 30, 2021

Pure Style Funds may not be suitable for all investors. ● The Funds are subject to the risk that large, medium and small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole ● Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. ● The Funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the funds’ inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the Funds to purchase and sell particular investments within a reasonable time at a fair price. ● Unlike many investment companies, the Funds are not actively “managed.” This means that based on market and economic conditions, the Funds’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline ● The Funds are subject to active trading and tracking error risks, which may increase volatility, impact the Funds’ ability to achieve its investment objective and may decrease the Fund’s performance. ● These Funds are considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. ● Please read the prospectus for more detailed information regarding these and other risks.

The Strengthening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a Fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

The Weakening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	June 30, 2021

More states saw the end of COVID-19 related restrictions in the second quarter of 2021, including New York, California, and Illinois, marking a full reopening for almost all of the U.S. The U.S. has made solid vaccination progress, inoculating over 52% of the population. Those vaccinations have helped COVID-19 cases fall sharply from their peak, but the spread of the Delta variant is a worrying trend, particularly in areas with low vaccination rates. Though we expect cases will rise further as the Delta variant spreads, vaccination rates are high for the most vulnerable populations, which could limit hospitalizations and deaths, in turn reducing the need for a return to strict lockdowns.

Relaxed COVID-19 related measures and increased consumer comfort prompted a rapid reopening of the service sector and robust manufacturing activity. Both the ISM Manufacturing and Services Purchasing Managers Indexes cooled a bit in June but remain near the peaks of recent economic cycles.

Labor demand is also at record highs according to the National Federation of Independent Businesses (“NFIB”). The NFIB reported that nearly half of small-business owners in the U.S. could not fill job openings in June, making it the fifth consecutive month where the share of surveyed business owners citing jobs were hard to fill exceeded pre-COVID-19 historical highs. To attract more workers, business owners are raising or planning to raise compensation, especially in low-wage sectors where enhanced jobless benefits are competitive with wages. Corroborating this signal of strong labor demand is the consumer confidence data, which shows perceptions around job availability is above pre-COVID-19 highs.

Against this strong backdrop, the Federal Open Market Committee (“FOMC”) held its June meeting where, as expected, it kept rates unchanged. But the surprise came from the quarterly Summary of Economic Projections, which showed that FOMC participants now see upside risks to inflation at the highest levels in over a decade. This shift in the distribution of risk around inflation resulted in a surprise two-hike increase in their median fed funds rate forecast for 2023.

Our interpretation is that the U.S. Federal Reserve (“Fed”) is willing to be patient in reaching its dual mandate, but not irresponsible. Since the June meeting, 5-year forward Treasury Inflation-Protected Securities (“TIPS”) breakeven rates have fallen by about 0.25% as the market priced out a scenario in which the Fed lets inflation run too hot. This reassessment of the Fed’s reaction function led to a material decline in interest rates over the quarter. In the long run, keeping inflation expectations in check buys the central bank more time to keep policy accommodative.

Looking ahead, we are assessing the potential consequences of a slowdown in U.S. economic activity. Second quarter U.S. gross domestic product (“GDP”) is on track to show 8-9% annualized growth, after which we expect sequential growth could slow heading into 2022. Base effects from last year’s trough in activity could fade, as might the fiscal impulse over time. The impact of reopening businesses will also shrink. This natural slowdown in activity as we move through peak growth could present challenges if growth slows more than expected.

Inflation could fall given that much of the recent increase is coming from categories suffering temporary supply chain disruptions. Price pressures have materialized in sectors directly affected by the pandemic, such as hotels, airfares, and car rentals, where demand has bounced back faster than supply. Shortages in areas such as semiconductors and building materials are caused by factories and transportation abroad that have not returned to full capacity. As these factors are resolved and supply comes back online, a decline in inflation prints and inflation expectations over the next several quarters may prompt a rethink of the FOMC’s forecasted hikes.

The Fed may commence tapering asset purchases in 2022, but we continue to believe rate hikes will likely get pushed as far as 2025 as inflation cools and the Fed targets a historically tight labor market. This patience by the Fed would support credit conditions, which could mean low default volumes and positive risk-adjusted returns. Real U.S. interest rates could remain deeply negative, further supporting the credit sector as income-seeking investors search for yield.

For the six-month period ended June 30, 2021, the S&P 500® Index* returned 15.25%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 8.83%. The return of the MSCI Emerging Markets Index* was 7.45%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -1.60% return for the six-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.62%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.02% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	June 30, 2021

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

STOXX Europe 50® Index provides a blue-chip representation of supersector leaders in Europe. The index covers 50 stocks from 17 European countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

USD or U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + Japanese Yen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF) 3.6%.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2020 and ending June 30, 2021.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value December 31, 2020	Ending Account Value June 30, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® Pure Growth Fund	1.61%	12.22%	$ 1,000.00	$ 1,122.20	$ 8.47
S&P 500® Pure Value Fund	1.60%	25.75%	1,000.00	1,257.50	8.96
S&P MidCap 400® Pure Growth Fund	1.61%	11.08%	1,000.00	1,110.80	8.43
S&P MidCap 400® Pure Value Fund	1.60%	24.81%	1,000.00	1,248.10	8.92
S&P SmallCap 600® Pure Growth Fund	1.61%	17.12%	1,000.00	1,171.20	8.67
S&P SmallCap 600® Pure Value Fund	1.60%	41.98%	1,000.00	1,419.80	9.60
Europe 1.25x Strategy Fund	1.74%	13.58%	1,000.00	1,135.80	9.21
Japan 2x Strategy Fund	1.54%	(7.02%)	1,000.00	929.80	7.37
Strengthening Dollar 2x Strategy Fund	1.94%	4.64%	1,000.00	1,046.40	9.84
Weakening Dollar 2x Strategy Fund	1.95%	(6.45%)	1,000.00	935.50	9.36

Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® Pure Growth Fund	1.61%	5.00%	$ 1,000.00	$ 1,016.81	$ 8.05
S&P 500® Pure Value Fund	1.60%	5.00%	1,000.00	1,016.86	8.00
S&P MidCap 400® Pure Growth Fund	1.61%	5.00%	1,000.00	1,016.81	8.05
S&P MidCap 400® Pure Value Fund	1.60%	5.00%	1,000.00	1,016.86	8.00
S&P SmallCap 600® Pure Growth Fund	1.61%	5.00%	1,000.00	1,016.81	8.05
S&P SmallCap 600® Pure Value Fund	1.60%	5.00%	1,000.00	1,016.86	8.00
Europe 1.25x Strategy Fund	1.74%	5.00%	1,000.00	1,016.17	8.70
Japan 2x Strategy Fund	1.54%	5.00%	1,000.00	1,017.16	7.70
Strengthening Dollar 2x Strategy Fund	1.94%	5.00%	1,000.00	1,015.17	9.69
Weakening Dollar 2x Strategy Fund	1.95%	5.00%	1,000.00	1,015.12	9.74

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period December 31, 2020 to June 30, 2021.

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

S&P 500® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
NVIDIA Corp.	2.6%
PayPal Holdings, Inc.	2.5%
Etsy, Inc.	2.4%
SVB Financial Group	2.3%
Generac Holdings, Inc.	2.2%
Tesla, Inc.	2.1%
Align Technology, Inc.	2.1%
Monolithic Power Systems, Inc.	2.1%
Teradyne, Inc.	2.0%
Fortinet, Inc.	1.9%
Top Ten Total	22.2%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
S&P 500® Pure Growth Fund	12.22%	40.23%	16.87%	13.62%
S&P 500 Pure Growth Index	13.09%	42.87%	18.94%	15.61%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
S&P 500® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Technology - 36.7%
NVIDIA Corp.	1,300	$1,040,130
Monolithic Power Systems, Inc.	2,250	840,262
Teradyne, Inc.	6,020	806,439
Fortinet, Inc.*	3,264	777,452
ServiceNow, Inc.*	1,390	763,874
Adobe, Inc.*	1,190	696,912
KLA Corp.	1,989	644,854
Lam Research Corp.	970	631,179
Autodesk, Inc.*	2,084	608,320
Advanced Micro Devices, Inc.*	6,447	605,567
Apple, Inc.	4,370	598,515
MSCI, Inc. — Class A	1,077	574,127
salesforce.com, Inc.*	2,291	559,623
Applied Materials, Inc.	3,720	529,728
Microsoft Corp.	1,920	520,128
Cadence Design Systems, Inc.*	3,689	504,729
Synopsys, Inc.*	1,767	487,321
Paycom Software, Inc.*	1,299	472,147
Intuit, Inc.	946	463,701
QUALCOMM, Inc.	3,220	460,235
Take-Two Interactive Software, Inc.*	2,593	459,013
Qorvo, Inc.*	2,222	434,734
ANSYS, Inc.*	954	331,095
PTC, Inc.*	2,280	322,073
Xilinx, Inc.	2,190	316,762
Tyler Technologies, Inc.*	668	302,183
Total Technology		14,751,103

Consumer, Non-cyclical - 27.8%
PayPal Holdings, Inc.*	3,507	1,022,220
Align Technology, Inc.*	1,378	841,958
IDEXX Laboratories, Inc.*	1,190	751,544
West Pharmaceutical Services, Inc.	1,890	678,699
United Rentals, Inc.*	2,059	656,842
DexCom, Inc.*	1,525	651,175
DaVita, Inc.*	5,090	612,989
Charles River Laboratories International, Inc.*	1,650	610,368
Bio-Rad Laboratories, Inc. — Class A*	900	579,861
Regeneron Pharmaceuticals, Inc.*	1,020	569,711
Catalent, Inc.*	4,770	515,732
ABIOMED, Inc.*	1,550	483,770
Thermo Fisher Scientific, Inc.	844	425,773
PerkinElmer, Inc.	2,660	410,731
ResMed, Inc.	1,580	389,502
Monster Beverage Corp.*	4,050	369,968
MarketAxess Holdings, Inc.	772	357,892
Vertex Pharmaceuticals, Inc.*	1,667	336,117
Rollins, Inc.	9,810	335,502
S&P Global, Inc.	792	325,076
Verisk Analytics, Inc. — Class A	1,420	248,102
Total Consumer, Non-cyclical		11,173,532

Communications - 13.4%
Etsy, Inc.*	4,750	977,740
Amazon.com, Inc.*	210	722,434
Facebook, Inc. — Class A*	1,791	622,749
Netflix, Inc.*	1,178	622,231
eBay, Inc.	8,200	575,722
Arista Networks, Inc.*	1,180	427,526
Twitter, Inc.*	6,110	420,429
Charter Communications, Inc. — Class A*	570	411,226
Alphabet, Inc. — Class A*	128	312,549
Alphabet, Inc. — Class C*	120	300,758
Total Communications		5,393,364

Consumer, Cyclical - 9.8%
Tesla, Inc.*	1,240	842,828
Tractor Supply Co.	3,380	628,883
Pool Corp.	1,370	628,364
Domino’s Pizza, Inc.	1,254	584,978
Chipotle Mexican Grill, Inc. — Class A*	296	458,901
Dollar General Corp.	2,000	432,780
Copart, Inc.*	2,782	366,751
Total Consumer, Cyclical		3,943,485

Industrial - 5.3%
Generac Holdings, Inc.*	2,100	871,815
Old Dominion Freight Line, Inc.	1,796	455,825
Trimble, Inc.*	5,270	431,244
Mettler-Toledo International, Inc.*	270	374,042
Total Industrial		2,132,926

Financial - 2.3%
SVB Financial Group*	1,660	923,674

Basic Materials - 2.3%
Albemarle Corp.	3,150	530,649
FMC Corp.	3,585	387,897
Total Basic Materials		918,546

Energy - 1.9%
Enphase Energy, Inc.*	4,160	763,901

Total Common Stocks
(Cost $26,469,702)		40,000,531

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
S&P 500® PURE GROWTH FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 1.6%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	$365,554	$365,554
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	143,918	143,918
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	141,096	141,096
Total Repurchase Agreements
(Cost $650,568)		650,568

Total Investments - 101.1%
(Cost $27,120,270)		$40,651,099
Other Assets & Liabilities, net - (1.1)%		(461,186)
Total Net Assets - 100.0%		$40,189,913

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$40,000,531	$—	$—	$40,000,531
Repurchase Agreements	—	650,568	—	650,568
Total Assets	$40,000,531	$650,568	$—	$40,651,099

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

S&P 500® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments, at value (cost $26,469,702)	$40,000,531
Repurchase agreements, at value (cost $650,568)	650,568
Receivables:
Securities sold	192,867
Dividends	5,850
Fund shares sold	2,210
Total assets	40,852,026

Liabilities:
Payable for:
Fund shares redeemed	568,037
Management fees	22,616
Transfer agent and administrative fees	8,112
Investor service fees	7,539
Portfolio accounting fees	3,015
Trustees’ fees*	374
Miscellaneous	52,420
Total liabilities	662,113
Commitments and contingent liabilities (Note 11)	—
Net assets	$40,189,913

Net assets consist of:
Paid in capital	$27,072,572
Total distributable earnings (loss)	13,117,341
Net assets	$40,189,913
Capital shares outstanding	649,134
Net asset value per share	$61.91

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends	$47,743
Interest	28
Total investment income	47,771

Expenses:
Management fees	130,566
Investor service fees	43,522
Transfer agent and administrative fees	57,358
Professional fees	21,641
Portfolio accounting fees	17,409
Trustees’ fees*	3,386
Custodian fees	2,469
Miscellaneous	3,106
Total expenses	279,457
Net investment loss	(231,686)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	265,829
Net realized gain	265,829
Net change in unrealized appreciation (depreciation) on:
Investments	4,145,665
Net change in unrealized appreciation (depreciation)	4,145,665
Net realized and unrealized gain	4,411,494
Net increase in net assets resulting from operations	$4,179,808

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(231,686)	$(306,941)
Net realized gain on investments	265,829	4,989,774
Net change in unrealized appreciation (depreciation) on investments	4,145,665	3,637,839
Net increase in net assets resulting from operations	4,179,808	8,320,672

Distributions to shareholders	—	(6,865,286)

Capital share transactions:
Proceeds from sale of shares	15,497,904	47,158,985
Distributions reinvested	—	6,865,286
Cost of shares redeemed	(14,779,855)	(62,244,297)
Net increase (decrease) from capital share transactions	718,049	(8,220,026)
Net increase (decrease) in net assets	4,897,857	(6,764,640)

Net assets:
Beginning of period	35,292,056	42,056,696
End of period	$40,189,913	$35,292,056

Capital share activity:
Shares sold	269,325	941,377
Shares issued from reinvestment of distributions	—	146,600
Shares redeemed	(259,833)	(1,220,094)
Net increase (decrease) in shares	9,492	(132,117)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$55.17	$54.49	$43.97	$50.27	$42.31	$43.72
Income (loss) from investment operations:
Net investment income (loss)[b]	(.38)	(.48)	(.22)	(.44)	(.38)	(.23)
Net gain (loss) on investments (realized and unrealized)	7.12	13.22	11.87	(1.68)	10.51	1.38
Total from investment operations	6.74	12.74	11.65	(2.12)	10.13	1.15
Less distributions from:
Net realized gains	—	(12.06)	(1.13)	(4.18)	(2.17)	(2.56)
Total distributions	—	(12.06)	(1.13)	(4.18)	(2.17)	(2.56)
Net asset value, end of period	$61.91	$55.17	$54.49	$43.97	$50.27	$42.31

Total Return[c]	12.22%	27.32%	26.60%	(5.63%)	24.39%	2.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,190	$35,292	$42,057	$41,825	$55,023	$43,908
Ratios to average net assets:
Net investment income (loss)	(1.33%)	(0.94%)	(0.42%)	(0.85%)	(0.80%)	(0.54%)
Total expenses	1.61%	1.73%	1.72%	1.62%	1.67%	1.56%
Portfolio turnover rate	37%	159%	190%	203%	303%	265%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

S&P 500® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	2.2%
Unum Group	2.2%
Ford Motor Co.	2.1%
Lumen Technologies, Inc.	2.0%
Lincoln National Corp.	1.9%
Prudential Financial, Inc.	1.8%
Valero Energy Corp.	1.8%
MetLife, Inc.	1.8%
CVS Health Corp.	1.6%
Invesco Ltd.	1.6%
Top Ten Total	19.0%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
S&P 500® Pure Value Fund	25.75%	62.01%	9.46%	9.99%
S&P 500 Pure Value Index	27.01%	65.25%	11.41%	12.06%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
S&P 500® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Financial - 44.3%
Berkshire Hathaway, Inc. — Class B*	2,891	$803,467
Unum Group	27,809	789,776
Lincoln National Corp.	10,679	671,068
Prudential Financial, Inc.	6,418	657,652
MetLife, Inc.	10,590	633,811
Invesco Ltd.	21,349	570,659
Hartford Financial Services Group, Inc.	8,662	536,784
Principal Financial Group, Inc.	7,861	496,737
Capital One Financial Corp.	2,989	462,368
Wells Fargo & Co.	10,068	455,980
Allstate Corp.	3,186	415,582
People’s United Financial, Inc.	23,784	407,658
Citigroup, Inc.	5,721	404,761
Citizens Financial Group, Inc.	8,512	390,445
Loews Corp.	7,071	386,430
Fifth Third Bancorp	9,981	381,574
Bank of New York Mellon Corp.	7,353	376,694
Goldman Sachs Group, Inc.	989	375,355
American International Group, Inc.	7,858	374,041
Everest Re Group Ltd.	1,444	363,902
Aflac, Inc.	6,651	356,893
Assurant, Inc.	2,214	345,782
Comerica, Inc.	4,812	343,288
Zions Bancorp North America	5,980	316,103
Bank of America Corp.	7,515	309,843
KeyCorp	14,887	307,417
Franklin Resources, Inc.	9,430	301,666
Regions Financial Corp.	14,870	300,077
Travelers Companies, Inc.	1,990	297,923
Morgan Stanley	3,036	278,371
Cincinnati Financial Corp.	2,300	268,226
M&T Bank Corp.	1,774	257,780
State Street Corp.	3,129	257,454
Truist Financial Corp.	4,318	239,649
Kimco Realty Corp. REIT	11,085	231,122
PNC Financial Services Group, Inc.	1,020	194,575
Globe Life, Inc.	2,027	193,072
Huntington Bancshares, Inc.	12,897	184,040
Chubb Ltd.	1,148	182,463
Raymond James Financial, Inc.	1,393	180,951
CBRE Group, Inc. — Class A*	2,016	172,832
Synchrony Financial	3,330	161,571
U.S. Bancorp	2,700	153,819
JPMorgan Chase & Co.	856	133,142
Total Financial		15,922,803

Consumer, Non-cyclical - 16.5%
CVS Health Corp.	6,894	575,235
Centene Corp.*	7,470	544,787
Archer-Daniels-Midland Co.	8,424	510,495
Kroger Co.	12,540	480,407
Molson Coors Beverage Co. — Class B*	8,229	441,815
Cigna Corp.	1,731	410,368
Tyson Foods, Inc. — Class A	5,170	381,339
Viatris, Inc.	24,560	350,963
McKesson Corp.	1,813	346,718
Kraft Heinz Co.	8,129	331,501
Cardinal Health, Inc.	4,990	284,879
Anthem, Inc.	708	270,314
Universal Health Services, Inc. — Class B	1,420	207,931
Perrigo Company plc	4,215	193,258
Corteva, Inc.	4,104	182,012
J M Smucker Co.	1,238	160,408
Henry Schein, Inc.*	1,770	131,316
AmerisourceBergen Corp. — Class A	1,136	130,061
Total Consumer, Non-cyclical		5,933,807

Consumer, Cyclical - 11.4%
Ford Motor Co.*	51,741	768,871
Walgreens Boots Alliance, Inc.	9,881	519,840
General Motors Co.*	7,982	472,295
Mohawk Industries, Inc.*	2,201	423,010
Lennar Corp. — Class A	3,366	334,412
LKQ Corp.*	4,710	231,826
Whirlpool Corp.	1,042	227,177
BorgWarner, Inc.	4,268	207,169
Hanesbrands, Inc.	10,470	195,475
CarMax, Inc.*	1,300	167,895
PVH Corp.*	1,507	162,138
Gap, Inc.	4,388	147,656
Advance Auto Parts, Inc.	710	145,649
Walmart, Inc.	692	97,586
Total Consumer, Cyclical		4,100,999

Energy - 8.0%
Valero Energy Corp.	8,154	636,664
Exxon Mobil Corp.	8,235	519,464
Phillips 66	5,395	462,999
Marathon Petroleum Corp.	5,086	307,296
Marathon Oil Corp.	21,786	296,725
Kinder Morgan, Inc.	11,520	210,010
Pioneer Natural Resources Co.	937	152,281
EOG Resources, Inc.	1,794	149,691
Chevron Corp.	1,248	130,716
Total Energy		2,865,846

Communications - 6.4%
Lumen Technologies, Inc.	51,876	704,995
ViacomCBS, Inc. — Class B	6,780	306,456
AT&T, Inc.	7,690	221,318
DISH Network Corp. — Class A*	5,241	219,074
Juniper Networks, Inc.	6,402	175,095
Fox Corp. — Class A	4,074	151,267
Interpublic Group of Companies, Inc.	4,320	140,357
Discovery, Inc. — Class C*	4,310	124,904
News Corp. — Class A	4,347	112,022
Discovery, Inc. — Class A*,1	2,232	68,478
Fox Corp. — Class B	1,880	66,176
News Corp. — Class B	1,348	32,824
Total Communications		2,322,966

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
S&P 500® PURE VALUE FUND

	Shares	Value
Industrial - 4.6%
Westrock Co.	7,114	$378,607
Textron, Inc.	3,843	264,283
Huntington Ingalls Industries, Inc.	1,020	214,965
Howmet Aerospace, Inc.*	5,990	206,475
Raytheon Technologies Corp.	2,098	178,981
Westinghouse Air Brake Technologies Corp.	1,870	153,901
General Dynamics Corp.	700	131,782
General Electric Co.	8,955	120,534
Total Industrial		1,649,528

Technology - 3.4%
Hewlett Packard Enterprise Co.	36,360	530,129
Western Digital Corp.*	4,315	307,098
HP, Inc.	7,409	223,678
DXC Technology Co.*	4,296	167,286
Total Technology		1,228,191

Utilities - 2.7%
Exelon Corp.	5,699	252,523
Consolidated Edison, Inc.	1,960	140,571
FirstEnergy Corp.	3,630	135,072
Evergy, Inc.	2,200	132,946
Pinnacle West Capital Corp.	1,380	113,119
PPL Corp.	3,700	103,489
Edison International	1,540	89,043
Total Utilities		966,763

Basic Materials - 2.2%
Nucor Corp.	3,876	371,825
Mosaic Co.	8,705	277,776
International Paper Co.	2,228	136,599
Total Basic Materials		786,200

Total Common Stocks
(Cost $24,834,638)		35,777,103

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.1%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	$18,512	18,512
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	7,288	7,288
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	7,146	7,146
Total Repurchase Agreements
(Cost $32,946)		32,946

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	52,824	52,824
Total Securities Lending Collateral
(Cost $52,824)		52,824

Total Investments - 99.7%
(Cost $24,920,408)		$35,862,873
Other Assets & Liabilities, net - 0.3%		90,550
Total Net Assets - 100.0%		$35,953,423

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2021.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
S&P 500® PURE VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$35,777,103	$—	$—	$35,777,103
Repurchase Agreements	—	32,946	—	32,946
Securities Lending Collateral	52,824	—	—	52,824
Total Assets	$35,829,927	$32,946	$—	$35,862,873

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments, at value - including $52,279 of securities loaned (cost $24,887,462)	$35,829,927
Repurchase agreements, at value (cost $32,946)	32,946
Receivables:
Securities sold	480,211
Dividends	46,459
Securities lending income	50
Total assets	36,389,593

Liabilities:
Payable for:
Fund shares redeemed	288,228
Return of securities lending collateral	52,824
Management fees	26,879
Transfer agent and administrative fees	9,641
Investor service fees	8,960
Portfolio accounting fees	3,584
Trustees’ fees*	324
Miscellaneous	45,730
Total liabilities	436,170
Commitments and contingent liabilities (Note 11)	—
Net assets	$35,953,423

Net assets consist of:
Paid in capital	$27,341,842
Total distributable earnings (loss)	8,611,581
Net assets	$35,953,423
Capital shares outstanding	611,463
Net asset value per share	$58.80

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends	$435,350
Interest	18
Income from securities lending, net	86
Total investment income	435,454

Expenses:
Management fees	132,071
Investor service fees	44,024
Transfer agent and administrative fees	55,132
Professional fees	25,346
Portfolio accounting fees	17,609
Custodian fees	2,379
Trustees’ fees*	2,346
Miscellaneous	2,713
Total expenses	281,620
Net investment income	153,834

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	269,364
Net realized gain	269,364
Net change in unrealized appreciation (depreciation) on:
Investments	6,310,563
Net change in unrealized appreciation (depreciation)	6,310,563
Net realized and unrealized gain	6,579,927
Net increase in net assets resulting from operations	$6,733,761

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$153,834	$207,689
Net realized gain (loss) on investments	269,364	(342,346)
Net change in unrealized appreciation (depreciation) on investments	6,310,563	(485,148)
Net increase (decrease) in net assets resulting from operations	6,733,761	(619,805)

Distributions to shareholders	—	(1,768,964)

Capital share transactions:
Proceeds from sale of shares	43,740,720	27,521,313
Distributions reinvested	—	1,768,964
Cost of shares redeemed	(40,520,187)	(33,633,141)
Net increase (decrease) from capital share transactions	3,220,533	(4,342,864)
Net increase (decrease) in net assets	9,954,294	(6,731,633)

Net assets:
Beginning of period	25,999,129	32,730,762
End of period	$35,953,423	$25,999,129

Capital share activity:
Shares sold	786,878	678,561
Shares issued from reinvestment of distributions	—	47,135
Shares redeemed	(731,446)	(733,904)
Net increase (decrease) in shares	55,432	(8,208)

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[d]
Per Share Data
Net asset value, beginning of period	$46.76	$58.01	$48.02	$61.83	$56.45	$50.08
Income (loss) from investment operations:
Net investment income (loss)[b]	.24	.46	.59	.53	.35	.83
Net gain (loss) on investments (realized and unrealized)	11.80	(7.59)	10.53	(7.82)	8.28	9.87
Total from investment operations	12.04	(7.13)	11.12	(7.29)	8.63	10.70
Less distributions from:
Net investment income	—	(.85)	(.45)	(.53)	(.46)	(1.23)
Net realized gains	—	(3.27)	(.68)	(5.99)	(2.79)	(3.10)
Total distributions	—	(4.12)	(1.13)	(6.52)	(3.25)	(4.33)
Net asset value, end of period	$58.80	$46.76	$58.01	$48.02	$61.83	$56.45

Total Return[c]	25.75%	(10.56%)	23.27%	(13.32%)	15.86%	17.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,953	$25,999	$32,731	$33,111	$44,496	$44,849
Ratios to average net assets:
Net investment income (loss)	0.87%	1.08%	1.10%	0.91%	0.61%	0.88%
Total expenses	1.60%	1.73%	1.72%	1.63%	1.61%	1.56%
Portfolio turnover rate	100%	157%	144%	197%	127%	207%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Share split — Per share amounts for the year ended December 31, 2016 have been restated to reflect a 2:1 share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

S&P MIDCAP 400® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
STAAR Surgical Co.	3.3%
RH	3.0%
SLM Corp.	2.3%
Brighthouse Financial, Inc.	2.3%
Brooks Automation, Inc.	2.2%
Axon Enterprise, Inc.	2.2%
Medpace Holdings, Inc.	2.2%
Repligen Corp.	2.2%
Boston Beer Company, Inc. — Class A	2.2%
YETI Holdings, Inc.	2.1%
Top Ten Total	24.0%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
S&P MidCap 400® Pure Growth Fund	11.08%	48.66%	12.24%	9.08%
S&P MidCap 400 Pure Growth Index	12.08%	51.34%	14.11%	10.73%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Consumer, Non-cyclical - 34.9%
STAAR Surgical Co.*	4,317	$658,343
Medpace Holdings, Inc.*	2,457	433,980
Repligen Corp.*	2,168	432,776
Boston Beer Company, Inc. — Class A*	420	428,736
Syneos Health, Inc.*	3,786	338,809
R1 RCM, Inc.*	14,960	332,710
Paylocity Holding Corp.*	1,680	320,544
Halozyme Therapeutics, Inc.*	6,337	287,763
Darling Ingredients, Inc.*	4,250	286,875
Quidel Corp.*	2,190	280,583
Penumbra, Inc.*	924	253,231
HealthEquity, Inc.*	3,020	243,050
Bio-Techne Corp.	512	230,533
Emergent BioSolutions, Inc.*	3,630	228,654
ASGN, Inc.*	2,090	202,584
Amedisys, Inc.*	825	202,067
Exelixis, Inc.*	10,921	198,981
PRA Health Sciences, Inc.*	1,171	193,461
Helen of Troy Ltd.*	840	191,621
Masimo Corp.*	785	190,323
FTI Consulting, Inc.*	1,209	165,162
Arrowhead Pharmaceuticals, Inc.*	1,941	160,753
Neurocrine Biosciences, Inc.*	1,540	149,873
Insperity, Inc.	1,520	137,362
LHC Group, Inc.*	670	134,174
Jazz Pharmaceuticals plc*	661	117,420
Chemed Corp.	190	90,155
Total Consumer, Non-cyclical		6,890,523

Consumer, Cyclical - 23.6%
RH*	859	583,261
YETI Holdings, Inc.*	4,490	412,272
Wingstop, Inc.	2,462	388,085
Scotts Miracle-Gro Co. — Class A	1,924	369,254
Fox Factory Holding Corp.*	2,362	367,669
Lithia Motors, Inc. — Class A	1,029	353,606
Crocs, Inc.*	2,970	346,065
Williams-Sonoma, Inc.	2,123	338,937
Deckers Outdoor Corp.*	760	291,893
Ollie’s Bargain Outlet Holdings, Inc.*	3,096	260,466
Churchill Downs, Inc.	1,281	253,971
Five Below, Inc.*	1,112	214,916
Tempur Sealy International, Inc.	4,250	166,557
Texas Roadhouse, Inc. — Class A	1,130	108,706
Mattel, Inc.*	5,339	107,314
Jack in the Box, Inc.	830	92,495
Total Consumer, Cyclical		4,655,467

Industrial - 14.8%
Axon Enterprise, Inc.*	2,503	442,530
Trex Company, Inc.*	3,888	397,392
II-VI, Inc.*	5,230	379,646
TopBuild Corp.*	1,740	344,137
Knight-Swift Transportation Holdings, Inc.	5,229	237,710
Timken Co.	2,128	171,496
Simpson Manufacturing Company, Inc.	1,500	165,660
Tetra Tech, Inc.	1,049	128,020
Toro Co.	1,129	124,054
Graco, Inc.	1,580	119,606
Cognex Corp.	1,394	117,166
Mercury Systems, Inc.*	1,578	104,590
Universal Display Corp.	429	95,380
Lincoln Electric Holdings, Inc.	715	94,173
Total Industrial		2,921,560

Technology - 8.5%
Brooks Automation, Inc.	4,660	444,005
Sailpoint Technologies Holdings, Inc.*	4,850	247,690
CMC Materials, Inc.	1,434	216,161
Lattice Semiconductor Corp.*	3,500	196,630
Fair Isaac Corp.*	355	178,451
Qualys, Inc.*	1,550	156,069
Lumentum Holdings, Inc.*	1,694	138,959
MKS Instruments, Inc.	597	106,236
Total Technology		1,684,201

Financial - 8.2%
SLM Corp.	21,660	453,560
Brighthouse Financial, Inc.*	9,870	449,480
Kinsale Capital Group, Inc.	1,810	298,234
Brown & Brown, Inc.	3,020	160,483
Primerica, Inc.	925	141,654
Interactive Brokers Group, Inc. — Class A	1,800	118,314
Total Financial		1,621,725

Energy - 6.8%
SolarEdge Technologies, Inc.*	1,433	396,038
Sunrun, Inc.*	5,450	304,001
Antero Midstream Corp.	26,250	272,738
First Solar, Inc.*	2,697	244,106
CNX Resources Corp.*	9,320	127,311
Total Energy		1,344,194

Communications - 1.6%
Cable One, Inc.	80	153,025
FactSet Research Systems, Inc.	320	107,395
New York Times Co. — Class A	1,483	64,585
Total Communications		325,005

Basic Materials - 1.1%
Cleveland-Cliffs, Inc.*,1	9,820	211,719

Total Common Stocks
(Cost $14,181,693)		19,654,394

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
S&P MIDCAP 400® PURE GROWTH FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	$78,908	$78,908
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	31,066	31,066
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	30,457	30,457
Total Repurchase Agreements
(Cost $140,431)		140,431

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	11,696	11,696
Total Securities Lending Collateral
(Cost $11,696)		11,696

Total Investments - 100.3%
(Cost $14,333,820)		$19,806,521
Other Assets & Liabilities, net - (0.3)%		(57,046)
Total Net Assets - 100.0%		$19,749,475

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2021.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$19,654,394	$—	$—	$19,654,394
Repurchase Agreements	—	140,431	—	140,431
Securities Lending Collateral	11,696	—	—	11,696
Total Assets	$19,666,090	$140,431	$—	$19,806,521

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments, at value - including $11,729 of securities loaned (cost $14,193,389)	$19,666,090
Repurchase agreements, at value (cost $140,431)	140,431
Receivables:
Fund shares sold	214,478
Dividends	1,689
Securities lending income	17
Total assets	20,022,705

Liabilities:
Payable for:
Securities purchased	201,360
Management fees	11,950
Return of securities lending collateral	11,696
Fund shares redeemed	8,181
Transfer agent and administrative fees	4,286
Investor service fees	3,983
Portfolio accounting fees	1,593
Trustees’ fees*	214
Miscellaneous	29,967
Total liabilities	273,230
Commitments and contingent liabilities (Note 11)	—
Net assets	$19,749,475

Net assets consist of:
Paid in capital	$12,469,923
Total distributable earnings (loss)	7,279,552
Net assets	$19,749,475
Capital shares outstanding	392,419
Net asset value per share	$50.33

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends	$33,984
Interest	16
Income from securities lending, net	47
Total investment income	34,047

Expenses:
Management fees	76,093
Investor service fees	25,364
Transfer agent and administrative fees	33,388
Professional fees	14,166
Portfolio accounting fees	10,146
Trustees’ fees*	1,949
Custodian fees	1,437
Miscellaneous	481
Total expenses	163,024
Net investment loss	(128,977)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	869,148
Net realized gain	869,148
Net change in unrealized appreciation (depreciation) on:
Investments	1,274,925
Net change in unrealized appreciation (depreciation)	1,274,925
Net realized and unrealized gain	2,144,073
Net increase in net assets resulting from operations	$2,015,096

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(128,977)	$(161,933)
Net realized gain on investments	869,148	1,838,567
Net change in unrealized appreciation (depreciation) on investments	1,274,925	3,082,718
Net increase in net assets resulting from operations	2,015,096	4,759,352

Distributions to shareholders	—	(549,822)

Capital share transactions:
Proceeds from sale of shares	9,825,708	23,579,335
Distributions reinvested	—	549,822
Cost of shares redeemed	(12,960,987)	(20,206,916)
Net increase (decrease) from capital share transactions	(3,135,279)	3,922,241
Net increase (decrease) in net assets	(1,120,183)	8,131,771

Net assets:
Beginning of period	20,869,658	12,737,887
End of period	$19,749,475	$20,869,658

Capital share activity:
Shares sold	197,418	651,346
Shares issued from reinvestment of distributions	—	15,320
Shares redeemed	(265,553)	(558,244)
Net increase (decrease) in shares	(68,135)	108,422

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$45.31	$36.17	$31.34	$39.31	$33.11	$32.23
Income (loss) from investment operations:
Net investment income (loss)[b]	(.31)	(.41)	(.27)	(.28)	(.25)	(.22)
Net gain (loss) on investments (realized and unrealized)	5.33	11.04	5.10	(4.97)	6.45	1.10
Total from investment operations	5.02	10.63	4.83	(5.25)	6.20	.88
Less distributions from:
Net realized gains	—	(1.49)	—	(2.72)	—	—
Total distributions	—	(1.49)	—	(2.72)	—	—
Net asset value, end of period	$50.33	$45.31	$36.17	$31.34	$39.31	$33.11

Total Return[c]	11.08%	30.47%	15.41%	(14.83%)	18.73%	2.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,749	$20,870	$12,738	$14,210	$20,394	$19,061
Ratios to average net assets:
Net investment income (loss)	(1.27%)	(1.13%)	(0.77%)	(0.72%)	(0.70%)	(0.71%)
Total expenses	1.61%	1.72%	1.73%	1.62%	1.61%	1.56%
Portfolio turnover rate	54%	204%	176%	183%	233%	296%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

S&P MIDCAP 400® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
HollyFrontier Corp.	2.2%
Telephone & Data Systems, Inc.	2.2%
Navient Corp.	2.1%
Avnet, Inc.	2.1%
Commercial Metals Co.	2.1%
Kohl’s Corp.	1.9%
World Fuel Services Corp.	1.8%
AutoNation, Inc.	1.8%
Graham Holdings Co. — Class B	1.8%
SYNNEX Corp.	1.8%
Top Ten Total	19.8%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
S&P MidCap 400® Pure Value Fund	24.81%	81.11%	12.45%	10.10%
S&P MidCap 400 Pure Value Index	25.97%	85.12%	14.48%	12.19%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Financial - 38.8%
Navient Corp.	26,682	$515,763
Jefferies Financial Group, Inc.	11,497	393,197
Reinsurance Group of America, Inc. — Class A	3,185	363,090
Old Republic International Corp.	13,826	344,406
Mercury General Corp.	4,881	317,021
CNO Financial Group, Inc.	13,182	311,359
Associated Banc-Corp.	13,274	271,852
Macerich Co. REIT	14,590	266,267
Sterling Bancorp	10,707	265,427
First American Financial Corp.	4,250	264,987
FNB Corp.	21,484	264,898
Jones Lang LaSalle, Inc.*	1,290	252,144
Valley National Bancorp	17,593	236,274
Wintrust Financial Corp.	3,100	234,453
SL Green Realty Corp. REIT	2,830	226,400
First Horizon Corp.	12,714	219,698
Fulton Financial Corp.	13,880	219,026
Pinnacle Financial Partners, Inc.	2,370	209,247
Alleghany Corp.*	310	206,792
Bank OZK	4,887	206,036
Washington Federal, Inc.	6,440	204,663
New York Community Bancorp, Inc.	18,120	199,682
Hancock Whitney Corp.	4,391	195,136
Hanover Insurance Group, Inc.	1,410	191,252
Trustmark Corp.	6,110	188,188
American Financial Group, Inc.	1,490	185,833
Kemper Corp.	2,431	179,651
Cathay General Bancorp	4,530	178,301
United Bankshares, Inc.	4,810	175,565
MGIC Investment Corp.	12,780	173,808
Synovus Financial Corp.	3,876	170,079
Alliance Data Systems Corp.	1,600	166,704
International Bancshares Corp.	3,710	159,307
BancorpSouth Bank	4,980	141,083
Prosperity Bancshares, Inc.	1,894	135,989
Webster Financial Corp.	2,483	132,443
East West Bancorp, Inc.	1,817	130,261
Pebblebrook Hotel Trust REIT	5,256	123,779
UMB Financial Corp.	1,300	120,978
CIT Group, Inc.	2,232	115,149
Selective Insurance Group, Inc.	1,350	109,552
Janus Henderson Group plc	2,550	98,966
Texas Capital Bancshares, Inc.*	1,475	93,648
Sabra Health Care REIT, Inc.	5,060	92,092
Cousins Properties, Inc. REIT	2,460	90,479
Total Financial		9,340,925

Consumer, Cyclical - 21.1%
Kohl’s Corp.	8,090	445,840
World Fuel Services Corp.	13,596	431,401
AutoNation, Inc.*	4,547	431,101
Foot Locker, Inc.	5,904	363,864
Dick’s Sporting Goods, Inc.	3,517	352,368
Dana, Inc.	14,738	350,175
Taylor Morrison Home Corp. — Class A*	13,233	349,616
Univar Solutions, Inc.*	13,960	340,345
Tri Pointe Homes, Inc.*	15,848	339,623
KB Home	6,560	267,123
Murphy USA, Inc.	1,790	238,732
Goodyear Tire & Rubber Co.*	12,322	211,322
BJ’s Wholesale Club Holdings, Inc.*	4,404	209,542
Lear Corp.	1,078	188,952
Thor Industries, Inc.	1,540	174,020
Urban Outfitters, Inc.*	3,655	150,659
Adient plc*	3,289	148,663
KAR Auction Services, Inc.*	5,257	92,260
Total Consumer, Cyclical		5,085,606

Industrial - 14.9%
Avnet, Inc.	12,646	506,851
SYNNEX Corp.	3,487	424,577
Arrow Electronics, Inc.*	3,343	380,534
Ryder System, Inc.	4,023	299,029
Jabil, Inc.	5,100	296,412
MasTec, Inc.*	2,230	236,603
Greif, Inc. — Class A	3,772	228,395
EMCOR Group, Inc.	1,740	214,351
Oshkosh Corp.	1,400	174,496
MDU Resources Group, Inc.	5,288	165,726
AECOM*	2,363	149,625
Dycom Industries, Inc.*	1,677	124,987
Kirby Corp.*	1,770	107,333
Colfax Corp.*	2,270	103,989
Trinity Industries, Inc.	3,554	95,567
GATX Corp.	890	78,738
Total Industrial		3,587,213

Consumer, Non-cyclical - 9.1%
Graham Holdings Co. — Class B	680	431,052
ManpowerGroup, Inc.	2,799	332,829
Sprouts Farmers Market, Inc.*	12,007	298,374
Pilgrim’s Pride Corp.*	13,000	288,340
Tenet Healthcare Corp.*	3,608	241,700
TreeHouse Foods, Inc.*	5,066	225,538
Adtalem Global Education, Inc.*	4,921	175,384
Ingredion, Inc.	1,399	126,610
Strategic Education, Inc.	850	64,651
Total Consumer, Non-cyclical		2,184,478

Basic Materials - 4.8%
Commercial Metals Co.	16,069	493,640
Steel Dynamics, Inc.	3,237	192,925
Reliance Steel & Aluminum Co.	1,208	182,287
United States Steel Corp.	6,301	151,224
Minerals Technologies, Inc.	1,573	123,748
Total Basic Materials		1,143,824

Technology - 3.8%
Xerox Holdings Corp.	17,560	412,484
NCR Corp.*	4,790	218,472

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value
NetScout Systems, Inc.*	5,764	$164,505
KBR, Inc.	3,080	117,502
Total Technology		912,963

Communications - 3.3%
Telephone & Data Systems, Inc.	23,605	534,889
Viasat, Inc.*	5,040	251,194
Total Communications		786,083

Energy - 2.2%
HollyFrontier Corp.	16,310	536,599

Utilities - 1.4%
Southwest Gas Holdings, Inc.	1,986	131,453
UGI Corp.	2,581	119,526
ALLETE, Inc.	1,310	91,674
Total Utilities		342,653

Total Common Stocks
(Cost $17,946,058)		23,920,344

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.5%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	$62,559	62,559
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	24,629	24,629
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	24,146	24,146
Total Repurchase Agreements
(Cost $111,334)		111,334

Total Investments - 99.9%
(Cost $18,057,392)		$24,031,678
Other Assets & Liabilities, net - 0.1%		19,146
Total Net Assets - 100.0%		$24,050,824

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$23,920,344	$—	$—	$23,920,344
Repurchase Agreements	—	111,334	—	111,334
Total Assets	$23,920,344	$111,334	$—	$24,031,678

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments, at value (cost $17,946,058)	$23,920,344
Repurchase agreements, at value (cost $111,334)	111,334
Receivables:
Securities sold	141,929
Dividends	26,140
Total assets	24,199,747

Liabilities:
Payable for:
Fund shares redeemed	91,448
Management fees	15,567
Professional fees	12,973
Transfer agent and administrative fees	5,584
Investor service fees	5,189
Portfolio accounting fees	2,076
Trustees’ fees*	205
Miscellaneous	15,881
Total liabilities	148,923
Commitments and contingent liabilities (Note 11)	—
Net assets	$24,050,824

Net assets consist of:
Paid in capital	$18,651,521
Total distributable earnings (loss)	5,399,303
Net assets	$24,050,824
Capital shares outstanding	445,657
Net asset value per share	$53.97

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends	$218,146
Interest	12
Income from securities lending, net	1,444
Total investment income	219,602

Expenses:
Management fees	80,253
Investor service fees	26,751
Transfer agent and administrative fees	33,964
Professional fees	14,505
Portfolio accounting fees	10,700
Trustees’ fees*	1,597
Custodian fees	1,464
Miscellaneous	2,057
Total expenses	171,291
Net investment income	48,311

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	152,530
Net realized gain	152,530
Net change in unrealized appreciation (depreciation) on:
Investments	3,606,181
Net change in unrealized appreciation (depreciation)	3,606,181
Net realized and unrealized gain	3,758,711
Net increase in net assets resulting from operations	$3,807,022

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

S&P MIDCAP 400® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment income	$48,311	$22,361
Net realized gain on investments	152,530	101,276
Net change in unrealized appreciation (depreciation) on investments	3,606,181	1,081,423
Net increase in net assets resulting from operations	3,807,022	1,205,060

Distributions to shareholders	—	(307,126)

Capital share transactions:
Proceeds from sale of shares	24,148,815	24,813,296
Distributions reinvested	—	307,126
Cost of shares redeemed	(20,273,190)	(19,068,103)
Net increase from capital share transactions	3,875,625	6,052,319
Net increase in net assets	7,682,647	6,950,253

Net assets:
Beginning of period	16,368,177	9,417,924
End of period	$24,050,824	$16,368,177

Capital share activity:
Shares sold	468,908	687,958
Shares issued from reinvestment of distributions	—	9,769
Shares redeemed	(401,827)	(542,587)
Net increase in shares	67,081	155,140

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[d]
Per Share Data
Net asset value, beginning of period	$43.24	$42.15	$34.42	$49.79	$54.35	$42.30
Income (loss) from investment operations:
Net investment income (loss)[b]	.12	.09	.14	(.01)	(.05)	(.06)
Net gain (loss) on investments (realized and unrealized)	10.61	2.49	7.59	(7.95)	6.13	12.41
Total from investment operations	10.73	2.58	7.73	(7.96)	6.08	12.35
Less distributions from:
Net investment income	—	(.15)	—	—	—	(.30)
Net realized gains	—	(1.34)	—	(7.41)	(10.64)	—
Total distributions	—	(1.49)	—	(7.41)	(10.64)	(.30)
Net asset value, end of period	$53.97	$43.24	$42.15	$34.42	$49.79	$54.35

Total Return[c]	24.81%	7.42%	22.46%	(18.98%)	13.15%	28.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,051	$16,368	$9,418	$8,985	$17,415	$30,207
Ratios to average net assets:
Net investment income (loss)	0.45%	0.27%	0.35%	(0.03%)	(0.10%)	(0.07%)
Total expenses	1.60%	1.72%	1.73%	1.62%	1.61%	1.56%
Portfolio turnover rate	83%	320%	188%	145%	144%	282%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Share split — Per share amounts for the year ended December 31, 2016 have been restated to reflect a 2:1 share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

S&P SMALLCAP 600® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Vista Outdoor, Inc.	2.4%
Fulgent Genetics, Inc.	2.4%
Mr Cooper Group, Inc.	1.9%
Bonanza Creek Energy, Inc.	1.9%
MarineMax, Inc.	1.9%
Celsius Holdings, Inc.	1.8%
Big Lots, Inc.	1.8%
Hibbett, Inc.	1.8%
Community Health Systems, Inc.	1.8%
Medifast, Inc.	1.7%
Top Ten Total	19.4%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
S&P SmallCap 600® Pure Growth Fund	17.12%	60.09%	13.49%	10.85%
S&P SmallCap 600 Pure Growth Index	18.16%	63.40%	15.62%	12.87%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Consumer, Non-cyclical - 30.6%
Fulgent Genetics, Inc.*,1	4,942	$455,801
Celsius Holdings, Inc.*	4,560	346,971
Community Health Systems, Inc.*	21,700	335,048
Medifast, Inc.	1,141	322,880
Alarm.com Holdings, Inc.*	2,621	221,999
Joint Corp.*	2,620	219,870
Meridian Bioscience, Inc.*	8,780	194,740
Corcept Therapeutics, Inc.*	8,566	188,452
Zynex, Inc.*,1	11,402	177,073
Rent-A-Center, Inc.	3,109	164,995
Coherus Biosciences, Inc.*	11,920	164,854
Collegium Pharmaceutical, Inc.*	6,800	160,752
Avanos Medical, Inc.*	4,400	160,028
Merit Medical Systems, Inc.*	2,450	158,417
Supernus Pharmaceuticals, Inc.*	4,980	153,334
Innoviva, Inc.*	11,398	152,847
National Beverage Corp.	3,140	148,302
B&G Foods, Inc.[1]	4,490	147,272
Ensign Group, Inc.	1,670	144,739
NeoGenomics, Inc.*	3,110	140,478
Green Dot Corp. — Class A*	2,980	139,613
Pennant Group, Inc.*	3,276	133,988
Pacira BioSciences, Inc.*	2,160	131,069
ModivCare, Inc.*	770	130,954
Vericel Corp.*	2,480	130,200
Arlo Technologies, Inc.*	14,180	95,998
Xencor, Inc.*	2,700	93,123
REGENXBIO, Inc.*	2,262	87,879
Luminex Corp.	2,290	84,272
Omnicell, Inc.*	550	83,298
Cytokinetics, Inc.*,1	3,560	70,452
EVERTEC, Inc.	1,535	67,003
LeMaitre Vascular, Inc.	1,094	66,756
Heska Corp.*	280	64,324
Addus HomeCare Corp.*	657	57,317
WD-40 Co.	210	53,821
Tactile Systems Technology, Inc.*	1,020	53,040
Forrester Research, Inc.*	1,130	51,754
Total Consumer, Non-cyclical		5,753,713

Consumer, Cyclical - 18.1%
Vista Outdoor, Inc.*	9,950	460,486
MarineMax, Inc.*	7,290	355,315
Big Lots, Inc.	5,197	343,054
Hibbett, Inc.	3,760	337,009
Century Communities, Inc.	4,390	292,111
LGI Homes, Inc.*	1,621	262,505
iRobot Corp.*	2,750	256,822
Sleep Number Corp.*	2,089	229,686
Installed Building Products, Inc.	1,540	188,434
Meritage Homes Corp.*	1,510	142,061
Lumber Liquidators Holdings, Inc.*	5,340	112,674
Dine Brands Global, Inc.*	1,220	108,885
PetMed Express, Inc.[1]	2,390	76,121
LCI Industries	510	67,024
Dorman Products, Inc.*	620	64,275
Shake Shack, Inc. — Class A*	584	62,500
Tupperware Brands Corp.*	1,730	41,087
Total Consumer, Cyclical		3,400,049

Financial - 16.9%
Mr Cooper Group, Inc.*	10,930	361,346
Innovative Industrial Properties, Inc. REIT	1,473	281,372
St. Joe Co.	5,742	256,151
Trupanion, Inc.*	2,170	249,767
Safehold, Inc. REIT	2,814	220,899
Brightsphere Investment Group, Inc.	8,390	196,578
StoneX Group, Inc.*	3,224	195,600
HCI Group, Inc.[1]	1,740	173,008
Virtus Investment Partners, Inc.	604	167,773
Axos Financial, Inc.*	3,200	148,448
Palomar Holdings, Inc.*	1,910	144,129
Triumph Bancorp, Inc.*	1,890	140,333
ServisFirst Bancshares, Inc.	1,930	131,201
Essential Properties Realty Trust, Inc. REIT	4,204	113,676
Walker & Dunlop, Inc.	1,060	110,643
eHealth, Inc.*	1,400	81,760
PRA Group, Inc.*	2,090	80,402
NMI Holdings, Inc. — Class A*	3,244	72,925
Community Healthcare Trust, Inc. REIT	1,243	58,993
Total Financial		3,185,004

Technology - 11.8%
MicroStrategy, Inc. — Class A*,1	443	294,374
SPS Commerce, Inc.*	1,681	167,848
Simulations Plus, Inc.	2,910	159,788
TTEC Holdings, Inc.	1,521	156,800
Ultra Clean Holdings, Inc.*	2,547	136,825
Onto Innovation, Inc.*	1,870	136,585
LivePerson, Inc.*	1,910	120,788
FormFactor, Inc.*	3,026	110,328
Agilysys, Inc.*	1,831	104,129
Power Integrations, Inc.	1,246	102,247
Diodes, Inc.*	1,225	97,718
Ebix, Inc.	2,850	96,615
CEVA, Inc.*	2,000	94,600
Allscripts Healthcare Solutions, Inc.*	5,010	92,735
ExlService Holdings, Inc.*	811	86,177
8x8, Inc.*	2,697	74,869
Tabula Rasa HealthCare, Inc.*	1,410	70,500
Cohu, Inc.*	1,870	68,797
OneSpan, Inc.*	2,220	56,698
Total Technology		2,228,421

Industrial - 11.5%
Chart Industries, Inc.*	1,530	223,870
Vicor Corp.*	1,754	185,468
Advanced Energy Industries, Inc.	1,624	183,041
Comfort Systems USA, Inc.	2,280	179,641
Saia, Inc.*	835	174,924
AeroVironment, Inc.*	1,350	135,203

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value
Patrick Industries, Inc.	1,822	$133,006
PGT Innovations, Inc.*	5,310	123,351
Matson, Inc.	1,490	95,360
AAON, Inc.	1,480	92,633
Alamo Group, Inc.	540	82,447
Forward Air Corp.	913	81,942
Exponent, Inc.	830	74,044
Federal Signal Corp.	1,839	73,983
Gibraltar Industries, Inc.*	930	70,969
Marten Transport Ltd.	4,280	70,577
Proto Labs, Inc.*	720	66,096
Franklin Electric Company, Inc.	761	61,352
Badger Meter, Inc.	620	60,834
Total Industrial		2,168,741

Communications - 5.7%
TechTarget, Inc.*	3,159	244,791
Stamps.com, Inc.*	1,008	201,893
Shutterstock, Inc.	1,701	166,987
Perficient, Inc.*	1,384	111,301
Vonage Holdings Corp.*	7,270	104,761
Cincinnati Bell, Inc.*	6,000	92,520
QuinStreet, Inc.*	4,529	84,149
Viavi Solutions, Inc.*	3,487	61,580
Total Communications		1,067,982

Energy - 3.7%
Bonanza Creek Energy, Inc.	7,550	355,378
Renewable Energy Group, Inc.*	4,199	261,766
DMC Global, Inc.*	1,238	69,588
Total Energy		686,732

Basic Materials - 1.2%
Quaker Chemical Corp.	510	120,967
Livent Corp.*	5,763	111,571
Total Basic Materials		232,538

Total Common Stocks
(Cost $13,640,442)		18,723,180

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	$69,730	69,730
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	27,453	27,453
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	26,914	26,914
Total Repurchase Agreements
(Cost $124,097)		124,097

	Shares
SECURITIES LENDING COLLATERAL†,3 - 5.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	1,019,454	1,019,454
Total Securities Lending Collateral
(Cost $1,019,454)		1,019,454

Total Investments - 105.6%
(Cost $14,783,993)		$19,866,731
Other Assets & Liabilities, net - (5.6)%		(1,046,419)
Total Net Assets - 100.0%		$18,820,312

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2021.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
S&P SMALLCAP 600® PURE GROWTH FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$18,723,180	$—	$—	$18,723,180
Repurchase Agreements	—	124,097	—	124,097
Securities Lending Collateral	1,019,454	—	—	1,019,454
Total Assets	$19,742,634	$124,097	$—	$19,866,731

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments, at value - including $976,851 of securities loaned (cost $14,659,896)	$19,742,634
Repurchase agreements, at value (cost $124,097)	124,097
Receivables:
Fund shares sold	218,113
Dividends	9,142
Securities lending income	318
Total assets	20,094,304

Liabilities:
Payable for:
Return of securities lending collateral	1,019,454
Securities purchased	209,052
Management fees	10,928
Transfer agent and administrative fees	3,920
Investor service fees	3,643
Portfolio accounting fees	1,457
Fund shares redeemed	915
Trustees’ fees*	174
Miscellaneous	24,449
Total liabilities	1,273,992
Commitments and contingent liabilities (Note 11)	—
Net assets	$18,820,312

Net assets consist of:
Paid in capital	$14,046,085
Total distributable earnings (loss)	4,774,227
Net assets	$18,820,312
Capital shares outstanding	264,292
Net asset value per share	$71.21

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends	$38,852
Interest	14
Income from securities lending, net	4,178
Total investment income	43,044

Expenses:
Management fees	71,192
Investor service fees	23,731
Transfer agent and administrative fees	30,163
Professional fees	13,222
Portfolio accounting fees	9,492
Trustees’ fees*	1,396
Custodian fees	1,299
Miscellaneous	1,997
Total expenses	152,492
Net investment loss	(109,448)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	223,641
Net realized gain	223,641
Net change in unrealized appreciation (depreciation) on:
Investments	2,417,922
Net change in unrealized appreciation (depreciation)	2,417,922
Net realized and unrealized gain	2,641,563
Net increase in net assets resulting from operations	$2,532,115

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(109,448)	$(88,147)
Net realized gain on investments	223,641	167,890
Net change in unrealized appreciation (depreciation) on investments	2,417,922	1,703,710
Net increase in net assets resulting from operations	2,532,115	1,783,453

Distributions to shareholders	—	(448,156)

Capital share transactions:
Proceeds from sale of shares	22,943,704	19,287,441
Distributions reinvested	—	448,156
Cost of shares redeemed	(22,669,644)	(17,379,693)
Net increase from capital share transactions	274,060	2,355,904
Net increase in net assets	2,806,175	3,691,201

Net assets:
Beginning of period	16,014,137	12,322,936
End of period	$18,820,312	$16,014,137

Capital share activity:
Shares sold	327,643	387,331
Shares issued from reinvestment of distributions	—	9,650
Shares redeemed	(326,761)	(356,659)
Net increase in shares	882	40,322

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$60.80	$55.24	$49.07	$54.95	$49.86	$42.01
Income (loss) from investment operations:
Net investment income (loss)[b]	(.40)	(.45)	(.36)	(.60)	(.47)	(.14)
Net gain (loss) on investments (realized and unrealized)	10.81	8.42	6.53	(4.12)	8.25	7.99
Total from investment operations	10.41	7.97	6.17	(4.72)	7.78	7.85
Less distributions from:
Net realized gains	—	(2.41)	—	(1.16)	(2.69)	—
Total distributions	—	(2.41)	—	(1.16)	(2.69)	—
Net asset value, end of period	$71.21	$60.80	$55.24	$49.07	$54.95	$49.86

Total Return[c]	17.12%	15.76%	12.57%	(9.03%)	16.08%	18.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,820	$16,014	$12,323	$17,006	$20,438	$20,844
Ratios to average net assets:
Net investment income (loss)	(1.15%)	(0.93%)	(0.69%)	(1.01%)	(0.90%)	(0.32%)
Total expenses	1.61%	1.72%	1.73%	1.63%	1.61%	1.56%
Portfolio turnover rate	109%	258%	190%	313%	280%	475%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

S&P SMALLCAP 600® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Veritiv Corp.	2.5%
CONSOL Energy, Inc.	2.3%
Domtar Corp.	1.7%
Aaron’s Company, Inc.	1.6%
Conn’s, Inc.	1.6%
Olympic Steel, Inc.	1.4%
Genworth Financial, Inc. — Class A	1.4%
Green Plains, Inc.	1.4%
Consolidated Communications Holdings, Inc.	1.2%
CoreCivic, Inc.	1.2%
Top Ten Total	16.3%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
S&P SmallCap 600® Pure Value Fund	41.98%	98.99%	10.17%	8.67%
S&P SmallCap 600 Pure Value Index	43.45%	103.52%	12.19%	10.50%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Financial - 24.0%
Genworth Financial, Inc. — Class A*	95,830	$373,737
Customers Bancorp, Inc.*	6,144	239,555
Realogy Holdings Corp.*	11,402	207,744
EZCORP, Inc. — Class A*	31,344	189,004
Boston Private Financial Holdings, Inc.	12,090	178,327
Stewart Information Services Corp.	3,121	176,929
Hanmi Financial Corp.	9,050	172,493
American Equity Investment Life Holding Co.	4,971	160,663
Dime Community Bancshares, Inc.	4,740	159,359
Encore Capital Group, Inc.*	3,345	158,520
Employers Holdings, Inc.	3,680	157,504
Universal Insurance Holdings, Inc.	11,050	153,374
Investors Bancorp, Inc.	9,861	140,618
Enova International, Inc.*	4,020	137,524
Assured Guaranty Ltd.	2,802	133,039
United Insurance Holdings Corp.	22,820	130,074
Simmons First National Corp. — Class A	4,278	125,517
Service Properties Trust REIT	9,670	121,842
United Fire Group, Inc.	4,387	121,652
RPT Realty REIT	9,350	121,363
First Financial Bancorp	5,120	120,986
Central Pacific Financial Corp.	4,600	119,876
Hope Bancorp, Inc.	8,449	119,807
Office Properties Income Trust REIT	4,080	119,585
SiriusPoint Ltd.*	11,660	117,416
GEO Group, Inc. REIT[1]	16,341	116,348
First Midwest Bancorp, Inc.	5,840	115,807
Provident Financial Services, Inc.	4,870	111,474
Northfield Bancorp, Inc.	6,300	103,320
First BanCorp	8,450	100,724
Ready Capital Corp. REIT	6,252	99,219
First Commonwealth Financial Corp.	6,430	90,470
Ameris Bancorp	1,756	88,906
PennyMac Mortgage Investment Trust REIT	4,220	88,873
OFG Bancorp	3,720	82,286
Renasant Corp.	2,047	81,880
WSFS Financial Corp.	1,750	81,533
Franklin Street Properties Corp. REIT	15,360	80,794
Veritex Holdings, Inc.	2,280	80,735
Diversified Healthcare Trust REIT	19,303	80,686
S&T Bancorp, Inc.	2,570	80,441
Banner Corp.	1,480	80,231
Horace Mann Educators Corp.	1,959	73,306
BankUnited, Inc.	1,676	71,548
Allegiance Bancshares, Inc.	1,860	71,498
Acadia Realty Trust REIT	3,230	70,931
Eagle Bancorp, Inc.	1,260	70,661
Apollo Commercial Real Estate Finance, Inc. REIT	4,420	70,499
Old National Bancorp	3,668	64,593
HomeStreet, Inc.	1,580	64,369
Independent Bank Group, Inc.	760	56,225
Safety Insurance Group, Inc.	700	54,796
First Bancorp	1,300	53,183
Whitestone REIT — Class B	6,000	49,500
DiamondRock Hospitality Co. REIT*	5,020	48,694
Total Financial		6,340,038

Consumer, Cyclical - 23.2%
Veritiv Corp.*	10,956	672,918
Conn’s, Inc.*	16,418	418,659
Signet Jewelers Ltd.*	3,657	295,449
G-III Apparel Group Ltd.*	8,956	294,294
Cato Corp. — Class A	17,338	292,492
ODP Corp.*	5,569	267,368
Chico’s FAS, Inc.*	38,716	254,751
Daktronics, Inc.*	36,675	241,688
M/I Homes, Inc.*	3,880	227,640
Vera Bradley, Inc.*	18,220	225,746
Abercrombie & Fitch Co. — Class A*	4,720	219,150
Genesco, Inc.*	3,383	215,429
Bed Bath & Beyond, Inc.*	5,964	198,542
Group 1 Automotive, Inc.	1,270	196,126
GMS, Inc.*	3,920	188,709
Resideo Technologies, Inc.*	5,771	173,130
Core-Mark Holding Company, Inc.	3,706	166,807
Shoe Carnival, Inc.	2,214	158,500
Unifi, Inc.*	5,979	145,649
Asbury Automotive Group, Inc.*	840	143,951
ScanSource, Inc.*	5,086	143,069
Barnes & Noble Education, Inc.*	19,176	138,259
Sally Beauty Holdings, Inc.*	6,260	138,158
Interface, Inc. — Class A	7,440	113,832
PC Connection, Inc.	2,360	109,197
Sonic Automotive, Inc. — Class A	2,195	98,204
SkyWest, Inc.*	2,140	92,170
Marcus Corp.*,1	4,120	87,385
Ethan Allen Interiors, Inc.	2,760	76,176
HNI Corp.	1,620	71,231
Motorcar Parts of America, Inc.*	2,880	64,627
Total Consumer, Cyclical		6,129,306

Industrial - 16.3%
Olympic Steel, Inc.	12,809	376,457
US Concrete, Inc.*	3,815	281,547
Greenbrier Companies, Inc.	6,155	268,235
Granite Construction, Inc.	5,939	246,647
ArcBest Corp.	3,575	208,029
Sanmina Corp.*	5,210	202,982
DXP Enterprises, Inc.*	6,001	199,833
Benchmark Electronics, Inc.	7,020	199,789
O-I Glass, Inc.*	11,630	189,918
Griffon Corp.	7,350	188,380
Bel Fuse, Inc. — Class B	12,687	182,693
Boise Cascade Co.	2,886	168,398
Apogee Enterprises, Inc.	4,130	168,215
Atlas Air Worldwide Holdings, Inc.*	2,449	166,802
Haynes International, Inc.	4,644	164,305
Powell Industries, Inc.	5,203	161,033
TimkenSteel Corp.*	11,308	160,008

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value
Comtech Telecommunications Corp.	5,990	$144,718
TTM Technologies, Inc.*	9,806	140,226
AAR Corp.*	3,550	137,562
Hub Group, Inc. — Class A*	1,654	109,131
Encore Wire Corp.	1,180	89,432
Trinseo S.A.	1,216	72,765
Matthews International Corp. — Class A	2,020	72,639
Tredegar Corp.	1,870	25,750
Total Industrial		4,325,494

Consumer, Non-cyclical - 12.5%
Aaron’s Company, Inc.	13,280	424,827
CoreCivic, Inc.*	29,198	305,703
Fresh Del Monte Produce, Inc.	8,606	282,965
Andersons, Inc.	9,094	277,640
Seneca Foods Corp. — Class A*	5,306	271,030
SpartanNash Co.	11,700	225,927
Kelly Services, Inc. — Class A*	8,244	197,609
Magellan Health, Inc.*	2,039	192,074
Universal Corp.	2,987	170,170
Cross Country Healthcare, Inc.*	9,890	163,284
Edgewell Personal Care Co.	3,200	140,480
Invacare Corp.*	16,302	131,557
Resources Connection, Inc.	8,940	128,378
ABM Industries, Inc.	2,729	121,031
Deluxe Corp.	2,150	102,706
TrueBlue, Inc.*	3,518	98,891
Prestige Consumer Healthcare, Inc.*	1,540	80,234
Total Consumer, Non-cyclical		3,314,506

Energy - 12.4%
CONSOL Energy, Inc.*	32,664	603,304
Green Plains, Inc.*	10,980	369,148
SunCoke Energy, Inc.	41,322	295,039
SM Energy Co.	11,017	271,349
Callon Petroleum Co.*,1	4,420	254,990
Helix Energy Solutions Group, Inc.*	35,520	202,819
ProPetro Holding Corp.*	21,441	196,400
Talos Energy, Inc.*	12,160	190,182
Matrix Service Co.*	16,292	171,066
US Silica Holdings, Inc.*	10,364	119,808
PBF Energy, Inc. — Class A*	7,770	118,881
Penn Virginia Corp.*	5,000	118,050
Nabors Industries Ltd.*	915	104,529
Oil States International, Inc.*	12,119	95,134
NOW, Inc.*	8,435	80,048
Bristow Group, Inc.*	2,211	56,624
Warrior Met Coal, Inc.	2,574	44,273
Total Energy		3,291,644

Basic Materials - 6.0%
Domtar Corp.*	8,068	443,417
AdvanSix, Inc.*	7,466	222,935
Mercer International, Inc.	13,940	177,735
Carpenter Technology Corp.	4,380	176,163
Koppers Holdings, Inc.*	4,890	158,191
Clearwater Paper Corp.*	5,014	145,256
Rayonier Advanced Materials, Inc.*	20,527	137,326
Allegheny Technologies, Inc.*	4,336	90,406
Glatfelter Corp.	2,800	39,116
Total Basic Materials		1,590,545

Communications - 4.1%
Consolidated Communications Holdings, Inc.*	35,489	311,948
Scholastic Corp.	6,022	228,174
EW Scripps Co. — Class A	8,120	165,567
AMC Networks, Inc. — Class A*	1,840	122,912
Gannett Company, Inc.*	15,482	84,996
Spok Holdings, Inc.	8,322	80,058
NETGEAR, Inc.*	1,455	55,756
ePlus, Inc.*	550	47,679
Total Communications		1,097,090

Technology - 0.7%
Insight Enterprises, Inc.*	1,820	182,018
BM Technologies, Inc.*	137	1,704
Total Technology		183,722

Utilities - 0.3%
Unitil Corp.	1,350	71,510

Total Common Stocks
(Cost $19,369,205)		26,343,855

WARRANTS† - 0.0%
Nabors Industries Ltd.
Expiring 06/11/26*	374	3,740
Total Warrants
(Cost $0)		3,740

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	$78,242	78,242
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	30,803	30,803
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	30,200	30,200
Total Repurchase Agreements
(Cost $139,245)		139,245

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,3 - 1.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[4]	333,725	$333,725
Total Securities Lending Collateral
(Cost $333,725)		333,725

Total Investments - 101.3%
(Cost $19,842,175)		$26,820,565
Other Assets & Liabilities, net - (1.3)%		(354,730)
Total Net Assets - 100.0%		$26,465,835

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2021 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of June 30, 2021.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$26,343,855	$—	$—	$26,343,855
Warrants	3,740	—	—	3,740
Repurchase Agreements	—	139,245	—	139,245
Securities Lending Collateral	333,725	—	—	333,725
Total Assets	$26,681,320	$139,245	$—	$26,820,565

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments, at value - including $333,423 of securities loaned (cost $19,702,930)	$26,681,320
Repurchase agreements, at value (cost $139,245)	139,245
Receivables:
Securities sold	134,468
Dividends	14,098
Securities lending income	95
Total assets	26,969,226

Liabilities:
Payable for:
Return of securities lending collateral	333,725
Fund shares redeemed	114,802
Management fees	17,253
Transfer agent and administrative fees	6,188
Investor service fees	5,751
Portfolio accounting fees	2,300
Trustees’ fees*	163
Miscellaneous	23,209
Total liabilities	503,391
Commitments and contingent liabilities (Note 11)	—
Net assets	$26,465,835

Net assets consist of:
Paid in capital	$23,274,267
Total distributable earnings (loss)	3,191,568
Net assets	$26,465,835
Capital shares outstanding	312,129
Net asset value per share	$84.79

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends (net of foreign withholding tax of $190)	$122,278
Interest	14
Income from securities lending, net	452
Total investment income	122,744

Expenses:
Management fees	79,703
Investor service fees	26,568
Transfer agent and administrative fees	31,950
Professional fees	16,854
Portfolio accounting fees	10,627
Custodian fees	1,382
Trustees’ fees*	894
Miscellaneous	2,118
Total expenses	170,096
Net investment loss	(47,352)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	235,070
Net realized gain	235,070
Net change in unrealized appreciation (depreciation) on:
Investments	5,898,782
Net change in unrealized appreciation (depreciation)	5,898,782
Net realized and unrealized gain	6,133,852
Net increase in net assets resulting from operations	$6,086,500

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(47,352)	$(31,514)
Net realized gain (loss) on investments	235,070	(703,672)
Net change in unrealized appreciation (depreciation) on investments	5,898,782	(105,869)
Net increase (decrease) in net assets resulting from operations	6,086,500	(841,055)

Capital share transactions:
Proceeds from sale of shares	49,699,691	13,118,125
Distributions reinvested	—	—
Cost of shares redeemed	(37,450,808)	(13,223,227)
Net increase (decrease) from capital share transactions	12,248,883	(105,102)
Net increase (decrease) in net assets	18,335,383	(946,157)

Net assets:
Beginning of period	8,130,452	9,076,609
End of period	$26,465,835	$8,130,452

Capital share activity:
Shares sold	675,666	253,112
Shares redeemed	(499,691)	(259,881)
Net increase (decrease) in shares	175,975	(6,769)

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[d]
Per Share Data
Net asset value, beginning of period	$59.72	$63.51	$52.81	$66.48	$69.13	$52.48
Income (loss) from investment operations:
Net investment income (loss)[b]	(.17)	(.31)	(.17)	.08	(.23)	(.45)
Net gain (loss) on investments (realized and unrealized)	25.24	(3.48)	11.06	(13.75)	(.20)	17.10
Total from investment operations	25.07	(3.79)	10.89	(13.67)	(.43)	16.65
Less distributions from:
Net investment income	—	—	(.19)	—	—	—
Net realized gains	—	—	—	—	(2.22)	—
Total distributions	—	—	(.19)	—	(2.22)	—
Net asset value, end of period	$84.79	$59.72	$63.51	$52.81	$66.48	$69.13

Total Return[c]	41.98%	(5.97%)	20.68%	(20.58%)	(0.28%)	31.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,466	$8,130	$9,077	$8,414	$17,748	$28,408
Ratios to average net assets:
Net investment income (loss)	(0.45%)	(0.64%)	(0.28%)	0.12%	(0.35%)	(0.44%)
Total expenses	1.60%	1.72%	1.73%	1.62%	1.61%	1.56%
Portfolio turnover rate	169%	305%	248%	194%	204%	303%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Share split — Per share amounts for the year ended December 31, 2016 have been restated to reflect a 2:1 share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX Europe 50® Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	21.1%
Guggenheim Strategy Fund II	21.0%
Nestle S.A. ADR	0.7%
ASML Holding N.V. — Class G	0.6%
Roche Holding AG ADR	0.5%
Novartis AG ADR	0.4%
LVMH Moet Hennessy Louis Vuitton SE ADR	0.4%
AstraZeneca plc ADR	0.3%
SAP SE ADR	0.3%
Unilever plc ADR	0.3%
Top Ten Total	45.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Country Diversification

Country	% of Long-Term Investments
United Kingdom	28.5%
France	21.7%
Switzerland	20.0%
Germany	14.1%
Netherlands	7.1%
Denmark	2.7%
Italy	2.4%
Other	3.5%
Total Long–Term Investments	100.0%

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	June 30, 2021

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Europe 1.25x Strategy Fund	13.58%	32.96%	8.83%	2.99%
STOXX Europe 50 Index	11.46%	27.34%	9.18%	4.47%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The STOXX Europe 50 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
EUROPE 1.25x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 9.6%

Consumer, Non-cyclical - 4.0%
Nestle S.A. ADR	197	$24,574
Roche Holding AG ADR	384	18,044
Novartis AG ADR	168	15,328
AstraZeneca plc ADR[1]	180	10,782
Unilever plc ADR	180	10,530
Novo Nordisk A/S ADR	113	9,466
Sanofi ADR	156	8,215
Diageo plc ADR	40	7,668
L’Oreal S.A. ADR	84	7,509
GlaxoSmithKline plc ADR	169	6,730
British American Tobacco plc ADR	145	5,700
Adyen N.V. ADR*	96	4,717
Reckitt Benckiser Group plc ADR[1]	248	4,439
Anheuser-Busch InBev S.A. ADR	58	4,176
Bayer AG ADR	268	4,084
RELX plc ADR	135	3,601
Total Consumer, Non-cyclical		145,563

Financial - 1.0%
HSBC Holdings plc ADR	283	8,164
Allianz SE ADR	282	7,047
BNP Paribas S.A. ADR	157	4,917
Zurich Insurance Group AG ADR	102	4,106
UBS Group AG	237	3,636
AXA S.A. ADR	140	3,563
Intesa Sanpaolo SpA ADR	208	3,478
Prudential plc ADR[1]	89	3,391
Total Financial		38,302

Industrial - 0.9%
Siemens AG ADR	102	8,123
Schneider Electric SE ADR	194	6,128
Airbus SE ADR*	160	5,152
Vinci S.A. ADR	161	4,308
ABB Ltd. ADR	120	4,079
Safran S.A. ADR	104	3,611
Total Industrial		31,401

Basic Materials - 0.9%
Linde plc	35	10,118
Rio Tinto plc ADR	72	6,040
Air Liquide S.A. ADR	162	5,693
BASF SE ADR[1]	252	4,997
BHP Group plc ADR	72	4,298
Total Basic Materials		31,146

Technology - 0.8%
ASML Holding N.V. — Class G	29	20,034
SAP SE ADR	75	10,535
Total Technology		30,569

Consumer, Cyclical - 0.8%
LVMH Moet Hennessy Louis Vuitton SE ADR	90	14,202
Daimler AG ADR	230	5,149
adidas AG ADR	25	4,669
Kering S.A. ADR	50	4,383
Total Consumer, Cyclical		28,403

Energy - 0.5%
TotalEnergies SE ADR	180	8,147
BP plc ADR	228	6,023
Royal Dutch Shell plc — Class A ADR[1]	140	5,656
Total Energy		19,826

Utilities - 0.4%
Enel SpA ADR	532	4,932
Iberdrola S.A. ADR	100	4,885
National Grid plc ADR	48	3,069
Total Utilities		12,886

Communications - 0.3%
Deutsche Telekom AG ADR	221	4,699
Vodafone Group plc ADR	194	3,323
Prosus N.V. ADR	152	2,979
Total Communications		11,001

Total Common Stocks
(Cost $266,911)		349,097

MUTUAL FUNDS† - 42.1%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	76,782	765,519
Guggenheim Strategy Fund II2	30,553	763,530
Total Mutual Funds
(Cost $1,524,508)		1,529,049

	Face Amount
U.S. TREASURY BILLS†† - 10.1%
U.S. Treasury Bills
0.01% due 08/03/21[3,4]	$365,000	364,985
Total U.S. Treasury Bills
(Cost $364,997)		364,985

REPURCHASE AGREEMENTS††,5 - 31.7%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	647,471	647,471
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	254,909	254,909
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	249,910	249,910
Total Repurchase Agreements
(Cost $1,152,290)		1,152,290

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2021
EUROPE 1.25x STRATEGY FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,6 - 0.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 0.02%[7]	19,256	$19,256
Total Securities Lending Collateral
(Cost $19,256)		19,256

Total Investments - 94.0%
(Cost $3,327,962)		$3,414,677
Other Assets & Liabilities, net - 6.0%		217,053
Total Net Assets - 100.0%		$3,631,730

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
STOXX 50 Index Futures Contracts	101	Sep 2021	$4,201,744	$(43,902)
Currency Futures Contracts Purchased†
Euro FX Futures Contracts	28	Sep 2021	4,156,775	(104,384)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2021 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as futures collateral at June 30, 2021.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of June 30, 2021.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$349,097	$—	$—	$349,097
Mutual Funds	1,529,049	—	—	1,529,049
U.S. Treasury Bills	—	364,985	—	364,985
Repurchase Agreements	—	1,152,290	—	1,152,290
Securities Lending Collateral	19,256	—	—	19,256
Total Assets	$1,897,402	$1,517,275	$—	$3,414,677

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
EUROPE 1.25x STRATEGY FUND

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$104,384	$—	$—	$104,384
Equity Futures Contracts**	43,902	—	—	43,902
Total Liabilities	$148,286	$—	$—	$148,286

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the period ended June 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/21	Shares 06/30/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$429,079	$683,943	$(350,000)	$119	$389	$763,530	30,553	$3,985
Guggenheim Ultra Short Duration Fund — Institutional Class	543,073	572,792	(350,000)	150	(496)	765,519	76,782	2,821
	$972,152	$1,256,735	$(700,000)	$269	$(107)	$1,529,049		$6,806

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments in unaffiliated issuers, at value - including $18,650 of securities loaned (cost $651,164)	$733,338
Investments in affiliated issuers, at value (cost $1,524,508)	1,529,049
Repurchase agreements, at value (cost $1,152,290)	1,152,290
Foreign currency, at value	995
Receivables:
Fund shares sold	271,116
Foreign tax reclaims	7,303
Dividends	1,913
Securities lending income	49
Total assets	3,696,053

Liabilities:
Overdraft due to custodian bank	1,002
Payable for:
Variation margin on futures contracts	33,897
Return of securities lending collateral	19,256
Management fees	2,548
Securities purchased	1,504
Investor service fees	752
Transfer agent and administrative fees	658
Portfolio accounting fees	301
Fund shares redeemed	30
Trustees’ fees*	26
Miscellaneous	4,349
Total liabilities	64,323
Commitments and contingent liabilities (Note 11)	—
Net assets	$3,631,730

Net assets consist of:
Paid in capital	$4,222,820
Total distributable earnings (loss)	(591,090)
Net assets	$3,631,730
Capital shares outstanding	30,222
Net asset value per share	$120.17

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $876)	$6,566
Dividends from securities of affiliated issuers	6,806
Interest	150
Income from securities lending, net	213
Total investment income	13,735

Expenses:
Management fees	13,099
Investor service fees	3,639
Transfer agent and administrative fees	4,530
Professional fees	1,456
Portfolio accounting fees	1,402
Custodian fees	194
Trustees’ fees*	181
Miscellaneous	1,681
Total expenses	26,182
Less:
Expenses reimbursed by Adviser	(151)
Expenses waived by Adviser	(742)
Total waived/reimbursed expenses	(893)
Net expenses	25,289
Net investment loss	(11,554)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,419
Investments in affiliated issuers	269
Futures contracts	495,309
Foreign currency transactions	(446)
Net realized gain	496,551
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	23,287
Investments in affiliated issuers	(107)
Futures contracts	(168,682)
Foreign currency translations	255
Net change in unrealized appreciation (depreciation)	(145,247)
Net realized and unrealized gain	351,304
Net increase in net assets resulting from operations	$339,750

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(11,554)	$(13,580)
Net realized gain (loss) on investments	496,551	(20,081)
Net change in unrealized appreciation (depreciation) on investments	(145,247)	(87,795)
Net increase (decrease) in net assets resulting from operations	339,750	(121,456)

Distributions to shareholders	—	(34,978)

Capital share transactions:
Proceeds from sale of shares	4,024,260	5,584,974
Distributions reinvested	—	34,978
Cost of shares redeemed	(3,255,147)	(6,930,469)
Net increase (decrease) from capital share transactions	769,113	(1,310,517)
Net increase (decrease) in net assets	1,108,863	(1,466,951)

Net assets:
Beginning of period	2,522,867	3,989,818
End of period	$3,631,730	$2,522,867

Capital share activity:
Shares sold	35,579	55,745
Shares issued from reinvestment of distributions	—	361
Shares redeemed	(29,202)	(69,429)
Net increase (decrease) in shares	6,377	(13,323)

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]
Per Share Data
Net asset value, beginning of period	$105.80	$107.35	$84.49	$104.66	$82.06	$88.28
Income (loss) from investment operations:
Net investment income (loss)[b]	(.45)	(.63)	.76	1.66	.25	.25
Net gain (loss) on investments (realized and unrealized)	14.82	.73 [g]	23.18	(21.46)	23.17	(6.25)
Total from investment operations	14.37	.10	23.94	(19.80)	23.42	(6.00)
Less distributions from:
Net investment income	—	(1.65)	(1.08)	(.37)	(.82)	(.22)
Total distributions	—	(1.65)	(1.08)	(.37)	(.82)	(.22)
Net asset value, end of period	$120.17	$105.80	$107.35	$84.49	$104.66	$82.06

Total Return[c]	13.58%	0.24%	28.43%	(18.97%)	28.60%	(5.58%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,632	$2,523	$3,990	$2,687	$5,725	$2,553
Ratios to average net assets:
Net investment income (loss)	(0.79%)	(0.67%)	0.77%	1.67%	0.26%	1.70%
Total expenses[d]	1.80%	1.91%	1.88%	1.78%	1.80%	1.73%
Net expenses[e]	1.74%	1.86%	1.80%	1.77%	1.80%	1.73%
Portfolio turnover rate	84%	212%	391%	187%	121%	441%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse share split — Per share amounts for the year ended December 31, 2016, have been restated to reflect a 1:6 reverse share split effective December 1, 2016.
[g]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	23.8%
Guggenheim Ultra Short Duration Fund — Institutional Class	23.7%
Total	47.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Japan 2x Strategy Fund	(7.02%)	52.51%	18.91%	12.06%
Nikkei-225 Stock Average Index	(2.49%)	25.38%	11.42%	7.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
JAPAN 2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 47.5%
Guggenheim Strategy Fund II1	24,685	$616,886
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	61,659	614,741
Total Mutual Funds
(Cost $1,221,867)		1,231,627

	Face Amount
U.S. TREASURY BILLS†† - 12.9%
U.S. Treasury Bills
0.01% due 08/03/21[2,3]	$304,000	303,987
0.03% due 08/03/21[3]	31,000	30,999
Total U.S. Treasury Bills
(Cost $334,996)		334,986

FEDERAL AGENCY NOTES†† - 5.8%
Federal Farm Credit Bank
0.13% due 11/02/21	150,000	150,018
Total Federal Agency Notes
(Cost $150,043)		150,018

REPURCHASE AGREEMENTS††,4 - 38.2%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21	557,041	557,041
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21	219,307	219,307
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21	215,006	215,006
Total Repurchase Agreements
(Cost $991,354)		991,354

Total Investments - 104.4%
(Cost $2,698,260)		$2,707,985
Other Assets & Liabilities, net - (4.4)%		(113,856)
Total Net Assets - 100.0%		$2,594,129

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
Nikkei 225 (CME) Index Equity Futures Contracts	36	Sep 2021	$5,180,400	$(32,195)

Currency Futures Contracts Purchased†
Japanese Yen Futures Contracts	46	Sep 2021	5,179,313	(71,443)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at June 30, 2021.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
JAPAN 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,231,627	$—	$—	$1,231,627
U.S. Treasury Bills	—	334,986	—	334,986
Federal Agency Notes	—	150,018	—	150,018
Repurchase Agreements	—	991,354	—	991,354
Total Assets	$1,231,627	$1,476,358	$—	$2,707,985

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$71,443	$—	$—	$71,443
Equity Futures Contracts**	32,195	—	—	32,195
Total Liabilities	$103,638	$—	$—	$103,638

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the period ended June 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/21	Shares 06/30/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$496,862	$304,667	$(185,000)	$(148)	$505	$616,886	24,685	$4,715
Guggenheim Ultra Short Duration Fund — Institutional Class	592,484	203,253	(180,000)	(361)	(635)	614,741	61,659	3,285
	$1,089,346	$507,920	$(365,000)	$(509)	$(130)	$1,231,627		$8,000

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $485,039)	$485,004
Investments in affiliated issuers, at value (cost $1,221,867)	1,231,627
Repurchase agreements, at value (cost $991,354)	991,354
Receivables:
Fund shares sold	3,738
Dividends	1,213
Interest	32
Total assets	2,712,968

Liabilities:
Payable for:
Fund shares redeemed	65,039
Variation margin on futures contracts	45,481
Management fees	1,579
Securities purchased	1,213
Transfer agent and administrative fees	612
Investor service fees	568
Portfolio accounting fees	227
Trustees’ fees*	30
Miscellaneous	4,090
Total liabilities	118,839
Commitments and contingent liabilities (Note 11)	—
Net assets	$2,594,129

Net assets consist of:
Paid in capital	$3,805,142
Total distributable earnings (loss)	(1,211,013)
Net assets	$2,594,129
Capital shares outstanding	23,528
Net asset value per share	$110.26

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends from securities of affiliated issuers	$8,000
Interest	194
Total investment income	8,194

Expenses:
Management fees	11,305
Investor service fees	3,768
Transfer agent and administrative fees	4,886
Professional fees	2,144
Portfolio accounting fees	1,507
Trustees’ fees*	260
Custodian fees	210
Miscellaneous	68
Total expenses	24,148
Less:
Expenses waived by Adviser	(870)
Net expenses	23,278
Net investment loss	(15,084)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	364
Investments in affiliated issuers	(509)
Futures contracts	153,894
Net realized gain	153,749
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(42)
Investments in affiliated issuers	(130)
Futures contracts	(343,046)
Net change in unrealized appreciation (depreciation)	(343,218)
Net realized and unrealized loss	(189,469)
Net decrease in net assets resulting from operations	$(204,553)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 59

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(15,084)	$(13,879)
Net realized gain on investments	153,749	345,662
Net change in unrealized appreciation (depreciation) on investments	(343,218)	241,144
Net increase (decrease) in net assets resulting from operations	(204,553)	572,927

Distributions to shareholders	—	(16,959)

Capital share transactions:
Proceeds from sale of shares	3,769,907	4,641,138
Distributions reinvested	—	16,959
Cost of shares redeemed	(3,964,548)	(4,257,909)
Net increase (decrease) from capital share transactions	(194,641)	400,188
Net increase (decrease) in net assets	(399,194)	956,156

Net assets:
Beginning of period	2,993,323	2,037,167
End of period	$2,594,129	$2,993,323

Capital share activity:
Shares sold	31,534	60,712
Shares issued from reinvestment of distributions	—	223
Shares redeemed	(33,248)	(59,560)
Net increase (decrease) in shares	(1,714)	1,375

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]
Per Share Data
Net asset value, beginning of period	$118.59	$85.35	$62.30	$100.82	$67.08	$61.65
Income (loss) from investment operations:
Net investment income (loss)[b]	(.60)	(.65)	.66	.70	(.13)	(.06)
Net gain (loss) on investments (realized and unrealized)	(7.73)	34.73	23.49	(19.56)	33.87	5.49
Total from investment operations	(8.33)	34.08	24.15	(18.86)	33.74	5.43
Less distributions from:
Net investment income	—	(.84)	(1.10)	—	—	—
Net realized gains	—	—	—	(19.66)	—	—
Total distributions	—	(.84)	(1.10)	(19.66)	—	—
Net asset value, end of period	$110.26	$118.59	$85.35	$62.30	$100.82	$67.08

Total Return[c]	(7.02%)	40.46%	39.03%	(22.95%)	50.30%	8.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,594	$2,993	$2,037	$2,013	$5,614	$2,499
Ratios to average net assets:
Net investment income (loss)	(1.00%)	(0.82%)	0.89%	0.76%	(0.15%)	(0.50%)
Total expenses[d]	1.60%	1.72%	1.72%	1.58%	1.83%	1.56%
Net expenses[e]	1.54%	1.67%	1.64%	1.58%	1.83%	1.56%
Portfolio turnover rate	26%	199%	153%	180%	73%	183%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse share split — Per share amounts for the year ended December 31, 2016, have been restated to reflect a 1:6 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	30.9%
Guggenheim Strategy Fund II	19.6%
Total	50.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Strengthening Dollar 2x Strategy Fund	4.64%	(11.23%)	(0.26%)	2.72%
U.S. Dollar Index	2.78%	(5.08%)	(0.78%)	2.21%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
STRENGTHENING DOLLAR 2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 50.5%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	58,795	$586,186
Guggenheim Strategy Fund II1	14,919	372,817
Total Mutual Funds
(Cost $954,223)		959,003

	Face Amount
FEDERAL AGENCY NOTES†† - 10.0%
Federal Home Loan Banks
1.88% due 07/07/21	$140,000	140,048
Federal Farm Credit Bank
0.13% due 11/02/21	50,000	50,006
Total Federal Agency Notes
(Cost $190,057)		190,054

U.S. TREASURY BILLS†† - 3.4%
U.S. Treasury Bills
0.01% due 08/03/21[2,3]	48,000	47,998
0.03% due 08/03/21[3]	16,000	15,999
Total U.S. Treasury Bills
(Cost $63,999)		63,997

REPURCHASE AGREEMENTS††,4 - 37.1%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21[5]	395,015	395,015
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21[5]	155,517	155,517
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21[5]	152,468	152,468
Total Repurchase Agreements
(Cost $703,000)		703,000

Total Investments - 101.0%
(Cost $1,911,279)		$1,916,054
Other Assets & Liabilities, net - (1.0)%		(19,608)
Total Net Assets - 100.0%		$1,896,446

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Currency Futures Contracts Purchased†
U.S. Dollar Index Futures Contracts	36	Sep 2021	$3,324,600	$69,063

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Currency Index Swap Agreements††
Goldman Sachs International	U.S. Dollar Index	N/A	At Maturity	09/17/21	5,069	$467,941	$6,660

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at June 30, 2021.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as currency index swap collateral at June 30, 2021.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
STRENGTHENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$959,003	$—	$—	$959,003
Federal Agency Notes	—	190,054	—	190,054
U.S. Treasury Bills	—	63,997	—	63,997
Repurchase Agreements	—	703,000	—	703,000
Currency Futures Contracts**	69,063	—	—	69,063
Currency Index Swap Agreements**	—	6,660	—	6,660
Total Assets	$1,028,066	$963,711	$—	$1,991,777

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the period ended June 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/21	Shares 06/30/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$319,625	$402,650	$(350,000)	$139	$404	$372,818	14,919	$2,680
Guggenheim Ultra Short Duration Fund — Institutional Class	434,153	502,167	(350,000)	222	(357)	586,185	58,795	2,190
	$753,778	$904,817	$(700,000)	$361	$47	$959,003		$4,870

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $254,056)	$254,051
Investments in affiliated issuers, at value (cost $954,223)	959,003
Repurchase agreements, at value (cost $703,000)	703,000
Segregated cash with broker	4,722
Unrealized appreciation on OTC swap agreements	6,660
Receivables:
Variation margin on futures contracts	11,124
Fund shares sold	5,492
Interest	1,280
Dividends	811
Swap settlement	224
Total assets	1,946,367

Liabilities:
Payable for:
Fund shares redeemed	41,081
Licensing fees	3,636
Management fees	1,086
Securities purchased	813
Investor service fees	328
Transfer agent and administrative fees	287
Portfolio accounting fees	131
Trustees’ fees*	19
Miscellaneous	2,540
Total liabilities	49,921
Commitments and contingent liabilities (Note 11)	—
Net assets	$1,896,446

Net assets consist of:
Paid in capital	$3,156,746
Total distributable earnings (loss)	(1,260,300)
Net assets	$1,896,446
Capital shares outstanding	51,567
Net asset value per share	$36.78

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends from securities of affiliated issuers	$4,870
Interest	99
Total investment income	4,969

Expenses:
Management fees	8,003
Investor service fees	2,223
Transfer agent and administrative fees	2,923
Licensing fees	2,324
Portfolio accounting fees	889
Professional fees	568
Trustees’ fees*	167
Custodian fees	126
Miscellaneous	681
Total expenses	17,904
Less:
Expenses reimbursed by Adviser	(66)
Expenses waived by Adviser	(581)
Total waived/reimbursed expenses	(647)
Net expenses	17,257
Net investment loss	(12,288)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	361
Swap agreements	(320)
Futures contracts	(40,849)
Net realized loss	(40,808)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(6)
Investments in affiliated issuers	47
Swap agreements	11,049
Futures contracts	101,625
Net change in unrealized appreciation (depreciation)	112,715
Net realized and unrealized gain	71,907
Net increase in net assets resulting from operations	$59,619

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(12,288)	$(20,911)
Net realized loss on investments	(40,808)	(342,625)
Net change in unrealized appreciation (depreciation) on investments	112,715	(18,853)
Net increase (decrease) in net assets resulting from operations	59,619	(382,389)

Distributions to shareholders	—	(13,811)

Capital share transactions:
Proceeds from sale of shares	5,982,151	23,485,177
Distributions reinvested	—	13,811
Cost of shares redeemed	(5,701,290)	(22,958,927)
Net increase from capital share transactions	280,861	540,061
Net increase in net assets	340,480	143,861

Net assets:
Beginning of period	1,555,966	1,412,105
End of period	$1,896,446	$1,555,966

Capital share activity:
Shares sold	165,440	583,065
Shares issued from reinvestment of distributions	—	351
Shares redeemed	(158,139)	(573,413)
Net increase in shares	7,301	10,003

66 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data
Net asset value, beginning of period	$35.15	$41.21	$39.73	$35.53	$43.90	$43.45
Income (loss) from investment operations:
Net investment income (loss)[b]	(.25)	(.43)	.21	.27	(.04)	(.23)
Net gain (loss) on investments (realized and unrealized)	1.88	(5.32)	1.63	3.93	(7.67)	2.96
Total from investment operations	1.63	(5.75)	1.84	4.20	(7.71)	2.73
Less distributions from:
Net investment income	—	(.31)	(.36)	—	—	—
Net realized gains	—	—	—	—	(.66)	(2.28)
Total distributions	—	(.31)	(.36)	—	(.66)	(2.28)
Net asset value, end of period	$36.78	$35.15	$41.21	$39.73	$35.53	$43.90

Total Return[c]	4.64%	(14.03%)	4.61%	11.82%	(17.65%)	7.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,896	$1,556	$1,412	$3,420	$1,737	$5,644
Ratios to average net assets:
Net investment income (loss)	(1.38%)	(1.05%)	0.50%	0.73%	(0.10%)	(0.57%)
Total expenses[d]	2.01%	2.02%	2.09%	1.83%	1.80%	1.76%
Net expenses[e]	1.94%	1.96%	2.02%	1.82%	1.80%	1.76%
Portfolio turnover rate	79%	103%	102%	241%	88%	190%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2021

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	25.4%
Guggenheim Ultra Short Duration Fund — Institutional Class	25.2%
Total	50.6%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2021

	6 Month‡	1 Year	5 Year	10 Year
Weakening Dollar 2x Strategy Fund	(6.45%)	8.38%	(2.17%)	(6.46%)
U.S. Dollar Index	2.78%	(5.08%)	(0.78%)	2.21%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

68 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2021
WEAKENING DOLLAR 2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 50.6%
Guggenheim Strategy Fund II1	11,532	$288,181
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	28,722	286,359
Total Mutual Funds
(Cost $571,224)		574,540

	Face Amount
FEDERAL AGENCY NOTES†† - 13.2%
Fannie Mae
1.38% due 10/07/21	$100,000	100,349
Federal Farm Credit Bank
0.13% due 11/02/21	50,000	50,006
Total Federal Agency Notes
(Cost $150,372)		150,355

U.S. TREASURY BILLS†† - 7.5%
U.S. Treasury Bills
0.01% due 08/03/21[2,3]	85,000	84,997
Total U.S. Treasury Bills
(Cost $84,999)		84,997

REPURCHASE AGREEMENTS††,4 - 32.9%
J.P. Morgan Securities LLC issued 06/30/21 at 0.05% due 07/01/21[5]	210,322	210,322
Barclays Capital, Inc. issued 06/30/21 at 0.03% due 07/01/21[5]	82,804	82,804
BofA Securities, Inc. issued 06/30/21 at 0.04% due 07/01/21[5]	81,180	81,180
Total Repurchase Agreements
(Cost $374,306)		374,306

Total Investments - 104.2%
(Cost $1,180,901)		$1,184,198
Other Assets & Liabilities, net - (4.2)%		(47,365)
Total Net Assets - 100.0%		$1,136,833

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Currency Futures Contracts Sold Short†
U.S. Dollar Index Futures Contracts	19	Sep 2021	$1,754,650	$(43,784)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Currency Index Swap Agreements Sold Short††
Goldman Sachs International	U.S. Dollar Index	N/A	At Maturity	09/17/21	5,529	$510,351	$(11,627)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at June 30, 2021.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as currency index swap collateral at June 30, 2021.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2021
WEAKENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$574,540	$—	$—	$574,540
Federal Agency Notes	—	150,355	—	150,355
U.S. Treasury Bills	—	84,997	—	84,997
Repurchase Agreements	—	374,306	—	374,306
Total Assets	$574,540	$609,658	$—	$1,184,198

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$43,784	$—	$—	$43,784
Currency Index Swap Agreements**	—	11,627	—	11,627
Total Liabilities	$43,784	$11,627	$—	$55,411

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2020, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126820000133/gug81042-ncsr.htm.

Transactions during the period ended June 30, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/21	Shares 06/30/21	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$365,606	$2,168	$(80,000)	$(76)	$483	$288,181	11,532	$2,204
Guggenheim Ultra Short Duration Fund — Institutional Class	535,187	1,780	(250,000)	(298)	(310)	286,359	28,722	1,808
	$900,793	$3,948	$(330,000)	$(374)	$173	$574,540		$4,012

70 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

Assets:
Investments in unaffiliated issuers, at value (cost $235,371)	$235,352
Investments in affiliated issuers, at value (cost $571,224)	574,540
Repurchase agreements, at value (cost $374,306)	374,306
Receivables:
Dividends	566
Interest	331
Total assets	1,185,095

Liabilities:
Unrealized depreciation on OTC swap agreements	11,627
Payable for:
Fund shares redeemed	20,872
Variation margin on futures contracts	6,187
Licensing fees	3,023
Swap settlement	1,263
Management fees	1,224
Securities purchased	566
Investor service fees	356
Transfer agent and administrative fees	312
Portfolio accounting fees	143
Trustees’ fees*	20
Miscellaneous	2,669
Total liabilities	48,262
Commitments and contingent liabilities (Note 11)	—
Net assets	$1,136,833

Net assets consist of:
Paid in capital	$2,538,500
Total distributable earnings (loss)	(1,401,667)
Net assets	$1,136,833
Capital shares outstanding	19,807
Net asset value per share	$57.40

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2021

Investment Income:
Dividends from securities of affiliated issuers	$4,012
Interest	148
Total investment income	4,160

Expenses:
Management fees	8,406
Investor service fees	2,335
Transfer agent and administrative fees	3,074
Licensing fees	2,435
Professional fees	1,108
Portfolio accounting fees	934
Trustees’ fees*	182
Custodian fees	132
Miscellaneous	204
Total expenses	18,810
Less:
Expenses reimbursed by Adviser	(71)
Expenses waived by Adviser	(484)
Total waived/reimbursed expenses	(555)
Net expenses	18,255
Net investment loss	(14,095)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(374)
Swap agreements	(5,329)
Futures contracts	(30,736)
Net realized loss	(36,439)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(21)
Investments in affiliated issuers	173
Swap agreements	(15,486)
Futures contracts	(92,897)
Net change in unrealized appreciation (depreciation)	(108,231)
Net realized and unrealized loss	(144,670)
Net decrease in net assets resulting from operations	$(158,765)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 71

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(14,095)	$(15,662)
Net realized gain (loss) on investments	(36,439)	124,442
Net change in unrealized appreciation (depreciation) on investments	(108,231)	45,512
Net increase (decrease) in net assets resulting from operations	(158,765)	154,292

Distributions to shareholders	—	(3,015)

Capital share transactions:
Proceeds from sale of shares	2,094,190	38,842,654
Distributions reinvested	—	3,015
Cost of shares redeemed	(3,130,216)	(37,252,358)
Net increase (decrease) from capital share transactions	(1,036,026)	1,593,311
Net increase (decrease) in net assets	(1,194,791)	1,744,588

Net assets:
Beginning of period	2,331,624	587,036
End of period	$1,136,833	$2,331,624

Capital share activity:
Shares sold	35,184	675,499
Shares issued from reinvestment of distributions	—	54
Shares redeemed	(53,375)	(648,006)
Net increase (decrease) in shares	(18,191)	27,547

72 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2021[a]	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016[f]
Per Share Data
Net asset value, beginning of period	$61.36	$56.17	$59.56	$67.40	$56.49	$61.90
Income (loss) from investment operations:
Net investment income (loss)[b]	(.45)	(.76)	.28	.40	(.14)	(.11)
Net gain (loss) on investments (realized and unrealized)	(3.51)	6.19	(3.17)	(8.24)	11.05	(5.30)
Total from investment operations	(3.96)	5.43	(2.89)	(7.84)	10.91	(5.41)
Less distributions from:
Net investment income	—	(.24)	(.50)	—	—	—
Total distributions	—	(.24)	(.50)	—	—	—
Net asset value, end of period	$57.40	$61.36	$56.17	$59.56	$67.40	$56.49

Total Return[c]	(6.45%)	9.69%	(4.85%)	(11.63%)	19.31%	(8.71%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,137	$2,332	$587	$582	$779	$687
Ratios to average net assets:
Net investment income (loss)	(1.51%)	(1.35%)	0.50%	0.61%	(0.22%)	(0.63%)
Total expenses[d]	2.01%	2.00%	2.08%	1.82%	1.80%	1.76%
Net expenses[e]	1.95%	1.96%	2.00%	1.81%	1.80%	1.76%
Portfolio turnover rate	1%	129%	187%	213%	367%	250%

[a]	Unaudited figures for the period ended June 30, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Rydex Variable Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse share split — Per share amounts for the year ended December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 73

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately. At June 30, 2021, the Trust consisted of forty-nine funds. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
S&P 500® Pure Growth Fund	Non-diversified
S&P 500® Pure Value Fund	Non-diversified
S&P MidCap 400® Pure Growth Fund	Non-diversified
S&P MidCap 400® Pure Value Fund	Non-diversified
S&P SmallCap 600® Pure Growth Fund	Non-diversified
S&P SmallCap 600® Pure Value Fund	Non-diversified
Europe 1.25x Strategy Fund	Non-diversified
Japan 2x Strategy Fund	Non-diversified
Strengthening Dollar 2x Strategy Fund	Non-diversified
Weakening Dollar 2x Strategy Fund	Non-diversified

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides adivosry services. Guggehnheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

74 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 75

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of June 30, 2021, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.08% at June 30, 2021.

(j) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategy, the Funds may utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

76 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Europe 1.25x Strategy Fund	Index exposure, Leverage, Liquidity	$6,613,235	$—
Japan 2x Strategy Fund	Index exposure, Leverage, Liquidity	11,824,539	—
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	3,090,327	—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	3,159,515

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Currency swaps enable the Funds to gain exposure to currencies in a market without actually possessing a given currency, or to hedge a position. Currency swaps involve the exchange of the principal and interest in one currency for the principal and interest in another currency. As in other types of OTC swaps, the Funds may be at risk due to the counterparty’s inability to perform.

The following table represents the Funds’ use and volume of currency swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	$466,250	$—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	487,358

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 77

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of June 30, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency contracts	Variation margin on futures contracts	Variation margin on futures contracts
Currency contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at June 30, 2021:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Swaps Currency Risk	Total Value at June 30, 2021
Strengthening Dollar 2x Strategy Fund	$—	$69,063	$6,660	$75,723

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Swaps Currency Risk	Total Value at June 30, 2021
Europe 1.25x Strategy Fund	$43,902	$104,384	$—	$148,286
Japan 2x Strategy Fund	32,195	71,443	—	103,638
Weakening Dollar 2x Strategy Fund	—	43,784	11,627	55,411

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended June 30, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Currency contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended June 30, 2021:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Foreign Currency Exchange Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$495,802	$(493)	$—	$495,309
Japan 2x Strategy Fund	499,613	(345,719)	—	153,894
Strengthening Dollar 2x Strategy Fund	—	(40,849)	(320)	(41,169)
Weakening Dollar 2x Strategy Fund	—	(30,736)	(5,329)	(36,065)

78 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Foreign Currency Exchange Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$(56,433)	$(112,249)	$—	$(168,682)
Japan 2x Strategy Fund	(230,195)	(112,851)	—	(343,046)
Strengthening Dollar 2x Strategy Fund	—	101,625	11,049	112,674
Weakening Dollar 2x Strategy Fund	—	(92,897)	(15,486)	(108,383)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 79

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Strengthening Dollar 2x Strategy Fund	Swap currency contracts	$6,660	$—	$6,660	$—	$—	$6,660

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Weakening Dollar 2x Strategy Fund	Swap currency contracts	$11,627	$—	$11,627	$(11,627)	$—	$—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of June 30, 2021.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Strengthening Dollar 2x Strategy Fund	Goldman Sachs International	Futures contracts	$4,722	$—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended June 30, 2021, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Europe 1.25x Strategy Fund	$742
Japan 2x Strategy Fund	870
Strengthening Dollar 2x Strategy Fund	581
Weakening Dollar 2x Strategy Fund	484

GI has contractually agreed to waive and/or reimburse expenses for Europe 1.25x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund, in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This agreement is effective June 1, 2021 and the end of the initial term is August 1, 2022. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board of Trustees upon sixty days’ written notice.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At June 30, 2021, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Note
0.05%			0.13%
Due 07/01/21	$43,014,729	$43,014,789	Due 04/30/23	$43,947,200	$43,875,223

BofA Securities, Inc.			U.S. Treasury Bond
0.04%			2.25%
Due 07/01/21	16,602,804	16,602,822	Due 05/15/41	16,308,000	16,934,920

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
0.03%			0.13%
Due 07/01/21	16,934,860	16,934,874	Due 04/15/26	15,882,137	17,278,376

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At June 30, 2021, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested		Cash Collateral Uninvested	Total Collateral
S&P 500® Pure Value Fund	$52,279	$(52,279)	$—	$52,824		$—	$52,824
S&P MidCap 400® Pure Growth Fund	11,729	(11,696)	33	11,696	*	—	11,696
S&P SmallCap 600® Pure Growth Fund	976,851	(976,851)	—	1,019,454		—	1,019,454
S&P SmallCap 600® Pure Value Fund	333,423	(333,423)	—	333,725		—	333,725
Europe 1.25x Strategy Fund	18,650	(18,650)	—	19,256		—	19,256

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.
*	Subsequent to June 30, 2021, additional collateral was received.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At June 30, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
S&P 500® Pure Growth Fund	$28,049,694	$12,736,129	$(134,724)	$12,601,405
S&P 500® Pure Value Fund	27,799,837	8,082,757	(19,721)	8,063,036
S&P MidCap 400® Pure Growth Fund	15,093,204	5,088,026	(374,709)	4,713,317
S&P MidCap 400® Pure Value Fund	19,627,225	4,477,501	(73,048)	4,404,453
S&P SmallCap 600® Pure Growth Fund	15,986,902	4,151,841	(272,012)	3,879,829
S&P SmallCap 600® Pure Value Fund	21,908,771	5,022,860	(111,066)	4,911,794
Europe 1.25x Strategy Fund	3,356,221	58,901	(148,731)	(89,830)
Japan 2x Strategy Fund	2,703,509	4,530	(103,692)	(99,162)
Strengthening Dollar 2x Strategy Fund	1,912,004	79,784	(11)	79,773
Weakening Dollar 2x Strategy Fund	1,180,911	3,307	(55,431)	(52,124)

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 9 – Securities Transactions

For the period ended June 30, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® Pure Growth Fund	$13,344,624	$13,002,864
S&P 500® Pure Value Fund	37,366,204	34,100,687
S&P MidCap 400® Pure Growth Fund	10,844,983	14,096,077
S&P MidCap 400® Pure Value Fund	21,255,408	17,361,735
S&P SmallCap 600® Pure Growth Fund	20,214,538	20,045,200
S&P SmallCap 600® Pure Value Fund	44,275,407	32,140,572
Europe 1.25x Strategy Fund	1,964,071	1,266,458
Japan 2x Strategy Fund	507,920	365,000
Strengthening Dollar 2x Strategy Fund	904,816	700,000
Weakening Dollar 2x Strategy Fund	3,948	330,000

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended June 30, 2021, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
S&P 500® Pure Growth Fund	$1,919,299	$2,131,457	$61,797
S&P 500® Pure Value Fund	8,561,057	5,573,611	72,499
S&P MidCap 400® Pure Growth Fund	1,416,012	990,474	25,183
S&P MidCap 400® Pure Value Fund	2,586,507	4,525,316	41,010
S&P SmallCap 600® Pure Growth Fund	3,938,856	1,317,814	(50,138)
S&P SmallCap 600® Pure Value Fund	4,503,699	5,467,300	107,308
Europe 1.25x Strategy Fund	695,093	554,398	1,734

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021 and expired on June 7, 2021. On June 7, 2021, the line of credit agreement was renewed and expires on June 6, 2022. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the period ended June 30, 2021. The Funds did not have any borrowings outstanding under this agreement at June 30, 2021.

The average daily balances borrowed for the period ended June 30, 2021, were as follows:

Fund	Average Daily Balance
S&P 500® Pure Growth Fund	$14
S&P 500® Pure Value Fund	183
S&P MidCap 400® Pure Growth Fund	85
S&P SmallCap 600® Pure Growth Fund	281
S&P SmallCap 600® Pure Value Fund	49

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 11 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include Rydex Variable Trust. Defendants filed an opposition to the petition for certiorari on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. The Court denied the petition for certiorari on April 19, 2021.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 12 – COVID-19

The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Note 13 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

86 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Rydex Variable Trust Contracts Review Committee

Rydex Variable Trust (the “Trust”) was organized as a Delaware statutory trust on June 11, 1998, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series (each, a “Fund” and collectively, the “Funds”):

Tradable Funds (Including Sector Funds*)
●	Banking Fund*	●	Basic Materials Fund*
●	Biotechnology Fund*	●	Commodities Strategy Fund
●	Consumer Products Fund*	●	Dow 2x Strategy Fund
●	Electronics Fund*	●	Energy Fund*
●	Energy Services Fund*	●	Europe 1.25x Strategy Fund
●	Financial Services Fund*	●	Government Long Bond 1.2x Strategy Fund
●	Health Care Fund*	●	High Yield Strategy Fund
●	Internet Fund*	●	Inverse Dow 2x Strategy Fund
●	Inverse Government Long Bond Strategy Fund	●	Inverse High Yield Strategy Fund***
●	Inverse Mid-Cap Strategy Fund	●	Inverse NASDAQ-100 2x Strategy Fund***

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OTHER INFORMATION (Unaudited)(continued)

●	Inverse NASDAQ-100 Strategy Fund	●	Inverse Russell 2000 2x Strategy Fund***
●	Inverse Russell 2000 Strategy Fund	●	Inverse S&P 500 2x Strategy Fund***
●	Inverse S&P 500 Strategy Fund	●	Japan 2x Strategy Fund
●	Leisure Fund*	●	Mid-Cap 1.5x Strategy Fund
●	NASDAQ-100 2x Strategy Fund	●	NASDAQ-100 Fund
●	Nova Fund	●	Precious Metals Fund*
●	Real Estate Fund	●	Retailing Fund*
●	Russell 2000 1.5x Strategy Fund	●	Russell 2000 2x Strategy Fund
●	Russell 2000 Fund***	●	S&P 500 Fund***
●	S&P 500 Pure Growth Fund	●	S&P 500 Pure Value Fund
●	S&P MidCap 400 Pure Growth Fund	●	S&P MidCap 400 Pure Value Fund
●	S&P SmallCap 600 Pure Growth Fund	●	S&P SmallCap 600 Pure Value Fund
●	Strengthening Dollar 2x Strategy Fund	●	Technology Fund*
●	Telecommunications Fund*	●	Transportation Fund*
●	Utilities Fund*	●	U.S. Government Money Market Fund
●	Weakening Dollar 2x Strategy Fund
Alternative Funds** (i.e., Non-Tradable Funds)
●	Global Managed Futures Strategy Fund**	●	Long Short Equity Fund**
●	Multi-Hedge Strategies Fund**

*	Each, a “Sector Fund” and collectively, the “Sector Funds.”
**	Each, an “Alternative Fund” and collectively, the “Alternative Funds.”
***

The Fund has been organized as a series of the Trust but has not commenced operations, and shares of the Fund are not currently offered to investors. The investment advisory agreement for the Fund was not considered for renewal. Consequently, all references to “the Funds” or similar references hereafter should be understood as excluding such Fund.

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of the Funds pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and Security Investors (the “Advisory Agreement”).1 (Guggenheim Partners, Security Investors and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes Security Investors and other affiliated investment management businesses of Guggenheim Partners.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Adviser regularly provides investment research, advice and supervision, along with a continuous investment program for the Funds, and directs the purchase and sale of securities and other investments for each Fund’s portfolio.

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at

[1]

Security Investors also serves as investment adviser to each of Rydex Variable Commodities Strategy CFC, Rydex Variable Managed Futures Strategy CFC and Rydex Variable Multi-Hedge Strategies CFC (each, a “Subsidiary” and collectively, the “Subsidiaries”), wholly-owned subsidiaries of the Trust that are organized as limited companies under the laws of the Cayman Islands and used by Commodities Strategy Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund, respectively, to obtain commodities exposure. Pursuant to a separate investment management agreement for each Subsidiary (each, a “Subsidiary Advisory Agreement” and collectively, the “Subsidiary Advisory Agreements), the Subsidiary pays Security Investors an advisory fee at the same rate that the respective Fund pays Security Investors under the Advisory Agreement. The Subsidiary Advisory Agreements do not require annual renewal by the Independent Trustees and will continue until they are terminated as provided in the Agreements. In addition, Security Investors has entered into a separate waiver agreement with respect to each applicable Fund pursuant to which Security Investors has contractually agreed to waive the advisory fee it receives from the Fund in an amount equal to the advisory fee paid to Security Investors by the respective Subsidiary. This undertaking will continue with respect to each applicable Fund for so long as the Fund invests in the respective Subsidiary, and may be terminated only with the approval of the Board.

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OTHER INFORMATION (Unaudited)(continued)

a meeting called for such purpose.2 At meetings held by videoconference on April 20, 2021 (the “April Meeting”) and on May 26, 2021 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee met with a representative of FUSE at the April Meeting to discuss how FUSE determined the appropriate peer groups for the Funds. Thereafter, the Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a list of Funds for which no peer funds were identified, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

As part of its evaluation of the Adviser and the proposed renewal of the Advisory Agreement, the Committee took into account that each Tradable Fund is designed to provide tactical advisors with specific exposures (with the exception of the U.S. Government Money Market Fund which is designed to support tactical advisors seeking to avoid market exposure or preserve capital) while also providing for unlimited trading privileges, and that the Tradable Funds offer a unique set of product features. The Committee noted that each Tradable Fund (other than the U.S. Government Money Market Fund) seeks to track, or correlate to, the performance (before fees and expenses) of a specific benchmark index over certain time periods or a specific market, noting that, because appropriate published indices are not available for many of the Sector Funds and the Real Estate Fund, the Adviser has developed its own methodology to construct internal performance benchmarks for the Sector Funds and the Real Estate Fund. In this regard, the Committee received information regarding the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, including the personnel with primary responsibility for the maintenance and execution of the methodology. The Committee also noted that, in addition to the performance information included in the FUSE reports, the Adviser provided tracking error data for each Tradable Fund (other than U.S. Government Money Market Fund) relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The

[2]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of May 26, 2021. The Board, including the Independent Trustees, relied on this relief in voting to renew the Advisory Agreement at a meeting of the Board held by videoconference on May 26, 2021.

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Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and index methodologies and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal, regulatory and operational risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the Tradable Funds, the Committee considered their unique product features, including their tradability, the real time cash process employed for such Funds, and the leveraged and inverse strategies offered, and the Adviser’s assessment of the value to shareholders provided by the Funds’ structure and the services required by the Adviser to provide the Funds’ unique features. The Committee noted that the Tradable Funds allow frequent trading and noted the magnitude of changes in each Fund’s assets during 2020 and 2019. In this regard, the Committee noted that the real time cash process is utilized by the Adviser to aggregate shareholder flow data to estimate daily net subscriptions or redemptions in order to mitigate the costs associated with the tradability feature, improve tracking and keep the Funds fully invested. The Committee also took into account the infrastructure developed by the Adviser to manage the significant volume and size of trading that typically occurs near the end of each business day, as well as the unique considerations required in the portfolio construction process to determine the optimal way to obtain the applicable exposures, including leveraged and inverse exposures, while allowing for high turnover. With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, noting the Adviser’s statement that it uses a quantitative portfolio investment process that also requires investment discretion in implementing adjustments for factors that affect tradability and liquidity, changing dynamics within a sector or market, and corporate actions such as spin-offs, among other adjustments.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH.

The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: Except as otherwise noted, the Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2020, as applicable. For certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, only investment returns for the five-year, three-year and one-year periods ended December 31, 2020, as applicable, were received. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark and a peer group of similar funds based on asset levels as identified by FUSE, and for certain Funds, a broader universe of funds, in each case for the same periods, as applicable. The Committee also received from FUSE a description

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of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. For the Tradable Funds (other than U.S. Government Money Market Fund), the Committee received tracking error data for other similar funds in the Guggenheim fund complex. The Committee also received certain updated performance information as of March 31, 2021.

With respect to the Tradable Funds (other than U.S. Government Money Market Fund), the Committee considered the Adviser’s statement that such Funds are designed as a suite of products seeking to provide a number of broad and specific exposures for tactical advisors and also considered that the Funds have a unique set of product features designed to meet the needs of those tactical advisors, which has an impact on performance. The Committee considered the Adviser’s statement that, in circumstances in which there are significant deviations from expected returns, management seeks to understand the cause of such deviations and determine if any remedial actions should be considered, noting that no such remedial actions were currently deemed necessary by the Adviser to address performance. The Committee also considered the Adviser’s discussion of factors that contribute to such deviations, including shareholder activity, financing costs associated with leverage and investment instruments used to achieve certain exposures, noting the Adviser’s statement that expenses and transaction costs based on shareholder activity are the primary driver of performance differences.

With respect to certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds in the two direct competitor product suites and noted the Adviser’s statement that certain Tradable Funds do not have any peer funds that provide the same index, leverage or inverse exposure. The Committee also considered management’s commentary explaining instances of significant underperformance (defined as greater than 100 basis points), as applicable, of such Funds over the five-year, three-year and/or one-year periods ended December 31, 2020, relative to their respective peer funds, attributing such relative underperformance to, among other factors, differences in portfolio construction methodologies and exposures. The Committee noted that the two direct competitor product suites do not offer a fund comparable to the Commodities Strategy Fund and considered a comparison to a peer group identified in the FUSE report that includes actively-managed funds, noting the limitations in the comparability of such peer group.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report has product features that make it comparable in this regard. The Committee considered that the Fund outperformed the comparable peer fund over the five-year, three-year and one-year periods ended December 31, 2020, although its performance ranked in the fourth quartile of the broader peer group over the same time periods.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, including unlimited trading privileges, noting the Adviser’s statement that certain peer funds also cover a narrower or wider market segment than the applicable Fund. The Committee considered management’s commentary explaining such Funds’ underperformance, as applicable, over the five-year, three-year and one-year periods ended December 31, 2020, relative to their respective peer groups, attributing such underperformance to, among other factors, high turnover associated with daily shareholder flows, differences in exposures and the Funds’ modified cap weighting approach to portfolio construction.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), in seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee observed that the Global Managed Futures Strategy Fund’s returns ranked in the third quartile or better of its performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations regarding the other Alternative Funds:

Long Short Equity Fund: The Fund’s returns ranked in the 80th percentile of its performance universe for the five-year and three-year periods ended December 31, 2020. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily a result of the Fund’s fundamental factor tilts and the underperformance of the Fund’s prior investment strategy. The Committee noted management’s statement that the Fund’s long exposure to value and short exposure to growth, as well as negative sector exposures to well-performing sectors, have detracted from investment performance. The Committee also noted management’s statement that

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the Fund employed a momentum-based investment strategy prior to May 31, 2017 that demonstrated bouts of volatility and inconsistencies, which affected long-term performance. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings had improved to the 45th and 60th percentiles, respectively.

Multi-Hedge Strategies Fund: The Fund’s returns ranked in the 100th percentile of its performance universe for the five-year and three-year periods ended December 31, 2020. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the underperformance of its long short equity sleeve and its overall lower equity market beta relative to its peers. With respect to the Fund’s long short equity sleeve, the Committee noted management’s statement that the sleeve’s high long exposure to value and short exposure to growth have detracted from investment performance. The Committee took into account management’s statement that the Fund changed its underlying investment strategies to improve diversification amongst the strategies, target a higher and more stable risk profile and enhance risk-adjusted returns while providing continuity for shareholders. The Committee noted that, as of March 31, 2021, the five-year and three-year performance rankings had improved to the 55th and 21st percentiles, respectively.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee3 and total net expense ratio to the applicable peer group, if any. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable. The Committee noted Guggenheim’s statement that it does not provide advisory services to other clients that have investment strategies similar to those of the Funds, other than the retail fund counterparts to the Funds and certain other clients with respect to Long Short Equity Fund, each of which is charged the same advisory fee as the corresponding Fund.

With respect to the Tradable Funds that are designed to track a widely available index, which have only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds, noting the Adviser’s statement that only one of the two direct competitor product suites is directly comparable for purposes of assessing such Funds’ advisory fees. For those Tradable Funds with a peer fund from the directly comparable product suite, the Committee noted that each Fund’s contractual advisory fee was equal to or lower than the contractual advisory fee charged to the peer fund, with the exception of 15 Funds for which the contractual advisory fee was five basis points higher than the contractual advisory fee charged to the peer fund. With respect to each of those 15 Funds, the Adviser agreed to waive five basis points of its contractual advisory fee through August 1, 2022. The Committee also considered that each such Fund’s net effective management fee was competitive. The Committee noted that the higher total net expense ratio as compared to the peer fund was driven primarily by the higher other operating expenses of each such Fund.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report is directly comparable in terms of product features offered. The Committee considered that, as of the Fund’s and the peer fund’s respective fiscal year ends, the Fund’s contractual advisory fee, net effective management fee and total net expense ratio are lower than those of the peer fund. The Committee noted the Adviser’s statement that, given the current low interest rate environment, it is currently waiving, and intends to continue to waive, all or a portion of its fees to the extent necessary to maintain the Fund’s stable net asset value.

[3]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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OTHER INFORMATION (Unaudited)(continued)

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, such as unlimited trading privileges. As a result, the fee and expense comparisons are more difficult given the uniqueness of both the Funds’ structure and the portfolio management needed to meet client requirements.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), the Committee made the following observations:

Global Managed Futures Strategy Fund: The Fund’s contractual advisory fee ranks in the fourth quartile (100th percentile) of its peer group. The Fund’s net effective management fee ranks in the first quartile (1st percentile) of its peer group. The Fund’s total net expense ratio ranks in the fourth quartile (100th percentile) of its peer group, with higher other operating expenses than its peer fund. The Committee considered that the peer group is limited in size and is comprised of only two funds. The Committee noted that the Fund’s contractual advisory fee and total net expense ratio each rank more competitively when compared to the broader universe of funds.

Long Short Equity Fund: The Fund’s contractual advisory fee, net effective management fee and total net expense ratio each rank in the fourth quartile (80th, 80th and 100th percentiles, respectively) of its peer group. The Committee noted the Fund’s higher other operating expenses compared to its peers. The Committee considered that the peer group is limited in size and is comprised of only six funds.

Multi-Hedge Strategies Fund: Although the Fund’s contractual advisory fee ranks in the fourth quartile (75th percentile) of its peer group, the Committee considered that the Fund’s net effective management fee and total net expense ratio each rank at the median of its peer group. The Committee considered that the peer group is limited in size and is comprised of only five funds.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2020, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2019. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by the Adviser from its relationship with the Funds were appropriate and that the Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that, although Guggenheim’s overall expenses declined in 2020, generally, costs are anticipated to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

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The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for an Alternative Fund (i.e., a non-Tradable Fund), with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such expense waivers and limitations. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of the Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (2) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 97

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2016

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

98 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2016

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

102 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Rydex Variable Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2020, to March 31, 2021. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable. The Report further concluded that the Program operated effectively during recent market conditions arising from COVID-19.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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Item 2. Code of Ethics.

Not applicable at this time.

Item 3. Audit Committee Financial Expert.

Not applicable at this time.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Fund Management Investment Companies.

Not Applicable

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Variable Trust

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	September 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	September 8, 2021

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Treasurer

Date	September 8, 2021

*	Print the name and title of each signing officer under his or her signature.